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                         STATE FARM MUTUAL FUND TRUST

                            STATE FARM EQUITY FUND
                       STATE FARM SMALL CAP EQUITY FUND
                     STATE FARM INTERNATIONAL EQUITY FUND
                         STATE FARM S&P 500 INDEX FUND
                        STATE FARM SMALL CAP INDEX FUND
                      STATE FARM INTERNATIONAL INDEX FUND
                        STATE FARM EQUITY AND BOND FUND
                             STATE FARM BOND FUND
                      STATE FARM TAX ADVANTAGED BOND FUND
                         STATE FARM MONEY MARKET FUND

                            Three State Farm Plaza
                       Bloomington, Illinois 61791-0001
                                (800) 447-4930
                      STATEMENT OF ADDITIONAL INFORMATION
                          CLASS A AND CLASS B SHARES

                 May 1, 2003 and as supplemented July 28, 2003


   This Statement of Additional Information (SAI) is not a prospectus but provides information that you should read in conjunction with the State Farm
Mutual Fund Trust prospectus (the "Prospectus") dated the same date as this SAI. The audited financial statements for State Farm Mutual Fund Trust for the period ended December 31, 2002 are incorporated into this SAI by reference from the Trust's annual report to shareholders. You may obtain a copy of the Prospectus or the annual report at no charge by writing or telephoning State
Farm Mutual Fund Trust at the address or telephone number shown above.

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                               TABLE OF CONTENTS


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INFORMATION ABOUT THE FUNDS...........................................................................   1
INVESTMENT OBJECTIVES.................................................................................   1
INVESTMENT TECHNIQUES AND RISKS.......................................................................   1
   Equity Securities..................................................................................   2
   Debt Securities....................................................................................   2
   Convertible Securities.............................................................................   3
   U.S. Government Securities.........................................................................   3
   Investment Companies and Exchange-Traded Funds.....................................................   4
   Floating- and Variable-Rate Obligations............................................................   5
   Letters of Credit..................................................................................   5
   Foreign Securities.................................................................................   6
   Stock Index Futures and Options On Stock Index Futures Contracts...................................  10
   Interest Rate Futures Contracts and Related Options................................................  12
   Warrants...........................................................................................  14
   Municipal Bonds....................................................................................  14
   Mortgage-Backed Securities.........................................................................  15
   Asset-Backed Securities............................................................................  16
   Mortgage Dollar Rolls..............................................................................  16
   Money Market Fund..................................................................................  16
   Foreign Money Market Instruments...................................................................  17
   Cash and Cash Equivalents..........................................................................  17
   Repurchase Agreements..............................................................................  18
   Privately Issued Securities........................................................................  18
   Forward Commitments, When-Issued And Delayed Delivery Securities...................................  18
   Loans Of Portfolio Securities......................................................................  19
   Defensive Investments..............................................................................  20
INVESTMENT POLICIES AND RESTRICTIONS..................................................................  20
   Fundamental Restrictions...........................................................................  20
   Non-Fundamental Restrictions.......................................................................  21
   Operating Policies of the S&P 500 Index Master Portfolio, International Index Master Portfolio and
     the Russell 2000 Master Portfolio................................................................  22
MORE ABOUT THE EQUITY INDEX FUNDS.....................................................................  24
   Master/Feeder Structure............................................................................  24
   Selection of Investments for the Master Portfolio..................................................  25
   Tracking Error.....................................................................................  25
   Relationship With the Index Providers..............................................................  26
   Standard & Poor's..................................................................................  26
   Russell 2000.......................................................................................  26
   EAFE Index.........................................................................................  27
TRUSTEES AND OFFICERS.................................................................................  28
INVESTMENT ADVISORY AGREEMENTS........................................................................  34
   Between the Trust and the Manager..................................................................  34
   Between Barclays and the Master Portfolios.........................................................  37
   Between the Manager and Capital Guardian...........................................................  37
SECURITIES ACTIVITIES OF THE MANAGER, CAPITAL GUARDIAN AND BARCLAYS...................................  38
PORTFOLIO TRANSACTIONS AND BROKERAGE..................................................................  39
   The Equity Fund, Equity and Bond Fund, Bond Fund, Tax Advantaged Bond Fund and Money
     Market Fund......................................................................................  39
   Equity Index Funds.................................................................................  40
   Small Cap Equity Fund and International Equity Fund................................................  40
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                  PORTFOLIO TURNOVER.....................  41
                  DETERMINATION OF NET ASSET VALUE.......  41
                  PERFORMANCE INFORMATION................  43
                  PURCHASE AND REDEMPTION OF FUND SHARES.  48
                  DISTRIBUTION EXPENSES..................  49
                  DISTRIBUTION PLANS.....................  51
                     Class A Shares......................  51
                     Class B Shares......................  51
                     General.............................  51
                  OTHER SERVICE PROVIDERS................  55
                     Custodians..........................  55
                     Transfer Agent......................  55
                     Independent Auditors................  55
                  TAXES..................................  55
                     General Tax Information.............  55
                  CODE OF ETHICS.........................  59
                  SHARES.................................  60
                     Voting Rights.......................  60
                  FINANCIAL STATEMENTS...................  61
                  APPENDIX A: DESCRIPTION OF BOND RATINGS  62


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INFORMATION ABOUT THE FUNDS

   State Farm Mutual Fund Trust (the "Trust") is an open-end management investment company organized as a business trust under the laws of the State of Delaware on June 8, 2000. The Trust consists of fifteen separate funds, each of which has its own investment objective, investment policies, restrictions and risks. This SAI relates to ten of the Trust's fifteen funds, specifically State Farm Equity Fund, State Farm Small Cap Equity Fund, State Farm International Equity Fund, State Farm S&P 500 Index Fund, State Farm Small Cap Index Fund, State Farm International Index Fund, State Farm Equity and Bond Fund, State Farm Bond Fund, State Farm Tax Advantaged Bond Fund, and State Farm Money Market Fund (each a "Fund," and collectively, the "Funds"). The Trust's other five funds are offered pursuant to other offering documents. From time to time the Trust may establish new funds pursuant to other offering documents.

   The Trust issues a separate series of shares of beneficial interest for each Fund representing fractional undivided interests in that Fund. As described in the section of the Prospectus entitled "Dividends, Distributions and Taxes," when you invest in a Fund you become entitled to a pro-rata share of all dividends and distributions arising from the net income and capital gains on investments of that Fund. Likewise, you share pro-rata in any losses of that Fund. Each Fund offers three classes of shares: Class A, Class B and Institutional Shares. This SAI relates to Class A and Class B shares.

   Three of the Funds--State Farm S&P 500 Index Fund, State Farm Small Cap Index Fund and State Farm International Index Fund (together, the "Equity Index Funds")--seek to achieve their respective investment objectives by investing all of their assets in the S&P 500 Index Master Portfolio, Russell 2000 Index Master Portfolio and International Index Master Portfolio (each a "Master Portfolio"), respectively, each of which is a series of Master Investment Portfolio (the "Master Fund"), an open-end, management investment company. Each Master Portfolio has substantially the same investment objective as the corresponding Equity Index Fund. Any Equity Index Fund may withdraw its investment in a corresponding Master Portfolio at any time if the Board of Trustees of the Trust determines that such action is in the best interests of the respective Equity Index Fund and its shareholders. Upon such withdrawal, the Board of Trustees would consider alternative investments, including investing all of an Equity Index Fund's assets in another investment company with the same investment objective as the Equity Index Fund or hiring an investment adviser to manage the Equity Index Fund's assets in accordance with the investment policies and restrictions described in the Trust's prospectus and this Statement of Additional Information.

   Each Fund (including the Equity Index Funds through their investment in the Master Portfolios, and the Equity and Bond Fund through its investment in the Equity Fund and the Bond Fund) is "diversified" as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"). State Farm Investment Management Corp. (the "Manager") is the investment adviser to each of the Funds.

INVESTMENT OBJECTIVES

   The investment objective of each Fund is set forth and described in the Prospectus. The investment objective of each Fund may be changed by the Board of Trustees of the Trust without the approval of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of each Fund. Should the investment objective of any Fund change, the Trust will provide investors with thirty days' prior notice of the change.

INVESTMENT TECHNIQUES AND RISKS

   In addition to the investment objective of each Fund, the policies and certain techniques by which the Funds pursue their objectives are generally set forth in the Prospectus. This section is intended to augment the explanation set forth in the Prospectus.

   To the extent set forth in this SAI, each Equity Index Fund through its investment in a corresponding Master Portfolio may invest in the securities described below. To avoid the need to refer to both the Equity Index Funds

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and the Master Portfolio in every instance, the following sections generally refer to the Funds or Equity Index Funds only.

EQUITY SECURITIES

   Each of the Equity Fund, Small Cap Equity Fund, International Equity Fund, Equity and Bond Fund (through the Equity Fund), and Equity Index Funds invest in common stocks, which represent an equity interest (ownership) in a business. This ownership interest often gives these Funds the right to vote on measures affecting the company's organization and operations. These Funds also invest in other types of equity securities, including preferred stocks and securities convertible into common stocks (discussed below). Over time, common stocks historically have provided superior long-term capital growth potential. However, stock prices may decline over short or even extended periods. Stock markets tend to move in cycles, with periods of rising stock prices and periods of falling stock prices. As a result, these Funds should be considered long-term investments, designed to provide the best results when held for several years or more. These Funds may not be suitable investments if you have a short-term investment horizon or are uncomfortable with an investment whose value is likely to vary substantially.

   The Small Cap Equity Fund's and the Small Cap Index Fund's investments in smaller capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. For example, smaller companies often have limited product lines, markets, or financial resources, may be dependent for management on one or a few key persons, and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts, and may be subject to wider price swings, thus creating a greater chance of loss than securities of larger capitalization companies. In addition, transaction costs in stocks of smaller capitalization companies may be higher than those of larger capitalization companies.

   Because the Small Cap Equity Fund and Small Cap Index Fund emphasize the stocks of issuers with smaller market capitalizations, each can be expected to have more difficulty obtaining information about the issuers or valuing or disposing of its securities than it would if it were to concentrate on more widely held stocks.

DEBT SECURITIES

   Under normal circumstances, the Bond Fund, Equity and Bond Fund (through its investment in the Bond Fund) and Tax Advantaged Bond Fund may invest in debt securities of corporate and governmental issuers, including "investment grade" securities (securities within the four highest grades (AAA/Aaa to BBB/Baa) assigned by Moody's Investor Services, Inc. ("Moody's") or Standard and Poor's Corporation ("S&P")) and lower-rated securities (securities rated BB or lower by S&P or Ba or lower by Moody's, commonly called "junk bonds"), and securities that are not rated, but are of comparable quality. See APPENDIX A for a Description of Bond Ratings.

   The risks inherent in debt securities depend primarily on the term and quality of the obligations in a Fund's portfolio as well as on market conditions. In general, a decline in the prevailing levels of interest rates generally increases the value of debt securities, while an increase in rates usually reduces the value of those securities.

   Investment in lower grade securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt the market for such securities and adversely affect the value of such securities. In addition, such securities are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in making their principal and interest payments.

   In addition, lower grade securities may be less marketable than higher-quality debt securities because the market for them is less broad. The market for unrated debt securities is even narrower. During periods of thin

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trading in these markets, the spread between bid and ask prices is likely to increase significantly, and a Fund may have greater difficulty selling its portfolio securities. Adverse publicity and investor perceptions may negatively affect the market value and liquidity of these securities.

   The S&P 500 Index Fund may purchase debt securities that are not rated if, in the opinion of Barclays Global Fund Advisors ("Barclays"), the investment adviser for the S&P 500 Index Master Portfolio, such obligation is of investment quality comparable to other rated investments that are permitted to be purchased by the S&P 500 Index Fund. After purchase by the S&P 500 Index Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the S&P 500 Index Fund. Neither event will require a sale of such security by the S&P 500 Index Fund, provided that the amount of such securities held by the S&P 500 Index Fund does not exceed 5% of the S&P 500 Index Fund's net assets. To the extent the ratings given by Moody's or by S&P may change as a result of changes in such organizations or their rating systems, the S&P 500 Index Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectus and in this Statement of Additional Information.

   The S&P 500 Index Fund is not required to sell downgraded securities, and it could hold up to 5% of its net assets in debt securities rated below "Baa" by Moody's or below "BBB" by S&P or if unrated, low quality (below investment grade) securities.

CONVERTIBLE SECURITIES

   The Bond Fund may invest up to 20% of its total assets in convertible securities. Convertible securities may include corporate notes or preferred stock, but are ordinarily a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock.

   Convertible securities generally rank senior to common stock in an issuer's capital structure and may entail less risk of declines in market value than the issuer's common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security. In evaluating a convertible security, the Manager usually gives primary emphasis to the attractiveness of the underlying common stock.

U.S. GOVERNMENT SECURITIES

   Each of the Funds may purchase securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities ("U.S. Government Securities"). Some U.S. Government Securities, such as Treasury bills, notes and bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others, such as obligations issued or guaranteed by U.S. Government agencies, authorities or instrumentalities are supported either by (a) the full faith and credit of the U.S. Government (such as securities of the Small Business Administration), (b) the right of the issuer to borrow from the Treasury (such as securities of the Federal Home Loan Banks), (c) the discretionary authority of the U.S. Government to purchase the agency's obligations (such as securities of the Federal National Mortgage Association), or (d) only the credit of the issuer. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, authorities or instrumentalities in the future. Accordingly, securities issued by an agency are subject to default, and are also subject to interest rate and prepayment risks.

   U.S. Government Securities may also include zero coupon securities. Zero coupon securities are issued and traded at a discount and do not entitle the holder to any periodic payments of interest prior to maturity and, for

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this reason, may trade at a deep discount from their face or par value and may be subject to greater fluctuations in market value than ordinary debt obligations of comparable maturity. With zero coupon securities there are no cash distributions to reinvest, so investors bear no reinvestment risk if they hold the zero coupon securities to maturity; holders of zero coupon securities, however, forego the possibility of reinvesting at a higher yield than the rate paid on the originally issued security. With zero coupon securities there is no reinvestment risk on the principal amount of the investment. When held to maturity, the entire return from such instruments is determined by the difference between such instrument's purchase price and its value at maturity.

   Securities guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities are considered to include (a) securities for which the payment of principal and interest is backed by a guarantee of, or an irrevocable letter of credit issued by, the U.S. Government, its agencies, authorities or instrumentalities and (b) participation in loans made to foreign governments or their agencies that are so guaranteed. The secondary market for certain of these participations is limited. Such participations may therefore be regarded as illiquid.

INVESTMENT COMPANIES AND EXCHANGE TRADED FUNDS

   Each Equity Index Fund may invest in securities issued by other open-end and closed end, management investment companies, including investment companies that are affiliated with the Master Fund and its advisor, Barclays, to the extent permitted under the 1940 Act. As a general matter, under the 1940 Act, investment in such securities is limited to: (i) 3% of the outstanding voting stock of any one investment company, (ii) 5% of An Equity Index Fund's total assets with respect to any one investment company and (iii) 10% of an Equity Index Fund's total assets with respect to all such companies in the aggregate. The Master Fund in which the Equity Index Funds invest has obtained permission from the SEC (via exemptive order) to invest any cash balances that have not been otherwise invested in portfolio securities, and money received as collateral through securities lending activities in certain affiliated money market funds, including those of the Master Fund, Barclays Global Investors Funds, iShares Trust and iShares, Inc., which comply with Rule 2a-7 under the 1940 Act. Investments in the securities of other investment companies generally will involve duplication of advisory fees and certain other expenses.

   The Equity Index Funds may purchase shares of exchange traded funds ("ETFs"). Typically, an Equity Index Fund would purchase ETF shares for the same reason it would purchase (and as an alternative to purchasing) futures contracts--to obtain relatively low-cost exposure to the stock market while maintaining flexibility to meet the liquidity needs of the Equity Index Fund. ETF shares enjoy several advantages over futures. Depending on the market, the holding period, and other factors, ETF shares can be less costly than futures. In addition, ETF shares can be purchased for smaller sums and offer exposure to market sectors and styles for which there is no suitable or liquid futures contract. The Equity Index Funds may invest a small portion of their assets in shares of ETFs that are advised by Barclays. Barclays will receive investment advisory fees at both the Equity Index Fund level and the ETF level for investments by an Equity Index Fund in shares of an ETF advised by Barclays. Because most ETFs are investment companies, an Equity Index Fund's purchases of ETF shares generally are subject to the 3/5/10% limitations described above.

   An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate within a wide range, and an Equity Index Fund could lose money investing in an ETF if the prices of the stocks owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF's shares may trade at a discount to their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

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FLOATING- AND VARIABLE-RATE OBLIGATIONS

   The Equity Index Funds may purchase floating- and variable-rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of thirteen months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding thirteen months. Variable rate demand notes include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and the Equity Index Fund may invest in obligations which are not so rated only if Barclays determines that, at the time of investment, the obligations are of comparable quality to the other obligations in which the Equity Index Fund may invest. Barclays, on behalf of each Equity Index Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in each Equity Index Fund's portfolio. The Equity Index Fund will not invest more than 10% of the value of its total net assets in floating- or variable-rate demand obligations whose demand feature is not exercisable within seven days. Such obligations may be treated as liquid, provided that an active secondary market exists.

   The Tax Advantaged Bond Fund may purchase variable rate demand notes, which are obligations containing a floating or variable interest rate adjustment formula and which are subject to a right of demand for payment of the principal balance plus accrued interest either at any time or at specified intervals. The interest rate on a variable rate demand note may be based on a known lending rate, such as bank's prime rate, and may be adjusted when such rate changes, or the interest rate may be a market rate that is adjusted at specified intervals. The adjustment formula attempts to maintain the value of the variable rate demand note at approximately the par value of such note at the adjustment date.

   In addition, the Tax Advantaged Bond Fund may invest in inverse floaters. An inverse floater is a floating rate debt instrument, the interest rate on which resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage inherent in inverse floaters is associated with greater volatility in market value, such that, during periods of rising interest rates, the market values of inverse floaters will tend to decrease more rapidly than those of fixed rate securities. In addition, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed illiquid securities for purposes of the Fund's limitations on investment in such securities.

LETTERS OF CREDIT

   Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper and other short-term obligations) which the S&P 500 Index Fund may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Letters of credit are not federally insured instruments. Only banks, savings and loan associations and insurance companies which, in the opinion of Barclays, are of comparable quality to issuers of other permitted investments of the S&P 500

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Index Fund may be used for letter of credit-backed investments. However, such banks may be unable to honor the letter of credit.

FOREIGN SECURITIES

   Each of Equity Fund, Small Cap Equity Fund, Equity and Bond Fund (through its investment in the Equity Fund), International Equity Fund and International Index Fund invest in foreign securities not publicly traded in the United States. Each of these may invest in foreign securities directly or in the form of American Depositary Receipts ("ADRs"), Canadian Depositary Receipts ("CDRs"), European Depositary Receipts ("EDRs"), International Depositary Receipts ("IDRs") and Global Depositary Receipts ("GDRs") or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. Bank or trust company and traded on a U.S. stock exchange, and CDRs are receipts typically issued by a Canadian bank or trust company that evidence ownership of underlying foreign securities. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored ADR. EDRs and IDRs are receipts typically issued by European banks and trust companies, and GDRs are receipts issued by either a U.S. or non-U.S. banking institution, that evidence ownership of the underlying foreign securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and IDRs in bearer form are designed primarily for use in Europe.

   With respect to portfolio securities that are issued by foreign issuers or denominated in foreign currencies, the investment performance of a Fund is affected by the strength or weakness of the U.S. dollar against those currencies. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a yen-denominated stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the yen-denominated stock will fall.

   Shareowners should understand and consider carefully the risks involved in foreign investing. Investments in foreign securities are generally denominated in foreign currencies and involve certain considerations comprising both risk and opportunity not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back into the United States; the inability of a Fund to convert foreign currency into U.S. dollars, which would cause the Fund continued exposure to fluctuating exchange rates; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing, and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility; possible imposition of foreign taxes; possible investment in securities of companies in developing as well as developed countries; and sometimes less advantageous legal, operational, and financial protections applicable to foreign sub-custodial arrangements.

   Although the Funds try to invest in companies of countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other political, social or diplomatic developments that could adversely affect investment in these countries.

   EMERGING MARKETS. Investments in emerging markets securities include special risks in addition to those generally associated with foreign investing. Many investments in emerging markets can be considered speculative, and the value of those investments can be more volatile than in more developed foreign markets. This difference reflects the greater uncertainties of investing in less established markets and economies. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have not kept pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of a Fund's assets is uninvested and no return is earned thereon. The inability to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of

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portfolio securities due to settlement problems could result either in losses to a Fund due to subsequent declines in the value of those securities or, if a Fund has entered into a contract to sell a security, in possible liability to the purchaser. Costs associated with transactions in emerging markets securities are typically higher than costs associated with transactions in U.S. securities. Such transactions also involve additional costs for the purchase or sale of foreign currency.

   Certain foreign markets (including emerging markets) may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A Fund could be adversely affected by delays in, or a refusal to grant, required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

   The risk also exists that an emergency situation may arise in one or more emerging markets. As a result, trading of securities may cease or may be substantially curtailed and prices for a Fund's securities in such markets may not be readily available. A Fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the U.S. Securities and Exchange Commission (the "Commission"). Accordingly, if a Fund believes that appropriate circumstances exist, it will promptly apply to the Commission for a determination that such an emergency is present. During the period commencing from a Fund's identification of such condition until the date of Commission action, that Fund's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Board of Trustees of the Trust or the Board of Trustees of the Master Fund.

   Income from securities held by a Fund could be reduced by taxes withheld from that income, or other taxes that may be imposed by the emerging market countries in which the Fund invests. Net asset value of a Fund may also be affected by changes in the rates or methods of taxation applicable to the Fund or to entities in which the Fund has invested. Many emerging markets have experienced substantial rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, certain emerging market countries have imposed wage and price controls. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

   Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest or principal on debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

   Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through ownership or control of many companies. The future actions of those governments could have a significant effect on economic conditions in emerging markets, which, in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in a Fund's portfolio. Expropriation, confiscatory taxation, nationalization, political, economic and social instability have occurred throughout the history of certain emerging market countries and could adversely affect Fund assets should any of those conditions recur.

   CURRENCY EXCHANGE TRANSACTIONS. The Funds may enter into currency exchange transactions either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market, through a forward currency exchange contract ("forward contract") or through foreign currency futures contracts.

   FORWARD CONTRACTS. A forward contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign dealers or broker-dealers, are not traded on an exchange and are usually for less than one year, but may be longer or renewed.

   Forward currency transactions may involve currencies of the different countries in which a Fund may invest, and serve as hedges against possible variations in the exchange rate between these currencies. A currency transaction for a Fund is limited to transaction hedging and portfolio hedging involving either specific transactions or actual or anticipated portfolio positions. Transaction hedging is the purchase or sale of a forward contract with respect to specific receivables or payables of a Fund accruing in connection with the purchase or sale of portfolio securities. Portfolio hedging is the use of a forward contract with respect to an actual or anticipated portfolio security position denominated or quoted in a particular currency. When a Fund owns or anticipates owning securities in countries whose currencies are linked, the Fund may aggregate such positions as to the currency hedged.

   If a Fund enters into a forward contract hedging an anticipated or actual holding of portfolio securities, liquid assets of the Fund, having a value at least as great as the amount of the excess, if any, of the Fund's commitment under the forward contract over the value of the portfolio position being hedged, will be segregated on the books of the Fund and held by the Fund's custodian and marked to market daily, while the contract is outstanding.

   At the maturity of a forward contract to deliver a particular currency, a Fund may sell the portfolio security related to such contract and make delivery of the currency received from the sale, or it may retain the security and either purchase the currency on the spot market or terminate its contractual obligation to deliver the currency by entering into an offsetting contract with the same currency trader for the purchase on the same maturity date of the same amount of the currency.

   It is impossible to forecast precisely the market value of a portfolio security being hedged with a forward currency contract. Accordingly, at the maturity of a contract it may be necessary for a Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency the Fund is obligated to deliver under the forward contract and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if the sale proceeds exceed the amount of currency the Fund is obligated to deliver.

   If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. If forward prices decline during the period between entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. If forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force it to cover its commitments for purchase or sale of currency, if any, at the current market price.

   FOREIGN CURRENCY FUTURES CONTRACTS. A foreign currency futures contract is an agreement between two parties for the future delivery of a specified currency at a specified time and at a specified price. The International Index Fund will engage in foreign currency futures contracts. A "sale" of a futures contract means the contractual obligation to deliver the currency at a specified price on a specified date, or to make the cash settlement called for by the contract. Futures contracts have been designed by exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a brokerage firm, known as a futures commission merchant (an "FCM"), which is a member of the relevant contract market. Futures contracts trade on these markets, and the exchanges, through their clearing organizations, guarantee that the contracts will be performed as between the clearing members of the exchange. Barclays, on a consistent basis, uses the following FCMs on behalf of the Trust: UBS Warburg

LLC, Stamford, CT, J.P. Morgan Futures Inc., New York, New York, Morgan Stanley & Co. Incorporated, New York, New York, Merrill Lynch Futures Inc., San Francisco, CA, Lehman Brothers Inc., New York, New York, Salomon Smith Barney Inc., New York, New York, Goldman Sachs & Co. Futures Services, New York, New York, Carr Futures Inc., Chicago, Illinois, Deutsche Bank Securities Inc., New York, New York.

   While futures contracts based on currencies do provide for the delivery and acceptance of a particular currency, such deliveries and acceptances are very seldom made. Generally, a futures contract is terminated by entering into an offsetting transaction. The International Index Fund will incur brokerage fees when it purchases and sells futures contracts. At the time such a purchase or sale is made, the International Index Fund must provide cash or money market securities as a deposit known as "margin." The initial deposit required will vary, but may be as low as 2% or less of a contract's face value. Daily thereafter, the futures contract is valued through a process known as "marking to market," and the International Index Fund may receive or be required to pay "variation margin" as the futures contract becomes more or less valuable.

   To hedge its portfolio and to protect it against possible variations in foreign exchange rates pending the settlement of securities transactions, the International Index Fund may buy or sell currency futures contracts. If a fall in exchange rates for a particular currency is anticipated, the International Index Fund may sell a currency futures contract as a hedge. If it is anticipated that exchange rates will rise, the International Index Fund may purchase a currency futures contract to protect against an increase in the price of securities denominated in a particular currency the International Index Fund intends to purchase. These futures contracts will be used only as a hedge against anticipated currency rate changes.

   The effective use of futures strategies depends on, among other things, the International Index Fund's ability to terminate futures positions at times when Barclays deems it desirable to do so. Although the International Index Fund will not enter into a futures position unless Barclays believes that a liquid secondary market exists for such future, there is no assurance that the International Index Fund will be able to effect closing transactions at any particular time or at an acceptable price. The International Index Fund generally expects that its futures transactions will be conducted on recognized U.S. and foreign securities and commodity exchanges.

   Futures markets can be highly volatile and transactions of this type carry a high risk of loss. Moreover, a relatively small adverse market movement with respect to these transactions may result not only in loss of the original investment but also in unquantifiable further loss exceeding any margin deposited.

   The use of futures involves the risk of imperfect correlation between movements in futures prices and movements in the price of currencies which are the subject of the hedge. The successful use of futures strategies also depends on the ability of Barclays to correctly forecast interest rate movements, currency rate movements and general stock market price movements.

   The International Index Fund's ability effectively to hedge currency risk through transactions in foreign currency futures depends on the degree to which movements in the value of the currency underlying such hedging instrument correlate with movements in the value of the relevant securities held by the International Index Fund. If the values of the securities being hedged do not move in the same amount or direction as the underlying currency, the hedging strategy for the International Index Fund might not be successful and the International Index Fund could sustain losses on its hedging transactions which would not be offset by gains on its portfolio. It is also possible that there may be a negative correlation between the currency underlying a futures contract and the portfolio securities being hedged, which could result in losses both on the hedging transaction and the portfolio securities. In such instances, the International Index Fund's overall return could be less than if the hedging transactions had not been undertaken.

   Under certain extreme market conditions, it is possible that the International Index Fund will not be able to establish hedging positions, or that any hedging strategy adopted will be insufficient to completely protect the International Index Fund.

   The International Index Fund will purchase or sell futures contracts only if, in Barclays' judgment, there is expected to be a sufficient degree of correlation between movements in the value of such instruments and changes in the value of the relevant portion of the International Index Fund's portfolio for the hedge to be effective. There can be no assurance that Barclays' judgment will be accurate.

   The ordinary spreads between prices in the cash and futures markets, due to differences in the natures of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. This could require the International Index Fund to post additional cash or cash equivalents as the value of the position fluctuates. Further, rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market may be lacking. Prior to exercise or expiration, a futures position may be terminated only by entering into a closing purchase or sale transaction, which requires a secondary market on the exchange on which the position was originally established. While the International Index Fund will establish a futures position only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular futures contract at any specific time. In such event, it may not be possible to close out a position held by the International Index Fund, which could require the International Index Fund to purchase or sell the instrument underlying the position, make or receive a cash settlement, or meet ongoing variation margin requirements. The inability to close out futures positions also could have an adverse impact on the International Index Fund's ability effectively to hedge its securities, or the relevant portion thereof.

   The liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by the exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day and prohibit trading beyond such limits once they have been reached. The trading of futures contracts also is subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of the brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

   Each contract market on which futures contracts are traded has established a number of limitations governing the maximum number of positions which may be held by a trader, whether acting alone or in concert with others. Barclays does not believe that these trading and position limits will have an adverse impact on the hedging strategies regarding the International Index Fund's investments.

   Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Hedging transactions preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that it is not able to contract to sell the currency at a price above the devaluation level it anticipates.

   The cost to the International Index Fund engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period and prevailing market conditions. Since currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

STOCK INDEX FUTURES AND OPTIONS ON STOCK INDEX FUTURES CONTRACTS

   The Equity Index Funds may invest in stock index futures and options on stock index futures as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. For stock indexes that are permitted investments, the Equity Index Funds intend to purchase and sell futures contracts on the index for which it can obtain the best price with consideration also given to liquidity. The Equity Index Funds may purchase call and put options on stock index futures contracts of the type which the particular Equity Index Fund is authorized to enter into. Each Equity Index Fund may invest in such options for the purpose of closing out a futures position that has become illiquid.

   Options on futures contracts are traded on exchanges that are licensed and regulated by the CFTC. A call option on a futures contract gives the purchaser the right in return for the premium paid (but not the obligation), to purchase a futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right (but not the obligation), in return for the premium paid, to sell a futures contract (assume a "short" position), for a specified exercise price, at any time before the option expires.

   Unlike entering into a futures contract itself, purchasing options on futures contracts allows a buyer to decline to exercise the option, thereby avoiding any loss beyond forgoing the purchase price (or "premium") paid for the options. Whether an Equity Index Fund enters into a stock index futures contract, on the one hand, or an option contract on a stock index futures contract, on the other, will depend on all the circumstances, including the particular objective to be achieved and the relative costs, liquidity, availability and capital requirements of such futures and options contracts. Each Equity Index Fund will consider the relative risks involved, which may be quite different. These factors, among others, will be considered in light of market conditions.

   The use of stock index futures contracts and options on such futures contracts may entail the following risks. First, although such instruments when used by an Equity Index Fund are intended to correlate with portfolio securities, in many cases the futures contracts or options on futures contracts used may be based on stock indices, the components of which are not identical to the portfolio securities owned or intended to be acquired by the Equity Index Fund. Second, due to supply and demand imbalances and other market factors, the price movements of stock index futures contracts and options thereon may not necessarily correspond exactly to the price movements of the stock indices on which such instruments are based. Accordingly, there is a risk that transactions in those instruments will not in fact offset the impact on the Equity Index Fund of adverse market developments in the manner or to the extent contemplated or that such transactions will result in losses which are not offset by gains with respect to corresponding portfolio securities owned or to be purchased by that Equity Index Fund.

   Futures contracts and options are standardized and traded on exchanges, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the primary credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts are also subject to market risk (i.e., exposure to adverse price changes).

   To some extent, these risks can be minimized by careful management of these strategies. For example, where price movements in a futures contract are expected to be less volatile than price movements in the related portfolio securities owned or intended to be acquired by an Equity Index Fund, the Equity Index Fund may compensate for this difference by using an amount of futures contracts which is greater than the amount of such portfolio securities. Similarly, where the price movement of a futures contract is anticipated to be more volatile, an Equity Index Fund may use an amount of such contracts which is smaller than the amount of portfolio securities to which such contracts relate.

   The risk that the hedging technique used will not actually or entirely offset an adverse change in the value of an Equity Index Fund's securities is particularly relevant to futures contracts. An Equity Index Fund, in entering into a futures purchase contract, potentially could lose any or all of the contract's settlement price. In addition, because stock index futures contracts require delivery at a future date of an amount of cash equal to a multiple of the difference between the value of a specified stock index on that date and the settlement price, an algebraic relationship exists between any price movement in the underlying index and the potential cost of settlement to an Equity Index Fund. A small increase or decrease in the value of the underlying index can, therefore, result in a much greater increase or decrease in the cost to the Equity Index Fund.

   Although the Equity Index Funds intend to establish positions in these instruments only when there appears to be an active market, there is no assurance that a liquid market for such instruments will exist when it seeks to "close out" (i.e., terminate) a particular stock index futures contract position. Trading in such instruments could be interrupted, for example, because of a lack of either buyers or sellers. In addition, the futures exchanges may suspend trading after the price of such instruments has risen or fallen more than the maximum amount specified by the exchange.

   An Equity Index Fund may be able, by adjusting investment strategy in the cash or other contract markets, to offset to some extent any adverse effects of being unable to liquidate a futures position. Nevertheless, in some cases, an Equity Index Fund may experience losses as a result of such inability. Therefore it may have to liquidate other more advantageous investments to meet its cash needs.

   FCMs or brokers in certain circumstances will have access to Equity Index Fund assets posted as margin in connection with transactions in stock index futures contracts and options, as permitted under the 1940 Act. An Equity Index Fund will use only FCMs or brokers in whom it has full confidence. Barclays will adopt certain procedures and limitations to reduce the risk of loss of any Equity Index Fund assets which such FCM's or brokers hold or have access. Nevertheless, in the event of a FCM's or broker's insolvency or bankruptcy, it is possible that a Fund could experience a delay or incur costs in recovering such assets or might recover less than the full amount due. Also the value of such assets could decline by the time the Equity Index Fund could effect such recovery.

   The success of any Equity Index Fund in using these techniques depends, among other things, on the ability of Barclays to predict the direction and volatility of price movements in the futures markets as well as the securities markets and on its ability to select the proper type, time, and duration of futures contracts. There can be no assurance that these techniques will produce their intended results. In any event, Barclays will use stock index futures contracts and options thereon only when it believes the overall effect is to reduce, rather than increase, the risks to which the Equity Index Fund is exposed.

INTEREST RATE FUTURES CONTRACTS AND RELATED OPTIONS

   The Bond Fund, Tax Advantaged Bond Fund and the Equity and Bond Fund (through the Bond Fund) may invest in interest rate futures contracts and options on such contracts that are traded on a domestic exchange or board of trade. Such investments may be made by a Fund solely for the purpose of hedging against changes in the value of its portfolio securities due to anticipated changes in interest rates and market conditions, and not for purposes of speculation. A public market exists for interest rate futures contracts covering a number of debt securities, including long-term U.S. Treasury Bonds, ten-year U.S. Treasury Notes, three-month U.S. Treasury Bills, Eurobonds, and three-month domestic bank certificates of deposit. Other financial futures contracts may be developed and traded. The purpose of the acquisition or sale of an interest rate futures contract by a Fund, as the holder of municipal or other debt securities, is to protect the Fund from fluctuations in interest rates on securities without actually buying or selling such securities.

   Unlike the purchase or sale of a security, no consideration is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 10% of the contract amount (this amount is subject to change by the board of trade on which the contract is traded and members of such board of trade may charge a higher amount). This amount is known as initial margin and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming that all contractual obligations have been satisfied. Subsequent payments, known as variation margin, to and from the broker, will be made on a daily basis as the price of the index fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as marking-to-market. At any time prior to the expiration of the contract, a Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the futures contract.

   A Fund may not purchase or sell futures contracts or purchase options on futures contracts if, immediately thereafter, more than one-third of its net assets would be hedged, or the sum of the amount of margin deposits on the Fund's existing futures contracts and premiums paid for options would exceed 5% of the value of the Fund's total assets. When a Fund enters into futures contracts to purchase an index or debt security or purchase call options, an amount of cash or appropriate liquid securities equal to the national market value of the underlying contract will be segregated to cover the positions, thereby ensuring that the use of the contract is unleveraged.

   Although a Fund will enter into futures contracts only if an active market exists for such contracts, there can be no assurance that an active market will exist for the contract at any particular time. Most domestic futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, it will not be possible to close a futures position and, in the event of adverse price movements, a Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. As described above, however, there is no guarantee the price of municipal bonds or of other debt securities will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

   If a Fund has hedged against the possibility of an increase in interest rates that would adversely affect the value of municipal bonds or other debt securities held in its portfolio, and rates decrease instead, the Fund will lose part or all of the benefit of the increased value of the securities it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the decline in interest rates. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

   In addition, the ability of a Fund to trade in futures contracts and options on futures contracts may be materially limited by the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to a regulated investment company. See "Taxes" below.

   A Fund may purchase put and call options on interest rate futures contracts which are traded on a domestic exchange or board of trade as a hedge against changes in interest rates, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee such closing transactions can be effected.

   Options on futures contracts, as contrasted with the direct investment in such contracts, give the purchaser the right, in return for the premium paid, to assume a position in futures contracts at a specified exercise price at any time prior to the expiration date of the options. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contracts. The potential loss related to the purchase of an option on interest rate futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of a Fund.

   There are several risks in connection with the use of interest rate futures contracts and options on such futures contracts as hedging devices. Successful use of these derivative securities by a Fund is subject to the Manager's ability to predict correctly the direction of movements in interest rates. Such predictions involve skills and techniques which may be different from those involved in the management of a long-term bond portfolio.

   There can be no assurance that there will be a correlation between price movements in interest rate futures, or related options, on the one hand, and price movements in the debt securities which are the subject of the hedge, on the other hand. Positions in futures contracts and options on futures contracts may be closed out only on an exchange or board of trade that provides an active market; therefore, there can be no assurance that a liquid market will exist for the contract or the option at any particular time. Consequently, a Fund may realize a loss on a futures contract that is not offset by an increase in the price of the debt securities being hedged or may not be able to close a futures position in the event of adverse price movements. Any income earned from transactions in futures contracts and options on futures contracts will be taxable. Accordingly, it is anticipated that such investments will be made only in unusual circumstances, such as when the Manager anticipates an extreme change in interest rates or market conditions.

   See additional risk disclosure above under "Stock Index Futures Contracts and Options on Stock Index Futures Contracts."

WARRANTS

   The Small Cap Equity Fund, International Equity Fund, Bond Fund, Equity and Bond Fund (through its investment in the Bond Fund) and Equity Index Funds may invest in warrants or rights (other than those acquired in units or attached to other securities), which entitle the purchaser to buy equity securities at a specific price for a specific period of time. Warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. The Bond Fund may retain up to 10% of the value of its total assets in common stocks acquired by the exercise of warrants attached to debt securities.

MUNICIPAL BONDS

   The Tax Advantaged Bond Fund invests primarily in a diversified selection of municipal bonds (as defined in the Prospectus). The Tax Advantaged Bond Fund may hold bonds with maturities of one to thirty years, although a majority of the Fund's investments are in municipal bonds with maturities longer than five years.

   The obligations of municipal bond issuers are subject to the laws of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress, state legislatures or referenda extending the time of payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal and interest on its municipal obligations may be materially affected.

   The Tax Advantaged Bond Fund may purchase and/or hold advance refunded bonds, which are a unique type of municipal bond. From time-to-time, a municipal bond issuer may choose to advance refund some or all of its outstanding debt by issuing new bonds ("refunding bonds"). The proceeds of the refunding bonds are then used to effectively pay off the outstanding debt ("refunded bonds") of the issuer. Legal or contractual constraints, however, may prevent the issuer from immediately and directly paying off the refunded bonds in full. As a result, the issuer may use the proceeds of the refunding bonds and/or other available funds to purchase securities that will mature in times and amounts sufficient to pay the principal, interest and any call premium on the refunded bonds, depositing these securities in an escrow account established with an independent escrow trustee. The refunded bonds are then typically fully secured by the monies and investments deposited in the escrow account and the issuer will not have any future monetary obligation with respect to the refunded bondholders provided that the escrow account if adequately funded. A municipal bond issuer's ability to advance refund outstanding debt is subject to federal tax laws governing advance refunding.

   The Tax Advantaged Bond Fund will invest the assets not invested in municipal bonds in interest-bearing demand notes, bank savings accounts, high grade money market securities, U.S. treasury securities, or in shares of taxable or tax-exempt money market mutual funds. Money market securities include short-term obligations of the U.S. government and its agencies and instrumentalities and other money market instruments such as domestic bank certificates of deposit, bankers' acceptances and corporate commercial paper rated in the highest grade. From time to time, the Fund may invest more than 20% of its assets in money market securities. In the alternative, the Fund may hold such assets as cash for defensive reasons in anticipation of a decline in the market values of debt securities, or pending the investment of proceeds from the sale of Fund shares or from the sale of portfolio securities, or in order to have highly liquid securities available to meet possible redemptions.

MORTGAGE-BACKED SECURITIES

   The Bond Fund and Equity and Bond Fund (through its investment in the Bond
Fund) may purchase mortgage-backed securities. Mortgage-backed securities represent interests in pools of mortgages. The underlying mortgages normally have similar interest rates, maturities and other terms. Mortgages may have fixed or adjustable interest rates. Interests in pools of adjustable rate mortgages are known as ARMs. Mortgage-backed securities come in a variety of forms. Many have extremely complicated terms. The simplest form of mortgage-backed securities is a "pass-through certificate." Holders of pass-through certificates receive a pro rata share of the payments from the underlying mortgages. Holders also receive a pro rata share of any prepayments, so they assume all the prepayment risk of the underlying mortgages.

   Collateralized mortgage obligations (CMOs) are complicated instruments that allocate payments and prepayments from an underlying pass-through certificate among holders of different classes of mortgage-backed securities. This creates different prepayment and market risks for each CMO class.

   In addition, CMOs may allocate interest payments to one class (IOs) and principal payments to another class (POs). POs increase in value when prepayment rates increase. In contrast, IOs decrease in value when prepayments increase, because the underlying mortgages generate less interest payments. However, IOs prices tend to increase when interest rates rise (and prepayments fall), making IOs a useful hedge against market risk.

   Generally, homeowners have the option to prepay their mortgages at any time without penalty. Homeowners frequently refinance high rate mortgages when mortgage rates fall. This results in the prepayment of mortgage-backed securities, which deprives holders of the securities of the higher yields. Conversely, when mortgage rates increase, prepayments due to refinancings decline. This extends the life of mortgage-backed securities with lower yields. As a result, increases in prepayments of premium mortgage-backed securities, or decreases in prepayments of discount mortgage-backed securities, may reduce their yield and price.

   This relationship between interest rates and mortgage prepayments makes the price of mortgage-backed securities more volatile than most other types of fixed income securities with comparable credit risks. Mortgage-backed securities tend to pay higher yields to compensate for this volatility.

   CMOs may include planned amortization classes (PACs) and targeted amortization classes (TACs). PACs and TACs are issued with companion classes. PACs and TACs receive principal payments and prepayments at a specified rate. The companion classes receive principal payments and any prepayments in excess of this rate. In addition, PACs will receive the companion classes' share of principal payments if necessary to cover a shortfall in the prepayment rate. This helps PACs and TACs to control prepayment risk by increasing the risk to their companion classes.

   Another variant allocates interest payments between two classes of CMOs. One class (Floaters) receives a share of interest payments based upon a market index such as London-Inter Bank Offering Rate ("LIBOR"). The other class (Inverse Floaters) receives any remaining interest payments from the underlying mortgages. Floater classes receive more interest (and Inverse Floater classes receive correspondingly less interest) as interest rates rise. This shifts prepayment and market risks from the Floater to the Inverse Floater class, reducing the price volatility of Floater class and increasing the price volatility of the Inverse Floater class.

   CMOs must allocate all payments received from the underlying mortgages to some class. To capture any unallocated payments, CMOs generally have an accrual
(Z) class. Z classes do not receive any payments from the underlying mortgages until all other CMO classes have been paid off. Once this happens, holders of Z class

CMOs receive all payments and prepayments. Similarly, real estate mortgage investment conduits (REMICs) (offerings of multiple class mortgage backed securities which qualify and elect treatment as such under provisions of the
Code) have residual interests that receive any mortgage payments not allocated to another REMIC class.

   The degree of increased or decreased prepayment risk depends upon the structure of the CMOs. Z classes, IOs, POs, and Inverse Floaters are among the most volatile investment grade fixed income securities currently traded in the United States. However, the actual returns on any type of mortgage backed security depends upon the performance of the underlying pool of mortgages, which no one can predict and will vary among pools.

ASSET-BACKED SECURITIES

   The Bond Fund and Equity and Bond Fund (through its investment in the Bond
Fund) may purchase asset-backed securities, which represent direct or indirect participations in, or are secured by and payable from, assets other than mortgage-backed assets such as installment loan contracts, leases of various types of real and personal property, motor vehicle installment sales contracts and receivables from revolving credit (credit card) agreements. In accordance with guidelines established by the Board of Trustees, asset-backed securities may be considered illiquid securities and, therefore, may be subject to a Fund's 15% (10% with respect to the Money Market Fund) limitation on such investments. Asset-backed securities, including adjustable rate asset-backed securities, have yield characteristics similar to those of mortgage-backed securities and, accordingly, are subject to many of the same risks, including prepayment risk.

   Assets are securitized through the use of trusts and special purpose corporations that issue securities that are often backed by a pool of assets representing the obligations of a number of different parties. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution. Asset-backed securities do not always have the benefit of a security interest in collateral comparable to the security interests associated with mortgage-backed securities. As a result, the risk that recovery on repossessed collateral might be unavailable or inadequate to support payments on asset-backed securities is greater for asset-backed securities than for mortgage-backed securities. In addition, because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of an interest rate or economic cycle has not been tested.

MORTGAGE DOLLAR ROLLS

   The Bond Fund and the Equity and Bond Fund (through its investment in the Bond Fund) may enter into mortgage dollar roll transactions in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. Realized gains and losses are deferred until the ultimate sale of the security (without repurchase).

MONEY MARKET FUND

   The Money Market Fund invests only in instruments denominated in U.S. dollars that the Manager, under the supervision of the Trust's Board of Trustees, determines present minimal credit risk and are, at the time of acquisition, either:

      1. rated in one of the two highest rating categories for short-term debt obligations assigned by at least two nationally recognized statistical rating organizations (NRSROs) (i.e., S&P and Moody's), or by only one NRSRO if only one NRSRO has issued a rating with respect to the instrument (requisite NRSROs); or

      2. in the case of an unrated instrument, determined by the Manager, under the supervision of the Trust's Board of Trustees, to be of comparable quality to the instruments described in paragraph 1 above; or

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

      3. issued by an issuer that has received a rating of the type described in paragraph 1 above on other securities that are comparable in priority and security to the instrument.

   Pursuant to Rule 2a-7 under the 1940 Act, securities which are rated (or that have been issued by an issuer that has been rated with respect to a class of short-term debt obligations, or any security within that class, comparable in priority and quality with such security) in the highest short-term rating category by at least two NRSROs are designated "First Tier Securities." Securities rated in the top two short-term rating categories by at least two NRSROs, but which are not rated in the highest short-term category by at least two NRSROs, are designated "Second Tier Securities." See APPENDIX A for a description of the ratings used by NRSROs.

   Pursuant to Rule 2a-7 under the 1940 Act, the Money Market Fund may not invest more than 5% of its assets taken at amortized cost in the securities of any one issuer (except the U.S. Government, including repurchase agreements collateralized by U.S. Government Securities (discussed above)). The Fund may, however, invest more than 5% of its assets in the First Tier Securities of a single issuer for a period of up to three business days after the purchase thereof, although the Fund may not make more than one such investment at any time.

   Further, the Money Market Fund will not invest more than the greater of (i) 1% of its total assets; or (ii) one million dollars in the securities of a single issuer that were Second Tier Securities when acquired by the Fund. In addition, the Fund may not invest more than 5% of its total assets in securities which were Second Tier Securities when acquired.

   The foregoing policies are more restrictive than the fundamental investment restriction number 2b (set forth below) applicable to the Money Market Fund, which would give the Fund the ability to invest, with respect to 25% of its assets, more than 5% of its assets in any one issuer. The Fund will operate in accordance with these policies to comply with Rule 2a-7.

FOREIGN MONEY MARKET INSTRUMENTS

   Each of the Funds that invest in foreign securities may also invest up to 25% of its assets in foreign money market instruments. Foreign money market instruments include Eurodollar Certificates of Deposit (ECDs), Yankee dollar Certificates of Deposit (YCDs) and Eurodollar Time Deposits (ETDs), which are all U.S. dollar denominated certificates of deposit. ECDs are issued by, and ETDs are deposits of, foreign banks or foreign branches of U.S. banks. YCDs are issued in the U.S. by branches and agencies of foreign banks. Europaper is dollar-denominated commercial paper and other short-term notes issued in the U.S. by foreign issuers.

   ECDs, ETDs, YCDs, and Europaper have many of the same risks as other foreign securities. Examples of these risks include economic and political developments, that may adversely affect the payment of principal or interest, foreign withholding or other taxes on interest income, difficulties in obtaining or enforcing a judgment against the issuing bank and the possible impact of interruptions in the flow of international currency transactions. Also, the issuing banks or their branches are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan limitations, examinations, accounting, auditing, recordkeeping and the public availability of information.

CASH AND CASH EQUIVALENTS

   Each of the Funds may invest in cash and cash equivalents. These securities include (1) commercial paper (short-term notes issued by corporations or governmental bodies), (2) commercial bank obligations (e.g., certificates of deposit (interest-bearing time deposits) and bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity), (3) savings association and bank obligations (e.g., certificates of deposit issued by savings banks or savings associations), (4) U.S. Government Securities that mature, or may be redeemed, in one year or less, (5) corporate bonds and notes that mature, or that may be redeemed, in one year or less, (6) money market mutual funds and (7) short-term investment funds maintained by the Fund's custodian.

REPURCHASE AGREEMENTS

   Repurchase agreements are transactions in which a Fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed-upon price, date, and market rate of interest unrelated to the coupon rate or maturity of the purchased security. Although repurchase agreements carry certain risks not associated with direct investments in securities, a Fund will enter into repurchase agreements only with banks and dealers that either the Manager, Barclays or Capital Guardian Trust Company ("Capital Guardian"), the sub-adviser to Small Cap Equity Fund and International Equity Fund, believe present minimum credit risks in accordance with guidelines approved by the Board of Trustees. The Manager, Barclays or Capital Guardian will review and monitor the creditworthiness of such institutions, and will consider the capitalization of the institution, their prior dealings with the institution, any rating of the institution's senior long-term debt by independent rating agencies, and other relevant factors. Any of the Manager, Barclays or Capital Guardian may cause a Fund to participate in pooled repurchase agreement transactions with other funds advised by them.

   A Fund will invest only in repurchase agreements collateralized at all times in an amount at least equal to the repurchase price plus accrued interest. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase were less than the repurchase price, the Fund would suffer a loss. If the financial institution which is party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings there may be restrictions on the ability to sell the collateral and the Fund could suffer a loss. However, with respect to financial institutions whose bankruptcy or liquidation proceedings are subject to the U.S. Bankruptcy Code, each Fund intends to comply with provisions under such Code that would allow it immediately to resell such collateral. None intend to invest more than 15% of its total assets in repurchase agreements.

PRIVATELY ISSUED SECURITIES

   A Fund may invest in privately issued securities, including those that may be resold only in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"). Rule 144A Securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. Delay or difficulty in selling such securities may result in a loss to the Fund. Privately issued or Rule 144A securities that are determined by the Manager, Capital Guardian or Barclays to be "illiquid" are subject to the Trust's policy of not investing more than 15% (10% in the case of the Money Market Fund) of its net assets in illiquid securities. The Manager, Capital Guardian or Barclays will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase by a Fund on a case-by-case basis and will consider the following factors, among others, in their evaluation: (1) the frequency of trades and quotes for the Rule 144A Security; (2) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (3) dealer undertakings to make a market in the Rule 144A Security; and (4) the nature of the Rule 144A Security and the nature of the marketplace trades (e.g., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer).

FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

   A Fund may purchase securities on a when-issued or delayed delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Although the payment and interest terms of these securities are established at the time the Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. A Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before the settlement date if the Manager, Barclays or Capital Guardian deem it advisable for investment reasons.

   When-issued securities include TBA ("to be announced") securities. TBA securities are usually mortgage-backed securities that are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal amount and maturity date are determined upon settlement when the specific mortgage pools are assigned. A Fund generally would not pay for such securities or start earning interest on them until they are received. However, when a Fund undertakes a when-issued or delayed delivery obligation, it immediately assumes the risks of ownership, including the risks of price fluctuation. Failure of the issuer to deliver a security purchased by a Fund on a when-issued or delayed delivery basis may result in the Fund's incurring or missing an opportunity to make an alternative investment.

   A Fund may enter into reverse repurchase agreements with banks and securities dealers. A reverse repurchase agreement is a repurchase agreement in which the Fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed-upon time and price. Use of a reverse repurchase agreement, may be preferable to a regular sale and later repurchase of securities because it avoids certain market risks and transaction costs.

   At the time a Fund enters into a binding obligation to purchase securities on a when-issued basis or enters into a reverse repurchase agreement, assets of the Fund having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the Fund and held by the custodian throughout the period of the obligation. The use of these investment strategies, as well as any borrowing by a Fund, may increase net asset value fluctuation. None of the Funds has any present intention of investing more than 5% of its total assets in reverse repurchase agreements.

LOANS OF PORTFOLIO SECURITIES

   Each Fund may from time to time lend securities that it holds to brokers, dealers and financial institutions, up to a maximum of 33% of the total value of each Fund's assets. This percentage may not be increased without approval of a majority of the outstanding voting securities of the respective Fund. Such loans will be secured by collateral in the form of cash or United States Treasury securities, or other liquid securities as permitted by the Commission, which at all times while the loan is outstanding, will be maintained in an amount at least equal to the current market value of the loaned securities. The Fund making the loan will continue to receive interest and dividends on the loaned securities during the term of the loan, and, in addition, will receive a fee from the borrower or interest earned from the investment of cash collateral in short-term securities. The Fund also will receive any gain or loss in the market value of loaned securities and of securities in which cash collateral is invested during the term of the loan.

   The right to terminate a loan of securities, subject to appropriate notice, will be given to either party. When a loan is terminated, the borrower will return the loaned securities to the appropriate Fund. No Fund will have the right to vote securities on loan, but each would terminate a loan and regain the right to vote if the Board of Trustees deems it to be necessary in a particular instance.

   For tax purposes, the dividends, interest and other distributions which a Fund receives on loaned securities may be treated as other than qualified income for the 90% test. (See TAXES--GENERAL TAX INFORMATION.) Each Fund intends to lend portfolio securities only to the extent that this activity does not jeopardize its status as a regulated investment company under the Code.

   The primary risk involved in lending securities is that the borrower will fail financially and return the loaned securities at a time when the collateral is insufficient to replace the full amount of the loan. The borrower would be liable for the shortage, but the Fund making the loan would be an unsecured creditor with respect to such shortage and might not be able to recover all or any of it. In order to minimize this risk, each Fund will make loans of securities only to firms the Manager, Capital Guardian or Barclays (under the supervision of the Board of Trustees) deems creditworthy.

DEFENSIVE INVESTMENTS

   Under ordinary circumstances, each Fund is substantially fully invested. However, except for the Money Market Fund and the Equity Index Funds, each Fund may also hold cash, cash equivalents, or money market instruments if the Manager or Capital Guardian determine that a temporary defensive position is advisable. During those periods, a Fund's assets may not be invested in accordance with its strategy and the Fund may not achieve its investment objective.

INVESTMENT POLICIES AND RESTRICTIONS

FUNDAMENTAL RESTRICTIONS

   The Funds are subject to certain fundamental restrictions on their investments. These restrictions may not be changed without the approval of the holders of a majority of the outstanding voting shares of the Funds affected by the change.

1. DIVERSIFICATION. No Fund will make any investment inconsistent with the Fund's classification as a diversified company under the 1940 Act. This restriction does not apply to any Fund classified as a non-diversified company under the 1940 Act.

2a.INDUSTRY CONCENTRATION--EQUITY FUND, SMALL CAP EQUITY FUND, INTERNATIONAL
   EQUITY FUND, EQUITY AND BOND FUND AND BOND FUND. The Equity Fund, Small Cap Equity Fund, International Equity Fund, Equity and Bond Fund and Bond Fund will not invest 25% or more of their total assets (taken at market value at the time of each investment) in the securities of issuers primarily engaged in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities).

2b.INDUSTRY CONCENTRATION--MONEY MARKET FUND. The Money Market Fund will not invest 25% or more of its assets (taken at market value at the time of each investment), other than U.S. Government securities, obligations (other than commercial paper) issued or guaranteed by U.S. banks and U.S. branches of foreign banks, and repurchase agreements and securities loans collateralized by U.S. Government securities or such bank obligations, in the securities of issuers primarily engaged in the same industry.

2c.INDUSTRY CONCENTRATION--EQUITY INDEX FUNDS. The Equity Index Funds will concentrate their investments in an industry or industries if, and approximately to the extent that, their benchmark indices concentrate in such industry or industries, except where the concentration of the relevant index is the result of a single stock.

2d.INDUSTRY CONCENTRATION--TAX ADVANTAGED BOND FUND.  The Tax Advantaged Bond
   Fund may not invest in securities other than municipal securities, except that it may make temporary investments (up to 20% of its total assets under normal circumstances) in certain short-term taxable securities issued by or on behalf of municipal or corporate issuers, obligations of the United States Government and its agencies or instrumentalities, commercial paper, bank certificates of deposit, and any such items subject to short-term repurchase agreements.

3. INTERESTS IN REAL ESTATE. No Fund will purchase real estate or any interest therein, except through the purchase of corporate or certain government securities (including securities secured by a mortgage or a leasehold interest or other interest in real estate). A security issued by a real estate or mortgage investment trust is not treated as an interest in real estate.

4. UNDERWRITING. No Fund will underwrite securities of other issuers except insofar as the Trust may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

5. BORROWING.  No Fund will borrow money, except that, for temporary purposes,:
   (a) a Fund may borrow from banks (as defined in the 1940 Act) or through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed), taken at market value at the time of the borrowing; (b) a Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets (including the amount borrowed), taken at market value at the time of the borrowing; and (c) a Fund may obtain such short-term credits as may be necessary for clearance of purchases and sales of portfolio securities. An Equity Index Fund may not borrow money for any purpose.

6. LENDING. No Fund will lend any security or make any other loan, except through: (a) the purchase of debt obligations in accordance with the Fund's investment objective or objectives and policies; (b) repurchase agreements with banks, brokers, dealers, and other financial institutions; and (c) loans of securities as permitted by applicable law.

7. COMMODITIES. No Fund will purchase or sell commodities or commodity contracts, except that a Fund may (a) enter into futures, options and options on futures, (b) forward contracts and (c) other financial transactions not requiring the delivery of physical commodities.

8. SENIOR SECURITIES. No Fund will issue senior securities except to the extent the activities permitted in Fundamental Restrictions Nos. 5 and 7 may be deemed to give rise to a senior security.

9a.INVESTMENTS--TAX ADVANTAGED BOND FUND.  The Tax Advantaged Bond Fund will
   (i) invest at least 80% of its assets in tax-exempt securities; or (ii) invest its assets so that at least 80% of the income will be tax-exempt.

9b.EQUITY INDEX FUNDS. Each of the Equity Index Funds may, notwithstanding any other fundamental policy or restrictions invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and restrictions of such Equity Index Fund.

9c.INVESTMENTS--EQUITY AND BOND FUND. The Equity and Bond Fund will not invest in securities other than securities of other registered investment companies or registered unit investment trusts that are part of the State Farm group of investment companies, U.S. Government securities, or short-term paper.

   For the purposes of the restrictions relating to industry concentration, the restrictions noted above in Item 2 do not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

NON-FUNDAMENTAL RESTRICTIONS

   The Trust also has adopted the following additional investment restrictions applicable (except as noted) to all Funds. These are not fundamental and may be changed by the Board of Trustees without shareholder approval.

1. FINANCIAL FUTURES CONTRACTS. No Fund may enter into a financial futures contract (by exercise of any option or otherwise) or acquire any options thereon, if, immediately thereafter, the total of the initial margin deposits required with respect to all open futures positions, at the time such positions were established, plus the sum of the premiums paid for all unexpired options on futures contracts would exceed 5% of the value of its total assets.

2. MARGIN PURCHASES. No Fund may purchase any securities on margin except in connection with investments of certain Funds in futures contracts or options on futures contracts.

3. PLEDGING ASSETS. No Fund may mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by such Fund except: (a) as may be necessary in connection with borrowings mentioned in fundamental restriction number 5 above, and then such mortgaging, pledging or hypothecating may not exceed 10% of the Fund's total assets, taken at market value at the time thereof, or (b) in connection with investments of certain Funds in futures contracts or options on futures contracts.

4a.ILLIQUID SECURITIES AND REPURCHASE AGREEMENTS. No Fund may purchase securities or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in any combination of:

    (i)repurchase agreements not entitling the holder to payment of principal and interest within seven days, and

   (ii)securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market.

4b.ILLIQUID SECURITIES AND REPURCHASE AGREEMENTS--MONEY MARKET FUND. In addition to the non-fundamental restriction in 4a above, the Money Market Fund will not invest in illiquid securities, including certain repurchase agreements or time deposits maturing in more than seven days, if, as a result thereof, more than 10% of the value of its net assets would be invested in assets that are either illiquid or are not readily marketable.

5. INVESTMENTS IN OTHER INVESTMENT COMPANIES. No Fund may invest more than 5% of its total assets in the securities of any single investment company or more than 10% of its total assets in the securities of other investment companies in the aggregate, or hold more than 3% of the total outstanding voting stock of any single investment company. These restrictions do not apply to the Equity and Bond Fund.

6. Investment Company Names: Each of the Equity Fund, the Small Cap Equity Fund, S&P 500 Index Fund, Small Cap Index Fund, International Index Fund, Bond Fund and Money Market Fund will invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of borrowings for investment purposes, in the particular type of investment that is suggested by the Fund's name, and each will notify its shareholders at least 60 days prior to any change in such policy.

   Non-fundamental restriction #5 does not apply to the Equity Index Funds because each Equity Index Fund seeks to achieve its investment objective by investing substantially all of its assets in a Master Portfolio.

OPERATING POLICIES OF THE S&P 500 INDEX MASTER PORTFOLIO, THE INTERNATIONAL INDEX MASTER PORTFOLIO, AND THE RUSSELL 2000 INDEX MASTER PORTFOLIO

   The S&P 500 Index Master Portfolio, the International Index Master Portfolio and the Russell 2000 Index Master Portfolio are subject to the following fundamental investment limitations which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Master Portfolio's outstanding voting securities. To obtain approval, a majority of the Master Portfolio's outstanding voting securities means the vote of the lesser of: (1) 67% or more of the voting securities present, if more than 50% of the outstanding voting securities are present or represented, or (2) more than 50% of the outstanding voting shares.

   These Master Portfolios may not:

   (1) Purchase the securities of any single issuer if, as a result, with respect to 75% of a Master Portfolio's total assets, more than 5% of the value of its total assets would be invested in the securities of such issuer or the Master Portfolio's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Master Portfolio's cash or cash items, investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies.

   (2) Purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

   (3) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Master Portfolios from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

   (4) Borrow money or issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder.

   (5) Make loans to other parties, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans.

   (6) Underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Master Portfolio's investment program may be deemed to be an underwriting; and provided further, that the purchase by the Master Portfolios of securities issued by an open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Master Portfolios shall not constitute an underwriting for purposes of this paragraph.

   (7) Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Master Portfolio's investments in that industry would equal or exceed 25% of the current value of the Master Portfolio's total assets, provided that this restriction does not limit a Master Portfolio's: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (iii) investments in repurchase agreements collateralized by U.S. Government securities, and provided further that the Master Portfolios reserve the right to concentrate in any industry in which the index that each respective Master Portfolio tracks becomes concentrated to approximately the same degree during the same period.

   (8) [S&P 500 Index Master Portfolio only] Purchase securities on margin, but the S&P 500 Master Portfolio may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those related to indexes, and options on futures contracts or indexes.

   The S&P 500 Index Master Portfolio, the International Index Master Portfolio and the Russell 2000 Index Master Portfolio are subject to the following non-fundamental operation policies which may be changed by the Board of Trustees of the Master Fund without the approval of the holders of the Master Portfolio's outstanding securities. The Master Portfolios may:

    1. invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act. Under the 1940 Act, a Master Portfolio's investment in such securities currently is limited, subject to certain exceptions, to (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Master Portfolio's total assets with respect to any one investment company, and
       (iii) 10% of such Master Portfolio's total assets in the aggregate. Other investment companies in which a Master Portfolio invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Master Portfolio.

    2. not invest more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (i) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (ii) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (iii) repurchase agreements not terminable within seven days.

    3. lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of the Master Portfolio's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Master Portfolio will not enter into any portfolio security lending arrangement having a duration of longer than one year.

    4. [S&P 500 Index and International Index Master Portfolios only] The S&P 500 Index Master Portfolio and the International Index Master Portfolio may not purchase interests, leases or limited partnerships in oil, gas or other mineral exploration or development programs.

    5. Each Master Portfolio will provide interestholders with at least 60 days' notice of any change to the Master Portfolio's non-fundamental policy to invest at least 90% of the value of the Master Portfolio's net assets, plus the amount of any borrowing for investment purposes, in securities comprising the index that the Master Portfolio tracks. The notice will be provided in plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type: "Important Notice Regarding Change in Investment Policy." This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

   If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

MORE ABOUT THE EQUITY INDEX FUNDS

MASTER/FEEDER STRUCTURE

   The Equity Index Funds seek to achieve their investment objective by investing all of their assets into Master Portfolios of the Master Fund. The Equity Index Funds and other entities investing in Master Portfolios are each liable for all obligations of the Master Portfolio. However, the risk of the Equity Index Funds incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Master Fund itself is unable to meet its obligations. Accordingly, the Trust's Board of Trustees believes that neither the Equity Index Funds nor their respective shareholders will be adversely affected by investing assets in the Master Portfolios. However, if a mutual fund or other investor withdraws its investment from a Master Portfolio, the economic efficiencies (e.g., spreading fixed expenses among a larger asset base) that the Trust's Board of Trustees believes may be available through investment in a Master Portfolio may not be fully achieved. In addition, given the relative novelty of the master/feeder structure, accounting or operational difficulties, although unlikely, could arise.

   An Equity Index Fund may withdraw its investment in the Master Portfolios only if the Trust's Board of Trustees determines that such action is in the best interests of the Equity Index Fund and its shareholders. Upon any such withdrawal, the Trust's Board of Trustees would consider alternative investments, including investing all of the Fund's assets in another investment company with the same investment objective as the Fund or hiring an investment adviser to manage the Fund's assets in accordance with the investment policies described below with respect to a Master Portfolio.

   The investment objective and other fundamental policies of a Master Portfolio cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Master Portfolio's outstanding interests. Whenever an Equity Index Fund, as an interestholder of a Master Portfolio, is requested to vote on any matter submitted to interestholders of the Master Portfolio, the Equity Index Fund will either (1) hold a meeting of its shareholders to consider such matters, and cast its votes in proportion to the votes received from its shareholders (shares for which the Equity Index Fund receives no voting instructions will be voted in the same proportion as the votes received from the other Equity Index Fund shareholders); or (2) cast its votes, as an interestholder of the Master Portfolio, in proportion to the votes received by the Master Portfolio from all other interestholders of the Master Portfolio.

   Certain policies of the Master Portfolios which are non-fundamental may be changed by vote of a majority of the Master Fund's Trustees without interestholder approval. If the Master Portfolio's investment objective or fundamental or non-fundamental policies are changed, the Equity Index Fund may elect to change its objective or policies to correspond to those of the Master Portfolio. The Equity Index Fund also may elect to redeem its interests in the Master Portfolio and either seek a new investment company with a matching objective in which to invest or retain its own investment adviser to manage the Equity Index Fund's portfolio in accordance with its objective. In the latter case, the Equity Index Fund's inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders' investments in the Equity Index

Fund. The Equity Index Fund will provide shareholders with 30 days' written notice prior to the implementation of any change in the investment objective of the Equity Index Fund or the Master Portfolio, to the extent possible.

SELECTION OF INVESTMENTS FOR THE MASTER PORTFOLIO

   The manner in which stocks are chosen for each of the Equity Index Fund differs from the way securities are chosen in most other mutual funds. Unlike other mutual funds where the portfolio securities are chosen by an investment adviser based upon the adviser's research and evaluations, stocks are selected for inclusion in a Master Portfolio's portfolio to have aggregate investment characteristics (based on market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures similar to those of the benchmark index taken in its entirety.

   As briefly discussed in the Prospectus, the S&P 500 Index Master Portfolio generally holds every stock in the S&P 500. However, each of the Russell 2000 Index Master Portfolio and International Index Master Portfolio generally do not hold all of the issues that comprise their respective benchmark index, due in part to the costs involved and, in certain instances, the potential illiquidity of certain securities. Instead, the Russell 2000 Index Master Portfolio attempts to hold a representative sample of the securities in its benchmark index, which are selected by Barclays utilizing quantitative analytical models in a technique known as "portfolio sampling." Under this technique, each stock is considered for inclusion in the Master Portfolio based on its contribution to certain capitalization, industry and fundamental investment characteristics. The International Index Master Portfolio holds securities selected by Barclays utilizing a quantitative model known as minimum variance optimization. Under this technique, stocks are selected for inclusion if the fundamental investment characteristics of the security reduce the portfolio's predicted tracking error against the benchmark index. Barclays seeks to construct the portfolio of each of the Russell 2000 Index Master Portfolio and International Index Master Portfolio so that, in the aggregate, their capitalization, industry and fundamental investment characteristics perform like those of their benchmark index.

   Over time, the portfolio composition of each Master Portfolio may be altered (or "rebalanced") to reflect changes in the characteristics of its benchmark index or, for the Russell 2000 Index Master Portfolio and the International Index Master Portfolio, with a view to bringing the performance and characteristics more in line with that of their benchmark index. Such rebalancings will require the Master Portfolios to incur transaction costs and other expenses. Each of the Russell 2000 Index Master Portfolio and International Index Master Portfolio reserve the right to invest in all of the securities in their benchmark index.

TRACKING ERROR

   Barclays uses the "expected tracking error" of a Master Portfolio as a way to measure the Master Portfolio's performance relative to the performance of its benchmark index. An expected tracking error of 5% means that there is a 68% probability that the net asset value of the Master Portfolio will be between 95% and 105% of the subject index level after one year, without rebalancing the portfolio composition. A tracking error of 0% would indicate perfect tracking, which would be achieved when the net asset value of the Master Portfolio increases or decreases in exact proportion to changes in its benchmark index. Factors such as expenses of the Master Portfolio, taxes, the need to comply with the diversification and other requirements of the Code and other requirements may adversely impact the tracking of the performance of a Master Portfolio to that of its benchmark index. In the event that tracking error exceeds 5%, the Board of Trustees of the Master Fund will consider what action might be appropriate to reduce the tracking error.

RELATIONSHIP WITH THE INDEX PROVIDERS

STANDARD & POOR'S

   The S&P 500 Index Fund and the S&P 500 Index Master Portfolio seek to match the performance of the Standard & Poor's Index of 500 stocks ("S&P 500"). "Standard & Poor's-Registered Trademark-," "S&P- Registered Trademark-," "S&P 500-Registered Trademark-," "Standard and Poor's 500" and "500"are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by State Farm Mutual Fund Trust (the "Trust"). Neither the S&P 500 Index Fund nor the S&P 500 Index Master Portfolio is sponsored, endorsed sold or promoted by Standard & Poor's, a division of the McGraw-Hill Companies, Inc. ("S&P").

   S&P makes no representation or warranty, express or implied, to the owners of the S&P 500 Index Fund, the S&P 500 Index Master Portfolio or any member of the public regarding the advisability of investing in securities generally or in the S&P 500 Index Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Trust is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Trust or the S&P 500 Index Fund. S&P has no obligation to take the needs of the Trust or the owners of the S&P 500 Index Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the S&P 500 Index Fund or the timing of the issuance or sale of the S&P 500 Index Fund or in the determination or calculation of the equation by which the S&P 500 Index Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the S&P 500 Index Fund.

   S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

RUSSELL 2000

   The Small Cap Index Fund and the Russell 2000 Index Master Portfolio seek to match the performance of the Russell 2000 Small Stock Index (the "Russell 2000"). The Russell 2000 tracks the common stock performance of the 2000 smallest U.S. companies in the Russell 3000 Index, representing about 10% in the aggregate of the capitalization of the Russell 3000 Index. The Russell 2000 and the Russell 3000 are trademarks/service marks, and "Russell" is a trademark, of Frank Russell Company. Neither the Small Cap Index Fund nor the Russell 2000 Index Master Portfolio is promoted, sponsored or endorsed by, nor in any way affiliated with Frank Russell Company. Frank Russell Company is not responsible for and has not reviewed the Small Cap Index Fund nor any associated literature or publications and makes no representation or warranty, express or implied, as to their accuracy or completeness, or otherwise.

   Frank Russell Company reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell 2000. Frank Russell Company has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating the Russell 2000.

   Frank Russell Company's publication of the Russell 2000 in no way suggests or implies an opinion by Frank Russell Company as to the attractiveness or appropriateness of investment in any or all securities upon which the index is based. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY, COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE RUSSELL 2000 OR ANY DATA INCLUDED IN THE RUSSELL 2000. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION OR WARRANTY REGARDING THE USE, OR THE RESULTS OF USE, OF THE RUSSELL 2000 OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE RUSSELL 2000. FRANK RUSSELL COMPANY MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING, WITHOUT MEANS OF LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE RUSSELL 2000 OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

EAFE-Registered Trademark- FREE INDEX

   The International Index Fund and the International Index Master Portfolio seek to match the performance of the Morgan Stanley Capital International Europe, Australasia, and Far East Free Index ("the EAFE-Registered Trademark-Free Index"). The EAFE-Registered Trademark- Free Index is the exclusive property of Morgan Stanley Capital International Inc. ("MSCI"). Morgan Stanley Capital International is a service mark of MSCI and has been licensed for use by the Trust. Neither the International Index Fund nor the International Index Master Portfolio is sponsored, endorsed, sold or promoted by MSCI. Neither MSCI nor any other party makes any representation or warranty, express or implied, to the owners of shares of the International Index Fund, the International Index Master Portfolio or any member of the public regarding the advisability of investing in funds generally or in the shares of the International Index Fund or International Index Master Portfolio particularly or the ability of the EAFE-Registered Trademark- Free Index to track general stock market performance. MSCI is the licensor of certain trademarks, service marks and trade names of MSCI and of the EAFE-Registered Trademark- Free Index, which is determined, composed and calculated by MSCI without regard to the Trust or International Index Fund. MSCI has no obligation to take the needs of the Trust or International Index Fund or International Index Master Portfolio or the owners of the International Index Fund into consideration in determining, composing or calculating the EAFE-Registered Trademark- Free Index. MSCI is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the International Index Fund to be issued or in the determination or calculation of the equation by which the International Index Fund is redeemable for cash. Neither MSCI nor any other party has any obligation or liability to owners of the International Index Fund in connection with the administration, marketing or trading of the International Index Fund.

   ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE EAFE-Registered Trademark- FREE INDEX FROM SOURCES WHICH MSCI CONSIDERS RELIABLE, NEITHER MSCI NOR ANY OTHER PARTY GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE EAFE-Registered Trademark- FREE INDEX OR ANY DATA INCLUDED THEREIN. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST, THE TRUST'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE INTERNATIONAL INDEX FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE EAFE-Registered Trademark-FREE INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED BY MSCI TO THE TRUST OR FOR ANY OTHER USE. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND MSCI HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE EAFE-Registered Trademark- FREE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MSCI OR ANY OTHER PARTY HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

TRUSTEES AND OFFICERS

   The Board of Trustees has overall responsibility for the conduct of the Trust's affairs. The Trust is not required to hold annual meetings of shareowners and does not intend to do so. Delaware law permits shareowners to remove Trustees under certain circumstances and requires the Trust to assist in shareowner communications.

   Committees. There are two standing committees of the Board of Trustees--the Executive Committee and the Audit Committee. The members of the Executive Committee are Edward B. Rust, Jr., Michael L. Tipsord and James A. Shirk (since 3/14/2003). The Executive Committee acts on behalf of the entire Board of Trustees during intervals between meetings of the Board of Trustees. Actions of the Executive Committee must be consistent with the Trust's declaration of Trust. During calendar year 2002, the Executive Committee did not meet.

   The Audit Committee includes as its members each Trustee of the Trust who is not an "interested person" of the Trust (as such term is defined in the 1940 Act (an "Independent Trustee"). The Audit Committee operates pursuant to a separate charter and is responsible for, among other things, overseeing the Trust's accounting and financial reporting practices, reviewing the results of the annual audits of the Trust' financial statements and interacting with the Trust's independent auditors on behalf of the full Board of Trustees. During calendar year 2002, the Audit Committee held two meetings.

   It is possible that the interests of the Equity and Bond Fund could diverge from the interests of one or more of the underlying Funds in which it invests. If such interests were ever to become divergent, it is possible that a conflict of interest could arise and affect how the Trustees and officers fulfill their fiduciary duties to each Fund. The Trustees believe they have structured each Fund to avoid these concerns. However, conceivably, a situation could occur where proper action for the Equity and Bond Fund could be adverse to the interests of an underlying Fund, or the reverse could occur. If such a possibility arises, the Manager and the Trustees and officers of the Trust will carefully analyze the situation and take all steps they believe reasonable to minimize and, where possible, eliminate the potential conflict. Moreover, close and continuous monitoring will be exercised to avoid, insofar as possible, these concerns.

   The Trustees and officers of the Trust, their ages at December 31, 2002, their principal occupations for the last five years and their affiliations, if any, with the Manager and State Farm VP Management Corp., the Trust's principal underwriter, are listed below. The information is provided first for the Trustees who are not interested persons of the Trust as defined under the 1940 Act, and next for Trustees who are interested persons of the Trust and for officers.

   Information about Independent Trustees of State Farm Mutual Fund Trust

                                                                                 Number
                                                                                   of
                                                                               Portfolios
                                                                                in Fund
                                                                                Complex       Other
                       Position  Length of Time                                 Overseen  Directorships
                       Held with   Served and   Principal Occupation(s) During     by        Held by
Name, Address, and Age   Fund    Term of Office        the Past 5 Years         Trustee      Trustee
---------------------- --------- -------------- ------------------------------ ---------- --------------
Thomas M. Mengler,     Trustee   Began service  DEAN and PROFESSOR OF              20               None
1000 LaSalle Avenue              in 2000 and    LAW--University of St.
Minneapolis, Minnesota           serves until   Thomas School of Law (since
55403                            successor is   6/2002); DEAN--University
Age 49                           elected or     of Illinois College of Law
                                 appointed.     (8/1993-6/2002);
                                                TRUSTEE--State Farm
                                                Variable Product Trust, State
                                                Farm Associates' Funds
                                                Trust.

James A. Shirk,        Trustee   Began service  DIRECTOR and                       20               None
103 North Robinson               in 2000 and    PRESIDENT--Beer Nuts,
Bloomington, Illinois            serves until   Inc. (manufacturer of snack
61701                            successor is   foods); TRUSTEE--State
Age 58                           elected or     Farm Variable Product Trust,
                                 appointed.     State Farm Associates' Funds
                                                Trust.

Victor J. Boschini,    Trustee   Began service  PRESIDENT (since 1999)             20               None
1000 Gregory St.,                in 2000 and    and VICE PRESIDENT
Normal, Illinois                 serves until   (1997-1999)--Illinois State
61761                            successor is   University; TRUSTEE--State
Age 46                           elected or     Farm Variable Product Trust,
                                 appointed.     State Farm Associates' Funds
                                                Trust.

David L. Vance,        Trustee   Began service  PRESIDENT (since 2000)--           20               None
100 N.E. Adams St.               in 2000 and    Caterpillar University; CHIEF
Peoria, Illinois                 serves until   ECONOMIST AND
61629                            successor is   MANAGER of the Business
Age 50                           elected or     Intelligence Group, (since
                                 appointed.     1994)--Caterpillar, Inc.;
                                                TRUSTEE--State Farm
                                                Variable Product Trust, State
                                                Farm Associates' Funds
                                                Trust.

Donald A. Altorfer,    Trustee   Began service  CHAIRMAN--Altorfer, Inc.           20               None
4200 Rodger Street               in 2000 and    (dealer in heavy machinery
Springfield, Illinois            serves until   and equipment); TRUSTEE--
62703                            successor is   State Farm Variable Product
Age 59                           elected or     Trust, State Farm Associates'
                                 appointed.     Funds Trust.

   Information about Officers and Interested Trustees of State Farm Mutual Fund Trust

Edward B. Rust, Jr.*,  Trustee   Began service  CHAIRMAN OF THE                    20     DIRECTOR
One State Farm Plaza,  and       in 2000 and    BOARD, CHIEF                              --McGraw
Bloomington, Illinois  President serves until   EXECUTIVE OFFICER, and                    -Hill
61710                            successor is   DIRECTOR--State Farm                      Corporation;
Age 52                           elected or     Mutual Automobile Insurance               DIRECTOR
                                 appointed.     Company; PRESIDENT and                    --Caterpillar,
                                                DIRECTOR--State Farm VP                   Inc.;
                                                Management Corp., State                   DIRECTOR
                                                Farm Investment                           --Helmerich
                                                Management Corp.;                         & Payne, Inc.
                                                PRESIDENT and
                                                TRUSTEE--State Farm
                                                Variable Product Trust, State
                                                Farm Associates' Funds
                                                Trust.

                                                                                 Number
                                                                                   of
                                                                               Portfolios
                                                                                in Fund
                                                                                Complex       Other
                       Position  Length of Time                                 Overseen  Directorships
                       Held with   Served and   Principal Occupation(s) During     by        Held by
Name, Address, and Age   Fund    Term of Office        the Past 5 Years         Trustee      Trustee
---------------------- --------- -------------- ------------------------------ ---------- -------------

Michael L. Tipsord*,   Trustee,  Began service   SENIOR VICE PRESIDENT             20         None
One State Farm Plaza,  Senior    in 2002 and     and TREASURER (since
Bloomington, Illinois  Vice      serves until    12/2002), VICE PRESIDENT
61710                  President successor is    and TREASURER (7/2001 to
Age 43                 and       elected or      12/2002), VICE PRESIDENT
                       Treasurer appointed.      and ASSISTANT
                                                 TREASURER (1/1999 to
                                                 7/2001), and EXECUTIVE
                                                 ASSISTANT (1/1998 to
                                                 1/1999)--State Farm Mutual
                                                 Automobile Insurance
                                                 Company; SENIOR VICE
                                                 PRESIDENT and
                                                 TREASURER (since
                                                 12/2002), VICE PRESIDENT
                                                 and ASSISTANT
                                                 SECRETARY-TREASURER
                                                 (6/2001 to 12/2002) and
                                                 ASSISTANT SECRETARY-
                                                 TREASURER (before
                                                 6/2001)--State Farm
                                                 Investment Management
                                                 Corp., State Farm VP
                                                 Management Corp.;
                                                 TRUSTEE, SENIOR VICE
                                                 PRESIDENT and
                                                 TREASURER (since
                                                 12/2002), VICE PRESIDENT
                                                 and ASSISTANT
                                                 SECRETARY-TREASURER
                                                 (6/2001 to 12/2002) and
                                                 ASSISTANT SECRETARY-
                                                 TREASURER (before
                                                 6/2001)--State Farm Variable
                                                 Product Trust, State Farm
                                                 Associates' Funds Trust.
Jack W. North,         Senior    Began service   EXECUTIVE VICE                   N/A          N/A
One State Farm Plaza,  Vice      in 2001 and     PRESIDENT--FINANCIAL
Bloomington, Illinois  President serves until    SERVICES (since 2001) and
61710                            removed.        SENIOR VICE PRESIDENT
Age 55                                           (1998-2001)--State Farm
                                                 Mutual Automobile Insurance
                                                 Company; SENIOR VICE
                                                 PRESIDENT and DIRECTOR
                                                 (since 2001)--State Farm
                                                 Investment Management
                                                 Corp., State Farm VP
                                                 Management Corp.; SENIOR
                                                 VICE PRESIDENT (since
                                                 2001)--State Farm Variable
                                                 Product Trust, State Farm
                                                 Associates' Funds Trust.
Paul N. Eckley,        Senior    Began service   SENIOR VICE                      N/A          N/A
One State Farm Plaza,  Vice      in 2000 and     PRESIDENT--
Bloomington, Illinois  President serves until    INVESTMENTS--State Farm
61710                            removed.        Mutual Automobile Insurance
Age 48                                           Company; SENIOR VICE
                                                 PRESIDENT--State Farm
                                                 Investment Management
                                                 Corp., State Farm Variable
                                                 Product Trust, State Farm
                                                 Associates' Funds Trust.

                                                                                  Number
                                                                                    of
                                                                                Portfolios
                                                                                 in Fund
                                                                                 Complex       Other
                        Position  Length of Time                                 Overseen  Directorships
                        Held with   Served and   Principal Occupation(s) During     by        Held by
Name, Address, and Age    Fund    Term of Office        the Past 5 Years         Trustee      Trustee
----------------------  --------- -------------- ------------------------------ ---------- -------------
Susan D. Waring,        Vice      Began service  SENIOR VICE PRESIDENT             N/A          N/A
One State Farm Plaza,   President in 2000 and    and CHIEF
Bloomington, Illinois             serves until   ADMINISTRATIVE
61710                             removed.       OFFICER (since 2001)--
Age 53                                           State Farm Life Insurance
                                                 Company; VICE
                                                 PRESIDENT (1997-2001)--
                                                 State Farm Mutual
                                                 Automobile Insurance
                                                 Company; SENIOR VICE
                                                 PRESIDENT and
                                                 DIRECTOR (since 2001)--
                                                 State Farm VP Management
                                                 Corp.; VICE PRESIDENT--
                                                 State Farm Investment
                                                 Management Corp., State
                                                 Farm Variable Product Trust,
                                                 State Farm Associates' Funds
                                                 Trust.
Donald E. Heltner,      Vice      Began service  VICE PRESIDENT--FIXED             N/A          N/A
One State Farm Plaza,   President in 2000 and    INCOME--State Farm
Bloomington, Illinois             serves until   Mutual Automobile Insurance
61710                             removed.       Company; VICE
Age 55                                           PRESIDENT--State Farm
                                                 Investment Management
                                                 Corp., State Farm Variable
                                                 Product Trust, State Farm
                                                 Associates' Funds Trust.
John S. Concklin,       Vice      Began service  VICE PRESIDENT--                  N/A          N/A
One State Farm Plaza,   President in 2000 and    COMMON STOCKS--State
Bloomington, Illinois             serves until   Farm Mutual Automobile
61710                             removed.       Insurance Company; VICE
Age 56                                           PRESIDENT--State Farm
                                                 Investment Management
                                                 Corp., State Farm Variable
                                                 Product Trust, State Farm
                                                 Associates' Funds Trust.
Randall H. Harbert,     Vice      Began service  VICE PRESIDENT--                  N/A          N/A
Three State Farm Plaza, President in 2001 and    MUTUAL FUNDS (since
Bloomington, Illinois             serves until   9/2001), ADMINISTRATIVE
61791                             removed.       ASSISTANT (6/2001 to
Age 39                                           9/2001), AGENCY FIELD
                                                 EXECUTIVE (6/1999 to
                                                 6/2001), REGIONAL
                                                 ADMINISTRATIVE
                                                 ASSISTANT (6/1998 to
                                                 6/1999), and AGENCY
                                                 FIELD CONSULTANT
                                                 (6/1997 to 6/1998)--State
                                                 Farm Mutual Automobile
                                                 Insurance Company; VICE
                                                 PRESIDENT (since 2001)--
                                                 State Farm Investment
                                                 Management Corp., State
                                                 Farm VP Management Corp.,
                                                 State Farm Variable Product
                                                 Trust, State Farm Associates'
                                                 Funds Trust.

                                                                                  Number
                                                                                    of
                                                                                Portfolios
                                                                                 in Fund
                                                                                 Complex       Other
                        Position  Length of Time                                 Overseen  Directorships
                        Held with   Served and   Principal Occupation(s) During     by        Held by
Name, Address, and Age    Fund    Term of Office        the Past 5 Years         Trustee      Trustee
----------------------  --------- -------------- ------------------------------ ---------- -------------
David R. Grimes,        Vice      Began service   ASSISTANT VICE                   N/A          N/A
Three State Farm Plaza, President in 2000 and     PRESIDENT--State Farm
Bloomington, Illinois   and       serves until    Mutual Automobile Insurance
61791                   Secretary removed and     Company; VICE PRESIDENT
Age 60                            successor is    and SECRETARY--State
                                  appointed.      Farm Investment Management
                                                  Corp., State Farm VP
                                                  Management Corp.; State
                                                  Farm Variable Product Trust,
                                                  State Farm Associates' Funds
                                                  Trust.

--------
* Messrs. Rust and Tipsord are "interested" Trustees as defined by the 1940 Act because each is (i) an officer of the Trust, (ii) a director of the Manager, the Trust's investment adviser, (iii) a director of State Farm VP Management Corp., the Trust's distributor, (iv) an officer of the Manager, and (v) an officer of State Farm VP Management Corp.

   Trustees or officers who are interested persons do not receive any compensation from any Fund for their services to the Fund. The Trustees who are not interested persons of the Trust receive, (i) a monthly retainer equal to $1,750, (ii) a fee of $1,500 for each regular board meeting attended, (iii) a fee of $750 for each special board meeting or committee meeting attended, unless the special board meting or committee meeting is held by telephone or by other electronic means, in which case the fee is $500, and (iv) a committee chairperson receives an additional $500 for each committee meeting attended. These fees are paid to the Trustees on behalf of the Trust and on behalf of ten other mutual funds advised by the Manager. Each mutual fund managed by the Manager shares in the fees for Independent Trustees pro-rata based upon the relative net assets of each fund as of the end of the most recently completed calendar quarter. In addition, Independent Trustees will be reimbursed for any out-of-pocket expenses incurred in connection with the affairs of the Trust.

   Trustees and officers of the Trust do not receive any benefits from the Trust upon retirement nor does the Trust accrue any expenses for pension or retirement benefits. Officers of the Trust and Trustees who are interested persons of the Trust under the 1940 Act are also employees of the State Farm Insurance Companies. As such, these persons may purchase Class A shares of the Funds without paying an initial sales charge. The purpose of this program is to encourage these persons to purchase Fund shares.

                           Aggregate             Total Compensation
                         Compensation    From The Trust And Other State Farm
   Name                From The Trust(1)         Mutual Funds(1) (2)
   ----                ----------------- -----------------------------------
   Edward B. Rust, Jr.      None(3)                     None(3)
   Michael L. Tipsord.      None(3)                     None(3)
   Roger S. Joslin....   None(3)(4)                 None(3)(4)
   Thomas M. Mengler..        $2,840                    $26,250
   James A. Shirk.....        $2,840                    $26,250
   Donald Altorfer....        $2,840                    $26,250
   Victor Boschini....        $2,840                    $26,250
   David L. Vance.....        $3,007                    $26,750

--------
(1)For the fiscal year ended December 31, 2002.
(2)The other "State Farm Mutual Funds" are State Farm Variable Product Trust and State Farm Associates' Funds Trust.
(3)Non-compensated interested trustee.
(4)Mr. Joslin retired from service as a non-compensated interested trustee of the Trust in December of 2002.

   The following table reflects dollar ranges of each Trustee's ownership of equity securities of each Fund, and dollar ranges of each Trustee's ownership of equity securities in all investment companies in the State Farm family of mutual funds. This data is as of December 31, 2002.

                                                                                        Aggregate
                                    Dollar Range of Dollar Range of  Dollar Range of Dollar Range of
                    Dollar Range of     Equity           Equity          Equity          Equity
                        Equity       Securities in     Securities     Securities in   Securities in
                     Securities in     Small Cap    in International  S&P 500 Index  Small Cap Index
Name of Trustee       Equity Fund     Equity Fund     Equity Fund         Fund            Fund
---------------     --------------- --------------- ---------------- --------------- ---------------
Thomas M. Mengler..      None               None          None            None            None
James A. Shirk.....      None               None          None            None            None
Victor J. Boschini.      None               None          None            None            None
David L. Vance.....      None               None          None            None            None
Donald A. Altorfer.      None               None          None            None            None
Edward B. Rust, Jr.      None               None          None            None            None
Michael L. Tipsord.      None         $50,001 to          None            None            None
                                        $100,000

                                                                                              Aggregate
                                                                                             Dollar Range
                                                                                              of Equity
                                                                                            Securities in
                                                                                            all Registered
                                                                                              Investment
                                                                                              Companies
                    Dollar Range of Dollar Range                 Dollar Range  Dollar Range  Overseen by
                        Equity       of  Equity   Dollar Range    of Equity     of Equity     Trustee in
                     Securities in  Securities in   of Equity   Securities in   Securities    Family of
                     International   Equity and   Securities in Tax Advantaged   in Money     Investment
Name of Trustee       Index Fund      Bond Fund     Bond Fund     Bond Fund    Market Fund    Companies
---------------     --------------- ------------- ------------- -------------- ------------ --------------
Thomas M. Mengler..      None           None          None           None          None              None
James A. Shirk.....      None           None          None           None          None     Over $100,000
Victor J. Boschini.      None           None          None           None          None              None
David L. Vance.....      None           None          None           None          None              None
Donald A. Altorfer.      None           None          None           None          None              None
Edward B. Rust, Jr.      None           None          None           None          None     Over $100,000
Michael L. Tipsord.      None           None          None           None          None     Over $100,000

ADDITIONAL INFORMATION REGARDING INDEPENDENT TRUSTEES OF THE TRUST

   As of December 31, 2002, State Farm Mutual Automobile Insurance Company ("Auto Company") owned all of the common stock issued by the Manager and by State Farm VP Management Corp. ("Management Corp.") the Trust's Underwriter. Auto Company is a mutual insurance company domiciled in Illinois and owned by its policyholders. Neither the Independent Trustees of the Trust nor their immediate family members own securities representing an ownership interest in the Manager, in Management Corp. or in Auto Company.

   During the period January 1, 2001 to December 31, 2002, neither the Independent Trustees of the Trust nor their immediate family members had any direct or indirect:

  . interest in the Manager, Management Corp., Auto Company, or in other affiliates of Auto Company, the value of which interest exceeded $60,000;

  . interest in any transaction or series of similar transactions with the Trust, the Manager, Management Corp., Auto Company, affiliates of Auto Company, or with an officer of any such company, the value of which transaction or series of transactions exceeded $60,000, or

  . relationship(s) with the Trust, the Manager, Management Corp., Auto Company, affiliates of Auto Company, or with an officer of any such company, in an amount that exceeded $60,000.

INVESTMENT ADVISORY AGREEMENTS

BETWEEN THE TRUST AND THE MANAGER

   The Trust has an Investment Advisory and Management Services Agreement and a Transfer Agent Agreement with the Manager. The Trust also has entered into a Distribution Agreement with Management Corp. The Investment Advisory and Management Services Agreement and the Distribution Agreement may be continued beyond their current terms only so long as such continuance is specifically approved at least annually by the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Trust and, in either case, by vote of a majority of the Trustees who are not interested persons of any party to such agreement, except in their capacity as Trustees of the Trust, cast in person at a meeting called for the purpose of voting on such approval.

   In considering the approval of the continuation of the Investment Advisory and Management Services Agreement, the Board considered multiple factors. First, the Board of Trustees considered the quality of the advisory services provided by the Manager to the Funds. The Manager regularly provides analyses to the Board of Trustees with respect to how each Fund is performing relative to specified indices and relative to other funds with similar investment objectives. The Board of Trustees considered the profitability of the Investment Advisory and Management Services Agreement to the Manager. The Board of Trustees also considered the level of advisory fees charged by the Manager to the Trust compared to what other investment advisers charge other similar investment companies and concluded that the level of fees was appropriate.

   Relying on the factors discussed above, the Board of Trustees of the Trust approved the continuation of the Investment Advisory and Management Services Agreement at a Board meeting held in March 2003.

   The Investment Advisory and Management Services Agreement and the Distribution Agreement may be terminated upon 60 days' written notice by any of the parties to the agreement, or by a majority vote of the outstanding shares, and will terminate automatically upon its assignment by any party. There is a Service Agreement among the Trust, the Manager and Auto Company, and a Service Agreement among the Trust, Management Corp., and Auto Company.

   Since its inception in 1967, the Manager's principal business has been to act as investment adviser, transfer agent and dividend disbursing agent for the funds in the State Farm family of mutual funds.

   Pursuant to the Investment Advisory and Management Services Agreement, the
Manager: (1) acts as each Fund's investment adviser; (2) manages each Fund's investments; (3) administers each Fund's business affairs; (4) provides clerical personnel, suitable office space, necessary facilities and equipment and administrative services; and (5) permits its officers and employees to serve as trustees, officers and agents of the Trust, without compensation from the Trust, if duly elected or appointed.

   The Manager (under the supervision of the Board of Trustees) continuously furnishes an investment program for the Funds (other than the Small Cap Equity Fund, International Equity Fund and the Equity Index Funds), is responsible for monitoring the performance of the Equity Index Funds, is responsible for managing the investments of such Funds, and has responsibility for making decisions governing whether to buy, sell or hold any particular security. In carrying out its obligations to manage the investment and reinvestment of the assets of these Funds, the Manager performs research and obtains and evaluates pertinent economic, statistical and financial data relevant to the investment policies of these Funds.

   The Investment Advisory and Management Services Agreement requires the Trust to pay: (1) the fees and expenses of independent auditors, legal counsel, the custodian, the transfer agent, the registrar, the dividend disbursing agent and of Independent Trustees; and (2) the cost of preparing and distributing reports, notices and proxy materials to shareowners, brokerage commissions, interest, taxes, federal and state securities registration fees and membership dues in the Investment Company Institute or any similar organization. The Manager is required to pay all other Fund expenses.

   As compensation for the services and facilities furnished, each Fund pays a management fee (computed on a daily basis and paid quarterly) at the annual rates shown below:

                 Equity Fund.............. 0.60% of net assets
                 Small Cap Equity Fund.... 0.80% of net assets
                 International Equity Fund 0.80% of net assets
                 S&P 500 Index Fund....... 0.15% of net assets
                 Small Cap Index Fund..... 0.25% of net assets
                 International Index Fund. 0.25% of net assets
                 Equity and Bond Fund..... 0.40% of net assets
                 Bond Fund................ 0.10% of net assets
                 Tax Advantaged Bond Fund. 0.10% of net assets
                 Money Market Fund........ 0.10% of net assets

   The Manager has agreed not to be paid an investment advisory and management services fee for performing services for the Equity and Bond Fund. The investment advisory and management services fee shown above for the Equity and Bond Fund is based on the fees that the Equity Fund and Bond Fund pay to the Manager. The Manager has agreed to reimburse the Equity and Bond Fund for all other expenses incurred, but not for the 12b-1 Distribution Fee or the Shareholder Services Fee. This expense limitation is voluntary and the Manager may eliminate it at any time. The Manager will reimburse each Fund, if and to the extent, the Fund's total annual operating expenses exceed the following percentages of the Fund's average net assets:

                                             Class A Class B
                                             ------- -------
                   Equity Fund..............  1.20%   1.60%
                   Small Cap Equity Fund....  1.40%   1.80%
                   International Equity Fund  1.50%   1.90%
                   S&P 500 Index Fund.......  0.80%   1.20%
                   Small Cap Index Fund.....  0.95%   1.35%
                   International Index Fund.  1.15%   1.55%
                   Equity and Bond Fund.....   None    None
                   Bond Fund................  0.70%   1.10%
                   Tax Advantaged Bond Fund.  0.70%   1.10%
                   Money Market Fund........  0.60%   1.00%

The reimbursement arrangement set forth above and the reimbursement arrangement for the Equity and Bond Fund are voluntary and may be eliminated by the Manager at any time.

   As described below, the Manager has engaged Capital Guardian as the investment sub-adviser for the Small Cap Equity Fund and International Equity Fund.

   Pursuant to the Service Agreement, Auto Company provides the Manager with certain personnel, services and facilities to enable the Manager to perform its obligations to the Trust. The Manager reimburses Auto Company for such costs, direct and indirect, as are fairly attributable to the services performed and the facilities provided by Auto Company under the separate service agreement. Accordingly, the Trust makes no payment to Auto Company under the Service Agreement.

   For calendar years 2001-2002 and for the period from the commencement of each Fund's investment operation through December 31, 2000, the Funds paid the following advisory fees to the Manager.

                                 Gross Fee Paid           Expense Reimbursement
                          -------------------------    -------------------------
                            2002     2001      2000      2002     2001      2000
-                         -------- -------- -------    -------- -------- -------
Equity Fund.............. $449,677 $300,149 $47,610(1) $ 20,286 $ 33,719 $     0(1)
Small Cap Equity Fund.... $400,117 $383,653 $26,589(2) $ 39,759 $ 41,355 $ 2,499(2)
International Equity Fund $315.493 $340,576 $25,326(2) $196,080 $107,895 $11,090(2)
S&P 500 Index Fund....... $117,014 $ 77,428 $ 2,224(4) $ 51,088 $ 55,024 $29,118(4)
Small Cap Index Fund..... $147,798 $131,008 $ 3,758(4) $ 58,079 $ 69,752 $30,949(4)
International Index Fund. $102,308 $110,051 $ 3,562(4) $ 49,871 $ 64,814 $29,971(4)
Equity & Bond Fund....... $      0 $      0 $     0(1) $ 73,343 $ 62,138 $16,770(1)
Bond Fund................ $ 84,603 $ 54,952 $ 8,306(1) $  5,582 $ 15,058 $     0(1)
Tax Advantaged Bond Fund. $ 63,221 $ 54,541 $ 8,294(1) $  9,324 $  7,694 $     0(1)
Money Market Fund........ $ 26,289 $ 12,615 $   492(3) $ 30,490 $ 31,360 $ 5,542(3)

                                                 Net Fee
                                     ----------------------------
                                       2002      2001        2000
           -                         --------  --------  --------
           Equity Fund.............. $429,391  $266,430  $ 47,610(1)
           Small Cap Equity Fund.... $360,358  $342,298  $ 24,090(2)
           International Equity Fund $119,413  $232,681  $ 14,236(2)
           S&P 500 Index Fund....... $ 65,926  $ 22,404  $(26,894)(4)
           Small Cap Index Fund..... $ 89,719  $ 61,256  $(27,191)(4)
           International Index Fund. $ 52,437  $ 45,237  $(26,409)(4)
           Equity & Bond Fund....... $(73,343) $(62,138) $(16,770)(1)
           Bond Fund................ $ 79,021  $ 39,894  $  8,306(1)
           Tax Advantaged Bond Fund. $ 53,897  $ 46,847  $  8,294(1)
           Money Market Fund........ $ (4,201) $(18,745) $ (5,050)(3)

--------
(1)Commenced investment operations on October 31, 2000
(2)Commenced investment operations on December 5, 2000
(3)Commenced investment operations on December 12, 2000
(4)Commenced investment operations on December 18, 2000

   The advisory fees are allocated to the different classes of shares pro-rata based on net assets.

   The Trust is responsible for payment of all expenses it may incur in its operation and all of its general administrative expenses except those expressly assumed by the Manager as described in the preceding paragraphs. These include (by way of description and not of limitation), any share redemption expenses, expenses of portfolio transactions, shareholder servicing costs, pricing costs (including the daily calculation of net asset value), interest on borrowings by the Trust, charges of the custodian and transfer agent, cost of auditing services, Independent Trustees' fees, legal expenses, all taxes and fees, investment advisory fees, certain insurance premiums, cost of maintenance of corporate existence, investor services (including allocable personnel and telephone expenses), costs of printing and mailing updated Trust prospectuses to shareholders, costs of preparing, printing, and mailing proxy statements and shareholder reports to shareholders, the cost of paying dividends, capital gains distribution, costs of Trustee and shareholder meetings, dues to trade organizations, and any extraordinary expenses, including litigation costs in legal actions involving the Trust, or costs related to indemnification of Trustees, officers and employees of the Trust.

   The Board of Trustees of the Trust determines the manner in which expenses are allocated among the Funds of the Trust. The Board allocates those expenses associated with a specific Fund to that Fund. Those expenses which are paid for the benefit of all the Funds are allocated pro-rata based upon each Fund's net assets.

   The Investment Advisory and Management Services Agreement also provide that the Manager shall not be liable to the Trust or to any shareholder for any error of judgment or mistake of law or for any loss suffered by the Trust or by any shareholder in connection with matters to which the such Agreements relate, except for a breach of fiduciary duty or a loss resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard on the part of the Manager in the performance of its duties thereunder.

BETWEEN BARCLAYS AND THE MASTER PORTFOLIOS

   Barclays is investment adviser to the Master Portfolios. Barclays is an indirect subsidiary of Barclays Bank PLC. Pursuant to Investment Advisory Contracts ("Master Portfolio Advisory Contracts") with the Master Fund, Barclays provides investment guidance and policy direction in connection with the management of the Master Portfolios' assets. Pursuant to the Master Portfolio Advisory Contracts, Barclays furnishes to the Master Fund's Boards of Trustees periodic reports on the investment strategy and performance of the Master Portfolios. The Master Portfolio Advisory Contracts are required to be approved annually (i) by the holders of a majority of the Master Fund's outstanding voting securities or by the Master Fund's Boards of Trustees and
(ii) by a majority of the Trustees of the Master Fund who are not parties to the Master Portfolio Advisory Contract or "interested persons" (as defined in the 1940 Act) of any such party. The Master Portfolio Advisory Contracts may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

   Barclays is entitled to receive monthly fees as compensation for its advisory services to each Master Portfolio as described below:

                       Fund               Annual Management Fee
                       ----               ---------------------
             S&P 500 Index Master       0.05% of average daily
               Portfolio............... net assets
             Russell 2000 Index Master  0.10% of average daily
               Portfolio............... net assets, which
                                        includes a 0.02%
                                        administrative fee
             International Index        0.25% of the average
               Master Portfolio........ daily net assets up to $1
                                        billion, which includes a
                                        0.10% administrative fee,
                                        and 0.17% of the average
                                        daily net assets
                                        thereafter, which
                                        includes a 0.07%
                                        administrative fee

The Master Portfolio Advisory Contracts provide that the advisory fee is accrued daily and paid monthly. This advisory fee is an expense of the Master Portfolios borne proportionately by their interestholders, such as the Equity Index Funds. The administration fee is designed to compensate Barclays for custody costs and administration expenses.

   Barclays has agreed to provide to the Master Portfolios, among other things, money market security and fixed-income research, analysis and statistical and economic data and information concerning interest rate and security market trends, portfolio composition, credit conditions and average maturities of the Master Portfolio's investment portfolio.

BETWEEN THE MANAGER AND CAPITAL GUARDIAN

   Pursuant to the separate sub-advisory agreement described below, the Manager has engaged Capital Guardian as the investment sub-adviser to provide day-to-day portfolio management for the Small Cap Equity Fund and the International Equity Fund. Capital Guardian manages the investments of the Small Cap Equity Fund and the International Equity Fund, determining which securities or other investments to buy and sell for each, selecting the brokers and dealers to effect the transactions, and negotiating commissions. In placing orders for securities transactions, Capital Guardian follows the Manager's policy of seeking to obtain the most favorable price and efficient execution available.

   For its services, the Manager pays Capital Guardian an investment sub-advisory fee equal to a percentage of the average daily net assets of each of Small Cap Equity Fund and International Equity Fund at the rates set forth below. The fee is accrued daily and paid to Capital Guardian quarterly. The rates upon which the fee is based are as follows:

                                  Annual Management Fee, Based on Average
                  Fund                      Daily Net Assets
                  ----            ------------------------------------
        Small Cap Equity Fund.... On the first $25 million     --   0.75%
                                  $25 million to $50 million   --   0.60%
                                  $50 million to $100 million  --  0.425%
                                  Over $100 million            --  0.375%
                                                               --  -----
        International Equity Fund On the first $25 million     --   0.75%
                                  $25 million to $50 million   --   0.60%
                                  $50 million to $250 million  --  0.425%
                                                               --
                                                               --  -----
                                  Over $250 million            --  0.375%
                                                               --  -----

   The sub-advisory agreement is not assignable and may be terminated without penalty upon 60 days written notice at the option of the Manager or Capital Guardian, or by the Board of Trustees of the Trust or by a vote of a majority of the outstanding shares of the class of stock representing an interest in the appropriate Fund. The sub-advisory agreement provides that it shall continue in effect for two years and can thereafter be continued for each Fund from year to year so long as such continuance is specifically approved annually (a) by the Board of Trustees of the Trust or by a majority of the outstanding shares of the Fund and (b) by a majority vote of the Trustees who are not parties to the agreement, or interested persons of any such party, cast in person at a meeting held for that purpose.

   In considering the approval of the continuation of the sub-advisory Agreement, the Trust's Board of Trustees considered multiple factors. First, the Board of Trustees considered the quality of the advisory services provided by Capital Guardian to the Small Cap Equity and International Equity Funds. Capital Guardian regularly provides analyses to the Board of Trustees with respect to how each Fund is performing relative to specified indices and relative to other funds with similar investment objectives. The Board of Trustees also considered the level of advisory fees charged by Capital Guardian compared to what other investment advisers charge other similar investment companies and concluded that the level of fees was appropriate.

   Relying on the factors discussed above, the Board of Trustees of the Trust approved the continuation of the Sub-advisory Agreement at a Board meeting held in March of 2003.

SECURITIES ACTIVITIES OF THE MANAGER, CAPITAL GUARDIAN AND BARCLAYS

   Securities held by the Trust may also be held by separate accounts or mutual funds for which the Manager, Barclays or Capital Guardian acts as an adviser, some of which may be affiliated with them. Because of different investment objectives, cash flows or other factors, a particular security may be bought by the Manager, Barclays or Capital Guardian for one or more of their clients, when one or more other clients are selling the same security. Pursuant to procedures adopted by the Board of Trustees, the Manager, Barclays or Capital Guardian may cause a Fund to buy or sell a security from another Fund or another account. Any such transaction would be executed at a price determined in accordance with those procedures and without sales commissions. Transactions executed pursuant to such procedures are reviewed by the Board of Trustees quarterly.

   If purchases or sales of securities for a Fund or other client of the Manager, Barclays or Capital Guardian arise for consideration at or about the same time, transactions in such securities will be allocated as to amount and price, insofar as feasible, for the Fund and other clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Manager, Barclays or Capital Guardian during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. It is the opinion of the Board of Trustees of the Trust, however, that the benefits available to the Trust outweigh any possible disadvantages that may arise from such concurrent transactions.

   On occasions when the Manager, Barclays or Capital Guardian (under the supervision of the Board of Trustees) deem the purchase or sale of a security to be in the best interests of the Trust as well as other accounts or companies, it may, to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be sold or purchased for the Trust with those to be sold or purchased for other accounts or companies in order to obtain favorable execution and low brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager, Barclays or Capital Guardian in the manner each considers to be most equitable and consistent with its fiduciary obligations to the Trust and to such other accounts or companies. In some cases this procedure may adversely affect the size of the position obtainable for a Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE

THE EQUITY FUND, EQUITY AND BOND FUND, BOND FUND, TAX ADVANTAGED BOND FUND AND MONEY MARKET FUND.

   As described above, the Manager determines which securities to buy and sell for these Funds, selects brokers and dealers to effect the transactions, and negotiates commissions. Transactions in equity securities will usually be executed through brokers who will receive a commission paid by the Fund. Fixed income securities are generally traded with dealers acting as principals for their own accounts without a stated commission. The dealer's margin is reflected in the price of the security. Money market obligations may be traded directly with the issuer. Underwritten offerings of stock may be purchased at a fixed price including an amount of compensation to the underwriter.

   In placing orders for securities transactions, the Manager's policy is to attempt to obtain the most favorable price and efficient execution available. These entities, subject to the review of the Trust's Board of Trustees, may pay higher than the lowest possible commission on agency trades, not principal trades, to obtain better than average execution of transactions and/or valuable investment research information described below, if, in their opinion, improved execution and investment research information will benefit the performance of each of the Funds.

   When selecting broker-dealers to execute portfolio transactions, the Manager considers factors including the rate of commission or size of the broker-dealer's "spread", the size and difficulty of the order, the nature of the market for the security, the willingness of the broker-dealer to position, the reliability, financial condition and general execution and operational capabilities of the broker-dealer, and the research, statistical and economic data furnished by the broker-dealer to the Manager. In some cases, the Manager may use such information to advise other investment accounts that it advises. Brokers or dealers which supply research may be selected for execution of transactions for such other accounts, while the data may be used by the Manager in providing investment advisory services to the Fund. In addition, the Manager may select broker-dealers to execute portfolio transactions who are affiliated with the Fund or the Manager. However, all such directed brokerage will be subject to the Manager's policy to attempt to obtain the most favorable price and efficient execution possible.

   During the fiscal years ended December 31, 2000, December 31, 2001 and December 31, 2002 the Equity Fund, Equity and Bond Fund, Bond Fund, Tax Advantaged Bond Fund and Money Market Fund paid brokerage commissions of:

                                          2000    2001    2002
                                         ------- ------- -------
                Equity Fund............. $31,275 $11,122 $43,406
                Equity and Bond Fund.... $     0 $     0 $     0
                Bond Fund............... $     0 $     0 $     0
                Tax Advantaged Bond Fund $     0 $     0 $     0
                Money Market Fund....... $     0 $     0 $     0

EQUITY INDEX FUNDS

   Barclays assumes general supervision over placing orders on behalf of each Master Portfolio for the purchase or sale of portfolio securities. Allocation of brokerage transactions, including their frequency, is made in the best judgment of Barclays and in a manner deemed fair and reasonable to shareholders. In executing portfolio transactions and selecting brokers or dealers, Barclays seeks to obtain the best overall terms available for each Master Portfolio. In assessing the best overall terms available for any transaction, Barclays considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. The primary consideration is prompt execution of orders at the most favorable net price. Certain of the brokers or dealers with whom the Master Portfolios may transact business offer commission rebates to the Master Portfolios. Barclays considers such rebates in assessing the best overall terms available for any transaction. The overall reasonableness of brokerage commissions paid is evaluated by Barclays based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.

   S&P 500 INDEX MASTER PORTFOLIO. Brokers also are selected because of their ability to handle special executions such as are involved in large block trades or broad distributions, provided the primary consideration is met. Portfolio turnover may vary from year to year, as well as within a year. Portfolio turnover rates over 100%, although unexpected, may result in comparatively greater brokerage expenses. Barclays may from time to time execute trades on behalf of and for the account of the Master Portfolios with brokers or dealers that are affiliated with Barclays.

SMALL CAP EQUITY FUND AND INTERNATIONAL EQUITY FUND

   Capital Guardian strives to obtain the best available prices in its portfolio transactions taking into account the costs and quality of executions. When, in the opinion of Capital Guardian, two or more brokers (either directly or through their correspondent clearing agents) are in a position to obtain the best price and execution, preference may be given to brokers who have provided investment research, statistical, or other related services to Capital Guardian. This research may be used for other Capital Guardian clients in addition to the Funds. The Funds do not consider that they have an obligation to obtain the lowest available commission rate to the exclusion of price, service and qualitative considerations.

   The Small Cap Equity Fund and the International Equity Fund paid the following brokerage commissions during the calendar years indicated below:

                                          2000    2001    2002
                                         ------- ------- -------
               Small Cap Equity Fund.... $48,299 $34,164 $93,809
               International Equity Fund $91,150 $34,584 $42,320

PORTFOLIO TURNOVER

   Because of the Equity Fund's, Small Cap Equity Fund's and International Equity Fund's flexibility of investment and emphasis on growth of capital, these Funds may have greater portfolio turnover than that of mutual funds that have primary objectives of income or maintenance of a balanced investment position. The Equity and Bond Fund's portfolio turnover is expected to be low. The Equity and Bond Fund will purchase or sell securities to: (i) accommodate purchases and sales of its shares; (ii) change the percentages of its assets invested in each of the underlying Funds in response to market conditions; and
(iii) maintain or modify the allocation of its assets among the underlying Funds within the percentage limits described in the Prospectus.

   Consistent with the Equity Index Funds' investment objectives, each will attempt to minimize portfolio turnover. There are no fixed limitations regarding the portfolio turnover rate for the Bond Fund, and securities initially satisfying the objectives and policies of this Fund may be disposed of when they are no longer deemed suitable.

   In periods of relatively stable interest rate levels, Tax Advantaged Bond Fund does not expect its annual portfolio turnover rate to exceed 50% for issues with maturities longer than one year at the time of purchase. In years of sharp fluctuations in interest rates, however, the annual portfolio turnover rate may exceed 50%. Most of the sales in the Fund's portfolio will occur when the proportion of securities owned with longer term maturities is reduced in anticipation of a bond market decline (rise in interest rates), or increased in anticipation of a bond market rise (decline in interest rates). The rate of portfolio turnover will not be a limiting factor and, accordingly, will always be incidental to transactions undertaken with the view of achieving the Fund's investment objective.

   Since short-term instruments are excluded from the calculation of a portfolio turnover rate, no meaningful portfolio turnover rate can be estimated or calculated for the Money Market Fund. Turnover rates may vary greatly from year to year as well as within a particular year and may also be affected by cash requirements for redemptions of a Fund's shares and by requirements, the satisfaction of which enable the Trust to receive certain favorable tax treatment.

DETERMINATION OF NET ASSET VALUE

   The Net Asset Value (NAV) for each Fund is determined as of the time of the close of regular session trading on the New York Stock Exchange ("NYSE") (currently at 4:00 p.m., Eastern Time), on each day when the NYSE is open for business. Shares of the Funds will not be priced on days when the NYSE is closed.

ALL FUNDS EXCEPT MONEY MARKET FUND

   Equity securities (including common stocks, preferred stocks, convertible securities and warrants) and call options written on all portfolio securities, listed or traded on a national exchange are valued at their last sale price on that exchange prior to the time when assets are valued. In the absence of any exchange sales on that day, such securities are valued at the last sale price on the exchange on which it is traded. Securities traded only on over-the-counter markets generally are valued at the closing bid price.

   Debt securities traded on a national exchange are valued at their last sale price on that exchange prior to the time when assets are valued, or, lacking any sales, at the last reported bid price. Debt securities other than money market instruments traded in the over-the-counter market are valued at the last reported bid price or at yield equivalent as obtained from one or more dealers that make markets in the securities. If the market quotations described above are not available, debt securities, other than short-term debt securities, may be valued at a fair value as determined by one or more independent pricing services (each, a "Service"). The Service may use available market quotations and employ electronic data processing techniques and/or a matrix system to determine valuations. Each Service's procedures are reviewed by the officers of the Trust under the general supervision of the Boards of Trustees of the Trust and the Master Fund.

   Money market instruments held with a remaining maturity of 60 days or less (other than U.S. Treasury bills) are generally valued on an amortized cost basis. Under the amortized cost basis method of valuation, the security is initially valued at its purchase price (or in the case of securities purchased with more than 60 days remaining to maturity, the market value on the 61st day prior to maturity), and thereafter by amortizing any premium or discount uniformly to maturity. If for any reason the amortized cost method of valuation does not appear to fairly reflect the fair value of any security, a fair value will be determined in good faith by or under the direction of the Boards of Trustees of the Trust or the Master Fund, as the case may be, as in the case of securities having a maturity of more than 60 days.

   Securities that are primarily traded on foreign securities exchanges are generally valued at the last sale price on the exchange where they are primarily traded. All foreign securities traded on the over-the-counter market are valued at the last sale quote, if market quotes are available, or the last reported bid price if there is no active trading in a particular security on a given day. Quotations of foreign securities in foreign currencies are converted, at current exchange rates, to their U.S. dollar equivalents in order to determine their current value. Forward currency contracts are valued at the current cost of offsetting the contract. Because foreign securities (other than American Depositary Receipts) are valued as of the close of trading on various exchanges and over-the-counter markets throughout the world, the net asset value of Funds investing in foreign securities generally includes values of foreign securities held by those Funds that were effectively determined several hours or more before the time NAV is calculated. In addition, foreign securities held by Funds may be traded actively in securities markets which are open for trading on days when the Funds do not calculate their net asset value. Accordingly, there may be occasions when a Fund holding foreign securities does not calculate its net asset value but when the value of such Fund's portfolio securities is affected by such trading activity.

   The Funds monitor for significant events in foreign markets. A Fund may price a non-U.S. security it holds at a fair value determined according to procedures adopted by the board of the Trust if it appears that the value of the security has been materially affected by events occurring between the close of the primary market or exchange on which the security is traded and the time for computing net asset value.

   Exchange listed options that are written or purchased by a Fund are valued on the primary exchange on which they are traded. Over-the-counter options written or purchased by a Fund are valued based upon prices provided by market-makers in such securities. Exchange-traded financial futures contracts are valued at their settlement price established each day by the board of trade or exchange on which they are traded.

   Securities for which market quotations are not readily available, or for which the procedures described above do not produce a fair value, are valued at a fair value as determined in good faith in accordance with procedures approved by the Boards of Trustees of the Trust or the Master Fund, as the case may be. The effect of this will be that NAV will not be based on the last quoted price on the security, but on a price with the Board of Trustees or its delegate believes reflects the current and true price of the security.

MONEY MARKET FUND

   All of the assets of the Money Market Fund are valued on the basis of amortized cost in an effort to maintain a constant net asset value of $1.00 per share. The Board of Trustees of the Trust has determined this to be in the best interests of the Money Market Fund and its shareholders. Under the amortized cost method of valuation, securities are valued at cost on the date of their acquisition, and thereafter as adjusted for amortization of premium or accretion of discount, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods in which value as determined by amortized cost is higher or lower than the price the Fund would receive if it sold the security. During such periods, the quoted yield to investors may differ somewhat from that obtained by a similar fund or portfolio which uses available market quotations to value all of its portfolio securities.

   The Board has established procedures reasonably designed, taking into account current market conditions and the Money Market Fund's investment objectives, to stabilize the net asset value per share for purposes of sales and redemptions at $1.00. These procedures include review by the Board, at such intervals as it deems appropriate, to determine the extent, if any, to which the net asset value per share calculated by using available market quotations deviates from $1.00 per share. In the event such deviation should exceed one half of one percent, the Board will promptly consider initiating corrective action. If the Board believes that the extent of any deviation from a $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce these consequences to the extent reasonably practicable. Such steps may include: selling portfolio securities prior to maturity; shortening the average maturity of the portfolio; withholding or reducing dividends; or utilizing a net asset value per share determined from available market quotations. Even if these steps were taken, the Money Market Fund's net asset value might still decline.

GENERAL

   Computation of NAV (and the sale and redemption of fund shares) may be suspended or postponed during any period when (a) trading on the NYSE is restricted, as determined by the Commission, or the NYSE is closed for other than customary weekend and holiday closings, (b) the Commission has by order permitted such suspension, or (c) an emergency, as determined by the Commission, exists making disposal of portfolio securities or valuation of the net assets of the funds not reasonably practicable.

PERFORMANCE INFORMATION

   Each Fund provides information on its "Average Annual Total Return" in the Trust's annual reports to shareowners and in advertising and sales literature. "Average Annual Total Return" is the average annual compounded rate of change in value represented by the percentage change in value during a period of an investment in shares of the Fund, including the value of shares acquired through reinvestment of all dividends and capital gains distributions for the period. Average Annual Total Return is computed as follows:

                       P (1 + T) to the power of n = ERV

             Where: P =   a hypothetical initial payment of $1000.
                    T =   average annual total return.
                    n =   number of years.

   ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion). In computing Average Annual Total Returns for Class A shares the maximum initial sales load of 3% is deducted from the initial $1,000 payment. In computing Average Annual Total Returns for Class B shares, the applicable maximum deferred sales load is deducted from the ending redeemable value.

   Each Fund provides information on its "Average Annual Total Return (After Taxes on Distribution)" in advertising and sales literature. "Average Annual Total Return (After Taxes on Distributions)" is the average annual compounded rate of change in value represented by the percentage change in value during a period of an investment in shares of the Fund, including the value of shares acquired through reinvestment of all dividends and capital gains distributions for the period, after taxes on fund distributions but not after taxes on redemptions. To determine these figures, all income, short-term capital gain distributions, and long-term capital gain distributions are assumed to have been taxed at the highest marginal individualized federal tax rate then in effect. Those maximum tax rates are applied to distributions prior to reinvestment and the after-tax portion is assumed to have been reinvested in the Fund. State and local taxes are ignored. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. Average Annual Total Return (After Taxes on Distributions) is computed as follows:

                    P (1 + T) to the power of n = ATV\\D\\

    Where: P =   a hypothetical initial payment of $1000.
           T =   average annual total return (after taxes on distributions).
           n =   number of years.

   ATV\\D\\ = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption. In computing Average Annual Total Returns (After Taxes on Distributions) for Class A shares the maximum initial sales load of 3% is deducted from the initial $1,000 payment.

   Each Fund provides information on its "Average Annual Total Return (After Taxes on Distribution and Redemption)" in advertising and sales literature. "Average Annual Total Return (After Taxes on Distributions and Redemption)" is the average annual compounded rate of change in value represented by the percentage change in value during a period of an investment in shares of the Fund, including the value of shares acquired through reinvestment of all dividends and capital gains distributions for the period, after taxes on fund distributions and redemptions. Average Annual Total Return (After Taxes on Distributions and Redemption) is computed as follows:

                           P (1 + T)/n/ = ATV\\DR\\

Where: P =   a hypothetical initial payment of $1,000.
       T =   average annual total return (after taxes on distributions and redemption).
       n =   number of years.

   ATV\\DR\\ = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption. In computing Average Annual Total Returns (After Taxes on Distributions and Redemption) for Class A shares the maximum initial sales load of 3% is deducted from the initial $1,000 payment.

   The Trust also may from time to time quote or otherwise use year-by-year total return, cumulative total return and yield information for the Funds in advertisements, shareholder reports or sales literature. Year-by-year total return and cumulative total return for a specified period are each derived by calculating the percentage rate required to make a $1,000 investment in a Fund (assuming that all distributions are reinvested) at the beginning of such period equal to the actual total value of such investment at the end of such period.

   Except for the Money Market Fund, which has its own methods for calculating yields (see below), each Fund may also show its performance in the form of "yield" or "taxable equivalent yield." In accordance with a standardized method prescribed by rules of the SEC, yield is computed by dividing the net investment income per share earned during the specified one month or 30-day period by the maximum offering price per share on the last day of the period, according to the following formula:

                 Yield = 2 [ ( a - b + 1) to the power of 6-1]
                                         cd

Where: a =   Dividends and interest earned during the period;
       b =   Expenses accrued for the period (net of reimbursements);
       c =   The average daily number of shares outstanding during the period that were entitled to receive dividends; and
       d =   The maximum offering price per share on the last day of the period.

   In computing yield, the Funds follow certain standardized accounting practices specified by SEC rules. These practices are not necessarily consistent with those that the Funds use to prepare their annual and interim financial statements (in conformity with generally accepted accounting principles). Thus, yield may not equal the income paid to shareholders or the income reported in a Fund's financial statements.

   Taxable equivalent yield is computed by dividing that portion of the yield that is tax-exempt by the remainder of one minus the stated federal income tax rate, taking into account the deductibility of state taxes for federal income tax purposes, and adding the quotient to that portion, if any, of the yield that is not tax exempt.

   Performance figures quoted by a Fund are not necessarily indicative of future results. Each Fund's performance is a function of conditions in the securities markets, portfolio management and operating expenses. Although information about past performance is useful in reviewing a Fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods. The performance of a Fund may be compared to mutual fund industry indexes or averages, such as the S&P 500 Index.

   The tables below reflect the average annual total returns (before and after taxes) for Class A shares for each Fund other than the Money Market Fund for the periods (i) commencement of investment operations in 2000* to December 31, 2002, and (ii) for the 1-year period ending December 31, 2002. The tables also show the average annual total returns for Class B shares for the same periods, before taxes:

                                                               Class A            Class B
                                                          -----------------  -----------------
                                                            Since              Since
Equity Fund                                               Inception* 1 Year  Inception* 1 Year
-----------                                               ---------- ------  ---------- ------
Return Before Taxes......................................   -17.67%  -21.18%   -17.98%  -21.58%
Return After Taxes on Distributions......................   -17.76%  -21.33%       --       --
Return After Taxes on Distributions & Sale of Fund Shares   -13.88%  -17.02%       --       --

                                                               Class A            Class B
                                                          -----------------  -----------------
                                                            Since              Since
Small Cap Equity Fund                                     Inception* 1 Year  Inception* 1 Year
---------------------                                     ---------- ------  ---------- ------
Return Before Taxes......................................   -15.10%  -28.40%   -15.34%  -28.75%
Return After Taxes on Distributions......................   -15.13%  -28.40%       --       --
Return After Taxes on Distributions & Sale of Fund Shares   -11.88%  -22.72%       --       --

                                                               Class A            Class B
                                                          -----------------  -----------------
                                                            Since              Since
International Equity Fund                                 Inception* 1 Year  Inception* 1 Year
-------------------------                                 ---------- ------  ---------- ------
Return Before Taxes......................................   -18.99%  -19.65%   -19.22%  -20.04%
Return After Taxes on Distributions......................   -19.23%  -20.11%       --       --
Return After Taxes on Distributions & Sale of Fund Shares   -14.95%  -15.95%       --       --

                                                               Class A            Class B
                                                          -----------------  -----------------
                                                            Since              Since
S&P 500 Index Fund                                        Inception* 1 Year  Inception* 1 Year
------------------                                        ---------- ------  ---------- ------
Return Before Taxes......................................   -18.84%  -24.94%   -19.07%  -25.30%
Return After Taxes on Distributions......................   -19.03%  -25.13%       --       --
Return After Taxes on Distributions & Sale of Fund Shares   -14.80%  -20.04%       --       --

                                                               Class A            Class B
                                                          -----------------  -----------------
                                                            Since              Since
Small Cap Index Fund                                      Inception* 1 Year  Inception* 1 Year
--------------------                                      ---------- ------  ---------- ------
Return Before Taxes......................................    -9.81%  -23.43%   -10.02%  -23.72%
Return After Taxes on Distributions......................   -10.23%  -23.55%       --       --
Return After Taxes on Distributions & Sale of Fund Shares    -7.92%  -18.78%       --       --

                                                               Class A            Class B
                                                          -----------------  -----------------
                                                            Since              Since
International Index Fund                                  Inception* 1 Year  Inception* 1 Year
------------------------                                  ---------- ------  ---------- ------
Return Before Taxes......................................   -19.98%  -19.54%   -20.22%  -20.01%
Return After Taxes on Distributions......................   -20.21%  -19.90%       --       --
Return After Taxes on Distributions & Sale of Fund Shares   -15.69%  -15.80%       --       --

                                                               Class A            Class B
                                                          -----------------  -----------------
                                                            Since              Since
Equity and Bond Fund                                      Inception* 1 Year  Inception* 1 Year
--------------------                                      ---------- ------  ---------- ------
Return Before Taxes......................................   -8.06%   -10.71%   -8.18%   -10.96%
Return After Taxes on Distributions......................   -8.98%   -11.41%      --        --
Return After Taxes on Distributions & Sale of Fund Shares   -6.81%    -8.90%      --        --

                                                               Class A            Class B
                                                          -----------------  -----------------
                                                            Since              Since
Bond Fund                                                 Inception* 1 Year  Inception* 1 Year
---------                                                 ---------- ------  ---------- ------
Return Before Taxes......................................    6.59%     5.75%    6.54%     5.59%
Return After Taxes on Distributions......................    4.31%     3.74%      --        --
Return After Taxes on Distributions & Sale of Fund Shares    4.14%     3.60%      --        --

                                                               Class A            Class B
                                                          -----------------  -----------------
                                                            Since              Since
Tax Advantaged Bond Fund                                  Inception* 1 Year  Inception* 1 Year
------------------------                                  ---------- ------  ---------- ------
Return Before Taxes......................................    6.11%     8.25%    6.04%     8.20%
Return After Taxes on Distributions......................    6.11%     8.25%      --        --
Return After Taxes on Distributions & Sale of Fund Shares    5.72%     7.41%      --        --

   For the period ending December 31, 2002, the following Funds had the following 30-day yields:

                                             Class A Class B
                                             ------- -------
                    Equity and Bond Fund....  1.69%   1.28%
                    Bond Fund...............  3.49%   3.21%
                    Tax Advantaged Bond Fund  3.08%   2.78%

                     *DATE INVESTMENT OPERATIONS COMMENCED

Date        10/31/2000               12/05/2000          12/12/2000         12/18/2000
---- ------------------------ ------------------------- ------------ ------------------------
           Equity Fund          Small Cap Equity Fund   Money Market    S&P 500 Index Fund
       Equity and Bond Fund   International Equity Fund     Fund       Small Cap Index Fund
            Bond Fund                                                International Index Fund
     Tax Advantaged Bond Fund

   The Trust makes available various yield quotations with respect to shares of each class of the Money Market Fund. Each of these amounts is calculated based on the seven-day period ending on a particular day. Current yield for a class of shares in the Money Market Fund is computed by calculating the net change in value, exclusive of capital changes, of a hypothetical account having a balance of one share at the beginning of the period, dividing the net change in value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by 365/7, with the resulting yield figure carried to the nearest hundredth of one percent. The net change in value of an account consists of the value of additional shares purchased with dividends from the original share purchase plus dividends declared on both the original share and any such additional shares (not including realized gains or losses and unrealized appreciation or depreciation) less applicable expenses. The Trust also calculates effective yields for each class of the Money Market Fund. Effective yield is calculated in a similar fashion to current yield, except that the base period return is compounded by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result according to the following formula:

    EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1) to the power of 365/7] - 1

   Current and effective yield for the Money Market Fund will fluctuate from time to time, unlike bank deposits or other investments that pay a fixed yield for a stated period of time, and do not provide a basis for determining future yields.

   The yields of the Class A and Class B shares of the Money Market Fund for the seven-day period ended December 31, 2002, are listed below:

                                        Class A Class B
                                        ------- -------
                        Current yield.. 0.7688% 0.3362%
                        Effective yield 0.7717% 0.3669%

   Any performance data quoted for a Fund will represent historical performance and the investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than original cost.

   From time to time the Trust may publish an indication of the Funds' past performance as measured by independent sources such as (but not limited to) Lipper, Inc., Weisenberger Investment Companies Service, Donoghue's Money Fund Report, Barron's, Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Personal Investor, Sylvia Porter's Personal Finance and The Wall Street Journal. The Trust may also advertise information which has been provided to the NASD for publication in regional and local newspapers. In addition, the Trust may from time to time advertise its performance relative to certain indices and benchmark investments, including (a) the Lipper, Inc. Mutual Fund Performance Analysis, Fixed-Income Analysis and Mutual Fund Indices (which measure total return and average current yield for the mutual fund industry and rank mutual fund performance); (b) the CDA Mutual Fund Report published by CDA Investment Technologies, Inc. (which analyzes price, risk and various measures of return for the mutual fund industry); (c) the Consumer Price Index published by the U.S. Bureau of Labor Statistics (which measures changes in the price of goods and services); (d) Stocks, Bonds, Bills and Inflation published by Ibbotson Associates (which provides historical performance figures for stocks, government securities and inflation); (e) the Hambrecht & Quist Growth Stock Index; (f) the NASDAQ OTC Composite Prime Return; (g) the Russell Midcap Index; (h) the Russell 2000 Index-Total Return;
(i) the ValueLine Composite-Price Return; (j) the Wilshire 4600 Index; (k) the Salomon Brothers' World Bond Index (which measures the total return in U.S. dollar terms of government bonds, Eurobonds and foreign bonds of ten countries, with all such bonds having a minimum maturity of five years); (1) the Shearson Lehman Brothers Aggregate Bond Index or its component indices (the Aggregate Bond Index measures the performance of Treasury, U.S. Government agencies, mortgage and Yankee bonds); (m) the S&P Bond indices (which measure yield and price of corporate, municipal and U.S. Government bonds); (n) the J.P. Morgan Global Government Bond Index; (o) Donoghue's Money Market Fund Report (which provides industry averages of 7-day annualized and compounded yields of taxable, tax-free and U.S. Government money market funds); (p) other taxable investments including certificates of deposit, money market deposit accounts, checking accounts, savings accounts, money market mutual funds and repurchase agreements; (q) historical investment data supplied by the research departments of Goldman Sachs, Lehman Brothers, First Boston Corporation, Morgan Stanley (including EAFE "Free"), Salomon Brothers, Merrill Lynch, Donaldson Lufkin and Jenrette or other providers of such data; (r) the FT-Actuaries Europe and Pacific Index; (s) mutual fund performance indices published by Variable Annuity Research & Data Service; and (t) mutual fund performance indices published by Morningstar, Inc. The composition of the investments in such indices and the characteristics of such benchmark investments are not identical to, and in some cases are very different from, those of a Fund's portfolio. These indices and averages are generally unmanaged and the items included in the calculations of such indices and averages may be different from those of the equations used by the Trust to calculate a Fund's performance figures.

   The Trust may from time to time summarize the substance of discussions contained in shareholder reports in advertisements and publish the views as to markets of the Manager, Barclays or Capital Guardian, the rationale for a Fund's investments and discussions of the Fund's current asset allocation.

   From time to time, advertisements or information may include a discussion of certain attributes or benefits to be derived by an investment in a particular Fund. Such advertisements or information may include symbols, headlines or other material which highlight or summarize the information discussed in more detail in the communication.

   Such performance data will be based on historical results and will not be intended to indicate future performance. The total return or yield of a Fund will vary based on market conditions, portfolio expenses, portfolio investments and other factors. The value of a Fund's shares will fluctuate and your shares may be worth more or less than their original cost upon redemption.

PURCHASE AND REDEMPTION OF FUND SHARES

   Purchases of Fund shares are discussed fully in the Prospectus under the heading "Shareholder Information--How to Buy Shares." Redemptions of Fund Shares are discussed fully in the Prospectus under the heading "Shareholder Information--How to Redeem Fund Shares."

   SPECIAL WAIVERS. Class A shares are purchased without a sales charge in the situations specified in the Prospectus. However, in certain specific situations, redemptions of such shares within 12 months of purchase are subject to a contingent deferred sales charge of 0.50% of the lesser of the value of the shares redeemed or the total cost of the shares.

   RIGHTS OF ACCUMULATION. Each Fund offers to all qualifying investors a cumulative discount under which investors are permitted to purchase Class A shares of any Fund at the price applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then current net asset value of the purchaser's holdings of shares of any Fund. Acceptance of the purchase order is subject to confirmation of qualification. The cumulative discount may be amended or terminated at any time as to subsequent purchases.

   SYSTEMATIC WITHDRAWAL PLAN. The Systematic Withdrawal Plan ("SWP") is designed to provide a convenient method of receiving fixed payments at regular intervals from shares deposited by the applicant under the SWP. Periodic checks of $100 or more will be sent to the applicant, or any person designated by him, monthly, quarterly or annually.

   Any income dividends or capital gains distributions on shares under the SWP will be credited to the SWP account on the payment date in full and fractional shares at the net asset value per share in effect on the record date.

   SWP payments are made from the proceeds of the redemption of shares deposited in a SWP account. Redemptions are potentially taxable transactions to shareholders. To the extent that such redemptions for periodic withdrawals exceed dividend income reinvested in the SWP account, such redemptions will reduce and ultimately may exhaust the number of shares deposited in the SWP account. In addition, the amounts received by a shareholder cannot be considered as an actual yield or income on his or her investment because part of such payments may be a return of his or her capital.

   The SWP may be terminated at any time (1) by written notice to the Fund or from the Fund to the shareholder; (2) upon receipt by the Fund of appropriate evidence of the shareholder's death; or (3) when all shares under the SWP have been redeemed.

   SPECIAL REDEMPTIONS. Although it would not normally do so, each Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Board of Trustees of the Trust. When the shareholder sells portfolio securities received in this fashion, he would incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Funds have elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which each Fund is obligated to redeem shares solely in cash up to $500,000 of the applicable Fund during any 90-day period for any one account.

   SUSPENSION OF REDEMPTIONS. A Fund may not suspend a shareholder's right of redemption, or postpone payment for a redemption for more than seven days, unless the NYSE is closed for other than customary weekends or holidays, or trading on the NYSE is restricted, or for any period during which an emergency exists as a result of which (1) disposal by a Fund of securities owned by it is not reasonably practicable, or (2) it is not reasonably practicable for a Fund to fairly determine the value of its assets, or for such other periods as the Commission may permit for the protection of investors.

DISTRIBUTION EXPENSES


   Management Corp. serves as the principal underwriter for the Trust pursuant to a Distribution Agreement which has been approved by the Board of Trustees of the Trust. Management Corp. is a registered broker-dealer and a member of the National Association of Securities Dealers, Inc. ("NASD"). Class A and Class B shares of each Fund will be continuously offered and will be sold by registered representatives of Management Corp., which receives sales charges and distribution plan fees from Class A and Class B shares of each Fund under the Distribution Agreement.



   Management Corp. uses the sales charges and 12b-1 distribution plan fees it collects from each Fund to pay cash and non-cash compensation to its registered representatives for their services. Registered representatives who sell Class A shares receive as direct compensation for their services approximately 75% of the sales charges imposed. Even though Management Corp. receives no upfront sales charge when an investor purchases Class B shares, Management Corp. pays it registered representatives the same amount for selling Class B shares as it pays those persons for selling Class A shares. In the case of Class B shares, Management Corp. finances the commissions payable to its registered representatives by paying commissions when Fund shares are sold and by using future and anticipated contingent deferred sales charges and 12b-1 distribution fees to recoup the initial commission expense.



   In addition to paying commissions directly to its registered representatives for selling Fund shares and for providing other shareholder services, Management Corp. may, in its discretion, pay other cash and non-cash compensation to such persons for their services, including, but not limited to, cash bonuses, prizes, awards and trips. The aggregate amount of direct and indirect compensation paid by Management Corp. to its registered representatives for selling Fund shares may, over short or extended periods of time, exceed the aggregate amount of sales charges and distribution plan fees that Management Corp. receives from the Trust.


   Management Corp. bears all the expenses of providing services pursuant to the Distribution Agreement, including the payment of the expenses relating to the distribution of Prospectuses for sales purposes as well as any advertising or sales literature. The Trust bears the expenses of registering its shares with the Commission and paying the fees required to be paid by state regulatory authorities. The Distribution Agreement continues in effect for two years from initial approval and for successive one-year periods thereafter, provided that each such continuance is specifically approved (i) by vote of a majority of the Board of Trustees of the Trust, including a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party, (as the term interested person is defined in the 1940 Act); or (ii) by the vote of a majority of the outstanding voting securities of a Fund. Management Corp. is not obligated to sell any specific amount of shares of any Fund.

   Management Corp.'s business and mailing address is One State Farm Plaza, Bloomington, Illinois 61710. Management Corp. was organized as a Delaware corporation in November 1996 and is a wholly-owned subsidiary of Auto Company.


   Management Corp., as principal underwriter for the Funds, receives underwriting commissions from the Funds in the form of front-end sales charges and contingent deferred sales charges, and the underwriting commissions paid by the Funds to Management Corp. during the previous three calendar years are reflected in the chart below. Management Corp. sells Fund shares through its registered representatives and does not appoint other brokers or dealers to sell Fund shares. Accordingly, Management Corp. retains 100% of the underwriting commissions received from the Funds.

        Underwriting Commissions Paid by the Funds to Management Corp.,


               the Trust's Distributor and Principal Underwriter



                                                                   Aggregate
                                              Compensation on    Underwriting
                                               Redemption or  Commissions (Front-    Aggregate
                                                Repurchase     End Sales Charges    Underwriting
                                   Front-End    (Contingent     plus Contingent     Commissions
Calendar                             Sales    Deferred Sales    Deferred Sales      Retained by
  Year             Fund             Charges      Charges)          Charges)       Management Corp.
-------- ------------------------- ---------- --------------- ------------------- ----------------
 2000*   Equity Fund..............          0           0                  0                  0
 2001    Equity Fund.............. $  115,857     $ 1,840         $  117,697         $  117,697
 2002    Equity Fund..............    447,959      14,306            462,266            462,266

 2000*   Small Cap Equity Fund....          0           0                  0                  0
 2001    Small Cap Equity Fund....     33,881         367             34,248             34,248
 2002    Small Cap Equity Fund....    172,270       4,227            176,497            176,497

 2000*   International Equity Fund          0           0                  0                  0
 2001    International Equity Fund     22,450         169             22,619             22,619
 2002    International Equity Fund     74,856       2,084             76,940             76,940

 2000*   S&P 500 Index Fund.......          0           0                  0                  0
 2001    S&P 500 Index Fund.......    192,491       3,043            195,534            195,534
 2002    S&P 500 Index Fund.......  1,036,690      29,358          1,066,048          1,066,048

 2000*   Small Cap Index Fund.....          0           0                  0                  0
 2001    Small Cap Index Fund.....     42,560       1,394             43,955             43,955
 2002    Small Cap Index Fund.....    287,769       7,029            294,798            294,798

 2000*   International Index Fund.          0           0                  0                  0
 2001    International Index Fund.     24,810         142             24,951             24,951
 2002    International Index Fund.    102,712       4,056            106,768            106,768

 2000*   Equity and Bond Fund.....          0           0                  0                  0
 2001    Equity and Bond Fund.....    136,606       1,534            138,140            138,140
 2002    Equity and Bond Fund.....    576,106      22,366            598,472            598,472

 2000*   Bond Fund................          0           0                  0                  0
 2001    Bond Fund................     96,161         562             96,723             96,723
 2002    Bond Fund................    653,220      16,737            669,957            669,957

 2000*   Tax Advantaged Bond Fund.          0           0                  0                  0
 2001    Tax Advantaged Bond Fund.     23,689          16             23,705             23,705
 2002    Tax Advantaged Bond Fund.    162,141       1,024            163,165            163,165

 2000*   Money Market Fund........          0           0                  0                  0
 2001    Money Market Fund........        n/a         738                738                738
 2002    Money Market Fund........        n/a         719                719                719

--------

* Because the Funds were not publicly sold until after January 1, 2001, there were no front-end sales charges or contingent deferred sales charges in 2000.



   Other than the compensation described in the table above, Management Corp. received no other compensation, such as brokerage commissions, from the Funds during the calendar year ended December 31, 2002.

DISTRIBUTION PLANS

   State Farm Mutual Fund Trust has adopted separate distribution plans (the "Plans") for Class A and Class B shares of each Fund, in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rule of the NASD regarding asset based sales charges. The Trust has also entered into a Shareholder Services Agreement with Management Corp. for both Class A and Class B shares of each Fund.

CLASS A SHARES

   Pursuant to the Class A Plan, each Fund other than the Money Market Fund will pay Management Corp. 0.25% of the Fund's average daily net assets attributable to Class A shares for its expenditures in financing any activity primarily intended to result in the sale of Fund shares. For the Money Market Fund, the amount is 0.15% of the Fund's average net assets attributable to Class A shares. The expenses of a Fund pursuant to the Class A Plan are accrued on a fiscal year basis. The purpose of the fee is to compensate Management Corp. for its distribution services to the Funds. Management Corp. pays commissions to registered representatives as well as reimbursement of expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution related expenses, including without limitation, the cost necessary to provide distribution-related services, or personnel, travel, office expenses and equipment.

   The Funds also will compensate the Manager under the Shareholder Services Agreement for maintenance and personal service provided to existing Class A shareholders. The expenses of a Fund under the Shareholder Services Agreement are accrued on a fiscal year basis and will equal 0.25% of the Fund's average daily net assets attributable to Class A shares.

CLASS B SHARES

   Pursuant to the Class B Plan, each Fund, other than the Money Market Fund, will pay Management Corp. a fee of 0.65% of the average daily net assets attributable to Class B shares for distribution financing activities. For the Money Market Fund, the amount is 0.55% of the Fund's average daily net asset attributable to Class B shares.

   The purpose of the fee is to compensate Management Corp. for its distribution services to the Funds. Management Corp. pays commissions to registered representatives as well as reimbursement of expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution related expenses, including without limitation, the cost necessary to provide distribution-related services, or personnel, travel, office expenses and equipment.

   The Funds will compensate the Manager under the Shareholder Services Agreement for shareholder account services at the rate of 0.25% of the average daily net assets of the Fund attributable to Class B shares.

GENERAL

   In accordance with the terms of the Plans, Management Corp. will provide to each Fund, for review by the Board of Trustees, a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made. Each quarter, the Board of Trustees will review the level of compensation the Plans provide in considering the continued appropriateness of the Plans.

   The Plans were adopted by a majority vote of the Board of Trustees, including at least a majority of Trustees who are not, and were not at the time they voted, interested persons of the Fund as defined in the 1940 Act and do not and did not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans. In approving the Plans, the Trustees identified and considered a number of potential benefits which the Plans may provide. The Board of Trustees believes that there is a reasonable likelihood that the Plans will benefit each Fund and its current and future shareholders. Under their terms, the Plans remain in effect from year to year, provided such continuance is approved annually by vote of the Board of Trustees in the manner described above. The Plans may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of the Fund affected thereby, and material amendments to the Plans must also be approved by the Board of Trustees in the manner described above. A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the Board of Trustees who are not interested persons of the Fund and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund affected thereby. A Plan will automatically terminate in the event of its assignment (as defined in the 1940 Act).

   The anticipated benefits to the Funds and their shareholders that may result from the Plans are as follows. First, the Plans allow more flexibility to the prospective shareholder in choosing how to pay sales loads, either through Class A or Class B shares. Second, they provide an attractive compensation package for the sales force to sell the Funds which is necessary to attract assets. Third, they provide an incentive for the sales force to provide a higher level of service and compensate them accordingly. This in turn should lead to improved retention and a higher amount of assets, which in turn will benefit all shareholders by lowering costs per share in the future.

   The tables below reflect the 12b-1 payments made by Class A and Class B of the Funds to Management Corp., and the amount of distribution expenses incurred by Management Corp. Under the 12b-1 Distribution Plans, the Funds make 12b-1 payments to Management Corp. only if Management Corp. has incurred distribution expenses. The Funds may make 12b-1 payments to Management Corp. to reimburse Management Corp. for distribution expenses it incurred in prior periods.

                     Payments and Distributions under the
                        Class A 12b-1 Distribution Plan
                               for the Calendar
                         Year Ended December 31, 2002

                                                         Small Cap  International    S&P       Small Cap
                                           Equity Fund  Equity Fund  Equity Fund  Index Fund  Index Fund
                                          ------------- ----------- ------------- ----------  -----------
1)  Payments made by Fund to
      Management Corp. under Rule
      12b-1..............................  $   50,765   $   63,454   $   47,974   $  108,448  $   75,943
                                           ----------   ----------   ----------   ----------  ----------
2)  Distribution Expenses incurred by
      Management Corp.:
          Commissions to Registered
    a)      Representatives..............  $  203,096   $  179,070   $  127,754   $  436,881  $  235,908
    b)    Sales Support Salaries/Benefits  $  294,408   $  259,579   $  185,192   $  633,302  $  341,972
    c)    Preparation & Mailing of:
             Advertising Costs...........  $  (11,829)  $  (10,430)  $   (7,441)  $  (25,446) $  (13,740)
             Marketing Costs.............  $  196,081   $  172,884   $  123,341   $  421,791  $  227,760
             Prospectus Costs............  $       --   $       --   $       --   $       --  $       --
                                           ----------   ----------   ----------   ----------  ----------
3)  Total Distribution Expenses..........  $  681,755   $  601,104   $  428,846   $1,466,528  $  791,899
                                           ----------   ----------   ----------   ----------  ----------
4)  Excess of Total Distribution Expenses
      over payments made by Fund under
      Rule 12b-1.........................  $  630,991   $  537,650   $  380,872   $1,358,080  $  715,956
                                           ==========   ==========   ==========   ==========  ==========
5)  Cumulative Excess of Total
      Distribution Expenses over
      payments made by Fund under
      Rule12b-1..........................  $1,838,821   $1,895,884   $1,476,266   $2,781,782  $2,203,838
                                           ==========   ==========   ==========   ==========  ==========

                                          International  Equity &                  Tax Adv.      Money
                                           Index Fund    Bond Fund    Bond Fund   Bond Fund   Market Fund
                                          ------------- ----------- ------------- ----------  -----------
1)  Payments made by Fund to
      Management Corp. under Rule
      12b-1..............................  $   49,757   $   96,683   $   84,186   $   84,874  $   30,036
                                           ----------   ----------   ----------   ----------  ----------
2)  Distribution Expenses incurred by
      Management Corp.:
          Commissions to Registered
    a)      Representatives..............  $  135,721   $  337,859   $  387,905   $  303,265  $  251,555
    b)    Sales Support Salaries/Benefits  $  196,741   $  489,760   $  562,308   $  439,613  $  364,654
    c)    Preparation & Mailing of:......
             Advertising Costs...........  $   (7,905)  $  (19,678)  $  (22,593)  $  (17,663) $  (14,651)
             Marketing Costs.............  $  131,033   $  326,189   $  374,507   $  292,790  $  242,866
             Prospectus Costs............  $       --   $       --   $       --   $       --  $       --
                                           ----------   ----------   ----------   ----------  ----------
3)  Total Distribution Expenses..........  $  455,591   $1,134,130   $1,302,127   $1,108,006  $  844,423
                                           ----------   ----------   ----------   ----------  ----------
4)  Excess of Total Distribution Expenses
      over payments made by Fund under
      Rule 12b-1.........................  $  405,834   $1,037,447   $1,217,941   $  933,131  $  814,387
5)  Cumulative Excess of Total
      Distribution Expenses over
      payments made by Fund under
      Ruel 12b-1.........................  $1,575,792   $1,460,678   $2,492,000   $2,379,661  $1,151,454
                                           ==========   ==========   ==========   ==========  ==========

                     Payments and Distributions under the
                        Class B 12b-1 Distribution Plan
                          for the Calender Year Ended
                               December 31, 2002

                                                                 Small Cap  International      S&P        Small Cap
                                                   EquityFund   Equity Fund  Equity Fund    Index Fund   Index Fund
                                                  ------------- ----------- ------------- -------------- -----------
1)...... Payments made by Fund to
           Management Corp. under Rule
           12b-1.................................  $   85,693   $  147,837   $  120,446     $  197,338   $  173,327
                                                   ----------   ----------   ----------     ----------   ----------
2)...... Distribution Expenses incurred by
           Management Corp.:
         a)       Commissions to Registered
                    Representatives..............  $   90,638   $  118,314   $   97,411     $  214,207   $  149,708
         b)       Sales Support Salaries/Benefits  $  163,434   $  213,337   $  175,645     $  386,246   $  269,945
         c)       Preparation & Mailing of:
                     Advertising Costs...........  $   (6,567)  $   (8,572)  $   (7,057)    $  (15,519)  $  (10,846)
                     Marketing Costs.............  $  108,850   $  142,086   $  116,983     $  257,247   $  179,788
                     Prospectus Costs............  $       --   $       --   $       --     $       --   $       --
                                                   ----------   ----------   ----------     ----------   ----------
3)...... Total Distribution Expenses.............  $  356,355   $  465,165   $  382,981     $  842,181   $  588,595
                                                   ----------   ----------   ----------     ----------   ----------
4)...... Excess of Total Distribution Expenses
           over payments made by Fund under
           Rule 12b-1............................  $  270,662   $  317,328   $  262,535     $  644,843   $  415,268
5)...... Cumulative Excess of Total Distribution
           Expenses over payments made by
           Fund under Rule 12b-1.................  $1,419,240   $1,629,792   $1,386,441     $1,911,429   $1,853,796
                                                   ==========   ==========   ==========     ==========   ==========

                                                  International  Equity &                 Tax Advantaged    Money
                                                   Index Fund    Bond Fund    Bond Fund     Bond Fund    Market Fund
                                                  ------------- ----------- ------------- -------------- -----------
1)...... Payments made by Fund to
           Management Corp. under Rule
           12b-1.................................  $  125,829   $  189,480   $  147,681     $  189,661   $   29,024
                                                   ----------   ----------   ----------     ----------   ----------
2)       Distribution Expenses incurred by
           Management Corp.:
         a)...... Commissions to Registered
                    Representatives..............  $  104,423   $  185,872   $  175,181     $  178,727   $1,344,722
         b)...... Sales Support Salaries/Benefits  $  187,964   $  335,152   $  315,876     $  322,269   $   54,853
         c)       Preparation & Mailing of:
                     Advertising Costs...........  $   (7,552)  $  (13,464)  $  (12,692)    $   12,949)  $    2,204)
                     Marketing Costs.............  $  125,188   $  223,218   $  210,379     $  214,637   $   36,533
                     Prospectus Costs............  $       --   $       --   $       --     $       --   $       --
                                                   ----------   ----------   ----------     ----------   ----------
3)...... Total Distribution Expenses.............  $  409,842   $  730,775   $  688,746     $  702,685   $  119,602
                                                   ----------   ----------   ----------     ----------   ----------
4)...... Excess of Total Distribution Expenses
           over payments made by Fund under
           Rule 12b-1............................  $  284,013   $  541,295   $  541,065     $  513,023   $   90,578
5)...... Cumulative Excess of Total
           Distribution Expenses over payments
           made by Fund under Rule 12b-1.........  $1,475,791   $  775,957   $1,836,780     $1,971,119   $  365,853
                                                   ==========   ==========   ==========     ==========   ==========

OTHER SERVICE PROVIDERS

CUSTODIANS

   JPMorgan Chase Bank, North American Insurance Securities Services, 3 Chase MetroTech Center, 6th Floor, Brooklyn, New York 11245 ("JPMorgan Chase"), acts as custodian of the assets of each Fund, except the Equity Index Funds and the International Equity Fund. Investors Bank and Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116 ("IBT"), is the Trust's custodian for the Equity Index Funds and the International Equity Fund.

   JPMorgan Chase and IBT (the "custodians") may hold securities of the Funds in amounts sufficient to cover put and call options written on futures contracts in a segregated account by transferring (upon the Trust's instructions) assets from a Fund's general (regular) custody account. The custodians also will hold certain assets of certain of the Funds or Master Portfolios constituting margin deposits with respect to financial futures contracts at the disposal of FCMs through which such transactions are effected. The Manager performs fund accounting services, including the valuation of portfolio securities and the calculation of net asset value, for each Fund other than the International Equity Fund and the International Index Fund. IBT performs fund accounting services for these Funds.

TRANSFER AGENT

   The Transfer Agent Agreements between the Trust and the Manager appoints the Manager as the Funds' transfer agent and dividend disbursing agent. Under the terms of the agreement, the Manager: (1) prepares and mails transaction confirmations, annual records of investments and tax information statements;
(2) effects transfers of Fund shares; (3) prepares annual shareowner meeting lists; (4) prepares, mails and tabulates proxies; (5) mails shareowner reports; and (6) disburses dividend and capital gains distributions. These services are performed by the Manager at a fee determined by the Board of Trustees to be reasonable in relation to the services provided and no less favorable to the Funds than would have been available from a third party.

   IBT acts as transfer agent and dividend disbursing agent for the Master Portfolios.

INDEPENDENT AUDITORS

   The Funds' independent auditors are Ernst & Young LLP, 233 South Wacker Drive, Chicago, Illinois 60606. The firm audits each Fund's annual financial statements, reviews certain regulatory reports and each Fund's federal income tax returns, and performs other professional accounting, auditing, tax and advisory services when engaged to do so by the Audit Committee of the Trust.

TAXES

GENERAL TAX INFORMATION

   The Trust intends for each Fund to qualify as a regulated investment company under the Subchapter M of the Code. If a Fund qualifies as a regulated investment company and distributes substantially all of its net income and gains to its shareholders (which the Funds intend to do), then under the provisions of Subchapter M, that Fund should have little or no income taxable to it under the Code.

   Each Fund must meet several requirements to maintain its status as a regulated investment company. These requirements include the following: (1) at least 90% of the Fund's gross income must be derived from dividends, interest, payments with respect to securities loans and gains from the sale or disposition of securities or foreign currencies; and (2) at the close of each quarter of the Fund taxable year, (a) at least 50% of the value of the Fund's total assets must consist of cash, U.S. Government securities, securities of other regulated investment companies and other securities, such that no more than 5% of the value of the Fund consists of such other securities of any one issuer and the Fund must not hold more than 10% of the outstanding voting stock of any such issuer, and (b) the Fund must not invest more than 25% of the value of its total assets in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies) or two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses.

   In order to maintain the qualification of a Fund's status as a regulated investment company, the Trust may, in its business judgment, restrict a Fund's ability to invest in certain financial instruments. For the same reason, the Trust may, in its business judgment, require a Fund to maintain or dispose of an investment in certain types of financial instruments beyond the time when it might otherwise be advantageous to do so.

   Each Fund will be subject to a 4% non-deductible federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirement. The Funds intend under normal circumstances to avoid liability for such tax by satisfying such distribution requirements.

   If a Fund acquires stock in certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), that Fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election would require the applicable Fund to recognize taxable income or gain without the concurrent receipt of cash. Any Fund that is permitted to acquire stock in foreign corporations may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

   Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain foreign currency futures and options, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to a Fund's investment in stock or securities, possibly including speculative currency positions or currency derivatives not used for hedging purposes, could under future Treasury regulations produce income not among the types of "qualifying income" from which the Fund must derive at least 90% of its annual gross income.

   Some Funds may be subject to withholding and other taxes imposed by foreign countries with respect to their investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. For the International Equity Fund and International Index Fund, if more than 50% of the Fund's assets at year-end consists of the debt and equity securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder's ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not receive a full credit or deduction for the amount of such taxes. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes. The Funds, other than the International Equity Fund and the International Index Fund, anticipate that they generally will not qualify to pass such foreign taxes and any associated tax deductions or credits through to their shareholders, who therefore generally will not report such amounts on their tax returns.

   For Federal income tax purposes, each Fund is permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they would not result in federal income tax liability to the applicable Fund and would not be distributed as such to shareholders.

   Investment in debt obligations that are at risk or in default presents special tax issues for any Fund that may hold such obligations. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by any Fund that may hold such obligations in order to reduce the risk of distributing insufficient income to preserve its status as a regulated investment company and avoid becoming subject to federal income or excise tax.

   Limitations imposed by the Code on regulated investment companies like the Funds may restrict a Fund's ability to enter into futures, options, and forward transactions.

   Certain options, futures and forward foreign currency transactions undertaken by a Fund may cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated and affect the character as long-term or short-term (or, in the case of certain currency forwards, options and futures, as ordinary income or loss) and timing of some capital gains and losses realized by the Fund. Also, certain of a Fund's losses on its transactions involving options, futures or forward contracts and/or offsetting portfolio positions may be deferred rather than being taken into account currently in calculating the Fund's taxable income. Certain of the applicable tax rules may be modified if a Fund is eligible and chooses to make one or more of certain tax elections that may be available. These transactions may therefore affect the amount, timing and character of a Fund's distributions to shareholders. The Funds will take into account the special tax rules (including consideration of available elections) applicable to options, futures or forward contracts in order to minimize any potential adverse tax consequences.

   Distributions from a Fund's current or accumulated earnings and profits ("E&P"), as computed for federal income tax purposes, will be taxable as described in the Fund's prospectus whether taken in shares or in cash. Distributions, if any, in excess of E&P will constitute a return of capital, which will first reduce an investor's tax basis in a Fund's shares and thereafter (after such basis is reduced to zero) will generally give rise to capital gains. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distributions in cash, divided by the number of shares received.

   At the time of an investor's purchase of shares of a Fund, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

   Upon a redemption of shares of a Fund (including by exercise of the exchange privilege), a shareholder may realize a taxable gain or loss depending upon his basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term, depending upon that shareholder's tax holding period for the shares. A sales charge paid in purchasing shares of a Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of the Fund are subsequently acquired without payment of a sales charge pursuant to the increase in the shareholder's tax basis in the shares subsequently acquired. Also, any loss realized on a redemption or exchange will be disallowed to the extent the shares disposed of are replaced with shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to an election to reinvest dividends of capital gain distributions automatically. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares.

   For purposes of the dividends received deduction available to corporations, dividends received by a Fund, if any, from U.S. domestic corporations in respect of the stock of such corporations held by the Fund, for federal income tax purposes, for at least 46 days (91 days in the case of certain preferred stock) and distributed and designated by the Fund may be treated as qualifying dividends. Corporate shareholders must meet the minimum holding period requirement stated above (46 or 91 days) with respect to their shares of the applicable Fund in order to qualify for the deduction and, if they borrow to acquire such shares, may be denied a portion of the dividends received deduction. The entire qualifying dividend, including the otherwise deductible amount, will be included in determining the excess (if any) of a corporate shareholder's adjusted current earnings over its alternative minimum taxable income, which may increase its alternative minimum tax liability. Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its basis in its shares may be reduced, for federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares, for the purpose of computing its gain or loss on redemption or other disposition of the shares.

   Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to shareholder accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

   The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies, and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of the shares of a Fund may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Funds in their particular circumstances.

   Non-U.S. investors not engaged in a U.S. trade or business with which their investment in a Fund is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to non-resident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from a Fund and, unless an effective IRS Form W-8 (or equivalent form) or authorized substitute is on file, to 31% backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in any Fund. The Funds do not generally accept investments by non-U.S. investors.

   TAX ADVANTAGED BOND FUND. The Tax Advantaged Bond Fund will be qualified to pay exempt-interest dividends to its shareholders only if, at the close of each quarter of the Fund's taxable year, at least 50% of the total value of the Fund's assets consists of obligations the interest on which is exempt from federal income tax. Distributions that the Fund properly designates as exempt-interest dividends are treated by shareholders as interest excludable from their gross income for federal income tax purposes but may be taxable for federal alternative minimum tax purposes and for state and local purposes. Because the Fund intends to be qualified to pay exempt-interest dividends, the Fund may be limited in its ability to enter into taxable transactions involving forward commitments, repurchase agreements, financial futures, and options contracts on financial futures, tax-exempt bond indices, and other assets.

   The Fund uses the "average annual" method to determine the designated percentage of dividends that qualifies as tax-exempt income. This designation is made annually in January. The percentage of a particular dividend that is designated as tax-exempt income may be substantially different from the percentage of the Fund's income that was tax-exempt during the period from which the distribution was made.

   Exempt-interest dividends are exempt from regular federal income tax, but they may affect the tax liabilities of taxpayers who are subject to the AMT. Exempt-interest dividends are also includible in the modified income of shareholders who receive Social Security benefits for purposes of determining the extent to which such benefits may be taxable.

   Part or all of the interest on indebtedness, if any, incurred or continued by a shareholder to purchase or carry shares of the Tax Advantaged Bond Fund is not deductible. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of the Fund's total distributions (not including distributions from net long-term capital gains) paid to the shareholder that are exempt-interest dividends. Under rules used by the Internal Revenue Service for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of the shares.

   In general, exempt-interest dividends, if any, attributable to interest received on certain private activity obligations and certain industrial development bonds will not be tax-exempt to any shareholders who are "substantial users" of the facilities financed by such obligations or bonds or who are "related persons" of such substantial users.

   If a shareholder sells shares at a loss within six months of purchase, any loss will be disallowed for Federal income tax purposes to the extent of any exempt-interest dividends received on such shares.

   STATE AND LOCAL. Each Fund may be subject to state or local taxes in jurisdictions in which such Fund may be deemed to be doing business. In addition, in those states or localities which have income tax laws, the treatment of such Fund and its shareholders under such laws may differ from their treatment under federal income tax laws, and investment in such Fund may have different tax consequences for shareholders than would direct investment in such Fund's portfolio securities. Shareholders should consult their own tax advisers concerning these matters.

CODES OF ETHICS

   The Manager intends that: all of its activities function exclusively for the benefit of the owners or beneficiaries of the assets it manages; assets under management or knowledge as to current or prospective transactions in managed assets are not utilized for personal advantage or for the advantage of anyone other than the owners or beneficiaries of those assets; persons associated with the Manager and the Trust avoid situations involving actual or potential conflicts of interest with the owners or beneficiaries of managed assets; and situations appearing to involve actual or potential conflicts of interest or impairment of objectivity are avoided whenever doing so does not run counter to the interests of the owners or beneficiaries of the managed assets. The Board of Trustees of the Trust has adopted a Code of Ethics which imposes certain prohibitions, restrictions, preclearance requirements and reporting rules on the personal securities transactions of subscribers to the Code, who include the Trust's officers and Trustees and the employees of the Manager. Barclays and Capital Guardian have adopted similar Codes of Ethics relating to their employees, and the Board of Trustees of the Trust has adopted Barclays and Capital Guardian's Code of Ethics insofar as it relates to their respective employees' activities in connection with the Trust. The Board of Trustees believes that the provisions of its Code of Ethics and Barclays' and Capital Guardian's Code of Ethics are reasonably designed to prevent subscribers from engaging in conduct that violates these principles.

SHARES

   The Trust was organized as a business trust pursuant to the laws of the State of Delaware on June 8, 2000. The Trust is authorized to issue an unlimited number of shares of beneficial interest in the Trust, all without par value. Shares are divided into and may be issued in a designated series representing beneficial interests in one of the Trust's Funds. There are currently ten series of shares.

   Each share of a series issued and outstanding is entitled to participate equally in dividends and distributions declared by such series and, upon liquidation or dissolution, in net assets allocated to such series remaining after satisfaction of outstanding liabilities. The shares of each series, when issued, will be fully paid and non-assessable and have no preemptive or conversion rights.

   As of April 1, 2003, Auto Company, One State Farm Plaza, Bloomington Illinois 61710, owned the following percentages of Fund shares. Such shares are held for investment purposes:

                                             Class A Class B
                                             ------- -------
                   Equity Fund..............  18.02%  33.76%
                   Small Cap Equity Fund....  54.80%  77.92%
                   International Equity Fund  72.99%  89.52%
                   S&P 500 Index Fund.......  15.62%  35.89%
                   Small Cap Index Fund.....  48.12%  70.80%
                   International Index Fund.  67.48%  84.15%
                   Equity and Bond Fund.....  39.36%  58.61%
                   Bond Fund................  25.36%  46.59%
                   Tax Advantaged Bond Fund.  59.49%  89.21%
                   Money Market Fund........  10.50%  92.79%

   As the owner of these shares, Auto Company controls certain of the Funds. As the controlling shareholder of certain of these Funds, Auto Company can elect trustees or take any other shareholder action permitted by the Trust's Declaration of Trust and Bylaws.

   The amount of each Fund's equity securities owned by trustees and officers of the Trust as a group is less than 1%.

   The Master Portfolios are series of the Master Fund, an open-end, series management investment company organized as Delaware business trust. The Master Fund was organized October 21, 1993. The Master Fund currently consists of twelve series, including the Master Portfolios.

VOTING RIGHTS

   Each share (including fractional shares) is entitled to one vote for each dollar of net asset value represented by that share on all matters to which the holder of that share is entitled to vote. Only shares representing interests in a particular Fund will be entitled to vote on matters affecting only that Fund. The shares do not have cumulative voting rights. Accordingly, owners having shares representing more than 50% of the assets of the Trust voting for the election of Trustees could elect all of the Trustees of the Trust if they choose to do so, and in such event, shareowners having voting interests in the remaining shares would not be able to elect any Trustees.

   Matters requiring separate shareholder voting by Fund shall have been effectively acted upon with respect to any Fund if a majority of the outstanding voting interests of that Fund vote for approval of the matter, notwithstanding that: (1) the matter has not been approved by a majority of the outstanding voting interests of any other Fund; or (2) the matter has not been approved by a majority of the outstanding voting interests of the Trust.

   In a situation where an Equity Index Fund does not receive instruction from certain of its shareholders on how to vote the corresponding shares of a Master Portfolio, such Equity Index Fund will vote such shares in the same proportion as the shares of which the Equity Index Fund does receive voting instructions.

FINANCIAL STATEMENTS

   The audited financial statements for the Trust for the fiscal year ended December 31, 2002, the notes thereto and the report of Ernst & Young LLP thereon are incorporated herein by reference from the Trust's annual report to shareholders.

                                  APPENDIX A

                          DESCRIPTION OF BOND RATINGS

   A rating of a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Manager and Capital Guardian believe that the quality of debt securities in which a Fund invests should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the ratings services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

   The following is a description of the characteristics of ratings used by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P").

                              RATINGS BY MOODY'S

   Aaa--Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. Although the various protective elements are likely to change, such changes are not likely to impair the fundamentally strong position of such bonds.

   Aa--Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa bonds.

   A--Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

   Baa--Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Ba--Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

   B--Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   Caa--Bonds rated Caa are of poor standing. Such bonds may be in default or there may be present elements of danger with respect to principal or interest.

   Ca--Bonds rated Ca represent obligations which are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

   C--Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

   Conditional Ratings. The designation "Con." followed by a rating indicated bonds for which the security depends upon the completion of some act or the fulfillment of some condition. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

   Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa 1, A 1, Baa 1, Ba 1, and B 1.

MUNICIPAL NOTES:

   MIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

   MIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

   MIG 3. This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less established.

COMMERCIAL PAPER:

   Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

                           Prime-1 Highest Quality
                           Prime-2 Higher Quality
                           Prime-3 High Quality

   If an issuer represents to Moody's that its commercial paper obligations are supported by the credit of another entity or entities, Moody's, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments, or other entities, but only as one factor in the total rating assessment.

                                  S&P RATINGS

   AAA--Bonds rated AAA have the highest rating. Capacity to pay principal and interest is extremely strong.

   AA--Bonds rated AA have a very strong capacity to pay principal and interest and differ from AAA bonds only in small degree.

   A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

   BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this capacity than for bonds in higher rated categories.

   BB--B--CCC--CC--Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation among such bonds and CC the highest degree of speculation. Although such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

   C--The rating C is reserved for income bonds on which no interest is being paid.

   In order to provide more detailed indications of credit quality, S&P's bond letter ratings described above (except for AAA category) may be modified by the addition of a plus or a minus sign to show relative standing within the rating category.

   Provisional Ratings. The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, although addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon the failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

MUNICIPAL NOTES:

   SP-1. Notes rated SP-1 have very strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are designated SP-1+.

   SP-2. Notes rated SP-2 have satisfactory capacity to pay principal and interest.

   Notes due in three years or less normally receive a note rating. Notes maturing beyond three years normally receive a bond rating, although the following criteria are used in making that assessment:

    -- Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be rated as a note).

    -- Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be rated as a note).

COMMERCIAL PAPER:

   A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2 and 3 to indicate the relative degree of safety.

   A-1. This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are designated A-1+.

   L:\Securities\Moore\WPWIN\mutufund\Prospectuses\Retail\2003 Post-effective
Amendments\A-B SAI dated May 1, 2003 blacklined to show differences from May 1, 2002 SAI.doc

                         STATE FARM MUTUAL FUND TRUST

                            STATE FARM EQUITY FUND
                       STATE FARM SMALL CAP EQUITY FUND
                     STATE FARM INTERNATIONAL EQUITY FUND
                         STATE FARM S&P 500 INDEX FUND
                        STATE FARM SMALL CAP INDEX FUND
                      STATE FARM INTERNATIONAL INDEX FUND
                        STATE FARM EQUITY AND BOND FUND
                             STATE FARM BOND FUND
                      STATE FARM TAX ADVANTAGED BOND FUND
                         STATE FARM MONEY MARKET FUND

                            Three State Farm Plaza
                       Bloomington, Illinois 61791-0001
                                (800) 447-4930

                      STATEMENT OF ADDITIONAL INFORMATION
                             INSTITUTIONAL SHARES

                 May 1, 2003 and as supplemented July 28, 2003


   This Statement of Additional Information (SAI) is not a prospectus but provides information that you should read in conjunction with the State Farm Mutual Fund Trust prospectus (the "Prospectus") dated the same date as this SAI. The audited financial statements for State Farm Mutual Fund Trust for the period ended December 31, 2002 are incorporated into this SAI by reference from the Trust's annual report to shareholders. You may obtain a copy of the Prospectus or the annual report at no charge by writing or telephoning State Farm Mutual Fund Trust at the address or telephone number shown above.

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                               TABLE OF CONTENTS

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INFORMATION ABOUT THE FUNDS...............................................................................   1
INVESTMENT OBJECTIVES.....................................................................................   1
INVESTMENT TECHNIQUES AND RISKS...........................................................................   1
       Equity Securities..................................................................................   2
       Debt Securities....................................................................................   2
       Convertible Securities.............................................................................   3
       U.S. Government Securities.........................................................................   3
       Investment Companies and Exchange-Traded Funds.....................................................   4
       Floating-and Variable-Rate Obligations.............................................................   5
       Letters of Credit..................................................................................   6
       Foreign Securities.................................................................................   6
       Emerging Markets...................................................................................   7
       Currency Exchange Transactions.....................................................................   8
       Forward Contracts..................................................................................   8
       Foreign Currency Futures Contracts.................................................................   9
       Stock Index Futures and Options On Stock Index Futures Contracts...................................  11
       Interest Rate Futures Contracts and Related Options................................................  12
       Warrants...........................................................................................  14
       Municipal Bonds....................................................................................  14
       Mortgage-Backed Securities.........................................................................  15
       Asset-Backed Securities............................................................................  16
       Mortgage Dollar Rolls..............................................................................  17
       Money Market Fund..................................................................................  17
       Foreign Money Market Instruments...................................................................  18
       Cash and Cash Equivalents..........................................................................  18
       Repurchase Agreements..............................................................................  18
       Privately Issued Securities........................................................................  19
       Forward Commitments, When-Issued And Delayed Delivery Securities...................................  19
       Loans Of Portfolio Securities......................................................................  19
       Defensive Investments..............................................................................  20
INVESTMENT POLICIES AND RESTRICTIONS......................................................................  20
       Fundamental Restrictions...........................................................................  20
       Non-Fundamental Restrictions.......................................................................  22
       Operating Policies of the S&P 500 Index Master Portfolio, International Index Master Portfolio
         and the Russell 2000 Master Portfolio............................................................  23
MORE ABOUT THE EQUITY INDEX FUNDS.........................................................................  24
       Master/Feeder Structure............................................................................  24
       Selection of Investments for the Master Portfolio..................................................  25
       Tracking Error.....................................................................................  26
       Relationship With the Index Providers..............................................................  26
       Standard & Poor's..................................................................................  26
       Russell 2000.......................................................................................  27
       EAFE Index.........................................................................................  27
TRUSTEES AND OFFICERS.....................................................................................  28
INVESTMENT ADVISORY AGREEMENTS............................................................................  38
       Between the Trust and the Manager..................................................................  38
       Between Barclays and the Master Portfolios.........................................................  42
       Between the Manager and Capital Guardian...........................................................  42
SECURITIES ACTIVITIES OF THE MANAGER, CAPITAL GUARDIAN AND BARCLAYS.......................................  43
PORTFOLIO TRANSACTIONS AND BROKERAGE......................................................................  44
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       The Equity Fund, Equity and Bond Fund, Bond Fund, Tax Advantaged Bond Fund and Money
         Market Fund............................................................................  44
       Equity Index Funds.......................................................................  45
       Small Cap Equity Fund and International Equity Fund......................................  45
PORTFOLIO TURNOVER..............................................................................  46
DETERMINATION OF NET ASSET VALUE................................................................  46
PERFORMANCE INFORMATION.........................................................................  48
PURCHASE AND REDEMPTION OF FUND SHARES..........................................................  54
DISTRIBUTION EXPENSES...........................................................................  55
OTHER SERVICE PROVIDERS.........................................................................  57
       Custodians...............................................................................  57
       Transfer Agent...........................................................................  57
       Independent Auditors.....................................................................  57
TAXES...........................................................................................  57
       General Tax Information..................................................................  57
CODE OF ETHICS..................................................................................  61
SHARES..........................................................................................  62
       Voting Rights............................................................................  62
FINANCIAL STATEMENTS............................................................................  63
APPENDIX A: DESCRIPTION OF BOND RATINGS.........................................................  64
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

INFORMATION ABOUT THE FUNDS

   State Farm Mutual Fund Trust ("the "Trust") is an open-end management investment company organized as a business trust under the laws of the State of Delaware on June 8, 2000. The Trust consists of fifteen separate funds, each of which has its own investment objective, investment policies, restrictions and risks (each a "Fund," and collectively, the "Funds"). This SAI relates to ten of the Trust's fifteen funds, specifically State Farm Equity Fund, State Farm Small Cap Equity Fund, State Farm International Equity Fund, State Farm S&P 500 Index Fund, State Farm Small Cap Index Fund, State Farm International Index Fund, State Farm Equity and Bond Fund, State Farm Bond Fund, State Farm Tax Advantaged Bond Fund, and State Farm Money Market Fund (each a "Fund," and collectively, the "Funds"). The Trust's other five funds are offered pursuant to other offering documents. From time to time the Trust may establish new funds pursuant to other offering documents.

   The Trust issues a separate series of shares of beneficial interest for each Fund representing fractional undivided interests in that Fund. As described in the section of the Prospectus entitled "Dividends, Distributions and Taxes," when you invest in a Fund you become entitled to a pro-rata share of all dividends and distributions arising from the net income and capital gains on investments of that Fund. Likewise, you share pro-rata in any losses of that Fund. Each Fund offers three classes of shares: Class A, Class B and Institutional Shares. This SAI relates to Institutional Shares.

   Three of the Funds--State Farm S&P 500 Index Fund, State Farm Small Cap Index Fund and State Farm International Index Fund (together, the "Equity Index Funds")--seek to achieve their respective investment objectives by investing all of their assets in the S&P 500 Index Master Portfolio, Russell 2000 Index Master Portfolio and International Index Master Portfolio (each a "Master Portfolio"), respectively, each of which is a series of Master Investment Portfolio (the "Master Fund"), an open-end, management investment company. Each Master Portfolio has substantially the same investment objective as the corresponding Equity Index Fund. Any Equity Index Fund may withdraw its investment in a corresponding Master Portfolio at any time if the Board of Trustees of the Trust determines that such action is in the best interests of the respective Equity Index Fund and its shareholders. Upon such withdrawal, the Board of Trustees would consider alternative investments, including investing all of an Equity Index Fund's assets in another investment company with the same investment objective as the Equity Index Fund or hiring an investment adviser to manage the Equity Index Fund's assets in accordance with the investment policies and restrictions described in the Trust's prospectus and this Statement of Additional Information.

   Each Fund (including the Equity Index Funds through their investment in the Master Portfolios, and the Equity and Bond Fund through its investment in the Equity Fund and the Bond Fund) is "diversified" as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"). State Farm Investment Management Corp. (the "Manager") is the investment adviser to each of the Funds.

INVESTMENT OBJECTIVES

   The investment objective of each Fund is set forth and described in the Prospectus. The investment objective of each Fund may be changed by the Board of Trustees of the Trust without the approval of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of each Fund. Should the investment objective of any Fund change, the Trust will provide investors with thirty days' prior notice of the change.

INVESTMENT TECHNIQUES AND RISKS

   In addition to the investment objective of each Fund, the policies and certain techniques by which the Funds pursue their objectives are generally set forth in the Prospectus. This section is intended to augment the explanation set forth in the Prospectus.

   To the extent set forth in this SAI, each Equity Index Fund through its investment in a corresponding Master Portfolio may invest in the securities described below. To avoid the need to refer to both the Equity Index Funds and the Master Portfolio in every instance, the following sections generally refer to the Funds or Equity Index Funds only.

EQUITY SECURITIES

   Each of the Equity Fund, Small Cap Equity Fund, International Equity Fund, Equity and Bond Fund (through the Equity Fund), and Equity Index Funds invest in common stocks, which represent an equity interest (ownership) in a business. This ownership interest often gives these Funds the right to vote on measures affecting the company's organization and operations. These Funds also invest in other types of equity securities, including preferred stocks and securities convertible into common stocks (discussed below). Over time, common stocks historically have provided superior long-term capital growth potential. However, stock prices may decline over short or even extended periods. Stock markets tend to move in cycles, with periods of rising stock prices and periods of falling stock prices. As a result, these Funds should be considered long-term investments, designed to provide the best results when held for several years or more. These Funds may not be suitable investments if you have a short-term investment horizon or are uncomfortable with an investment whose value is likely to vary substantially.

   The Small Cap Equity Fund's and the Small Cap Index Fund's investments in smaller capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. For example, smaller companies often have limited product lines, markets, or financial resources, may be dependent for management on one or a few key persons, and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts, and may be subject to wider price swings, thus creating a greater chance of loss than securities of larger capitalization companies. In addition, transaction costs in stocks of smaller capitalization companies may be higher than those of larger capitalization companies.

   Because the Small Cap Equity Fund and Small Cap Index Fund emphasize the stocks of issuers with smaller market capitalizations, each can be expected to have more difficulty obtaining information about the issuers or valuing or disposing of its securities than it would if it were to concentrate on more widely held stocks.

DEBT SECURITIES

   Under normal circumstances, the Bond Fund, Equity and Bond Fund (through its investment in the Bond Fund) and Tax Advantaged Bond Fund may invest in debt securities of corporate and governmental issuers, including "investment grade" securities (securities within the four highest grades (AAA/Aaa to BBB/Baa) assigned by Moody's Investor Services, Inc. ("Moody's") or Standard and Poor's Corporation ("S&P")) and lower-rated securities (securities rated BB or lower by S&P or Ba or lower by Moody's, commonly called "junk bonds"), and securities that are not rated, but are of comparable quality. See APPENDIX A for a Description of Bond Ratings.

   The risks inherent in debt securities depend primarily on the term and quality of the obligations in a Fund's portfolio as well as on market conditions. In general, a decline in the prevailing levels of interest rates generally increases the value of debt securities, while an increase in rates usually reduces the value of those securities.

   Investment in lower grade securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt the market for such securities and adversely affect the value of such securities. In addition, such securities are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in making their principal and interest payments.

   In addition, lower grade securities may be less marketable than higher-quality debt securities because the market for them is less broad. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and ask prices is likely to increase significantly, and a Fund may have greater difficulty selling its portfolio securities. Adverse publicity and investor perceptions may negatively affect the market value and liquidity of these securities.

   The S&P 500 Index Fund may purchase debt securities that are not rated if, in the opinion of Barclays Global Fund Advisors ("Barclays"), the investment adviser for the S&P 500 Index Master Portfolio, such obligation is of investment quality comparable to other rated investments that are permitted to be purchased by the S&P 500 Index Fund. After purchase by the S&P 500 Index Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the S&P 500 Index Fund. Neither event will require a sale of such security by the S&P 500 Index Fund, provided that the amount of such securities held by the S&P 500 Index Fund does not exceed 5% of the S&P 500 Index Fund's net assets. To the extent the ratings given by Moody's or may change as a result of changes in such organizations or their rating systems, the S&P 500 Index Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectus and in this Statement of Additional Information.

   The S&P 500 Index Fund is not required to sell downgraded securities, and it could hold up to 5% of its net assets in debt securities rated below "Baa" by Moody's or below "BBB" by S&P or if unrated, low quality (below investment grade) securities.

CONVERTIBLE SECURITIES

   The Bond Fund may invest up to 20% of its total assets in convertible securities. Convertible securities may include corporate notes or preferred stock, but are ordinarily a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock.

   Convertible securities generally rank senior to common stocks in an issuer's capital structure and may entail less risk of declines in market value than the issuer's common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security. In evaluating a convertible security, the Manager usually gives primary emphasis to the attractiveness of the underlying common stock.

U.S. GOVERNMENT SECURITIES

   Each of the Funds may purchase securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities ("U.S. Government Securities"). Some U.S. Government Securities, such as Treasury bills, notes and bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others, such as obligations issued or guaranteed by U.S. Government agencies, authorities or instrumentalities are supported either by (a) the full faith and credit of the U.S. Government (such as securities of the Small Business

Administration), (b) the right of the issuer to borrow from the Treasury (such as securities of the Federal Home Loan Banks), (c) the discretionary authority of the U.S. Government to purchase the agency's obligations (such as securities of the Federal National Mortgage Association), or (d) only the credit of the issuer. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, authorities or instrumentalities in the future. Accordingly, securities issued by an agency are subject to default, and are also subject to interest rate and prepayment risks.

   U.S. Government Securities may also include zero coupon securities. Zero coupon securities are issued and traded at a discount and do not entitle the holder to any periodic payments of interest prior to maturity, and, for this reason, may trade at a deep discount from their face or par value and may be subject to greater fluctuations in market value than ordinary debt obligations of comparable maturity. With zero coupon securities there are no cash distributions to reinvest, so investors bear no reinvestment risk if they hold the zero coupon securities to maturity; holders of zero coupon securities, however, forego the possibility of reinvesting at a higher yield than the rate paid on the originally issued security. With zero coupon securities there is no reinvestment risk on the principal amount of the investment. When held to maturity, the entire return from such instruments is determined by the difference between such instrument's purchase price and its value at maturity.

   Securities guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities are considered to include (a) securities for which the payment of principal and interest is backed by a guarantee of, or an irrevocable letter of credit issued by, the U.S. Government, its agencies, authorities or instrumentalities and (b) participation in loans made to foreign governments or their agencies that are so guaranteed. The secondary market for certain of these participations is limited. Such participations may therefore be regarded as illiquid.

INVESTMENT COMPANIES AND EXCHANGE TRADED FUNDS

   Each Equity Index Fund may invest in securities issued by other open-end and closed end, management investment companies, including investment companies that are affiliated with the Master Fund and its advisor, Barclays, to the extent permitted under the 1940 Act. As a general matter, under the 1940 Act, investment in such securities is limited to: (i) 3% of the outstanding voting stock of any one investment company, (ii) 5% of an Equity Index Fund's total assets with respect to any one investment company and (iii) 10% of an Equity Index Fund's total assets with respect to all such companies in the aggregate. The Master Fund in which the Equity Index Funds invest has obtained permission from the SEC (via exemptive order) to invest any cash balances that have not been otherwise invested in portfolio securities, and money received as collateral through securities lending activities in certain affiliated money market funds, including those of the Master Fund, Barclays Global Investors Funds, iShares Trust and iShares, Inc., which comply with Rule 2a-7 under the 1940 Act. Investments in the securities of other investment companies generally will involve duplication of advisory fees and certain other expenses.

   The Equity Index Funds may purchase shares of exchange traded funds ("ETFs"). Typically, an Equity Index Fund would purchase ETF shares for the same reason it would purchase (and as an alternative to purchasing) futures contracts--to obtain relatively low-cost exposure to the stock market while maintaining flexibility to meet the liquidity needs of the Equity Index Fund. ETF shares enjoy several advantages over futures. Depending on the market, the holding period, and other factors, ETF shares can be less costly than futures. In addition, ETF shares can be purchased for smaller sums and offer exposure to market sectors and styles for which there is no suitable or liquid futures contract. The Equity Index Funds may invest a small portion of their assets in shares of ETFs that are advised by Barclays. Barclays will receive investment advisory fees at both the Equity Index Fund level and the ETF level for investments by an Equity Index Fund in shares of an ETF advised by Barclays. Because most ETFs are investment companies, an Equity Index Fund's purchases of ETF shares generally are subject to the 3/5/10% limitations described above.

   An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate within a wide range, and an Equity Index Fund could lose money investing in an ETF if the prices of the stocks owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF's shares may trade at a discount to their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

FLOATING- AND VARIABLE-RATE OBLIGATIONS

   The Equity Index Funds may purchase floating- and variable-rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of thirteen months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding thirteen months. Variable rate demand notes include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and the Equity Index Fund may invest in obligations which are not so rated only if Barclays determines that, at the time of investment, the obligations are of comparable quality to the other obligations in which the Equity Index Fund may invest. Barclays, on behalf of each Equity Index Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in each Equity Index Fund's portfolio. The Equity Index Fund will not invest more than 10% of the value of its total net assets in floating- or variable-rate demand obligations whose demand feature is not exercisable within seven days. Such obligations may be treated as liquid, provided that an active secondary market exists.

   The Tax Advantaged Bond Fund may purchase variable rate demand notes, which are obligations containing a floating or variable interest rate adjustment formula and which are subject to a right of demand for payment of the principal balance plus accrued interest either at any time or at specified intervals. The interest rate on a variable rate demand note may be based on a known lending rate, such as bank's prime rate, and may be adjusted when such rate changes, or the interest rate may be a market rate that is adjusted at specified intervals. The adjustment formula attempts to maintain the value of the variable rate demand note at approximately the par value of such note at the adjustment date.

   In addition, the Tax Advantaged Bond Fund may invest in inverse floaters. An inverse floater is a floating rate debt instrument, the interest rate on which resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage inherent in inverse floaters is associated with greater volatility in market value, such that, during periods of rising interest rates, the market values of inverse floaters will tend to decrease more rapidly than those of fixed rate securities. In addition, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed illiquid securities for purposes of the Fund's limitations on investment in such securities.

LETTERS OF CREDIT

   Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper and other short-term obligations) which the S&P 500 Index Fund may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Letters of credit are not federally insured instruments. Only banks, savings and loan associations and insurance companies which, in the opinion of Barclays, are of comparable quality to issuers of other permitted investments of the S&P 500 Index Fund may be used for letter of credit-backed investments. However, such banks may be unable to honor the letter of credit.

FOREIGN SECURITIES

   Each of Equity Fund, Small Cap Equity Fund, Equity and Bond Fund (through its investment in the Equity Fund), International Equity Fund and International Index Fund invest in foreign securities not publicly traded in the United States. Each of these may invest in foreign securities directly or in the form of American Depositary Receipts ("ADRs"), Canadian Depositary Receipts ("CDRs"), European Depositary Receipts ("EDRs"), International Depositary Receipts ("IDRs") and Global Depositary Receipts ("GDRs") or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. Bank or trust company and traded on a U.S. stock exchange, and CDRs are receipts typically issued by a Canadian bank or trust company that evidence ownership of underlying foreign securities. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored ADR. EDRs and IDRs are receipts typically issued by European banks and trust companies, and GDRs are receipts issued by either a U.S. or non-U.S. banking institution, that evidence ownership of the underlying foreign securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and IDRs in bearer form are designed primarily for use in Europe.

   With respect to portfolio securities that are issued by foreign issuers or denominated in foreign currencies, the investment performance of a Fund is affected by the strength or weakness of the U.S. dollar against those currencies. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a yen-denominated stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the yen-denominated stock will fall.

   Shareowners should understand and consider carefully the risks involved in foreign investing. Investments in foreign securities are generally denominated in foreign currencies and involve certain considerations comprising both risk and opportunity not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back into the United States; the inability of a Fund to convert foreign currency into U.S. dollars, which would cause the Fund continued exposure to fluctuating exchange rates; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing, and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility; possible imposition of foreign taxes; possible investment in securities of companies in developing as well as developed countries; and sometimes less advantageous legal, operational, and financial protections applicable to foreign sub-custodial arrangements.

   Although the Funds try to invest in companies of countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other political, social or diplomatic developments that could adversely affect investment in these countries.

   EMERGING MARKETS. Investments in emerging markets securities include special risks in addition to those generally associated with foreign investing. Many investments in emerging markets can be considered speculative, and the value of those investments can be more volatile than in more developed foreign markets. This difference reflects the greater uncertainties of investing in less established markets and economies. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have not kept pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of a Fund's assets is uninvested and no return is earned thereon. The inability to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to a Fund due to subsequent declines in the value of those securities or, if a Fund has entered into a contract to sell a security, in possible liability to the purchaser. Costs associated with transactions in emerging markets securities are typically higher than costs associated with transactions in U.S. securities. Such transactions also involve additional costs for the purchase or sale of foreign currency.

   Certain foreign markets (including emerging markets) may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A Fund could be adversely affected by delays in, or a refusal to grant, required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

   The risk also exists that an emergency situation may arise in one or more emerging markets. As a result, trading of securities may cease or may be substantially curtailed and prices for a Fund's securities in such markets may not be readily available. A Fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the U.S. Securities and Exchange Commission (the "Commission"). Accordingly, if a Fund believes that appropriate circumstances exist, it will promptly apply to the Commission for a determination that such an emergency is present. During the period commencing from a Fund's identification of such condition until the date of Commission action, that Fund's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Board of Trustees of the Trust or the Board of Trustees of the Master Fund.

   Income from securities held by a Fund could be reduced by taxes withheld from that income, or other taxes that may be imposed by the emerging market countries in which the Fund invests. Net asset value of a Fund may also be affected by changes in the rates or methods of taxation applicable to the Fund or to entities in which the Fund has invested. Many emerging markets have experienced substantial rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, certain emerging market countries have imposed wage and price controls. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

   Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest or principal on debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

   Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through ownership or control of many companies. The future actions of those governments could have a significant effect on economic conditions in emerging markets, which, in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in a Fund's portfolio. Expropriation, confiscatory taxation, nationalization, political, economic and social instability have occurred throughout the history of certain emerging market countries and could adversely affect Fund assets should any of those conditions recur.

   CURRENCY EXCHANGE TRANSACTIONS. The Funds may enter into currency exchange transactions either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market, through a forward currency exchange contract ("forward contract") or through foreign currency futures contracts.

   FORWARD CONTRACTS. A forward contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign dealers or broker-dealers, are not traded on an exchange and are usually for less than one year, but may be longer or renewed.

   Forward currency transactions may involve currencies of the different countries in which a Fund may invest, and serve as hedges against possible variations in the exchange rate between these currencies. A currency transaction for a Fund is limited to transaction hedging and portfolio hedging involving either specific transactions or actual or anticipated portfolio positions. Transaction hedging is the purchase or sale of a forward contract with respect to specific receivables or payables of a Fund accruing in connection with the purchase or sale of portfolio securities. Portfolio hedging is the use of a forward contract with respect to an actual or anticipated portfolio security position denominated or quoted in a particular currency. When a Fund owns or anticipates owning securities in countries whose currencies are linked, the Fund may aggregate such positions as to the currency hedged.

   If a Fund enters into a forward contract hedging an anticipated or actual holding of portfolio securities, liquid assets of the Fund, having a value at least as great as the amount of the excess, if any, of the Fund's commitment under the forward contract over the value of the portfolio position being hedged, will be segregated on the books of the Fund and held by the Fund's custodian and marked to market daily, while the contract is outstanding.

   At the maturity of a forward contract to deliver a particular currency, a Fund may sell the portfolio security related to such contract and make delivery of the currency received from the sale, or it may retain the security and either purchase the currency on the spot market or terminate its contractual obligation to deliver the currency by entering into an offsetting contract with the same currency trader for the purchase on the same maturity date of the same amount of the currency.

   It is impossible to forecast precisely the market value of a portfolio security being hedged with a forward currency contract. Accordingly, at the maturity of a contract it may be necessary for a Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency the Fund is obligated to deliver under the forward contract and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if the sale proceeds exceed the amount of currency the Fund is obligated to deliver.

   If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. If forward prices decline during the period between entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. If forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force it to cover its commitments for purchase or sale of currency, if any, at the current market price.

   FOREIGN CURRENCY FUTURES CONTRACTS. A foreign currency futures contract is an agreement between two parties for the future delivery of a specified currency at a specified time and at a specified price. The International Index Fund will engage in foreign currency futures contracts. A "sale" of a futures contract means the contractual obligation to deliver the currency at a specified price on a specified date, or to make the cash settlement called for by the contract. Futures contracts have been designed by exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a brokerage firm, known as a futures commission merchant (an "FCM"), which is a member of the relevant contract market. Futures contracts trade on these markets, and the exchanges, through their clearing organizations, guarantee that the contracts will be performed as between the clearing members of the exchange. Barclays, on a consistent basis, uses the following FCMs on behalf of the Trust: UBS Warburg LLC, Stamford, CT, J.P. Morgan Futures Inc., New York, New York, Morgan Stanley & Co. Incorporated, New York, New York, Merrill Lynch Futures Inc., San Francisco, CA, Lehman Brothers Inc., New York, New York, Salomon Smith Barney Inc., New York, New York, Goldman Sachs & Co. Futures Services, New York, New York, Carr Futures Inc., Chicago, Illinois, Deutsche Bank Securities Inc., New York, New York.

   While futures contracts based on currencies do provide for the delivery and acceptance of a particular currency, such deliveries and acceptances are very seldom made. Generally, a futures contract is terminated by entering into an offsetting transaction. The International Index Fund will incur brokerage fees when it purchases and sells futures contracts. At the time such a purchase or sale is made, the International Index Fund must provide cash or money market securities as a deposit known as "margin." The initial deposit required will vary, but may be as low as 2% or less of a contract's face value. Daily thereafter, the futures contract is valued through a process known as "marking to market," and the International Index Fund may receive or be required to pay "variation margin" as the futures contract becomes more or less valuable.

   To hedge its portfolio and to protect it against possible variations in foreign exchange rates pending the settlement of securities transactions, the International Index Fund may buy or sell currency futures contracts. If a fall in exchange rates for a particular currency is anticipated, the International Index Fund may sell a currency futures contract as a hedge. If it is anticipated that exchange rates will rise, the International Index Fund may purchase a currency futures contract to protect against an increase in the price of securities denominated in a particular currency the International Index Fund intends to purchase. These futures contracts will be used only as a hedge against anticipated currency rate changes.

   The effective use of futures strategies depends on, among other things, the International Index Fund's ability to terminate futures positions at times when Barclays deems it desirable to do so. Although the International Index Fund will not enter into a futures position unless Barclays believes that a liquid secondary market exists for such future, there is no assurance that the International Index Fund will be able to effect closing transactions at any particular time or at an acceptable price. The International Index Fund generally expects that its futures transactions will be conducted on recognized U.S. and foreign securities and commodity exchanges.

   Futures markets can be highly volatile and transactions of this type carry a high risk of loss. Moreover, a relatively small adverse market movement with respect to these transactions may result not only in loss of the original investment but also in unquantifiable further loss exceeding any margin deposited.

   The use of futures involves the risk of imperfect correlation between movements in futures prices and movements in the price of currencies which are the subject of the hedge. The successful use of futures strategies also depends on the ability of Barclays to correctly forecast interest rate movements, currency rate movements and general stock market price movements.

   The International Index Fund's ability effectively to hedge currency risk through transactions in foreign currency futures depends on the degree to which movements in the value of the currency underlying such hedging instrument correlate with movements in the value of the relevant securities held by the International Index Fund. If the values of the securities being hedged do not move in the same amount or direction as the underlying currency, the hedging strategy for the International Index Fund might not be successful and the International Index Fund could sustain losses on its hedging transactions which would not be offset by gains on its portfolio. It is also possible that there may be a negative correlation between the currency underlying a futures contract and the portfolio securities being hedged, which could result in losses both on the hedging transaction and the portfolio securities. In such instances, the International Index Fund's overall return could be less than if the hedging transactions had not been undertaken.

   Under certain extreme market conditions, it is possible that the International Index Fund will not be able to establish hedging positions, or that any hedging strategy adopted will be insufficient to completely protect the International Index Fund.

   The International Index Fund will purchase or sell futures contracts only if, in Barclays' judgment, there is expected to be a sufficient degree of correlation between movements in the value of such instruments and changes in the value of the relevant portion of the International Index Fund's portfolio for the hedge to be effective. There can be no assurance that Barclays' judgment will be accurate.

   The ordinary spreads between prices in the cash and futures markets, due to differences in the natures of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. This could require the International Index Fund to post additional cash or cash equivalents as the value of the position fluctuates. Further, rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market may be lacking. Prior to exercise or expiration, a futures position may be terminated only by entering into a closing purchase or sale transaction, which requires a secondary market on the exchange on which the position was originally established. While the International Index Fund will establish a futures position only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular futures contract at any specific time. In such event, it may not be possible to close out a position held by the International Index Fund, which could require the International Index Fund to purchase or sell the instrument underlying the position, make or receive a cash settlement, or meet ongoing variation margin requirements. The inability to close out futures positions also could have an adverse impact on the International Index Fund's ability effectively to hedge its securities, or the relevant portion thereof.

   The liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by the exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day and prohibit trading beyond such limits once they have been reached. The trading of futures contracts also is subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of the brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

   Each contract market on which futures contracts are traded has established a number of limitations governing the maximum number of positions which may be held by a trader, whether acting alone or in concert with others. Barclays does not believe that these trading and position limits will have an adverse impact on the hedging strategies regarding the International Index Fund's investments.

   Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Hedging transactions preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that it is not able to contract to sell the currency at a price above the devaluation level it anticipates.

   The cost to the International Index Fund engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period and prevailing market conditions. Since currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

STOCK INDEX FUTURES AND OPTIONS ON STOCK INDEX FUTURES CONTRACTS

   The Equity Index Funds may invest in stock index futures and options on stock index futures as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. For stock indexes that are permitted investments, the Equity Index Funds intend to purchase and sell futures contracts on the index for which it can obtain the best price with consideration also given to liquidity. The Equity Index Funds may purchase call and put options on stock index futures contracts of the type which the particular Equity Index Fund is authorized to enter into. Each Equity Index Fund may invest in such options for the purpose of closing out a futures position that has become illiquid.

   Options on futures contracts are traded on exchanges that are licensed and regulated by the CFTC. A call option on a futures contract gives the purchaser the right in return for the premium paid (but not the obligation), to purchase a futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right (but not the obligation), in return for the premium paid, to sell a futures contract (assume a "short" position), for a specified exercise price, at any time before the option expires.

   Unlike entering into a futures contract itself, purchasing options on futures contracts allows a buyer to decline to exercise the option, thereby avoiding any loss beyond forgoing the purchase price (or "premium") paid for the options. Whether an Equity Index Fund enters into a stock index futures contract, on the one hand, or an option contract on a stock index futures contract, on the other, will depend on all the circumstances, including the particular objective to be achieved and the relative costs, liquidity, availability and capital requirements of such futures and options contracts. Each Equity Index Fund will consider the relative risks involved, which may be quite different. These factors, among others, will be considered in light of market conditions.

   The use of stock index futures contracts and options on such futures contracts may entail the following risks. First, although such instruments when used by a Equity Index Fund are intended to correlate with portfolio securities, in many cases the futures contracts or options on futures contracts used may be based on stock indices, the components of which are not identical to the portfolio securities owned or intended to be acquired by the Equity Index Fund. Second, due to supply and demand imbalances and other market factors, the price movements of stock index futures contracts and options thereon may not necessarily correspond exactly to the price movements of the stock indices on which such instruments are based. Accordingly, there is a risk that transactions in those instruments will not in fact offset the impact on the Equity Index Fund of adverse market developments in the manner or to the extent contemplated or that such transactions will result in losses which are not offset by gains with respect to corresponding portfolio securities owned or to be purchased by that Equity Index Fund. Futures contracts and options are standardized and traded on exchanges, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the primary credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts are also subject to market risk (I.E., exposure to adverse price changes).

   To some extent, these risks can be minimized by careful management of these strategies. For example, where price movements in a futures contract are expected to be less volatile than price movements in the related portfolio securities owned or intended to be acquired by an Equity Index Fund, the Equity Index Fund may compensate for this difference by using an amount of futures contracts which is greater than the amount of such portfolio securities. Similarly, where the price movement of a futures contract is anticipated to be more volatile, an Equity Index Fund may use an amount of such contracts which is smaller than the amount of portfolio securities to which such contracts relate.

   The risk that the hedging technique used will not actually or entirely offset an adverse change in the value of an Equity Index Fund's securities is particularly relevant to futures contracts. An Equity Index Fund, in entering into a futures purchase contract, potentially could lose any or all of the contract's settlement price. In addition, because stock index futures contracts require delivery at a future date of an amount of cash equal to a multiple of the difference between the value of a specified stock index on that date and the settlement price, an algebraic relationship exists between any price movement in the underlying index and the potential cost of settlement to an Equity Index Fund. A small increase or decrease in the value of the underlying index can, therefore, result in a much greater increase or decrease in the cost to the Equity Index Fund.

   Although the Equity Index Funds intend to establish positions in these instruments only when there appears to be an active market, there is no assurance that a liquid market for such instruments will exist when it seeks to "close out" (I.E., terminate) a particular stock index futures contract position. Trading in such instruments could be interrupted, for example, because of a lack of either buyers or sellers. In addition, the futures exchanges may suspend trading after the price of such instruments has risen or fallen more than the maximum amount specified by the exchange.

   An Equity Index Fund may be able, by adjusting investment strategy in the cash or other contract markets, to offset to some extent any adverse effects of being unable to liquidate a futures position. Nevertheless, in some cases, an Equity Index Fund may experience losses as a result of such inability. Therefore it may have to liquidate other more advantageous investments to meet its cash needs.

   FCMs or brokers in certain circumstances will have access to an Equity Index Fund assets posted as margin in connection with transactions in stock index futures contracts and options, as permitted under the 1940 Act. An Equity Index Fund will use only FCMs or brokers in whom it has full confidence. Barclays will adopt certain procedures and limitations to reduce the risk of loss of any Equity Index Fund assets which such FCM's or brokers hold or have access. Nevertheless, in the event of a FCM's or broker's insolvency or bankruptcy, it is possible that a Fund could experience a delay or incur costs in recovering such assets or might recover less than the full amount due. Also the value of such assets could decline by the time the Equity Index Fund could effect such recovery.

   The success of any Equity Index Fund in using these techniques depends, among other things, on the ability of Barclays to predict the direction and volatility of price movements in the futures markets as well as the securities markets and on its ability to select the proper type, time, and duration of futures contracts. There can be no assurance that these techniques will produce their intended results. In any event, Barclays will use stock index futures contracts and options thereon only when it believes the overall effect is to reduce, rather than increase, the risks to which the Equity Index Fund is exposed.

INTEREST RATE FUTURES CONTRACTS AND RELATED OPTIONS

   The Bond Fund, Tax Advantaged Bond Fund and the Equity and Bond Fund (through the Bond Fund) may invest in interest rate futures contracts and options on such contracts that are traded on a domestic exchange or board of trade. Such investments may be made by a Fund solely for the purpose of hedging against changes in the value of its portfolio securities due to anticipated changes in interest rates and market conditions, and not for purposes of speculation. A public market exists for interest rate futures contracts covering a number of debt securities, including long-term U.S. Treasury Bonds, ten-year U.S. Treasury Notes, three-month U.S. Treasury

Bills, Eurobonds, and three-month domestic bank certificates of deposit. Other financial futures contracts may be developed and traded. The purpose of the acquisition or sale of an interest rate futures contract by a Fund, as the holder of municipal or other debt securities, is to protect the Fund from fluctuations in interest rates on securities without actually buying or selling such securities.

   Unlike the purchase or sale of a security, no consideration is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 10% of the contract amount (this amount is subject to change by the board of trade on which the contract is traded and members of such board of trade may charge a higher amount). This amount is known as initial margin and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming that all contractual obligations have been satisfied. Subsequent payments, known as variation margin, to and from the broker, will be made on a daily basis as the price of the index fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as marking-to-market. At any time prior to the expiration of the contract, a Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the futures contract.

   A Fund may not purchase or sell futures contracts or purchase options on futures contracts if, immediately thereafter, more than one-third of its net assets would be hedged, or the sum of the amount of margin deposits on the Fund's existing futures contracts and premiums paid for options would exceed 5% of the value of the Fund's total assets. When a Fund enters into futures contracts to purchase an index or debt security or purchase call options, an amount of cash or appropriate liquid securities equal to the notional market value of the underlying contract will be segregated to cover the positions, thereby ensuring that the use of the contract is unleveraged.

   Although a Fund will enter into futures contracts only if an active market exists for such contracts, there can be no assurance that an active market will exist for the contract at any particular time. Most domestic futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, it will not be possible to close a futures position and, in the event of adverse price movements, a Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. As described above, however, there is no guarantee the price of municipal bonds or of other debt securities will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

   If a Fund has hedged against the possibility of an increase in interest rates that would adversely affect the value of municipal bonds or other debt securities held in its portfolio, and rates decrease instead, the Fund will lose part or all of the benefit of the increased value of the securities it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the decline in interest rates. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

   In addition, the ability of a Fund to trade in futures contracts and options on futures contracts may be materially limited by the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to a regulated investment company. See "Taxes" below.

   A Fund may purchase put and call options on interest rate futures contracts which are traded on a domestic exchange or board of trade as a hedge against changes in interest rates, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee such closing transactions can be effected.

   Options on futures contracts, as contrasted with the direct investment in such contracts, give the purchaser the right, in return for the premium paid, to assume a position in futures contracts at a specified exercise price at any time prior to the expiration date of the options. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contracts. The potential loss related to the purchase of an option on interest rate futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of a Fund.

   There are several risks in connection with the use of interest rate futures contracts and options on such futures contracts as hedging devices. Successful use of these derivative securities by a Fund is subject to the Manager's ability to predict correctly the direction of movements in interest rates. Such predictions involve skills and techniques which may be different from those involved in the management of a long-term bond portfolio. There can be no assurance that there will be a correlation between price movements in interest rate futures, or related options, on the one hand, and price movements in the debt securities which are the subject of the hedge, on the other hand. Positions in futures contracts and options on futures contracts may be closed out only on an exchange or board of trade that provides an active market; therefore, there can be no assurance that a liquid market will exist for the contract or the option at any particular time. Consequently, a Fund may realize a loss on a futures contract that is not offset by an increase in the price of the debt securities being hedged or may not be able to close a futures position in the event of adverse price movements. Any income earned from transactions in futures contracts and options on futures contracts will be taxable. Accordingly, it is anticipated that such investments will be made only in unusual circumstances, such as when the Manager anticipates an extreme change in interest rates or market conditions.

   See additional risk disclosure above under "Stock Index Futures Contracts and Options on Stock Index Futures Contracts."

WARRANTS

   The Small Cap Equity Fund, International Equity Fund, Bond Fund, Equity and Bond Fund (through its investment in the Bond Fund) and Equity Index Funds may invest in warrants or rights (other than those acquired in units or attached to other securities), which entitle the purchaser to buy equity securities at a specific price for a specific period of time. Warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. The Bond Fund may retain up to 10% of the value of its total assets in common stocks acquired by the exercise of warrants attached to debt securities.

MUNICIPAL BONDS

   The Tax Advantaged Bond Fund invests primarily in a diversified selection of municipal bonds (as defined in the Prospectus). The Tax Advantaged Bond Fund may hold bonds with maturities of one to thirty years, although a majority of the Fund's investments are in municipal bonds with maturities longer than five years.

   The obligations of municipal bond issuers are subject to the laws of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress, state legislatures or referenda extending the time of payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal and interest on its municipal obligations may be materially affected.

   The Tax Advantaged Bond Fund may purchase and/or hold advance refunded bonds, which are a unique type of municipal bond. From time-to-time, a municipal bond issuer may choose to advance refund some or all of its outstanding debt by issuing new bonds ("refunding bonds"). The proceeds of the refunding bonds are then used to effectively pay off the outstanding debt ("refunded bonds") of the issuer. Legal or contractual constraints, however, may prevent the issuer from immediately and directly paying off the refunded bonds in full. As a result, the issuer may use the proceeds of the refunding bonds and/or other available funds to purchase securities that will mature in times and amounts sufficient to pay the principal, interest and any call premium on the refunded bonds, depositing these securities in an escrow account established with an independent escrow trustee. The refunded bonds are then typically fully secured by the monies and investments deposited in the escrow account and the issuer will not have any future monetary obligation with respect to the refunded bondholders provided that the escrow account if adequately funded. A municipal bond issuer's ability to advance refund outstanding debt is subject to federal tax laws governing advance refunding.

   The Tax Advantaged Bond Fund will invest the assets not invested in municipal bonds in interest-bearing demand notes, bank savings accounts, high grade money market securities, U.S. treasury securities, or in shares of taxable or tax-exempt money market mutual funds. Money market securities include short-term obligations of the U.S. government and its agencies and instrumentalities and other money market instruments such as domestic bank certificates of deposit, bankers' acceptances and corporate commercial paper rated in the highest grade. From time to time, the Fund may invest more than 20% of its assets in money market securities. In the alternative, the Fund may hold such assets as cash for defensive reasons in anticipation of a decline in the market values of debt securities, or pending the investment of proceeds from the sale of Fund shares or from the sale of portfolio securities, or in order to have highly liquid securities available to meet possible redemptions.

MORTGAGE-BACKED SECURITIES

   The Bond Fund and Equity and Bond Fund (through its investment in the Bond
Fund) may purchase mortgage-backed securities. Mortgage-backed securities represent interests in pools of mortgages. The underlying mortgages normally have similar interest rates, maturities and other terms. Mortgages may have fixed or adjustable interest rates. Interests in pools of adjustable rate mortgages are known as ARMs. Mortgage-backed securities come in a variety of forms. Many have extremely complicated terms. The simplest form of mortgage-backed securities is a "pass-through certificate." Holders of pass-through certificates receive a pro rata share of the payments from the underlying mortgages. Holders also receive a pro rata share of any prepayments, so they assume all the prepayment risk of the underlying mortgages.

   Collateralized mortgage obligations (CMOs) are complicated instruments that allocate payments and prepayments from an underlying pass-through certificate among holders of different classes of mortgage-backed securities. This creates different prepayment and market risks for each CMO class.

   In addition, CMOs may allocate interest payments to one class (IOs) and principal payments to another class (POs). POs increase in value when prepayment rates increase. In contrast, IOs decrease in value when prepayments increase, because the underlying mortgages generate less interest payments. However, IOs prices tend to increase when interest rates rise (and prepayments fall), making IOs a useful hedge against market risk.

   Generally, homeowners have the option to prepay their mortgages at any time without penalty. Homeowners frequently refinance high rate mortgages when mortgage rates fall. This results in the prepayment of mortgage-backed securities, which deprives holders of the securities of the higher yields. Conversely, when mortgage rates increase, prepayments due to refinancings decline. This extends the life of mortgage-backed securities with lower yields. As a result, increases in prepayments of premium mortgage-backed securities, or decreases in prepayments of discount mortgage-backed securities, may reduce their yield and price.

   This relationship between interest rates and mortgage prepayments makes the price of mortgage-backed securities more volatile than most other types of fixed income securities with comparable credit risks. Mortgage-backed securities tend to pay higher yields to compensate for this volatility.

   CMOs may include planned amortization classes (PACs) and targeted amortization classes (TACs). PACs and TACs are issued with companion classes. PACs and TACs receive principal payments and prepayments at a specified rate. The companion classes receive principal payments and any prepayments in excess of this rate. In addition, PACs will receive the companion classes' share of principal payments if necessary to cover a shortfall in the prepayment rate. This helps PACs and TACs to control prepayment risk by increasing the risk to their companion classes.

   Another variant allocates interest payments between two classes of CMOs. One class (Floaters) receives a share of interest payments based upon a market index such as London-Inter Bank Offering Rate ("LIBOR"). The other class (Inverse Floaters) receives any remaining interest payments from the underlying mortgages. Floater classes receive more interest (and Inverse Floater classes receive correspondingly less interest) as interest rates rise. This shifts prepayment and market risks from the Floater to the Inverse Floater class, reducing the price volatility of Floater class and increasing the price volatility of the Inverse Floater class.

   CMOs must allocate all payments received from the underlying mortgages to some class. To capture any unallocated payments, CMOs generally have an accrual
(Z) class. Z classes do not receive any payments from the underlying mortgages until all other CMO classes have been paid off. Once this happens, holders of Z class CMOs receive all payments and prepayments. Similarly, real estate mortgage investment conduits (REMICs) (offerings of multiple class mortgage backed securities which qualify and elect treatment as such under provisions of the Code) have residual interests that receive any mortgage payments not allocated to another REMIC class.

   The degree of increased or decreased prepayment risk depends upon the structure of the CMOs. Z classes, IOs, POs, and Inverse Floaters are among the most volatile investment grade fixed income securities currently traded in the United States. However, the actual returns on any type of mortgage backed security depends upon the performance of the underlying pool of mortgages, which no one can predict and will vary among pools.

ASSET-BACKED SECURITIES

   The Bond Fund and Equity and Bond Fund (through its investment in the Bond
Fund) may purchase asset-backed securities, which represent direct or indirect participations in, or are secured by and payable from, assets other than mortgage-backed assets such as installment loan contracts, leases of various types of real and personal property, motor vehicle installment sales contracts and receivables from revolving credit (credit card) agreements. In accordance with guidelines established by the Board of Trustees, asset-backed securities may be considered illiquid securities and, therefore, may be subject to a Fund's 15% (10% with respect to the Money Market Fund) limitation on such investments. Asset-backed securities, including adjustable rate asset-backed securities, have yield characteristics similar to those of mortgage-backed securities and, accordingly, are subject to many of the same risks, including prepayment risk.

   Assets are securitized through the use of trusts and special purpose corporations that issue securities that are often backed by a pool of assets representing the obligations of a number of different parties. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution. Asset-backed securities do not always have the benefit of a security interest in collateral comparable to the security interests associated with mortgage-backed securities. As a result, the risk that recovery on repossessed collateral might be unavailable or inadequate to support payments on asset-backed securities is greater for asset-backed securities than for mortgage-backed securities. In addition, because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of an interest rate or economic cycle has not been tested.

MORTGAGE DOLLAR ROLLS

   The Bond Fund and the Equity and Bond Fund (through its investment in the Bond Fund) may enter into mortgage dollar roll transactions in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. Realized gains and losses are deferred until the ultimate sale of the security (without repurchase).

MONEY MARKET FUND

   The Money Market Fund invests only in instruments denominated in U.S. dollars that the Manager, under the supervision of the Trust's Board of Trustees, determines present minimal credit risk and are, at the time of acquisition, either:

      1. rated in one of the two highest rating categories for short-term debt obligations assigned by at least two nationally recognized statistical rating organizations (NRSROs) (i.e., S&P and Moody's), or by only one NRSRO if only one NRSRO has issued a rating with respect to the instrument (requisite NRSROs); or

      2. in the case of an unrated instrument, determined by the Manager, under the supervision of the Trust's Board of Trustees, to be of comparable quality to the instruments described in paragraph 1 above; or

      3. issued by an issuer that has received a rating of the type described in paragraph 1 above on other securities that are comparable in priority and security to the instrument.

   Pursuant to Rule 2a-7 under the 1940 Act, securities which are rated (or that have been issued by an issuer that has been rated with respect to a class of short-term debt obligations, or any security within that class, comparable in priority and quality with such security) in the highest short-term rating category by at least two NRSROs are designated "First Tier Securities." Securities rated in the top two short-term rating categories by at least two NRSROs, but which are not rated in the highest short term category by at least two NRSROs, are designated "Second Tier Securities." See APPENDIX A for a description of the ratings used by NRSROs.

   Pursuant to Rule 2a-7 under the 1940 Act, the Money Market Fund may not invest more than 5% of its assets taken at amortized cost in the securities of any one issuer (except the U.S. Government, including repurchase agreements collateralized by U.S. Government Securities (discussed above)). The Fund may, however, invest more than 5% of its assets in the First Tier Securities of a single issuer for a period of up to three business days after the purchase thereof, although the Fund may not make more than one such investment at any time.

   Further, the Money Market Fund will not invest more than the greater of (i) 1% of its total assets; or (ii) one million dollars in the securities of a single issuer that were Second Tier Securities when acquired by the Fund. In addition, the Fund may not invest more than 5% of its total assets in securities which were Second Tier Securities when acquired.

   The foregoing policies are more restrictive than the fundamental investment restriction number 2b (set forth below) applicable to the Money Market Fund, which would give the Fund the ability to invest, with respect to 25% of its assets, more than 5% of its assets in any one issuer. The Fund will operate in accordance with these policies to comply with Rule 2a-7.

FOREIGN MONEY MARKET INSTRUMENTS

   Each of the Funds that invest in foreign securities may also invest up to 25% of its assets in foreign money market instruments. Foreign money market instruments include Eurodollar Certificates of Deposit (ECDs), Yankee dollar Certificates of Deposit (YCDs) and Eurodollar Time Deposits (ETDs), which are all U.S. dollar denominated certificates of deposit. ECDs are issued by, and ETDs are deposits of, foreign banks or foreign branches of U.S. banks. YCDs are issued in the U.S. by branches and agencies of foreign banks. Europaper is dollar-denominated commercial paper and other short-term notes issued in the U.S. by foreign issuers.

   ECDs, ETDs, YCDs, and Europaper have many of the same risks as other foreign securities. Examples of these risks include economic and political developments, that may adversely affect the payment of principal or interest, foreign withholding or other taxes on interest income, difficulties in obtaining or enforcing a judgment against the issuing bank and the possible impact of interruptions in the flow of international currency transactions. Also, the issuing banks or their branches are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan limitations, examinations, accounting, auditing, recordkeeping and the public availability of information.

CASH AND CASH EQUIVALENTS

   Each of the Funds may invest in cash and cash equivalents. These securities include (1) commercial paper (short-term notes issued by corporations or governmental bodies), (2) commercial bank obligations (e.g., certificates of deposit (interest-bearing time deposits) and bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity), (3) savings association and bank obligations (e.g., certificates of deposit issued by savings banks or savings associations), (4) U.S. Government Securities that mature, or may be redeemed, in one year or less, (5) corporate bonds and notes that mature, or that may be redeemed, in one year or less, (6) money market mutual funds and (7) short-term investment funds maintained by the Fund's custodian.

REPURCHASE AGREEMENTS

   Repurchase agreements are transactions in which a Fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed-upon price, date, and market rate of interest unrelated to the coupon rate or maturity of the purchased security. Although repurchase agreements carry certain risks not associated with direct investments in securities, a Fund will enter into repurchase agreements only with banks and dealers that either the Manager, Barclays or Capital Guardian Trust Company ("Capital Guardian"), the sub-adviser to Small Cap Equity Fund and International Equity Fund, believe present minimum credit risks in accordance with guidelines approved by the Board of Trustees. The Manager, Barclays or Capital Guardian will review and monitor the creditworthiness of such institutions, and will consider the capitalization of the institution, their prior dealings with the institution, any rating of the institution's senior long-term debt by independent rating agencies, and other relevant factors. Any of the Manager, Barclays or Capital Guardian may cause a Fund to participate in pooled repurchase agreement transactions with other funds advised by them.

   A Fund will invest only in repurchase agreements collateralized at all times in an amount at least equal to the repurchase price plus accrued interest. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase were less than the repurchase price, the Fund would suffer a loss. If the financial institution which is party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings there may be restrictions on the ability to sell the collateral and the Fund could suffer a loss. However, with respect to financial institutions whose bankruptcy or liquidation proceedings are subject to the U.S. Bankruptcy Code, each Fund intends to comply with provisions under such Code that would allow it immediately to resell such collateral. None intend to invest more than 15% of its total assets in repurchase agreements.

PRIVATELY ISSUED SECURITIES

   A Fund may invest in privately issued securities, including those that may be resold only in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"). Rule 144A Securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. Delay or difficulty in selling such securities may result in a loss to the Fund. Privately issued or Rule 144A securities that are determined by the Manager, Capital Guardian or Barclays to be "illiquid" are subject to the Trust's policy of not investing more than 15% (10% in the case of the Money Market Fund) of its net assets in illiquid securities. The Manager, Capital Guardian or Barclays will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase by a Fund on a case-by-case basis and will consider the following factors, among others, in their evaluation: (1) the frequency of trades and quotes for the Rule 144A Security; (2) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (3) dealer undertakings to make a market in the Rule 144A Security; and (4) the nature of the Rule 144A Security and the nature of the marketplace trades (e.g., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer).

FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

   A Fund may purchase securities on a when-issued or delayed delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Although the payment and interest terms of these securities are established at the time the Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. A Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before the settlement date if the Manager, Barclays or Capital Guardian deem it advisable for investment reasons.

   When-issued securities include TBA ("to be announced") securities. TBA securities are usually mortgage-backed securities that are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal amount and maturity date are determined upon settlement when the specific mortgage pools are assigned. A Fund generally would not pay for such securities or start earning interest on them until they are received. However, when a Fund undertakes a when-issued or delayed delivery obligation, it immediately assumes the risks of ownership, including the risks of price fluctuation. Failure of the issuer to deliver a security purchased by a Fund on a when-issued or delayed delivery basis may result in the Fund's incurring or missing an opportunity to make an alternative investment.

   A Fund may enter into reverse repurchase agreements with banks and securities dealers. A reverse repurchase agreement is a repurchase agreement in which the Fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed-upon time and price. Use of a reverse repurchase agreement, may be preferable to a regular sale and later repurchase of securities because it avoids certain market risks and transaction costs.

   At the time a Fund enters into a binding obligation to purchase securities on a when-issued basis or enters into a reverse repurchase agreement, assets of the Fund having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the fund and held by the custodian throughout the period of the obligation. The use of these investment strategies, as well as any borrowing by a Fund, may increase net asset value fluctuation. None of the Funds has any present intention of investing more than 5% of its total assets in reverse repurchase agreements.

LOANS OF PORTFOLIO SECURITIES

   Each Fund may from time to time lend securities that it holds to brokers, dealers and financial institutions, up to a maximum of 33% of the total value of each Fund's assets. This percentage may not be increased without approval of a majority of the outstanding voting securities of the respective Fund. Such loans will be secured by collateral in the form of cash or United States Treasury securities, or other liquid securities as permitted by the Commission, which at all times while the loan is outstanding, will be maintained in an amount at least equal to the current market value of the loaned securities. The Fund making the loan will continue to receive interest and dividends on the loaned securities during the term of the loan, and, in addition, will receive a fee from the borrower or interest earned from the investment of cash collateral in short-term securities. The Fund also will receive any gain or loss in the market value of loaned securities and of securities in which cash collateral is invested during the term of the loan.

   The right to terminate a loan of securities, subject to appropriate notice, will be given to either party. When a loan is terminated, the borrower will return the loaned securities to the appropriate Fund. No Fund will have the right to vote securities on loan, but each would terminate a loan and regain the right to vote if the Board of Trustees deems it to be necessary in a particular instance.

   For tax purposes, the dividends, interest and other distributions which a Fund receives on loaned securities may be treated as other than qualified income for the 90% test. (See TAXES--GENERAL TAX INFORMATION.) Each Fund intends to lend portfolio securities only to the extent that this activity does not jeopardize its status as a regulated investment company under the Code.

   The primary risk involved in lending securities is that the borrower will fail financially and return the loaned securities at a time when the collateral is insufficient to replace the full amount of the loan. The borrower would be liable for the shortage, but the Fund making the loan would be an unsecured creditor with respect to such shortage and might not be able to recover all or any of it. In order to minimize this risk, each Fund will make loans of securities only to firms the Manager, Capital Guardian or Barclays (under the supervision of the Board of Trustees) deems creditworthy.

DEFENSIVE INVESTMENTS

   Under ordinary circumstances, each Fund is substantially fully invested. However, except for the Money Market Fund and the Equity Index Funds, each Fund may also hold cash, cash equivalents, or money market instruments if the Manager or Capital Guardian determine that a temporary defensive position is advisable. During those periods, a Fund's assets may not be invested in accordance with its strategy and the Fund may not achieve its investment objective.

INVESTMENT POLICIES AND RESTRICTIONS

FUNDAMENTAL RESTRICTIONS

   The Funds are subject to certain fundamental restrictions on their investments. These restrictions may not be changed without the approval of the holders of a majority of the outstanding voting shares of the Funds affected by the change.

1. DIVERSIFICATION. No Fund will make any investment inconsistent with the Fund's classification as a diversified company under the 1940 Act. This restriction does not apply to any Fund classified as a non-diversified company under the 1940 Act.

2a.INDUSTRY CONCENTRATION--EQUITY FUND, SMALL CAP EQUITY FUND, INTERNATIONAL
   EQUITY FUND, EQUITY AND BOND FUND AND BOND FUND. The Equity Fund, Small Cap Equity Fund, International Equity Fund, Equity and Bond Fund and Bond Fund will not invest 25% or more of their total assets (taken at market value at the time of each investment) in the securities of issuers primarily engaged in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities).

2b.INDUSTRY CONCENTRATION--MONEY MARKET FUND. The Money Market Fund will not invest 25% or more of its assets (taken at market value at the time of each investment), other than U.S. Government securities, obligations (other than commercial paper) issued or guaranteed by U.S. banks and

   U.S. branches of foreign banks, and repurchase agreements and securities loans collateralized by U.S. Government securities or such bank obligations, in the securities of issuers primarily engaged in the same industry.

2c.INDUSTRY CONCENTRATION--EQUITY INDEX FUNDS. The Equity Index Funds will concentrate their investments in an industry or industries if, and approximately to the extent that, their benchmark indices concentrate in such industry or industries, except where the concentration of the relevant index is the result of a single stock.

2d.INDUSTRY CONCENTRATION--TAX ADVANTAGED BOND FUND.  The Tax Advantaged Bond
   Fund may not invest in securities other than municipal securities, except that it may make temporary investments (up to 20% of its total assets under normal circumstances) in certain short-term taxable securities issued by or on behalf of municipal or corporate issuers, obligations of the United States Government and its agencies or instrumentalities, commercial paper, bank certificates of deposit, and any such items subject to short-term repurchase agreements.

3. INTERESTS IN REAL ESTATE. No Fund will purchase real estate or any interest therein, except through the purchase of corporate or certain government securities (including securities secured by a mortgage or a leasehold interest or other interest in real estate). A security issued by a real estate or mortgage investment trust is not treated as an interest in real estate.

4. UNDERWRITING. No Fund will underwrite securities of other issuers except insofar as the Trust may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

5. BORROWING.  No Fund will borrow money, except that, for temporary purposes,:
   (a) a Fund may borrow from banks (as defined in the 1940 Act) or through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed), taken at market value at the time of the borrowing; (b) a Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets (including the amount borrowed), taken at market value at the time of the borrowing; and (c) a Fund may obtain such short-term credits as may be necessary for clearance of purchases and sales of portfolio securities. An Equity Index Fund may not borrow money for any purpose.

6. LENDING. No Fund will lend any security or make any other loan, except through: (a) the purchase of debt obligations in accordance with the Fund's investment objective or objectives and policies; (b) repurchase agreements with banks, brokers, dealers, and other financial institutions; and (c) loans of securities as permitted by applicable law.

7. COMMODITIES. No Fund will purchase or sell commodities or commodity contracts, except that a Fund may (a) enter into futures, options and options on futures, (b) forward contracts and (c) other financial transactions not requiring the delivery of physical commodities.

8. SENIOR SECURITIES. No Fund will issue senior securities except to the extent the activities permitted in Fundamental Restrictions Nos. 5 and 7 may be deemed to give rise to a senior security.

9a.INVESTMENTS--TAX ADVANTAGED BOND FUND.  The Tax Advantaged Bond Fund will
   (i) invest at least 80% of its assets in tax-exempt securities; or (ii) invest its assets so that at least 80% of the income will be tax-exempt.

9b.EQUITY INDEX FUNDS. Each of the Equity Index Funds may, notwithstanding any other fundamental policy or restrictions invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and restrictions of such Equity Index Fund.

9c.INVESTMENTS--EQUITY AND BOND FUND. The Equity and Bond Fund will not invest in securities other than securities of other registered investment companies or registered unit investment trusts that are part of the State Farm group of investment companies, U.S. Government securities, or short-term paper.

   For the purposes of the restrictions relating to industry concentration, the restrictions noted above in Item 2 do not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

NON-FUNDAMENTAL RESTRICTIONS

   The Trust also has adopted the following additional investment restrictions applicable (except as noted) to all Funds. These are not fundamental and may be changed by the Board of Trustees without shareholder approval.

1. FINANCIAL FUTURES CONTRACTS. No Fund may enter into a financial futures contract (by exercise of any option or otherwise) or acquire any options thereon, if, immediately thereafter, the total of the initial margin deposits required with respect to all open futures positions, at the time such positions were established, plus the sum of the premiums paid for all unexpired options on futures contracts would exceed 5% of the value of its total assets.

2. MARGIN PURCHASES. No Fund may purchase any securities on margin except in connection with investments of certain Funds in futures contracts or options on futures contracts.

3. PLEDGING ASSETS. No Fund may mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by such Fund except: (a) as may be necessary in connection with borrowings mentioned in fundamental restriction number 5 above, and then such mortgaging, pledging or hypothecating may not exceed 10% of the Fund's total assets, taken at market value at the time thereof, or (b) in connection with investments of certain Funds in futures contracts or options on futures contracts.

4a.ILLIQUID SECURITIES AND REPURCHASE AGREEMENTS. No Fund may purchase securities or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in any combination of:

    (i) repurchase agreements not entitling the holder to payment of principal and interest within seven days, and

   (ii)securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market.

4b.ILLIQUID SECURITIES AND REPURCHASE AGREEMENTS--MONEY MARKET FUND. In addition to the non-fundamental restriction in 4a above, the Money Market Fund will not invest in illiquid securities, including certain repurchase agreements or time deposits maturing in more than seven days, if, as a result thereof, more than 10% of the value of its net assets would be invested in assets that are either illiquid or are not readily marketable.

5. INVESTMENTS IN OTHER INVESTMENT COMPANIES. No Fund may invest more than 5% of its total assets in the securities of any single investment company or more than 10% of its total assets in the securities of other investment companies in the aggregate, or hold more than 3% of the total outstanding voting stock of any single investment company. These restrictions do not apply to the Equity and Bond Fund.

6. INVESTMENT COMPANY NAMES: Each of the Equity Fund, the Small Cap Equity Fund, S&P 500 Index Fund, Small Cap Index Fund, International Index Fund, Bond Fund and Money Market Fund will invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of borrowings for investment purposes, in the particular type of investment that is suggested by the Fund's name, and each will notify its shareholders at least 60 days prior to any change in such policy.

   Non-fundamental restriction #5 does not apply to the Equity Index Funds because each Equity Index Fund seeks to achieve its investment objective by investing substantially all of its assets in a Master Portfolio.

OPERATING POLICIES OF THE S&P 500 INDEX MASTER PORTFOLIO AND INTERNATIONAL INDEX MASTER PORTFOLIO AND THE RUSSELL 2000 INDEX MASTER PORTFOLIO

   The S&P 500 Index Master Portfolio, the International Index Master Portfolio and the Russell 2000 Index Master Portfolio are subject to the following fundamental investment limitations which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Master Portfolio's outstanding voting securities. To obtain approval, a majority of the Master Portfolio's outstanding voting securities means the vote of the lesser of: (1) 67% or more of the voting securities present, if more than 50% of the outstanding voting securities are present or represented, or (2) more than 50% of the outstanding voting shares.

   These Master Portfolios may not:

       (1)Purchase the securities of any single issuer if, as a result, with respect to 75% of a Master Portfolio's total assets, more than 5% of the value of its total assets would be invested in the securities of such issuer or the Master Portfolio's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Master Portfolio's cash or cash items, investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies.

       (2)Purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

       (3)Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Master Portfolios from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

       (4)Borrow money or issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder.

       (5)Make loans to other parties, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans.

       (6)Underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Master Portfolio's investment program may be deemed to be an underwriting; and provided further, that the purchase by the Master Portfolios of securities issued by an open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Master Portfolios shall not constitute an underwriting for purposes of this paragraph.

       (7)Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Master Portfolio's investments in that industry would equal or exceed 25% of the current value of the Master Portfolio's total assets, provided that this restriction does not limit a Master Portfolio's: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (iii) investments in repurchase agreements collateralized by U.S. Government securities, and provided further that the Master Portfolios reserve the right to concentrate in any industry in which the index that each respective Master Portfolio tracks becomes concentrated to approximately the same degree during the same period.

       (8)[S&P 500 Index Master Portfolio only] Purchase securities on margin, but the S&P 500 Master Portfolio may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those related to indexes, and options on futures contracts or indexes.

   The S&P 500 Index Master Portfolio, the International Index Master Portfolio and the Russell 2000 Index Master Portfolio are subject to the following non-fundamental operation policies which may be changed by the Board of Trustees of the Master Fund without the approval of the holders of the Master Portfolio's outstanding securities. The Master Portfolios may:

       1. invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act. Under the 1940 Act, a Master Portfolio's investment in such securities currently is limited, subject to certain exceptions, to (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Master Portfolio's total assets with respect to any one investment company, and (iii) 10% of such Master Portfolio's total assets in the aggregate. Other investment companies in which a Master Portfolio invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Master Portfolio.

       2. not invest more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (i) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (ii) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (iii) repurchase agreements not terminable within seven days.

       3. lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of the Master Portfolio's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Master Portfolio will not enter into any portfolio security lending arrangement having a duration of longer than one year.

       4. [S&P 500 Index and International Index Master Portfolios only] The S&P 500 Index Master Portfolio and the International Index Master Portfolio may not purchase interests, leases or limited partnerships in oil, gas or other mineral exploration or development programs.

       5. Each Master Portfolio will provide interestholders with at least 60 days' notice of any change to the Master Portfolio's non-fundamental policy to invest at least 90% of the value of the Master Portfolio's net assets, plus the amount of any borrowing for investment purposes, in securities comprising the index that the Master Portfolio tracks. The notice will be provided in plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type: "Important Notice Regarding Change in Investment Policy." This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

   If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

MORE ABOUT THE EQUITY INDEX FUNDS

MASTER/FEEDER STRUCTURE

   The Equity Index Funds seek to achieve their investment objective by investing all of their assets into Master Portfolios of the Master Fund. The Equity Index Funds and other entities investing in Master Portfolios are each liable for all obligations of the Master Portfolio. However, the risk of the Equity Index Funds incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Master Fund itself is unable to meet its obligations. Accordingly, the Trust's Board of Trustees believes that neither the Equity Index Funds nor their respective shareholders will be adversely affected by investing assets in the Master Portfolios. However, if a mutual fund or other investor withdraws its investment from a Master Portfolio, the economic efficiencies (e.g., spreading fixed expenses among a larger asset base) that the Trust's Board of Trustees believes may be available through investment in a Master Portfolio may not be fully achieved. In addition, given the relative novelty of the master/feeder structure, accounting or operational difficulties, although unlikely, could arise.

   An Equity Index Fund may withdraw its investment in the Master Portfolios only if the Trust's Board of Trustees determines that such action is in the best interests of the Equity Index Fund and its shareholders. Upon any such withdrawal, the Trust's Board of Trustees would consider alternative investments, including investing all of the Fund's assets in another investment company with the same investment objective as the Fund or hiring an investment adviser to manage the Fund's assets in accordance with the investment policies described below with respect to a Master Portfolio.

   The investment objective and other fundamental policies of a Master Portfolio cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Master Portfolio's outstanding interests. Whenever an Equity Index Fund, as an interestholder of a Master Portfolio, is requested to vote on any matter submitted to interestholders of the Master Portfolio, the Equity Index Fund will either (1) hold a meeting of its shareholders to consider such matters, and cast its votes in proportion to the votes received from its shareholders (shares for which the Equity Index Fund receives no voting instructions will be voted in the same proportion as the votes received from the other Equity Index Fund shareholders); or (2) cast its votes, as an interestholder of the Master Portfolio, in proportion to the votes received by the Master Portfolio from all other interestholders of the Master Portfolio.

   Certain policies of the Master Portfolios which are non-fundamental may be changed by vote of a majority of the Master Fund's Trustees without interestholder approval. If the Master Portfolio's investment objective or fundamental or non-fundamental policies are changed, the Equity Index Fund may elect to change its objective or policies to correspond to those of the Master Portfolio. The Equity Index Fund also may elect to redeem its interests in the Master Portfolio and either seek a new investment company with a matching objective in which to invest or retain its own investment adviser to manage the Equity Index Fund's portfolio in accordance with its objective. In the latter case, the Equity Index Fund's inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders' investments in the Equity Index Fund. The Equity Index Fund will provide shareholders with 30 days' written notice prior to the implementation of any change in the investment objective of the Equity Index Fund or the Master Portfolio, to the extent possible.

SELECTION OF INVESTMENTS FOR THE MASTER PORTFOLIO

   The manner in which stocks are chosen for each of the Equity Index Fund differs from the way securities are chosen in most other mutual funds. Unlike other mutual funds where the portfolio securities are chosen by an investment adviser based upon the adviser's research and evaluations, stocks are selected for inclusion in a Master Portfolio's portfolio to have aggregate investment characteristics (based on market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures similar to those of the benchmark index taken in its entirety.

   As briefly discussed in the Prospectus, the S&P 500 Index Master Portfolio generally holds every stock in the S&P 500. However, each of the Russell 2000 Index Master Portfolio and International Index Master Portfolio generally do not hold all of the issues that comprise their respective benchmark index, due in part to the costs involved and, in certain instances, the potential illiquidity of certain securities. Instead, the Russell 2000 Index Master Portfolio attempts to hold a representative sample of the securities in its benchmark index, which are selected by Barclays utilizing quantitative analytical models in a technique known as "portfolio sampling."

Under this technique, each stock is considered for inclusion in the Master Portfolio based on its contribution to certain capitalization, industry and fundamental investment characteristics. The International Index Master Portfolio holds securities selected by Barclays utilizing a quantitative model known as minimum variance optimization. Under this technique, stocks are selected for inclusion if the fundamental investment characteristics of the security reduce the portfolio's predicted tracking error against the benchmark index. Barclays seeks to construct the portfolio of each of the Russell 2000 Index Master Portfolio and International Index Master Portfolio so that, in the aggregate, their capitalization, industry and fundamental investment characteristics perform like those of their benchmark index.

   Over time, the portfolio composition of each Master Portfolio may be altered (or "rebalanced") to reflect changes in the characteristics of its benchmark index or, for the Russell 2000 Index Master Portfolio and the International Index Master Portfolio, with a view to bringing the performance and characteristics more in line with that of their benchmark index. Such rebalancings will require the Master Portfolios to incur transaction costs and other expenses. Each of the Russell 2000 Index Master Portfolio and International Index Master Portfolio reserve the right to invest in all of the securities in their benchmark index.

TRACKING ERROR

   Barclays uses the "expected tracking error" of a Master Portfolio as a way to measure the Master Portfolio's performance relative to the performance of its benchmark index. An expected tracking error of 5% means that there is a 68% probability that the net asset value of the Master Portfolio will be between 95% and 105% of the subject index level after one year, without rebalancing the portfolio composition. A tracking error of 0% would indicate perfect tracking, which would be achieved when the net asset value of the Master Portfolio increases or decreases in exact proportion to changes in its benchmark index. Factors such as expenses of the Master Portfolio, taxes, the need to comply with the diversification and other requirements of the Code and other requirements may adversely impact the tracking of the performance of a Master Portfolio to that of its benchmark index. In the event that tracking error exceeds 5%, the Board of Trustees of the Master Fund will consider what action might be appropriate to reduce the tracking error.

RELATIONSHIP WITH THE INDEX PROVIDERS

STANDARD & POOR'S

   The S&P 500 Index Fund and the S&P 500 Index Master Portfolio seek to match the performance of the Standard & Poor's Index of 500 stocks ("S&P 500"). "Standard & Poor's--Registered Trademark--," "S&P--Registered Trademark--," "S&P 500--Registered Trademark--," "Standard and Poor's 500" and "500"are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by State Farm Mutual Fund Trust (the "Trust"). Neither the S&P 500 Index Fund nor the S&P 500 Index Master Portfolio is sponsored, endorsed sold or promoted by Standard & Poor's, a division of the McGraw-Hill Companies, Inc. ("S&P").

   S&P makes no representation or warranty, express or implied, to the owners of the S&P 500 Index Fund, the S&P 500 Index Master Portfolio or any member of the public regarding the advisability of investing in securities generally or in the S&P 500 Index Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Trust is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Trust or the S&P 500 Index Fund. S&P has no obligation to take the needs of the Trust or the owners of the S&P 500 Index Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the S&P 500 Index Fund or the timing of the issuance or sale of the S&P 500 Index Fund or in the determination or calculation of the equation by which the S&P 500 Index Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the S&P 500 Index Fund.

   S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

RUSSELL 2000

   The Small Cap Index Fund and the Russell 2000 Index Master Portfolio seek to match the performance of the Russell 2000 Small Stock Index (the "Russell 2000"). The Russell 2000 tracks the common stock performance of the 2000 smallest U.S. companies in the Russell 3000 Index, representing about 10% in the aggregate of the capitalization of the Russell 3000 Index. The Russell 2000 and the Russell 3000 are trademarks/service marks, and "Russell" is a trademark, of Frank Russell Company. Neither the Small Cap Index Fund nor the Russell 2000 Index Master Portfolio is promoted, sponsored or endorsed by, nor in any way affiliated with Frank Russell Company. Frank Russell Company is not responsible for and has not reviewed the Small Cap Index Fund nor any associated literature or publications and makes no representation or warranty, express or implied, as to their accuracy or completeness, or otherwise.

   Frank Russell Company reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell 2000. Frank Russell Company has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating the Russell 2000.

   Frank Russell Company's publication of the Russell 2000 in no way suggests or implies an opinion by Frank Russell Company as to the attractiveness or appropriateness of investment in any or all securities upon which the index is based. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY, COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE RUSSELL 2000 OR ANY DATA INCLUDED IN THE RUSSELL 2000. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION OR WARRANTY REGARDING THE USE, OR THE RESULTS OF USE, OF THE RUSSELL 2000 OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE RUSSELL 2000. FRANK RUSSELL COMPANY MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING, WITHOUT MEANS OF LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE RUSSELL 2000 OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

EAFE-Registered Trademark--FREE INDEX

   The International Index Fund and the International Index Master Portfolio seek to match the performance of the Morgan Stanley Capital International Europe, Australasia, and Far East Free Index ("the EAFE-Registered Trademark--Free Index"). The EAFE-Registered Trademark- Free Index is the exclusive property of Morgan Stanley Capital International Inc. ("MSCI"). Morgan Stanley Capital International is a service mark of MSCI and has been licensed for use by the Trust. Neither the International Index Fund nor the International Index Master Portfolio is sponsored, endorsed, sold or promoted by MSCI. Neither MSCI nor any other party makes any representation or warranty, express or implied, to the owners of shares of the International Index Fund, the International Index Master Portfolio or any member of the public regarding the advisability of investing in funds generally or in the shares of the International Index Fund or International Index Master Portfolio particularly or the ability of the EAFE-Registered Trademark--Free Index to track general stock market performance. MSCI is the licensor of certain trademarks, service marks and trade names of MSCI and of the EAFE-Registered Trademark- Free Index, which is determined, composed and calculated by MSCI without regard to the Trust or International Index Fund. MSCI has no obligation to take the needs of the Trust or International Index Fund or International Index Master Portfolio or the owners of the International Index Fund into consideration in determining, composing or calculating the EAFE-Registered Trademark- Free Index. MSCI is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the International Index Fund to be issued or in the determination or calculation of the equation by which the International Index Fund is redeemable for cash. Neither MSCI nor any other party has any obligation or liability to owners of the International Index Fund in connection with the administration, marketing or trading of the International Index Fund.

   ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE EAFE-Registered Trademark--FREE INDEX FROM SOURCES WHICH MSCI CONSIDERS RELIABLE, NEITHER MSCI NOR ANY OTHER PARTY GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE EAFE-Registered Trademark--FREE INDEX OR ANY DATA INCLUDED THEREIN. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST, THE TRUST'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE INTERNATIONAL INDEX FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE EAFE-Registered Trademark--FREE INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED BY MSCI TO THE TRUST OR FOR ANY OTHER USE. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND MSCI HEREBY
EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE EAFE-Registered Trademark--FREE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MSCI OR ANY OTHER PARTY HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

TRUSTEES AND OFFICERS

   The Board of Trustees has overall responsibility for the conduct of the Trust's affairs. The Trust is not required to hold annual meetings of shareowners and does not intend to do so. Delaware law permits shareowners to remove Trustees under certain circumstances and requires the Trust to assist in shareowner communications.

   Committees. There are two standing committees of the Board of Trustees--the Executive Committee and the Audit Committee. The members of the Executive Committee are Edward B. Rust, Jr., Michael L. Tipsord and James A. Shirk (since 3/14/2003). The Executive Committee acts on behalf of the entire Board of Trustees during intervals between meetings of the Board of Trustees. Actions of the Executive Committee must be consistent with the Trust's Declaration of Trust. During calendar year 2002, the Executive Committee did not meet.

   The Audit Committee includes as its members each Trustee of the Trust who is not an "interested person" of the Trust (as such term is defined in the 1940 Act (an "Independent Trustee"). The Audit Committee operates pursuant to a separate charter and is responsible for, among other things, overseeing the Trust's accounting and financial reporting practices, reviewing the results of the annual audits of the Trust' financial statements and interacting with the Trust's independent auditors on behalf of the full Board of Trustees. During calendar year 2002, the Audit Committee held two meetings.

   It is possible that the interests of the Equity and Bond Fund could diverge from the interests of one or more of the underlying Funds in which it invests. If such interests were ever to become divergent, it is possible that a conflict of interest could arise and affect how the Trustees and officers fulfill their fiduciary duties to each Fund.

The Trustees believe they have structured each Fund to avoid these concerns. However, conceivably, a situation could occur where proper action for the Equity and Bond Fund could be adverse to the interests of an underlying Fund, or the reverse could occur. If such a possibility arises, the Manager and the Trustees and officers of the Trust will carefully analyze the situation and take all steps they believe reasonable to minimize and, where possible, eliminate the potential conflict. Moreover, close and continuous monitoring will be exercised to avoid, insofar as possible, these concerns.

   The Trustees and officers of the Trust, their ages at December 31, 2002, their principal occupations for the last five years and their affiliations, if any, with the Manager and State Farm VP Management Corp., the Trust's principal underwriter, are listed below. The information is provided first for the Trustees who are not interested persons of the Trust as defined under the 1940 Act, and next for Trustees who are interested persons of the Trust and for officers.

   Information about Independent Trustees of State Farm Mutual Fund Trust

                                                                                         Number
                                                                                           of
                                                                                       Portfolios
                                                                                        in Fund
                                   Length of Time                                       Complex       Other
                       Position        Served                                           Overseen  Directorships
                       Held with      and Term      Principal Occupation(s) During the     by        Held by
Name, Address, and Age   Fund        of Office                 Past 5 Years             Trustee      Trustee
---------------------- --------- ------------------ ---------------------------------- ---------- -------------
Thomas M. Mengler,      Trustee  Began service        DEAN and PROFESSOR OF                20         None
1000 LaSalle Avenue              in 2000 and serves   LAW--University of St.
Minneapolis, Minnesota           until successor is   Thomas School of Law (since
55403                            elected or           6/2002); DEAN--University
Age 49                           appointed.           of Illinois College of Law
                                                      (8/1993-6/2002);
                                                      TRUSTEE--State Farm
                                                      Variable Product Trust, State
                                                      Farm Associates' Funds
                                                      Trust.

James A. Shirk,         Trustee  Began service in     DIRECTOR and                         20         None
103 North Robinson               2000 and serves      PRESIDENT--Beer Nuts,
Bloomington, Illinois            until successor is   Inc. (manufacturer of snack
61701                            elected or           foods); TRUSTEE--State
Age 58                           appointed.           Farm Variable Product Trust,
                                                      State Farm Associates' Funds
                                                      Trust.

Victor J. Boschini,     Trustee  Began service in     PRESIDENT (since 1999)               20         None
1000 Gregory St.,                2000 and serves      and VICE PRESIDENT
Normal, Illinois                 until successor is   (1997-1999)--Illinois State
61761                            elected or           University; TRUSTEE--
Age 46                           appointed.           State Farm Variable Product
                                                      Trust, State Farm Associates'
                                                      Funds Trust.

                                                                                         Number
                                                                                           of
                                                                                       Portfolios
                                                                                        in Fund
                                   Length of Time                                       Complex       Other
                       Position        Served                                           Overseen  Directorships
                       Held with      and Term      Principal Occupation(s) During the     by        Held by
Name, Address, and Age   Fund        of Office                 Past 5 Years             Trustee      Trustee
---------------------- --------- ------------------ ---------------------------------- ---------- -------------

David L. Vance,         Trustee  Began service        PRESIDENT (since 2000)--             20         None
100 N.E. Adams St.               in 2000 and serves   Caterpillar University;
Peoria, Illinois                 until successor is   CHIEF ECONOMIST AND
61629                            elected or           MANAGER of the Business
Age 50                           appointed.           Intelligence Group, (since
                                                      1994)--Caterpillar, Inc.;
                                                      TRUSTEE--State Farm
                                                      Variable Product Trust, State
                                                      Farm Associates' Funds
                                                      Trust.

Donald A. Altorfer,     Trustee  Began service in     CHAIRMAN--Altorfer, Inc.             20         None
4200 Rodger Street               2000 and serves      (dealer in heavy machinery
Springfield, Illinois            until successor is   and equipment);
62703                            elected or           TRUSTEE--State Farm
Age 59                           appointed.           Variable Product Trust, State
                                                      Farm Associates' Funds
                                                      Trust.

   Information about Officers and Interested Trustees of State Farm Mutual Fund Trust

                                                                                  Number
                                                                                    of
                                                                                Portfolios
                                                                                 in Fund
                                       Length of Time                            Complex       Other
                                           Served                                Overseen  Directorships
                       Position Held      and Term      Principal Occupation(s)     by        Held by
Name, Address, and Age   with Fund       of Office      During the Past 5 Years  Trustee      Trustee
---------------------- ------------- ------------------ ----------------------- ---------- -------------

Edward B. Rust, Jr.*,   Trustee and  Began service      CHAIRMAN OF THE             20     DIRECTOR--
One State Farm Plaza,   President    in 2000 and serves BOARD, CHIEF                       McGraw-
Bloomington, Illinois                until successor is EXECUTIVE                          Hill
61710                                elected or         OFFICER, and                       Corporation;
Age 52                               appointed.         DIRECTOR--State                    DIRECTOR--
                                                        Farm Mutual                        Caterpillar,
                                                        Automobile Insurance               Inc.;
                                                        Company; PRESIDENT                 DIRECTOR--
                                                        and DIRECTOR--State                Helmerich
                                                        Farm VP Management                 & Payne, Inc.
                                                        Corp., State Farm
                                                        Investment
                                                        Management Corp.;
                                                        PRESIDENT and
                                                        TRUSTEE--State Farm
                                                        Variable Product Trust,
                                                        State Farm Associates'
                                                        Funds Trust.

                                                                                         Number
                                                                                           of
                                                                                       Portfolios
                                                                                        in Fund
                                     Length of Time                                     Complex       Other
                                         Served                                         Overseen  Directorships
                       Position Held    and Term    Principal Occupation(s) During the     by        Held by
Name, Address, and Age   with Fund     of Office               Past 5 Years             Trustee      Trustee
---------------------- ------------- -------------- ---------------------------------- ---------- -------------

Michael L. Tipsord*,    Trustee,     Began service    SENIOR VICE PRESIDENT                20         None
One State Farm Plaza,   Senior Vice  in 2002 and      and TREASURER (since
Bloomington, Illinois   President    serves until     12/2002), VICE PRESIDENT
61710                   and          successor is     and TREASURER (7/2001 to
Age 43                  Treasurer    elected or       12/2002), VICE PRESIDENT
                                     appointed.       and ASSISTANT
                                                      TREASURER (1/1999 to
                                                      7/2001), and EXECUTIVE
                                                      ASSISTANT (1/1998 to
                                                      1/1999)--State Farm Mutual
                                                      Automobile Insurance
                                                      Company; SENIOR VICE
                                                      PRESIDENT and
                                                      TREASURER (since 12/2002),
                                                      VICE PRESIDENT and
                                                      ASSISTANT SECRETARY-
                                                      TREASURER (6/2001 to
                                                      12/2002) and ASSISTANT
                                                      SECRETARY--TREASURER
                                                      (before 6/2001)--State Farm
                                                      Investment Management
                                                      Corp., State Farm VP
                                                      Management Corp.;
                                                      TRUSTEE, SENIOR VICE
                                                      PRESIDENT and
                                                      TREASURER (since 12/2002),
                                                      VICE PRESIDENT and
                                                      ASSISTANT SECRETARY--
                                                      TREASURER (6/2001 to
                                                      12/2002) and ASSISTANT
                                                      SECRETARY--TREASURER
                                                      (before 6/2001)--State Farm
                                                      Variable Product Trust, State
                                                      Farm Associates' Funds Trust.

                                                                                         Number
                                                                                           of
                                                                                       Portfolios
                                                                                        in Fund
                                                                                        Complex       Other
                                     Length of Time                                     Overseen  Directorships
                       Position Held   Served and   Principal Occupation(s) During the     by        Held by
Name, Address, and Age   with Fund   Term of Office            Past 5 Years             Trustee      Trustee
---------------------- ------------- -------------- ---------------------------------- ---------- -------------

Jack W. North,          Senior Vice  Began service    EXECUTIVE VICE                      N/A          N/A
One State Farm Plaza,   President    in 2001 and      PRESIDENT--FINANCIAL
Bloomington, Illinois                serves until     SERVICES (since 2001) and
61710                                removed.         SENIOR VICE PRESIDENT
Age 55                                                (1998-2001)--State Farm
                                                      Mutual Automobile Insurance
                                                      Company; SENIOR VICE
                                                      PRESIDENT and DIRECTOR
                                                      (since 2001)--State Farm
                                                      Investment Management Corp.,
                                                      State Farm VP Management
                                                      Corp.; SENIOR VICE
                                                      PRESIDENT (since 2001)--
                                                      State Farm Variable Product
                                                      Trust, State Farm Associates'
                                                      Funds Trust.

Paul N. Eckley,         Senior Vice  Began service    SENIOR VICE PRESIDENT--             N/A          N/A
One State Farm Plaza,   President    in 2000 and      INVESTMENTS--State Farm
Bloomington, Illinois                serves until     Mutual Automobile Insurance
61710                                removed.         Company; SENIOR VICE
Age 48                                                PRESIDENT--State Farm
                                                      Investment Management Corp.,
                                                      State Farm Variable Product
                                                      Trust, State Farm Associates'
                                                      Funds Trust.

Susan D. Waring,        Vice         Began service    SENIOR VICE PRESIDENT               N/A          N/A
One State Farm Plaza,   President    in 2000 and      and CHIEF
Bloomington, Illinois                serves until     ADMINISTRATIVE OFFICER
61710                                removed.         (since 2001)--State Farm Life
Age 53                                                Insurance Company; VICE
                                                      PRESIDENT (1997-2001)--
                                                      State Farm Mutual Automobile
                                                      Insurance Company; SENIOR
                                                      VICE PRESIDENT and
                                                      DIRECTOR (since 2001)--State
                                                      Farm VP Management Corp.;
                                                      VICE PRESIDENT--State
                                                      Farm Investment Management
                                                      Corp., State Farm Variable
                                                      Product Trust, State Farm
                                                      Associates' Funds Trust.

                                                                                      Number
                                                                                        of
                                                                                    Portfolios
                                                                                     in Fund
                                                                                     Complex       Other
                                      Length of Time                                 Overseen  Directorships
                       Position Held    Served and   Principal Occupation(s) During     by        Held by
Name, Address, and Age   with Fund    Term of Office        the Past 5 Years         Trustee      Trustee
---------------------- -------------- -------------- ------------------------------ ---------- -------------

Donald E. Heltner,     Vice President Began service    VICE PRESIDENT--FIXED           N/A          N/A
One State Farm Plaza,                 in 2000 and      INCOME--State Farm
Bloomington, Illinois                 serves until     Mutual Automobile
61710                                 removed.         Insurance Company; VICE
Age 55                                                 PRESIDENT--State Farm
                                                       Investment Management
                                                       Corp., State Farm Variable
                                                       Product Trust, State Farm
                                                       Associates' Funds Trust.

John S. Concklin,      Vice President Began service    VICE PRESIDENT--                N/A          N/A
One State Farm Plaza,                 in 2000 and      COMMON STOCKS--State
Bloomington, Illinois                 serves until     Farm Mutual Automobile
61710                                 removed.         Insurance Company; VICE
Age 56                                                 PRESIDENT--State Farm
                                                       Investment Management
                                                       Corp., State Farm Variable
                                                       Product Trust, State Farm
                                                       Associates' Funds Trust.

                                                                                      Number
                                                                                        of
                                                                                    Portfolios
                                                                                     in Fund
                                                                                     Complex       Other
                        Position  Length of Time                                     Overseen  Directorships
                        Held with   Served and   Principal Occupation(s) During the     by        Held by
Name, Address, and Age    Fund    Term of Office            Past 5 Years             Trustee      Trustee
----------------------  --------- -------------- ---------------------------------- ---------- -------------

Randall H. Harbert,     Vice      Began service    VICE PRESIDENT--                    N/A          N/A
Three State Farm Plaza, President in 2001 and      MUTUAL FUNDS (since
Bloomington, Illinois             serves until     9/2001), ADMINISTRATIVE
61791                             removed.         ASSISTANT (6/2001 to 9/2001),
Age 39                                             AGENCY FIELD EXECUTIVE
                                                   (6/1999 to 6/2001), REGIONAL
                                                   ADMINISTRATIVE
                                                   ASSISTANT (6/1998 to 6/1999),
                                                   and AGENCY FIELD
                                                   CONSULTANT (6/1997 to
                                                   6/1998)--State Farm Mutual
                                                   Automobile Insurance Company;
                                                   VICE PRESIDENT (since 2001)
                                                   State Farm Investment
                                                   Management Corp., State Farm
                                                   VP Management Corp., State
                                                   Farm Variable Product Trust,
                                                   State Farm Associates' Funds
                                                   Trust.

                                                                                      Number
                                                                                        of
                                                                                    Portfolios
                                                                                     in Fund
                                                                                     Complex       Other
                        Position  Length of Time                                     Overseen  Directorships
                        Held with   Served and   Principal Occupation(s) During the     by        Held by
Name, Address, and Age    Fund    Term of Office            Past 5 Years             Trustee      Trustee
----------------------  --------- -------------- ---------------------------------- ---------- -------------

David R. Grimes,        Vice      Began service     ASSISTANT VICE                     N/A          N/A
Three State Farm Plaza, President in 2000 and       PRESIDENT--State
Bloomington, Illinois   and       serves until      Farm Mutual Automobile
61791                   Secretary removed and       Insurance Company;
Age 60                            successor is      VICE PRESIDENT and
                                  appointed.        SECRETARY-- State Farm
                                                    Investment Management Corp.,
                                                    State Farm VP Management
                                                    Corp.; State Farm Variable
                                                    Product Trust, State Farm
                                                    Associates' Funds Trust.

--------
* Messrs. Rust and Tipsord are "interested" Trustees as defined by the 1940 Act because each is (i) an officer of the Trust, (ii) a director of the Manager, the Trust's investment adviser, (iii) a director of State Farm VP Management Corp., the Trust's distributor, (iv) an officer of the Manager, and (v) an officer of State Farm VP Management Corp.

   Trustees or officers who are interested persons do not receive any compensation from any Fund for their services to the Fund. The Independent receive, (i) a monthly retainer equal to $1,750, (ii) a fee of $1,500 for each regular board meeting attended, (iii) a fee of $750 for each special board meeting or committee meeting attended, unless the special board meting or committee meeting is held by telephone or by other electronic means, in which case the fee is $500, and (iv) a committee chairperson receives an additional $500 for each committee meeting attended. These fees are paid to the Trustees on behalf of the Trust and on behalf of ten other mutual funds advised by the Manager. Each mutual fund managed by the Manager shares in the fees for Independent Trustees pro-rata based upon the relative net assets of each fund as of the end of the most recently completed calendar quarter. In addition, Independent Trustees are reimbursed for any out-of-pocket expenses incurred in connection with the affairs of the Trust.

   Trustees and officers of the Trust do not receive any benefits from the Trust upon retirement nor does the Trust accrue any expenses for pension or retirement benefits. Officers of the Trust and Trustees who are interested persons under the 1940 Act of the Trust are also employees of the State Farm Insurance Companies. As such, these persons may purchase Class A shares of the Funds without paying an initial sales charge. The purpose of this program is to encourage these persons to purchase Fund shares.

                             Aggregate            Total Compensation
                            Compensation       From The Trust And Other
     Name                From The Trust (1) State Farm Mutual Funds (1)(2)
     ----                ------------------ ------------------------------
     Edward B. Rust, Jr.        None (3)                 None (3)
     Michael L. Tipsord.         None(3)                  None(3)
     Roger S. Joslin....        None (3)(4)              None (3)(4)
     Thomas M. Mengler..       $2,840                  $26,250
     James A. Shirk.....       $2,840                  $26,250
     Donald Altorfer....       $2,840                  $26,250
     Victor Boschini....       $2,840                  $26,250
     David L. Vance.....       $3,007                  $26,750

--------
(1)For the fiscal year ended December 31, 2002.
(2)The other "State Farm Mutual Funds" are State Farm Variable Product Trust and State Farm Associates' Funds Trust.
(3)Non-compensated interested trustee.
(4)Mr. Joslin retired from service as a non-compensated interested trustee of the Trust in December of 2002.

   The following table reflects dollar ranges of each Trustee's ownership of equity securities of each Fund, and dollar ranges of each Trustee's ownership of equity securities in all investment companies in the State Farm family of mutual funds. This data is as of December 31, 2002.

                                                                                           Aggregate
                                      Dollar Range of   Dollar Range of Dollar Range of Dollar Range of
                    Dollar Range of       Equity            Equity          Equity          Equity
                        Equity         Securities in     Securities in   Securities in   Securities in
                     Securities in       Small Cap       International   S&P 500 Index  Small Cap Index
Name of Trustee       Equity Fund       Equity Fund       Equity Fund        Fund            Fund
---------------     --------------- ------------------- --------------- --------------- ---------------
Thomas M. Mengler..      None                      None      None            None            None
James A. Shirk.....      None                      None      None            None            None
Victor J. Boschini.      None                      None      None            None            None
David L. Vance.....      None                      None      None            None            None
Donald A. Altorfer.      None                      None      None            None            None
Edward B. Rust, Jr.      None                      None      None            None            None
Michael L. Tipsord.      None       $50,001 to $100,000      None            None            None

                                                                                              Aggregate
                                                                                             Dollar Range
                                                                                              of Equity
                                                                                            Securities in
                                                                                            all Registered
                                                                                              Investment
                                                                                              Companies
                    Dollar Range of Dollar Range                 Dollar Range  Dollar Range  Overseen by
                        Equity        of Equity   Dollar Range    of Equity     of Equity     Trustee in
                     Securities in  Securities in   of Equity   Securities in   Securities    Family of
                     International   Equity and   Securities in Tax Advantaged   in Money     Investment
Name of Trustee       Index Fund      Bond Fund     Bond Fund     Bond Fund    Market Fund    Companies
---------------     --------------- ------------- ------------- -------------- ------------ --------------
Thomas M. Mengler..      None           None          None           None          None              None
James A. Shirk.....      None           None          None           None          None     Over $100,000
Victor J. Boschini.      None           None          None           None          None              None
David L. Vance.....      None           None          None           None          None              None
Donald A. Altorfer.      None           None          None           None          None              None
Edward B. Rust, Jr.      None           None          None           None          None     Over $100,000
Michael L. Tipsord.      None           None          None           None          None     Over $100,000

ADDITIONAL INFORMATION REGARDING INDEPENDENT TRUSTEES OF THE TRUST

   As of December 31, 2002, State Farm Mutual Automobile Insurance Company ("Auto Company") owned all of the common stock issued by the Manager and by State Farm VP Management Corp. ("Management Corp."), the Trust's and underwriter. Auto Company is a mutual insurance company domiciled in Illinois and owned by its policyholders. Neither the Independent Trustees of the Trust nor their immediate family members own securities representing an ownership interest in the Manager, in Management Corp. or in Auto Company.

   During the period January 1, 2001 to December 31, 2002, neither the Independent Trustees of the Trust nor their immediate family members had any direct or indirect:

  . interest in the Manager, Management Corp., Auto Company, or in other affiliates of Auto Company, the value of which interest exceeded $60,000;

  . interest in any transaction or series of similar transactions with the Trust, the Manager, Management Corp., Auto Company, affiliates of Auto Company, or with an officer of any such company, the value of which transaction or series of transactions exceeded $60,000, or

  . relationship(s) with the Trust, the Manager, Management Corp., Auto Company, affiliates of Auto Company, or with an officer of any such company, in an amount that exceeded $60,000.

INVESTMENT ADVISORY AGREEMENTS

BETWEEN THE TRUST AND THE MANAGER

   The Trust has an Investment Advisory and Management Services Agreement and a Transfer Agent Agreement with the Manager. The Trust also has entered into a Distribution Agreement with Management Corp. The Investment Advisory and Management Services Agreement and the Distribution Agreement may be continued beyond their current terms only so long as such continuance is specifically approved at least annually by the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Trust and, in either case, by vote of a majority of the Trustees who are not interested persons of any party to such agreement, except in their capacity as Trustees of the Trust, cast in person at a meeting called for the purpose of voting on such approval.

   In considering the approval of the continuation of the Investment Advisory and Management Services Agreement, the Board considered multiple factors. First, the Board of Trustees considered the quality of the advisory services provided by the Manager to the Funds. The Manager regularly provides analyses to the Board of Trustees with respect to how each Fund is performing relative to specified indices and relative to other funds with similar investment objectives. The Board of Trustees considered the profitability of the Investment Advisory and Management Services Agreement to the Manager. The Board of Trustees also considered the level of advisory fees charged by the Manager to the Trust compared to what other investment advisers charge other similar investment companies and concluded that the level of fees was appropriate.

   Relying on the factors discussed above, the Board of Trustees of the Trust approved the continuation of the Investment Advisory and Management Services Agreement at a Board meeting held in March 2003.

   The Investment Advisory and Management Services Agreement and the Distribution Agreement may be terminated upon 60 days' written notice by any of the parties to the agreement, or by a majority vote of the outstanding shares, and will terminate automatically upon its assignment by any party. There is a Service Agreement among the Trust, the Manager and Auto Company, and a Service Agreement among the Trust, Management Corp., and Auto Company.

   Since its inception in 1967, the Manager's principal business has been to act as investment adviser, transfer agent and dividend disbursing agent for the funds in the State Farm family of mutual funds.

   Pursuant to the Investment Advisory and Management Services Agreement, the
Manager: (1) acts as each Fund's investment adviser; (2) manages each Fund's investments; (3) administers each Fund's business affairs; (4) provides clerical personnel, suitable office space, necessary facilities and equipment and administrative services; and (5) permits its officers and employees to serve as trustees, officers and agents of the Trust, without compensation from the Trust, if duly elected or appointed.

   The Manager (under the supervision of the Board of Trustees) continuously furnishes an investment program for the Funds (other than the Small Cap Equity Fund, the International Equity Fund and the Equity Index Funds), is responsible for monitoring the performance of the Equity Index Funds, is responsible for managing the investments of such Funds, and has responsibility for making decisions governing whether to buy, sell or hold any particular security. In carrying out its obligations to manage the investment and reinvestment of the assets of these Funds, the Manager performs research and obtains and evaluates pertinent economic, statistical and financial data relevant to the investment policies of these Funds.

   The Investment Advisory and Management Services Agreement requires the Trust to pay: (1) the fees and expenses of independent auditors, legal counsel, the custodian, the transfer agent, the registrar, the dividend disbursing agent and Independent Trustees; and (2) the cost of preparing and distributing reports, notices and proxy materials to shareowners, brokerage commissions, interest, taxes, federal and state securities registration fees and membership dues in the Investment Company Institute or any similar organization. The Manager is required to pay all other Fund expenses.

   The Trust pays the Manager compensation in the form of an investment advisory and management services fee. The fee is based upon average daily net assets and is accrued daily and paid to the Manager quarterly at the following annual rates for each of the Funds:

             Equity Fund............... 0.60% of net assets
             Small Cap Equity Fund..... 0.80% of net assets
             International Equity Fund. 0.80% of net assets
             S&P 500 Index Fund........ 0.15% of net assets
             Small Cap Index Fund...... 0.25% of net assets
             International Index Fund.. 0.25% of net assets
             Equity and Bond Fund...... 0.40% of net assets
             Bond Fund................. 0.10% of net assets
             Tax Advantaged Bond Fund.. 0.10% of net assets
             Money Market Fund......... 0.10% of net assets

   The Manager has agreed not to be paid an investment advisory fee for performing services for the Equity and Bond Fund. The investment advisory and management services fee shown above for the Equity and Bond Fund is based on the fees that the Equity Fund and Bond Fund pay to the Manager, which has agreed to reimburse the Equity and Bond Fund for all other expenses incurred. The Manager will reimburse each Fund, if and to the extent, the Fund's total annual operating expenses exceed the following percentages of the Fund's average net assets.

             Equity Fund............... 0.70%
             Small Cap Equity Fund..... 0.90%
             International Equity Fund. 1.00%
             S&P 500 Index Fund........ 0.30%
             Small Cap Index Fund...... 0.45%
             International Index Fund.. 0.65%
             Equity and Bond Fund...... None
             Bond Fund................. 0.20%
             Tax Advantaged Bond Fund.. 0.20%
             Money Market Fund......... 0.20%

   The reimbursement arrangement set forth above and the reimbursement arrangement for the Equity and Bond Fund are voluntary and may be eliminated by the Manager at any time.

   As described below, the Manager has engaged Capital Guardian as the investment sub-adviser for the Small Cap Equity Fund and International Equity Fund.

   Pursuant to the Service Agreement, Auto Company provides the Manager with certain personnel, services and facilities to enable the Manager to perform its obligations to the Trust. The Manager reimburses Auto Company for such costs, direct and indirect, as are fairly attributable to the services performed and the facilities provided by Auto Company under the separate service agreement. Acacordingly, the Trust makes no payment to Auto Company under the Service Agreement.

   For calendar years 2001-2002 and for the period from the commencement of each Fund's operation through December 31, 2000, the Funds paid the following advisory fees to the Manager:

                                 Gross Fee Paid           Expense Reimbursement
                          -------------------------    -------------------------
                            2002     2001      2000      2002     2001      2000
                          -------- -------- -------    -------- -------- -------
Equity Fund.............. $449,677 $300,149 $47,610(1) $ 20,286 $ 33,719 $     0(1)
Small Cap Equity Fund.... $400,117 $383,653 $26,589(2) $ 39,759 $ 41,355 $ 2,499(2)
International Equity Fund $315.493 $340,576 $25,326(2) $196,080 $107,895 $11,090(2)
S&P 500 Index Fund....... $117,014 $ 77,428 $ 2,224(4) $ 51,088 $ 55,024 $29,118(4)
Small Cap Index Fund..... $147,798 $131,008 $ 3,758(4) $ 58,079 $ 69,752 $30,949(4)
International Index Fund. $102,308 $110,051 $ 3,562(4) $ 49,871 $ 64,814 $29,971(4)
Equity & Bond Fund....... $      0 $      0 $     0(1) $ 73,343 $ 62,138 $16,770(1)
Bond Fund................ $ 84,603 $ 54,952 $ 8,306(1) $  5,582 $ 15,058 $     0(1)
Tax Advantaged Bond Fund. $ 63,221 $ 54,541 $ 8,294(1) $  9,324 $  7,694 $     0(1)
Money Market Fund........ $ 26,289 $ 12,615 $   492(3) $ 30,490 $ 31,360 $ 5,542(3)

                                                 Net Fee
                                     ----------------------------
                                       2002      2001        2000
                                     --------  --------  --------
           Equity Fund.............. $429,391  $266,430  $ 47,610(1)
           Small Cap Equity Fund.... $360,358  $342,298  $ 24,090(2)
           International Equity Fund $119,413  $232,681  $ 14,236(2)
           S&P 500 Index Fund....... $ 65,926  $ 22,404  $(26,894)(4)
           Small Cap Index Fund..... $ 89,719  $ 61,256  $(27,191)(4)
           International Index Fund. $ 52,437  $ 45,237  $(26,409)(4)
           Equity & Bond Fund....... $(73,343) $(62,138) $(16,770)(1)
           Bond Fund................ $ 79,021  $ 39,894  $  8,306(1)
           Tax Advantaged Bond Fund. $ 53,897  $ 46,847  $  8,294(1)
           Money Market Fund........ $ (4,201) $(18,745) $ (5,050)(3)

--------
(1)Commenced operations on October 31, 2000
(2)Commenced operations on December 5, 2000
(3)Commenced operations on December 12, 2000
(4)Commenced operations on December 18, 2000

   The advisory fees are allocated to the different classes of shares pro-rata based on net assets.

   The Trust is responsible for payment of all expenses it may incur in its operation and all of its general administrative expenses except those expressly assumed by the Manager as described in the preceding paragraphs. These include (by way of description and not of limitation), any share redemption expenses, expenses of portfolio transactions, shareholder servicing costs, pricing costs (including the daily calculation of net asset value), interest on borrowings by the Trust, charges of the custodian and transfer agent, cost of auditing services, Independent Trustees' fees, legal expenses, all taxes and fees, investment advisory fees, certain insurance premiums, cost of maintenance of corporate existence, investor services (including allocable personnel and telephone expenses), costs of printing and mailing updated Trust prospectuses to shareholders, costs of preparing, printing, and mailing proxy statements and shareholder reports to shareholders, the cost of paying dividends, capital gains distribution, costs of

   Trustee and shareholder meetings, dues to trade organizations, and any extraordinary expenses, including litigation costs in legal actions involving the Trust, or costs related to indemnification of Trustees, officers and employees of the Trust.

   The Board of Trustees of the Trust determines the manner in which expenses are allocated among the Funds of the Trust. The Board allocates those expenses associated with a specific Fund to that Fund. Those expenses which are paid for the benefit of all the Funds are allocated pro-rata based upon each Fund's net assets.

   The Investment Advisory and Management Services Agreement also provide that the Manager shall not be liable to the Trust or to any shareholder for any error of judgment or mistake of law or for any loss suffered by the Trust or by any shareholder in connection with matters to which the such Agreements relate, except for a breach of fiduciary duty or a loss resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard on the part of the Manager in the performance of its duties thereunder.

BETWEEN BARCLAYS AND THE MASTER PORTFOLIOS

   Barclays is investment adviser to the Master Portfolios. Barclays is an indirect subsidiary of Barclays Bank PLC. Pursuant to Investment Advisory Contracts ("Master Portfolio Advisory Contracts") with the Master Fund, Barclays provides investment guidance and policy direction in connection with the management of the Master Portfolios' assets. Pursuant to the Master Portfolio Advisory Contracts, Barclays furnishes to the Master Fund's Boards of Trustees periodic reports on the investment strategy and performance of the Master Portfolios. The Master Portfolio Advisory Contracts are required to be approved annually (i) by the holders of a majority of the Master Fund's outstanding voting securities or by the Master Fund's Boards of Trustees and
(ii) by a majority of the Trustees of the Master Fund who are not parties to the Master Portfolio Advisory Contract or "interested persons" (as defined in the 1940 Act) of any such party. The Master Portfolio Advisory Contracts may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

   Barclays is entitled to receive monthly fees as compensation for its advisory services to each Master Portfolio as described below:

                Fund                                  Annual Management Fee
                ----                                  ---------------------

S&P 500 Index Master Portfolio...... 0.05% of average daily net assets
Russell 2000 Index Master Portfolio. 0.10% of average daily net assets, which includes a
                                     0.02% administrative fee
International Index Master Portfolio 0.25% of the average daily net assets up to $1 billion, which includes a 0.10% administrative fee, and
                                     0.17% of the average daily net assets thereafter,
                                     which includes a 0.07% administrative fee

   The Master Portfolio Advisory Contracts provide that the advisory fee is accrued daily and paid monthly. This advisory fee is an expense of the Master Portfolios borne proportionately by its interestholders, such as the Equity Index Funds. The administration fee is designed to compensate Barclays for custody costs and administration expenses.

   Barclays has agreed to provide to the Master Portfolios, among other things, money market security and fixed-income research, analysis and statistical and economic data and information concerning interest rate and security market trends, portfolio composition, credit conditions and average maturities of the Master Portfolio's investment portfolio.

BETWEEN THE MANAGER AND CAPITAL GUARDIAN

   Pursuant to the separate sub-advisory agreement described below, the Manager has engaged Capital Guardian as the investment sub-adviser to provide day-to-day portfolio management for the Small Cap Equity Fund and the International Equity Fund. Capital Guardian manages the investments of the Small Cap Equity Fund and the International Equity Fund, determining which securities or other investments to buy and sell for each, selecting the brokers and dealers to effect the transactions, and negotiating commissions. In placing orders for securities transactions, Capital Guardian follows the Manager's policy of seeking to obtain the most favorable price and efficient execution available.

   For its services, the Manager pays Capital Guardian an investment sub-advisory fee equal to a percentage of the average daily net assets of each of Small Cap Equity Fund and International Equity Fund at the rates set forth below. The fee is accrued daily and paid to Capital Guardian quarterly. The rates upon which the fee is based are as follows:

                                  Annual Management Fee, Based on Average
                  Fund                      Daily Net Assets
                  ----            ------------------------------------
        Small Cap Equity Fund.... On the first $25 million     --   0.75%
                                  $25 million to $50 million   --   0.60%
                                  $50 million to $100 million  --  0.425%
                                  Over $100 million            --  0.375%
                                                               --  -----
        International Equity Fund On the first $25 million     --   0.75%
                                  $25 million to $50 million   --   0.60%
                                  $50 million to $250 million  --  0.425%
                                                               --
                                                               --  -----
                                  Over $250 million            --  0.375%
                                                               --  -----

   In considering the approval of the continuation of the sub-advisory agreement, the Trust's Board of Trustees considered multiple factors. First, the Board of Trustees considered the quality of the advisory services provided by Capital Guardian to the Small Cap Equity Fund and the International Equity Fund. Capital Guardian regularly provides analyses to the Board of Trustees with respect to how each Fund is performing relative to specified indices and relative to other funds with similar investment objectives. The Board of Trustees also considered the level of advisory fees charged by Capital Guardian compared to what other investment advisers charge other similar investment companies and concluded that the level of fees was appropriate.

   The continuation of the sub-advisory agreement was approved for each of Small Cap Equity Fund and International Equity Fund by the Board of Trustees of the Trust (including a majority of Trustees who are not parties to such agreements or interested persons, as defined by the 1940 Act, of any such party) at a meeting held for that purpose in March of 2003. The sub-advisory agreement is not assignable and may be terminated without penalty upon 60 days written notice at the option of the Manager or Capital Guardian, or by the Board of Trustees of the Trust or by a vote of a majority of the outstanding shares of the class of stock representing an interest in the appropriate Fund. The sub-advisory agreement provides that it shall continue in effect for two years and can thereafter be continued for each Fund from year to year so long as such continuance is specifically approved annually (a) by the Board of Trustees of the Trust or by a majority of the outstanding shares of the Fund and (b) by a majority vote of the Trustees who are not parties to the agreement, or interested persons of any such party, cast in person at a meeting held for that purpose.

SECURITIES ACTIVITIES OF THE MANAGER, CAPITAL GUARDIAN AND BARCLAYS

   Securities held by the Trust may also be held by separate accounts or mutual funds for which the Manager, Barclays or Capital Guardian acts as an adviser, some of which may be affiliated with them. Because of different investment objectives, cash flows or other factors, a particular security may be bought by the Manager, Barclays or Capital Guardian for one or more of their clients, when one or more other clients are selling the same security. Pursuant to procedures adopted by the Board of Trustees, the Manager, Barclays or Capital Guardian may cause a Fund to buy or sell a security from another Fund or another account. Any such transaction would be executed at a price determined in accordance with those procedures and without sales commissions. Transactions executed pursuant to such procedures are reviewed by the Board of Trustees quarterly.

   If purchases or sales of securities for a Fund or other client of the Manager, Barclays or Capital Guardian arise for consideration at or about the same time, transactions in such securities will be allocated as to amount and price, insofar as feasible, for the Fund and other clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Manager, Barclays or Capital Guardian during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. It is the opinion of the Board of Trustees of the Trust, however, that the benefits available to the Trust outweigh any possible disadvantages that may arise from such concurrent transactions.

   On occasions when the Manager, Barclays or Capital Guardian (under the supervision of the Board of Trustees) deem the purchase or sale of a security to be in the best interests of the Trust as well as other accounts or companies, it may, to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be sold or purchased for the Trust with those to be sold or purchased for other accounts or companies in order to obtain favorable execution and low brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager, Barclays or Capital Guardian in the manner each considers to be most equitable and consistent with its fiduciary obligations to the Trust and to such other accounts or companies. In some cases this procedure may adversely affect the size of the position obtainable for a Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE

THE EQUITY FUND, EQUITY AND BOND FUND, BOND FUND, TAX ADVANTAGED BOND FUND AND MONEY MARKET FUND.

   As described above, the Manager determines which securities to buy and sell for these Funds, selects brokers and dealers to effect the transactions, and negotiates commissions. Transactions in equity securities will usually be executed through brokers who will receive a commission paid by the Fund. Fixed income securities are generally traded with dealers acting as principals for their own accounts without a stated commission. The dealer's margin is reflected in the price of the security. Money market obligations may be traded directly with the issuer. Underwritten offerings of stock may be purchased at a fixed price including an amount of compensation to the underwriter.

   In placing orders for securities transactions, the Manager's policy is to attempt to obtain the most favorable price and efficient execution available. These entities, subject to the review of the Trust's Board of Trustees, may pay higher than the lowest possible commission on agency trades, not principal trades, to obtain better than average execution of transactions and/or valuable investment research information described below, if, in their opinion, improved execution and investment research information will benefit the performance of each of the Funds.

   When selecting broker-dealers to execute portfolio transactions, the Manger considers factors including the rate of commission or size of the broker-dealer's "spread", the size and difficulty of the order, the nature of the market for the security, the willingness of the broker-dealer to position, the reliability, financial condition and general execution and operational capabilities of the broker-dealer, and the research, statistical and economic data furnished by the broker-dealer to the Manager. In some cases, the Manager may use such information to advise other investment accounts that it advises. Brokers or dealers which supply research may be selected for execution of transactions for such other accounts, while the data may be used by the Manager in providing investment advisory services to the Fund. In addition, the Manager may select broker-dealers to execute portfolio transactions who are affiliated with the Fund or the Manager. However, all such directed brokerage will be subject to the Manager's policy to attempt to obtain the most favorable price and efficient execution possible.

   During the fiscal years ended December 31, 2000, December 31, 2001 and December 31, 2002, the Equity Fund, Equity and Bond Fund, Bond Fund, Tax Advantaged Bond Fund and Money Market Fund paid brokerage commissions of:

                                          2000    2001    2002
                                         ------- ------- -------
                Equity Fund............. $31,275 $11,122 $43,405
                Equity and Bond Fund.... $     0 $     0 $     0
                Bond Fund............... $     0 $     0 $     0
                Tax Advantaged Bond Fund $     0 $     0 $     0
                Money Market Fund....... $     0 $     0 $     0

EQUITY INDEX FUNDS

   Barclays assumes general supervision over placing orders on behalf of each Master Portfolio for the purchase or sale of portfolio securities. Allocation of brokerage transactions, including their frequency, is made in the best judgment of Barclays and in a manner deemed fair and reasonable to shareholders. In executing portfolio transactions and selecting brokers or dealers, Barclays seeks to obtain the best overall terms available for each Master Portfolio. In assessing the best overall terms available for any transaction, Barclays considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. The primary consideration is prompt execution of orders at the most favorable net price. Certain of the brokers or dealers with whom the Master Portfolios may transact business offer commission rebates to the Master Portfolios. Barclays considers such rebates in assessing the best overall terms available for any transaction. The overall reasonableness of brokerage commissions paid is evaluated by Barclays based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.

   S&P 500 INDEX MASTER PORTFOLIO. Brokers also are selected because of their ability to handle special executions such as are involved in large block trades or broad distributions, provided the primary consideration is met. Portfolio turnover may vary from year to year, as well as within a year. Portfolio turnover rates over 100%, although unexpected, may result in comparatively greater brokerage expenses. Barclays may from time to time execute trades on behalf of and for the account of the Master Portfolios with brokers or dealers that are affiliated with Barclays.

   During the three-year period January 1, 2000 to December 31, 2002, the S&P 500 Index Fund, the Small Cap Index Fund, and the International Index Fund paid no brokerage commissions, although the Master Portfolios in which these Funds invest paid brokerage commissions.

SMALL CAP EQUITY FUND AND INTERNATIONAL EQUITY FUND

   Capital Guardian strives to obtain the best available prices in its portfolio transactions taking into account the costs and quality of executions. When, in the opinion of Capital Guardian, two or more brokers (either directly or through their correspondent clearing agents) are in a position to obtain the best price and execution, preference may be given to brokers who have provided investment research, statistical, or other related services to Capital Guardian. This research may be used for other Capital Guardian clients in addition to the Funds. The Funds do not consider that they have an obligation to obtain the lowest available commission rate to the exclusion of price, service and qualitative considerations.

   The Small Cap Equity Fund and the International Equity Fund paid the following brokerage commissions during the calendar years indicated below:

                                          2000    2001    2002
                                         ------- ------- -------
               Small Cap Equity Fund.... $48,299 $34,164 $93,809
               International Equity Fund $91,150 $34,584 $42,320

PORTFOLIO TURNOVER

   Because of the Equity Fund's, Small Cap Equity Fund's and International Equity Fund's flexibility of investment and emphasis on growth of capital, these Funds may have greater portfolio turnover than that of mutual funds that have primary objectives of income or maintenance of a balanced investment position. The Equity and Bond Fund's portfolio turnover is expected to be low. The Equity and Bond Fund will purchase or sell securities to: (i) accommodate purchases and sales of its shares; (ii) change the percentages of its assets invested in each of the underlying Funds in response to market conditions; and
(iii) maintain or modify the allocation of its assets among the underlying Funds within the percentage limits described in the Prospectus.

   Consistent with the Equity Index Funds' investment objectives, each will attempt to minimize portfolio turnover. There are no fixed limitations regarding the portfolio turnover rate for the Bond Fund, and securities initially satisfying the objectives and policies of this Fund may be disposed of when they are no longer deemed suitable.

   In periods of relatively stable interest rate levels, Tax Advantaged Bond Fund does not expect its annual portfolio turnover rate to exceed 50% for issues with maturities longer than one year at the time of purchase. In years of sharp fluctuations in interest rates, however, the annual portfolio turnover rate may exceed 50%. Most of the sales in the Fund's portfolio will occur when the proportion of securities owned with longer term maturities is reduced in anticipation of a bond market decline (rise in interest rates), or increased in anticipation of a bond market rise (decline in interest rates). The rate of portfolio turnover will not be a limiting factor and, accordingly, will always be incidental to transactions undertaken with the view of achieving the Fund's investment objective.

   Since short term instruments are excluded from the calculation of a portfolio turnover rate, no meaningful portfolio turnover rate can be estimated or calculated for the Money Market Fund. Turnover rates may vary greatly from year to year as well as within a particular year and may also be affected by cash requirements for redemptions of a Fund's shares and by requirements, the satisfaction of which enable the Trust to receive certain favorable tax treatment.

DETERMINATION OF NET ASSET VALUE

   The Net Asset Value (NAV) for each Fund is determined as of the time of the close of regular session trading on the New York Stock Exchange ("NYSE") (currently at 4:00 p.m., Eastern Time), on each day when the NYSE is open for business. Shares of the Funds will not be priced on days when the NYSE is closed.

ALL FUNDS EXCEPT MONEY MARKET FUND

   Equity securities (including common stocks, preferred stocks, convertible securities and warrants) and call options written on all portfolio securities, listed or traded on a national exchange are valued at their last sale price on that exchange prior to the time when assets are valued. In the absence of any exchange sales on that day, such securities are valued at the last sale price on the exchange on which it is traded. Securities traded only on over-the-counter markets generally are valued at the closing bid price.

   Debt securities traded on a national exchange are valued at their last sale price on that exchange prior to the time when assets are valued, or, lacking any sales, at the last reported bid price. Debt securities other than money market instruments traded in the over-the-counter market are valued at the last reported bid price or at yield equivalent as obtained from one or more dealers that make markets in the securities. If the market quotations described above are not available, debt securities, other than short-term debt securities, may be valued at a fair value as determined by one or more independent pricing services (each, a "Service"). The Service may use available market quotations and employ electronic data processing techniques and/or a matrix system to determine valuations. Each Service's procedures are reviewed by the officers of the Trust under the general supervision of the Boards of Trustees of the Trust and the Master Fund.

   Money market instruments held with a remaining maturity of 60 days or less (other than U.S. Treasury bills) are generally valued on an amortized cost basis. Under the amortized cost basis method of valuation, the security is initially valued at its purchase price (or in the case of securities purchased with more than 60 days remaining to maturity, the market value on the 61st day prior to maturity), and thereafter by amortizing any premium or discount uniformly to maturity. If for any reason the amortized cost method of valuation does not appear to fairly reflect the fair value of any security, a fair value will be determined in good faith by or under the direction of the Boards of Trustees of the Trust or the Master Fund, as the case may be, as in the case of securities having a maturity of more than 60 days.

   Securities that are primarily traded on foreign securities exchanges are generally valued at the last sale price on the exchange where they are primarily traded. All foreign securities traded on the over-the-counter market are valued at the last sale quote, if market quotes are available, or the last reported bid price if there is no active trading in a particular security on a given day. Quotations of foreign securities in foreign currencies are converted, at current exchange rates, to their U.S. dollar equivalents in order to determine their current value. Forward currency contracts are valued at the current cost of offsetting the contract. Because foreign securities (other than American Depositary Receipts) are valued as of the close of trading on various exchanges and over-the-counter markets throughout the world, the net asset value of Funds investing in foreign securities generally includes values of foreign securities held by those Funds that were effectively determined several hours or more before the time NAV is calculated. In addition, foreign securities held by Funds may be traded actively in securities markets which are open for trading on days when the Funds do not calculate their net asset value. Accordingly, there may be occasions when a Fund holding foreign securities does not calculate its net asset value but when the value of such Fund's portfolio securities is affected by such trading activity.

   The Funds monitor for significant events in foreign markets. A Fund may price a non-U.S. security it holds at a fair value determined according to procedures adopted by the board of the Trust if it appears that the value of the security has been materially affected by events occurring between the close of the primary market or exchange on which the security is traded and the time for computing net asset value.

   Exchange listed options that are written or purchased by a Fund are valued on the primary exchange on which they are traded. Over-the-counter options written or purchased by a Fund are valued based upon prices provided by market-makers in such securities. Exchange-traded financial futures contracts are valued at their settlement price established each day by the board of trade or exchange on which they are traded.

   Securities for which market quotations are not readily available, or for which the procedures described above do not produce a fair value, are valued at a fair value as determined in good faith in accordance with procedures approved by the Boards of Trustees of the Trust or the Master Fund, as the case may be. The effect of this will be that NAV will not be based on the last quoted price on the security, but on a price with the Board of Trustees or its delegate believes reflects the current and true price of the security.

MONEY MARKET FUND

   All of the assets of the Money Market Fund are valued on the basis of amortized cost in an effort to maintain a constant net asset value of $1.00 per share. The Board of Trustees of the Trust has determined this to be in the best interests of the Money Market Fund and its shareholders. Under the amortized cost method of valuation, securities are valued at cost on the date of their acquisition, and thereafter as adjusted for amortization of premium or accretion of discount, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods in which value as determined by amortized cost is higher or lower than the price the Fund would receive if it sold the security. During such periods, the quoted yield to investors may differ somewhat from that obtained by a similar fund or portfolio which uses available market quotations to value all of its portfolio securities.

   The Board has established procedures reasonably designed, taking into account current market conditions and the Money Market Fund's investment objectives, to stabilize the net asset value per share for purposes of sales and redemptions at $1.00. These procedures include review by the Board, at such intervals as it deems appropriate, to determine the extent, if any, to which the net asset value per share calculated by using available market quotations deviates from $1.00 per share. In the event such deviation should exceed one half of one percent, the Board will promptly consider initiating corrective action. If the Board believes that the extent of any deviation from a $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce these consequences to the extent reasonably practicable. Such steps may include: selling portfolio securities prior to maturity; shortening the average maturity of the portfolio; withholding or reducing dividends; or utilizing a net asset value per share determined from available market quotations. Even if these steps were taken, the Money Market Fund's net asset value might still decline.

GENERAL

   Computation of NAV (and the sale and redemption of fund shares) may be suspended or postponed during any period when (a) trading on the NYSE is restricted, as determined by the Commission, or the NYSE is closed for other than customary weekend and holiday closings, (b) the Commission has by order permitted such suspension, or (c) an emergency, as determined by the Commission, exists making disposal of portfolio securities or valuation of the net assets of the funds not reasonably practicable.

PERFORMANCE INFORMATION

   The Institutional Class of shares commenced investment operations in the Equity Fund and in the Bond Fund on November 1, 2001. The Institutional Class of shares commenced investment operations in the other eight Funds offered in the Prospectus and this SAI on February 28, 2002. Because as of December 31, 2002 only the Equity Fund and the Bond Fund have performance information for at least one calendar year, performance information for the other eight Funds below is shown for the Class A and Class B shares of those eight Funds. The performance information for the Equity Fund and the Bond Fund below is the performance information for the Institutional Class of shares.

   Institutional Class shares invest in the same portfolio of securities as Class A and Class B shares, and the returns of the Institutional Class shares will be substantially similar to the returns of Class A and Class B shares. The annual returns of the three classes of shares will vary only to the extent that the classes are subject to different sales loads and are subject to different levels of expenses.

   Each Fund provides information on its "Average Annual Total Return" in the Trust's annual reports to shareowners and in advertising and sales literature. "Average Annual Total Return" is the average annual compounded rate of change in value represented by the percentage change in value during a period of an investment in shares of the Fund, including the value of shares acquired through reinvestment of all dividends and capital gains distributions for the period. Average Annual Total Return is computed as follows:

                       P (1 + T) to the power of n = ERV

             Where: P =   a hypothetical initial payment of $1000.
                    T =   average annual total return.
                    n =   number of years.

   ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion). In computing Average Annual Total Returns for Class A shares the maximum initial sales load of 3% is deducted from the initial $1,000 payment. In computing Average Annual Total Returns for Class B shares, the applicable maximum deferred sales load is deducted from the ending redeemable value.

   Each Fund provides information on its "Average Annual Total Return (After Taxes on Distribution)" in advertising and sales literature. "Average Annual Total Return (After Taxes on Distributions)" is the average annual compounded rate of change in value represented by the percentage change in value during a period of an investment in shares of the Fund, including the value of shares acquired through reinvestment of all dividends and capital gains distributions for the period, after taxes on fund distributions but not after taxes on redemptions. To determine these figures, all income, short-term capital gain distributions, and long-term capital gain distributions are assumed to have been taxed at the highest marginal individualized federal tax rate then in effect. Those maximum tax rates are applied to distributions prior to reinvestment and the after-tax portion is assumed to have been reinvested in the Fund. State and local taxes are ignored. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. Average Annual Total Return (After Taxes on Distributions) is computed as follows:

                    P (1 + T) to the power of n = ATV\\D\\

    Where: P =   a hypothetical initial payment of $1000.
           T =   average annual total return (after taxes on distributions).
           n =   number of years.

   ATV\\D\\ = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption. In computing Average Annual Total Returns (After Taxes on Distributions) for Class A shares the maximum initial sales load of 3% is deducted from the initial $1,000 payment.

   Each Fund provides information on its "Average Annual Total Return (After Taxes on Distribution and Redemption)" in advertising and sales literature. "Average Annual Total Return (After Taxes on Distributions and Redemption)" is the average annual compounded rate of change in value represented by the percentage change in value during a period of an investment in shares of the Fund, including the value of shares acquired through reinvestment of all dividends and capital gains distributions for the period, after taxes on fund distributions and redemptions. Average Annual Total Return (After Taxes on Distributions and Redemption) is computed as follows:

                            P(1 + T)/n/ = ATV\\DR\\

Where: P =   a hypothetical initial payment of $1,000.
       T =   average annual total return (after taxes on distributions and redemption).
       n =   number of years.

   ATV\\DR\\ = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption. In computing Average Annual Total Returns (After Taxes on Distributions and Redemption) for Class A shares the maximum initial sales load of 3% is deducted from the initial $1,000 payment.

   The Trust also may from time to time quote or otherwise use year-by-year total return, cumulative total return and yield information for the Funds in advertisements, shareholder reports or sales literature. Year-by-year total return and cumulative total return for a specified period are each derived by calculating the percentage rate required to make a $1,000 investment in a Fund (assuming that all distributions are reinvested) at the beginning of such period equal to the actual total value of such investment at the end of such period.

   Except for the Money Market Fund, which has its own methods for calculating yields (see below), each Fund may also show its performance in the form of "yield" or "taxable equivalent yield." In accordance with a standardized method prescribed by rules of the SEC, yield is computed by dividing the net investment income per share earned during the specified one month or 30-day period by the maximum offering price per share on the last day of the period, according to the following formula:

                  Yield = 2 [ ( a-b + 1) to the power of 6-1]
                                         cd

                                  Where: a = Dividends and interest earned during the period;

                                         b = Expenses accrued for the period (net of reimbursements);

                                         c = The average daily number of shares outstanding during the period that were entitle receive dividends; and

                                         d = The maximum offering price per share on the last day of the period.

   In computing yield, the Funds follow certain standardized accounting practices specified by SEC rules. These practices are not necessarily consistent with those that the Funds use to prepare their annual and interim financial statements (in conformity with generally accepted accounting principles). Thus, yield may not equal the income paid to shareholders or the income reported in a Fund's financial statements.

   Taxable equivalent yield is computed by dividing that portion of the yield that is tax-exempt by the remainder of one minus the stated federal income tax rate, taking into account the deductibility of state taxes for federal income tax purposes, and adding the quotient to that portion, if any, of the yield that is not tax exempt.

   Performance figures quoted by a Fund are not necessarily indicative of future results. Each Fund's performance is a function of conditions in the securities markets, portfolio management and operating expenses. Although information about past performance is useful in reviewing a Fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods. The performance of a Fund may be compared to mutual fund industry indexes or averages, such as the S&P 500 Index.

   The tables below reflect the average annual total returns (before and after taxes) for the named class of shares for each Fund other than the Money Market Fund for the periods (i) commencement of investment operations * to December 31, 2002, and (ii) for the 1-year period ending December 31,2002.:

                                                          Institutional Class
                                                          -----------------
                                                            Since
Equity Fund                                               Inception*  1 Year
-----------                                               ----------  ------
Return Before Taxes......................................   -12.52%   -18.35%
Return After Taxes on Distributions......................   -12.85%   -18.62%
Return After Taxes on Distributions & Sale of Fund Shares   -10.14%   -14.81%

                                                               Class A             Class B
                                                          -----------------   -----------------
                                                            Since               Since
Small Cap Equity Fund                                     Inception*  1 Year  Inception* 1 Year
---------------------                                     ----------  ------  ---------- ------
Return Before Taxes......................................   -15.10%   -28.40%   -15.34%  -28.75%
Return After Taxes on Distributions......................   -15.13%   -28.40%       --       --
Return After Taxes on Distributions & Sale of Fund Shares   -11.88%   -22.72%       --       --


                                                               Class A            Class B
                                                          -----------------  -----------------
                                                            Since              Since
International Equity Fund                                 Inception* 1 Year  Inception* 1 Year
-------------------------                                 ---------- ------  ---------- ------
Return Before Taxes......................................   -18.99%  -19.65%   -19.22%  -20.04%
Return After Taxes on Distributions......................   -19.23%  -20.11%       --       --
Return After Taxes on Distributions & Sale of Fund Shares   -14.95%  -15.95%       --       --

                                                               Class A            Class B
                                                          -----------------  -----------------
                                                            Since              Since
S&P 500 Index Fund                                        Inception* 1 Year  Inception* 1 Year
------------------                                        ---------- ------  ---------- ------
Return Before Taxes......................................   -18.84%  -24.94%   -19.07%  -25.30%
Return After Taxes on Distributions......................   -19.03%  -25.13%       --       --
Return After Taxes on Distributions & Sale of Fund Shares   -14.80%  -20.04%       --       --

                                                               Class A             Class B
                                                          -----------------   -----------------
                                                            Since               Since
Small Cap Index Fund                                      Inception*  1 Year  Inception* 1 Year
--------------------                                      ----------  ------  ---------- ------
Return Before Taxes......................................    -9.81%   -23.43%   -10.02%  -23.72%
Return After Taxes on Distributions......................   -10.23%   -23.55%       --       --
Return After Taxes on Distributions & Sale of Fund Shares    -7.92%   -18.78%       --       --

                                                               Class A             Class B
                                                          -----------------   -----------------
                                                            Since               Since
International Index Fund                                  Inception*  1 Year  Inception* 1 Year
------------------------                                  ----------  ------  ---------- ------
Return Before Taxes......................................   -19.98%   -19.54%   -20.22%  -20.01%
Return After Taxes on Distributions......................   -20.21%   -19.90%       --       --
Return After Taxes on Distributions & Sale of Fund Shares   -15.69%   -15.80%       --       --

                                                               Class A             Class B
                                                          -----------------   -----------------
                                                            Since               Since
Equity and Bond Fund                                      Inception*  1 Year  Inception* 1 Year
--------------------                                      ----------  ------  ---------- ------
Return Before Taxes......................................    -8.06%   -10.71%    -8.18%  -10.96%
Return After Taxes on Distributions......................    -8.98%   -11.41%       --       --
Return After Taxes on Distributions & Sale of Fund Shares    -6.81%    -8.90%       --       --

                                                          Institutional Class
                                                          -----------------
                                                            Since
Bond Fund                                                 Inception*  1 Year
---------                                                 ----------  ------
Return Before Taxes......................................     6.10%     9.69%
Return After Taxes on Distributions......................     3.69%     7.39%
Return After Taxes on Distributions & Sale of Fund Shares     3.68%     6.60%

                                                               Class A             Class B
                                                          -----------------   -----------------
                                                            Since               Since
Tax Advantaged Bond Fund                                  Inception*  1 Year  Inception* 1 Year
------------------------                                  ----------  ------  ---------- ------
Return Before Taxes......................................     6.11%     8.25%     6.04%    8.20%
Return After Taxes on Distributions......................     6.11%     8.25%       --       --
Return After Taxes on Distributions & Sale of Fund Shares     5.72%     7.41%       --       --

   For the period ending December 31, 2002, the following Funds had the following 30-day yields:

                                              Institutional
                                                  Class
                                              -------------
                     Equity and Bond Fund....     2.18%
                     Bond Fund...............     4.10%%
                     Tax Advantaged Bond Fund     3.67%

           *DATE INVESTMENT OPERATIONS COMMENCED IN CLASS A/B SHARES

Date      10/31/2000             12/05/2000              12/12/2000          12/18/2000
----      ----------             ----------              ----------          ----------
         Equity Fund        Small Cap Equity Fund    Money Market Fund   S&P 500 Index Fund
     Equity and Bond Fund International Equity Fund Small Cap Index Fund
          Bond Fund       International Index Fund
        Tax Advantaged
          Bond Fund

      *DATE INVESTMENT OPERATIONS COMMENCED IN INSTITUTIONAL CLASS SHARES

                   Date  11/1/2001          2/28/2002
                   ----  ---------          ---------
                        Equity Fund   Small Cap Equity Fund

                         Bond Fund  International Equity Fund
                                      Equity and Bond Fund
                                        Money Market Fund
                                      Small Cap Index Fund
                                       S&P 500 Index Fund
                                            Bond Fund
                                    Tax Advantaged Bond Fund

   The Trust makes available various yield quotations with respect to shares of each class of the Money Market Fund. Each of these amounts is calculated based on the seven-day period ending on a particular day. Current yield for a class of shares in the Money Market Fund is computed by calculating the net change in value, exclusive of capital changes, of a hypothetical account having a balance of one share at the beginning of the period, dividing the net change in value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by 365/7, with the resulting yield figure carried to the nearest hundredth of one percent. The net change in value of an account consists of the value of additional shares purchased with dividends from the original share purchase plus dividends declared on both the original share and any such additional shares (not including realized gains or losses and unrealized appreciation or depreciation) less applicable expenses. The Trust also calculates effective yields for each class of the Money Market Fund. Effective yield is calculated in a similar fashion to current yield, except that the base period return is compounded by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result according to the following formula:

    EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1) to the power of 365/7] - 1

   Current and effective yield for the Money Market Fund will fluctuate from time to time, unlike bank deposits or other investments that pay a fixed yield for a stated period of time, and do not provide a basis for determining future yields.

   The yields of the Institutional Class shares of the Money Market Fund for the seven-day period ended December 31, 2002 were:

Current yield.. 1.1682%
Effective yield 1.1749%

   Any performance data quoted for a Fund will represent historical performance and the investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than original cost.

   From time to time the Trust may publish an indication of the Funds' past performance as measured by independent sources such as (but not limited to) Lipper, Inc., Weisenberger Investment Companies Service, Donoghue's Money Fund Report, Barron's, Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Personal Investor, Sylvia Porter's Personal Finance and The Wall Street Journal. The Trust may also advertise information which has been provided to the NASD for publication in regional and local newspapers. In addition, the Trust may from time to time advertise its performance relative to certain indices and benchmark investments, including (a) the Lipper, Inc. Mutual Fund Performance Analysis, Fixed-Income Analysis and Mutual Fund Indices (which measure total return and average current yield for the mutual fund industry and rank mutual fund performance); (b) the CDA Mutual Fund Report published by CDA Investment Technologies, Inc. (which analyzes price, risk and various measures of return for the mutual fund industry); (c) the Consumer Price Index published by the U.S. Bureau of Labor Statistics (which measures changes in the price of goods and services); (d) Stocks, Bonds, Bills and Inflation published by Ibbotson Associates (which provides historical performance figures for stocks, government securities and inflation); (e) the Hambrecht & Quist Growth Stock Index; (f) the NASDAQ OTC Composite Prime Return; (g) the Russell Midcap Index; (h) the Russell 2000 Index-Total Return;
(i) the ValueLine Composite-Price Return; (j) the Wilshire 4600 Index; (k) the Salomon Brothers' World Bond Index (which measures the total return in U.S. dollar terms of government bonds, Eurobonds and foreign bonds of ten countries, with all such bonds having a minimum maturity of five years); (1) the Shearson Lehman Brothers Aggregate Bond Index or its component indices (the Aggregate Bond Index measures the performance of Treasury, U.S. Government agencies, mortgage and Yankee bonds); (m) the S&P Bond indices (which measure yield and price of corporate, municipal and U.S. Government bonds); (n) the J.P. Morgan Global Government Bond Index; (o) Donoghue's Money Market Fund Report (which provides industry averages of 7-day annualized and compounded yields of taxable, tax-free and U.S. Government money market funds); (p) other taxable investments including certificates of deposit, money market deposit accounts, checking accounts, savings accounts, money market mutual funds and repurchase agreements; (q) historical investment data supplied by the research departments of Goldman Sachs, Lehman Brothers, First Boston Corporation, Morgan Stanley (including EAFE "Free"), Salomon Brothers, Merrill Lynch, Donaldson Lufkin and Jenrette or other providers of such data; (r) the FT-Actuaries Europe and Pacific Index; (s) mutual fund performance indices published by Variable Annuity Research & Data Service; and (t) mutual fund performance indices published by Morningstar, Inc. The composition of the investments in such indices and the characteristics of such benchmark investments are not identical to, and in some cases are very different from, those of a Fund's portfolio. These indices and averages are generally unmanaged and the items included in the calculations of such indices and averages may be different from those of the equations used by the Trust to calculate a Fund's performance figures.

   The Trust may from time to time summarize the substance of discussions contained in shareholder reports in advertisements and publish the views as to markets of the Manager, Barclays or Capital Guardian, the rationale for a Fund's investments and discussions of the Fund's current asset allocation.

   From time to time, advertisements or information may include a discussion of certain attributes or benefits to be derived by an investment in a particular Fund. Such advertisements or information may include symbols, headlines or other material which highlight or summarize the information discussed in more detail in the communication.

   Such performance data will be based on historical results and will not be intended to indicate future performance. The total return or yield of a Fund will vary based on market conditions, portfolio expenses, portfolio investments and other factors. The value of a Fund's shares will fluctuate and your shares may be worth more or less than their original cost upon redemption.

PURCHASE AND REDEMPTION OF FUND SHARES

   Purchases of Fund shares are discussed fully in the Prospectus under the heading "Shareholder Information--How to Buy Shares." Redemptions of Fund Shares are discussed fully in the Prospectus under the heading "Shareholder Information--How to Redeem Fund Shares."

   Each Fund reserves the right, in its sole discretion, to reject purchases when, in the judgment of the Manager, the purchase would not be in the best interest of the Fund.

   SYSTEMATIC WITHDRAWAL PLAN. The Systematic Withdrawal Plan ("SWP") is designed to provide a convenient method of receiving fixed payments at regular intervals from shares deposited by the applicant under the SWP. Periodic checks of $100 or more will be sent to the applicant, or any person designated by him, monthly, quarterly or annually.

   Any income dividends or capital gains distributions on shares under the SWP will be credited to the SWP account on the payment date in full and fractional shares at the net asset value per share in effect on the record date.

   SWP payments are made from the proceeds of the redemption of shares deposited in a SWP account. Redemptions are potentially taxable transactions to shareholders. To the extent that such redemptions for periodic withdrawals exceed dividend income reinvested in the SWP account, such redemptions will reduce and ultimately may exhaust the number of shares deposited in the SWP account. In addition, the amounts received by a shareholder cannot be considered as an actual yield or income on his or her investment because part of such payments may be a return of his or her capital.

   The SWP may be terminated at any time (1) by written notice to the Fund or from the Fund to the shareholder; (2) upon receipt by the Fund of appropriate evidence of the shareholder's death; or (3) when all shares under the SWP have been redeemed.

   SPECIAL REDEMPTIONS. Although it would not normally do so, each Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Board of Trustees of the Trust. When the shareholder sells portfolio securities received in this fashion, he would incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Funds have elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which each Fund is obligated to redeem shares solely in cash up to $500,000 of the applicable Fund during any 90 day period for any one account.

   SUSPENSION OF REDEMPTIONS. A Fund may not suspend a shareholder's right of redemption, or postpone payment for a redemption for more than seven days, unless the NYSE is closed for other than customary weekends or holidays, or trading on the NYSE is restricted, or for any period during which an emergency exists as a result of which (1) disposal by a Fund of securities owned by it is not reasonably practicable, or (2) it is not reasonably practicable for a Fund to fairly determine the value of its assets, or for such other periods as the Commission may permit for the protection of investors.

DISTRIBUTION EXPENSES


   Management Corp. serves as the principal underwriter for the Trust pursuant to a Distribution Agreement which has been approved by the Board of Trustees of the Trust. Management Corp. is a registered broker-dealer and a member of the National Association of Securities Dealers, Inc. ("NASD"). Class A and Class B shares of each Fund will be continuously offered and will be sold by registered representatives of Management Corp. which receives sales charges and distribution plan fees from Class A and Class B shares of each Fund under the Distribution Agreement. Institutional class shares do not have a sales charge, and the Institutional class of shares is merely made available to eligible investors for purchase by Management Corp. as contrasted with Class A and Class B shares which are actively marketed by registered representatives of Management Corp.



   Management Corp. uses the sales charges and 12b-1 distribution plan fees it collects from each Fund to pay cash and non-cash compensation to its registered representatives for their services. Registered representatives who sell Class A shares receive as direct compensation for their services approximately 75% of the sales charges imposed. Even though Management Corp. receives no upfront sales charge when an investor purchases Class B shares, Management Corp. pays it registered representatives the same amount for selling Class B shares as it pays those persons for selling Class A shares. In the case of Class B shares, Management Corp. finances the commissions payable to its registered representatives by paying commissions when Fund shares are sold and by using future and anticipated contingent deferred sales charges and 12b-1 distribution fees to recoup the initial commission expense.



   In addition to paying commissions directly to its registered representatives for selling Fund shares and for providing other shareholder services, Management Corp. may, in its discretion, pay other cash and non-cash compensation to such persons for their services, including, but not limited to, cash bonuses, prizes, awards and trips. The aggregate amount of direct and indirect compensation paid by Management Corp. to its registered representatives for selling Fund shares may, over short or extended periods of time, exceed the aggregate amount of sales charges and distribution plan fees that Management Corp. receives from the Trust.


   Management Corp. bears all the expenses of providing services pursuant to the Distribution Agreement, including the payment of the expenses relating to the distribution of Prospectuses for sales purposes as well as any advertising or sales literature. The Trust bears the expenses of registering its shares with the Commission and paying the fees required to be paid by state regulatory authorities. The Distribution Agreement continues in effect for two years from initial approval and for successive one-year periods thereafter, provided that each such continuance is specifically approved (i) by vote of a majority of the Board of Trustees of the Trust, including a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party, (as the term interested person is defined in the 1940 Act); or (ii) by the vote of a majority of the outstanding voting securities of a Fund. Management Corp. is not obligated to sell any specific amount of shares of any Fund.

   Management Corp.'s business and mailing address is One State Farm Plaza, Bloomington, Illinois 61710. Management Corp. was organized as a Delaware corporation in November 1996 and is a wholly-owned subsidiary of Auto Company.


   Management Corp., as principal underwriter for the Funds, receives underwriting commissions from the Funds in the form of front-end sales charges and contingent deferred sales charges, and the underwriting commissions paid by the Funds to Management Corp. during the previous three calendar years are reflected in the chart below. Management Corp. sells Fund shares through its registered representatives and does not appoint other brokers or dealers to sell Fund shares. Accordingly, Management Corp. retains 100% of the underwriting commissions received from the Funds.

        Underwriting Commissions Paid by the Funds to Management Corp.,


               the Trust's Distributor and Principal Underwriter



                                                                   Aggregate
                                              Compensation on    Underwriting
                                               Redemption or  Commissions (Front-    Aggregate
                                                Repurchase     End Sales Charges    Underwriting
                                   Front-End    (Contingent     plus Contingent     Commissions
Calendar                             Sales    Deferred Sales    Deferred Sales      Retained by
  Year             Fund             Charges      Charges)          Charges)       Management Corp.
-------- ------------------------- ---------- --------------- ------------------- ----------------
 2000*   Equity Fund..............          0           0                  0                  0
 2001    Equity Fund.............. $  115,857     $ 1,840         $  117,697         $  117,697
 2002    Equity Fund..............    447,959      14,306            462,266            462,266

 2000*   Small Cap Equity Fund....          0           0                  0                  0
 2001    Small Cap Equity Fund....     33,881         367             34,248             34,248
 2002    Small Cap Equity Fund....    172,270       4,227            176,497            176,497

 2000*   International Equity Fund          0           0                  0                  0
 2001    International Equity Fund     22,450         169             22,619             22,619
 2002    International Equity Fund     74,856       2,084             76,940             76,940

 2000*   S&P 500 Index Fund.......          0           0                  0                  0
 2001    S&P 500 Index Fund.......    192,491       3,043            195,534            195,534
 2002    S&P 500 Index Fund.......  1,036,690      29,358          1,066,048          1,066,048

 2000*   Small Cap Index Fund.....          0           0                  0                  0
 2001    Small Cap Index Fund.....     42,560       1,394             43,955             43,955
 2002    Small Cap Index Fund.....    287,769       7,029            294,798            294,798

 2000*   International Index Fund.          0           0                  0                  0
 2001    International Index Fund.     24,810         142             24,951             24,951
 2002    International Index Fund.    102,712       4,056            106,768            106,768

 2000*   Equity and Bond Fund.....          0           0                  0                  0
 2001    Equity and Bond Fund.....    136,606       1,534            138,140            138,140
 2002    Equity and Bond Fund.....    576,106      22,366            598,472            598,472

 2000*   Bond Fund................          0           0                  0                  0
 2001    Bond Fund................     96,161         562             96,723             96,723
 2002    Bond Fund................    653,220      16,737            669,957            669,957

 2000*   Tax Advantaged Bond Fund.          0           0                  0                  0
 2001    Tax Advantaged Bond Fund.     23,689          16             23,705             23,705
 2002    Tax Advantaged Bond Fund.    162,141       1,024            163,165            163,165

 2000*   Money Market Fund........          0           0                  0                  0
 2001    Money Market Fund........        n/a         738                738                738
 2002    Money Market Fund........        n/a         719                719                719

--------

* Because the Funds were not publicly sold until after January 1, 2001, there were no front-end sales charges or contingent deferred sales charges in 2000.



   Other than the compensation described in the table above, Management Corp. received no other compensation, such as brokerage commissions, from the Funds during the calendar year ended December 31, 2002.

OTHER SERVICE PROVIDERS

CUSTODIANS

   JPMorgan Chase Bank, North American Insurance Securities Services, 3 Chase MetroTech Center, 6th Floor, Brooklyn, New York 11245 ("JPMorgan Chase"), acts as custodian of the assets of each Fund, except the Equity Index Funds and the International Equity Fund. Investors Bank and Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116 ("IBT"), is the Trust's custodian for the Equity Index Funds and the International Equity Fund.

   JPMorgan Chase and IBT (the "custodians") may hold securities of the Funds in amounts sufficient to cover put and call options written on futures contracts in a segregated account by transferring (upon the Trust's instructions) assets from a Fund's general (regular) custody account. The custodians also will hold certain assets of certain of the Funds or Master Portfolios constituting margin deposits with respect to financial futures contracts at the disposal of FCMs through which such transactions are effected. The Manager performs fund accounting services, including the valuation of portfolio securities and the calculation of net asset value, for each Fund other than the International Equity Fund and the International Index Fund. IBT performs fund accounting services for these Funds.

TRANSFER AGENT

   The Transfer Agent Agreements between the Trust and the Manager appoints the Manager as the Funds' transfer agent and dividend disbursing agent. Under the terms of the agreement, the Manager: (1) prepares and mails transaction confirmations, annual records of investments and tax information statements;
(2) effects transfers of Fund shares; (3) prepares annual shareowner meeting lists; (4) prepares, mails and tabulates proxies; (5) mails shareowner reports; and (6) disburses dividend and capital gains distributions. These services are performed by the Manager at a fee determined by the Board of Trustees to be reasonable in relation to the services provided and no less favorable to the Funds than would have been available from a third party.

   IBT acts as transfer agent and dividend disbursing agent for the Master Portfolios.

INDEPENDENT AUDITORS

   The Funds' independent auditors are Ernst & Young LLP, 233 South Wacker Drive, Chicago, Illinois 60606. The firm audits each Fund's annual financial statements, reviews certain regulatory reports and each Fund's federal income tax returns, and performs other professional accounting, auditing, tax and advisory services when engaged to do so by the Audit Committee of the Trust.

TAXES

GENERAL TAX INFORMATION

   The Trust intends for each Fund to qualify as a regulated investment company under the Subchapter M of the Code. If a Fund qualifies as a regulated investment company and distributes substantially all of its net income and gains to its shareholders (which the Funds intend to do), then under the provisions of Subchapter M, that Fund should have little or no income taxable to it under the Code.

   Each Fund must meet several requirements to maintain its status as a regulated investment company. These requirements include the following: (1) at least 90% of the Fund's gross income must be derived from dividends, interest, payments with respect to securities loans and gains from the sale or disposition of securities or foreign currencies; and (2) at the close of each quarter of the Fund taxable year, (a) at least 50% of the value of the Fund's total assets must consist of cash, U.S. Government securities, securities of other regulated investment companies and other securities, such that no more than 5% of the value of the Fund consists of such other securities of any one issuer and the Fund must not hold more than 10% of the outstanding voting stock of any such issuer, and (b) the Fund must not invest more than 25% of the value of its total assets in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies) or two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses.

   In order to maintain the qualification of a Fund's status as a regulated investment company, the Trust may, in its business judgment, restrict a Fund's ability to invest in certain financial instruments. For the same reason, the Trust may, in its business judgment, require a Fund to maintain or dispose of an investment in certain types of financial instruments beyond the time when it might otherwise be advantageous to do so.

   Each Fund will be subject to a 4% non-deductible federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirement. The Funds intend under normal circumstances to avoid liability for such tax by satisfying such distribution requirements.

   If a Fund acquires stock in certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), that Fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election would require the applicable Fund to recognize taxable income or gain without the concurrent receipt of cash. Any Fund that is permitted to acquire stock in foreign corporations may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

   Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain foreign currency futures and options, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to a Fund's investment in stock or securities, possibly including speculative currency positions or currency derivatives not used for hedging purposes, could under future Treasury regulations produce income not among the types of "qualifying income" from which the Fund must derive at least 90% of its annual gross income.

   Some Funds may be subject to withholding and other taxes imposed by foreign countries with respect to their investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. For the International Equity Fund and International Index Fund, if more than 50% of the Fund's assets at year-end consists of the debt and equity securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder's ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not receive a full credit or deduction for the amount of such taxes. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes. The Funds, other than the International Equity Fund and the International Index Fund, anticipate that they generally will not qualify to pass such foreign taxes and any associated tax deductions or credits through to their shareholders, who therefore generally will not report such amounts on their tax returns.

   For Federal income tax purposes, each Fund is permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they would not result in federal income tax liability to the applicable Fund and would not be distributed as such to shareholders.

   Investment in debt obligations that are at risk or in default presents special tax issues for any Fund that may hold such obligations. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by any Fund that may hold such obligations in order to reduce the risk of distributing insufficient income to preserve its status as a regulated investment company and avoid becoming subject to federal income or excise tax.

   Limitations imposed by the Code on regulated investment companies like the Funds may restrict a Fund's ability to enter into futures, options, and forward transactions.

   Certain options, futures and forward foreign currency transactions undertaken by a Fund may cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated and affect the character as long-term or short-term (or, in the case of certain currency forwards, options and futures, as ordinary income or loss) and timing of some capital gains and losses realized by the Fund. Also, certain of a Fund's losses on its transactions involving options, futures or forward contracts and/or offsetting portfolio positions may be deferred rather than being taken into account currently in calculating the Fund's taxable income. Certain of the applicable tax rules may be modified if a Fund is eligible and chooses to make one or more of certain tax elections that may be available. These transactions may therefore affect the amount, timing and character of a Fund's distributions to shareholders. The Funds will take into account the special tax rules (including consideration of available elections) applicable to options, futures or forward contracts in order to minimize any potential adverse tax consequences.

   Distributions from a Fund's current or accumulated earnings and profits ("E&P"), as computed for federal income tax purposes, will be taxable as described in the Fund's prospectus whether taken in shares or in cash. Distributions, if any, in excess of E&P will constitute a return of capital, which will first reduce an investor's tax basis in a Fund's shares and thereafter (after such basis is reduced to zero) will generally give rise to capital gains. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distributions in cash, divided by the number of shares received.

   At the time of an investor's purchase of shares of a Fund, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

   Upon a redemption of shares of a Fund (including by exercise of the exchange privilege), a shareholder may realize a taxable gain or loss depending upon his basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term, depending upon that shareholder's tax holding period for the shares. A sales charge paid in purchasing shares of a Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of the Fund are subsequently acquired without payment of a sales charge pursuant to the increase in the shareholder's tax basis in the shares subsequently acquired. Also, any loss realized on a redemption or exchange will be disallowed to the extent the shares disposed of are replaced with shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to an election to reinvest dividends of capital gain distributions automatically. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares.

   For purposes of the dividends received deduction available to corporations, dividends received by a Fund, if any, from U.S. domestic corporations in respect of the stock of such corporations held by the Fund, for federal income tax purposes, for at least 46 days (91 days in the case of certain preferred stock) and distributed and designated by the Fund may be treated as qualifying dividends. Corporate shareholders must meet the minimum holding period requirement stated above (46 or 91 days) with respect to their shares of the applicable Fund in order to qualify for the deduction and, if they borrow to acquire such shares, may be denied a portion of the dividends received deduction. The entire qualifying dividend, including the otherwise deductible amount, will be included in determining the excess (if any) of a corporate shareholder's adjusted current earnings over its alternative minimum taxable income, which may increase its alternative minimum tax liability. Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its basis in its shares may be reduced, for federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares, for the purpose of computing its gain or loss on redemption or other disposition of the shares.

   Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to shareholder accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

   The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies, and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of the shares of a Fund may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Funds in their particular circumstances.

   Non-U.S. investors not engaged in a U.S. trade or business with which their investment in a Fund is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to non-resident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from a Fund and, unless an effective IRS Form W-8 (or equivalent form) or authorized substitute is on file, to 31% backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in any Fund. The Funds do not generally accept investments by non-U.S. investors.

   TAX ADVANTAGED BOND FUND. The Tax Advantaged Bond Fund will be qualified to pay exempt-interest dividends to its shareholders only if, at the close of each quarter of the Fund's taxable year, at least 50% of the total value of the Fund's assets consists of obligations the interest on which is exempt from federal income tax. Distributions that the Fund properly designates as exempt-interest dividends are treated by shareholders as interest excludable from their gross income for federal income tax purposes but may be taxable for federal alternative minimum tax purposes and for state and local purposes. Because the Fund intends to be qualified to pay exempt-interest dividends, the Fund may be limited in its ability to enter into taxable transactions involving forward commitments, repurchase agreements, financial futures, and options contracts on financial futures, tax-exempt bond indices, and other assets.

   The Fund uses the "average annual" method to determine the designated percentage of dividends that qualifies as tax-exempt income. This designation is made annually in January. The percentage of a particular dividend that is designated as tax-exempt income may be substantially different from the percentage of the Fund's income that was tax-exempt during the period from which the distribution was made.

   Exempt-interest dividends are exempt from regular federal income tax, but they may affect the tax liabilities of taxpayers who are subject to the AMT. Exempt-interest dividends are also includible in the modified income of shareholders who receive Social Security benefits for purposes of determining the extent to which such benefits may be taxable.

   Part or all of the interest on indebtedness, if any, incurred or continued by a shareholder to purchase or carry shares of the Tax Advantaged Bond Fund is not deductible. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of the Fund's total distributions (not including distributions from net long-term capital gains) paid to the shareholder that are exempt-interest dividends. Under rules used by the Internal Revenue Service for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of the shares.

   In general, exempt-interest dividends, if any, attributable to interest received on certain private activity obligations and certain industrial development bonds will not be tax-exempt to any shareholders who are "substantial users" of the facilities financed by such obligations or bonds or who are "related persons" of such substantial users.

   If a shareholder sells shares at a loss within six months of purchase, any loss will be disallowed for Federal income tax purposes to the extent of any exempt-interest dividends received on such shares.

   STATE AND LOCAL. Each Fund may be subject to state or local taxes in jurisdictions in which such Fund may be deemed to be doing business. In addition, in those states or localities which have income tax laws, the treatment of such Fund and its shareholders under such laws may differ from their treatment under federal income tax laws, and investment in such Fund may have different tax consequences for shareholders than would direct investment in such Fund's portfolio securities. Shareholders should consult their own tax advisers concerning these matters.

CODES OF ETHICS

   The Manager intends that: all of its activities function exclusively for the benefit of the owners or beneficiaries of the assets it manages; assets under management or knowledge as to current or prospective transactions in managed assets are not utilized for personal advantage or for the advantage of anyone other than the owners or beneficiaries of those assets; persons associated with the Manager and the Trust avoid situations involving actual or potential conflicts of interest with the owners or beneficiaries of managed assets; and situations appearing to involve actual or potential conflicts of interest or impairment of objectivity are avoided whenever doing so does not run counter to the interests of the owners or beneficiaries of the managed assets. The Board of Trustees of the Trust has adopted a Code of Ethics which imposes certain prohibitions, restrictions, preclearance requirements and reporting rules on the personal securities transactions of subscribers to the Code, who include the Trust's officers and Trustees and the employees of the Manager. Barclays and Capital Guardian have adopted similar Codes of Ethics relating to their employees, and the Board of Trustees of the Trust has adopted Barclays and Capital Guardian's Code of Ethics insofar as it relates to their respective employees' activities in connection with the Trust. The Board of Trustees believes that the provisions of its Code of Ethics and Barclays' and Capital Guardian's Code of Ethics are reasonably designed to prevent subscribers from engaging in conduct that violates these principles.

SHARES

   The Trust was organized as a business trust pursuant to the laws of the State of Delaware on June 8, 2000. The Trust is authorized to issue an unlimited number of shares of beneficial interest in the Trust, all without par value. Shares are divided into and may be issued in a designated series representing beneficial interests in one of the Trust's Funds. There are currently ten series of shares.

   Each share of a series issued and outstanding is entitled to participate equally in dividends and distributions declared by such series and, upon liquidation or dissolution, in net assets allocated to such series remaining after satisfaction of outstanding liabilities. The shares of each series, when issued, will be fully paid and non-assessable and have no preemptive or conversion rights.

   As of April 1, 2003, Auto Company, One State Farm Plaza, Bloomington, Illinois 61710, owned the following percentage of Fund shares. Such shares are held for investment purposes:

                                              Institutional
                                                  Class
                                              -------------
                    Equity Fund..............     94.52%
                    Small Cap Equity Fund....     45.42%
                    International Equity Fund     72.62%
                    S&P 500 Index Fund.......     38.64%
                    Small Cap Index Fund.....     39.60%
                    International Index Fund.     68.30%
                    Equity and Bond Fund.....      4.01%
                    Bond Fund................     90.08%
                    Tax Advantaged Bond Fund.     75.26%
                    Money Market Fund........      2.35%

   As the owner of these shares, Auto Company controls certain of the Funds. As the controlling shareholder of certain of the Funds, Auto Company can elect trustees or take any other shareholder action permitted by the Trust's Declaration of Trust and Bylaws.

   The amount of each Fund's equity securities owned by trustees and officers of the Trust as a group is less than 1%.

   The Master Portfolios are series of the Master Fund, an open-end series management investment company organized as Delaware business trust. The Master Fund was organized October 21, 1993. The Master Fund currently consists of twelve series, including the Master Portfolios.

VOTING RIGHTS

   Each share (including fractional shares) is entitled to one vote for each dollar of net asset value represented by that share on all matters to which the holder of that share is entitled to vote. Only shares representing interests in a particular Fund will be entitled to vote on matters affecting only that Fund. The shares do not have cumulative voting rights. Accordingly, owners having shares representing more than 50% of the assets of the Trust voting for the election of Trustees could elect all of the Trustees of the Trust if they choose to do so, and in such event, shareowners having voting interests in the remaining shares would not be able to elect any Trustees.

   Matters requiring separate shareholder voting by Fund shall have been effectively acted upon with respect to any fund if a majority of the outstanding voting interests of that Fund vote for approval of the matter, notwithstanding that: (1) the matter has not been approved by a majority of the outstanding voting interests of any other Fund; or (2) the matter has not been approved by a majority of the outstanding voting interests of the Trust.

   In a situation where an Equity Index Fund does not receive instruction from certain of its shareholders on how to vote the corresponding shares of a Master Portfolio, such Equity Index Fund will vote such shares in the same proportion as the shares of which the Equity Index Fund does receive voting instructions.

FINANCIAL STATEMENTS

   The audited financial statements for the Trust for the fiscal year ended December 31, 2002, the notes thereto and the report of Ernst & Young LLP thereon are incorporated herein by reference from the Trust's annual report to shareholders.

                                  APPENDIX A

                          DESCRIPTION OF BOND RATINGS

   A rating of a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Manager and Capital Guardian believe that the quality of debt securities in which a Fund invests should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the ratings services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

   The following is a description of the characteristics of ratings used by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P").

                              RATINGS BY MOODY'S

   Aaa--Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. Although the various protective elements are likely to change, such changes are not likely to impair the fundamentally strong position of such bonds.

   Aa--Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa bonds.

   A--Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

   Baa--Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Ba--Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

   B--Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   Caa--Bonds rated Caa are of poor standing. Such bonds may be in default or there may be present elements of danger with respect to principal or interest.

   Ca--Bonds rated Ca represent obligations which are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

   C--Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

   Conditional Ratings. The designation "Con." followed by a rating indicated bonds for which the security depends upon the completion of some act or the fulfillment of some condition. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

   Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa 1, A 1, Baa 1, Ba 1, and B 1.

MUNICIPAL NOTES:

   MIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

   MIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

   MIG 3. This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less established.

COMMERCIAL PAPER:

   Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

                             Prime-1 Highest Quality
                             Prime-2 Higher Quality
                             Prime-3 High Quality

   If an issuer represents to Moody's that its commercial paper obligations are supported by the credit of another entity or entities, Moody's, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments, or other entities, but only as one factor in the total rating assessment.

                                  S&P RATINGS

   AAA--Bonds rated AAA have the highest rating. Capacity to pay principal and interest is extremely strong.

   AA--Bonds rated AA have a very strong capacity to pay principal and interest and differ from AAA bonds only in small degree.

   A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

   BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this capacity than for bonds in higher rated categories.

   BB--B--CCC--CC--Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation among such bonds and CC the highest degree of speculation. Although such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

   C--The rating C is reserved for income bonds on which no interest is being paid.

   In order to provide more detailed indications of credit quality, S&P's bond letter ratings described above (except for AAA category) may be modified by the addition of a plus or a minus sign to show relative standing within the rating category.

   Provisional Ratings. The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, although addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon the failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

MUNICIPAL NOTES:

   SP-1. Notes rated SP-1 have very strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are designated SP-1+.

   SP-2. Notes rated SP-2 have satisfactory capacity to pay principal and interest.

   Notes due in three years or less normally receive a note rating. Notes maturing beyond three years normally receive a bond rating, although the following criteria are used in making that assessment:

    -- Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be rated as a note).

    -- Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be rated as a note).

COMMERCIAL PAPER:

   A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2 and 3 to indicate the relative degree of safety.

   A-1. This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are designated A-1+.

                         STATE FARM MUTUAL FUND TRUST

                      STATE FARM LIFEPATH(R) INCOME FUND
                       STATE FARM LIFEPATH(R) 2010 FUND
                       STATE FARM LIFEPATH(R) 2020 FUND
                       STATE FARM LIFEPATH(R) 2030 FUND
                       STATE FARM LIFEPATH(R) 2040 FUND

                            Three State Farm Plaza
                       Bloomington, Illinois 61791-0001
                                (800) 447-4930

                               -----------------

                      STATEMENT OF ADDITIONAL INFORMATION
                   Class A, Class B and Institutional Shares
                May 29, 2003 and as supplemented July 28, 2003

   This Statement of Additional Information ("SAI") is not a prospectus but provides information that you should read in conjunction with the State Farm Mutual Fund Trust prospectus for the funds and classes listed above (the "Prospectus") dated the same date as this SAI. You may obtain a copy of the Prospectus at no charge by writing or telephoning State Farm Mutual Fund Trust at the address or telephone number shown above.

                               TABLE OF CONTENTS

                                                                                 Page
                                                                                 ----
Information About the Funds.....................................................   1
Investment Objectives and Policies..............................................   1
Investment Techniques and Risks.................................................   3
   Bonds........................................................................   3
   Borrowing Money..............................................................   4
   Convertible Securities.......................................................   4
   Floating- and Variable-Rate Obligations......................................   4
   Equity Securities............................................................   5
   Investment Companies and Exchange-Traded Funds...............................   5
   Forward Commitments, When-Issued Purchases And Delayed-Delivery Transactions.   6
   Futures Contracts and Options Transactions...................................   6
   Illiquid Securities..........................................................  10
   Initial Public Offerings.....................................................  10
   Loans of Portfolio Securities................................................  10
   Mortgage-Backed Securities...................................................  11
   Ratings......................................................................  11
   Securities of Non-U.S. Issuers...............................................  12
   Short-term Instruments and Temporary Investments.............................  13
   U.S. Government Obligations..................................................  15
   Warrants.....................................................................  15
Investment Policies and Restrictions............................................  15
   Fundamental Restrictions.....................................................  15
   Non-Fundamental Restrictions.................................................  16
   Operating Policies of the Master Portfolios..................................  17
More About the Funds............................................................  18
   Master/Feeder Structure......................................................  18
   Risk Considerations..........................................................  19
Trustees and Officers...........................................................  21
Additional Information Regarding Independent Trustees of the Trust..............  25
Investment Advisory Agreements..................................................  25
   Between the Trust and the Manager............................................  25
   Between Barclays and the Master Portfolios...................................  27

           Securities Activities of Barclays....................  27
           Portfolio Transactions and Brokerage.................  28
           Determination of Net Asset Value.....................  29
              Suspension or Postponement of the NAV Computation.  30
           Performance Information..............................  31
           Purchase And Redemption Of Fund Shares...............  33
           Distribution Expenses................................  34
           Distribution Plans...................................  37
              Class A Shares....................................  37
              Class B Shares....................................  37
              General...........................................  37
           Other Service Providers..............................  38
              Custodians........................................  38
              Transfer Agent....................................  38
              Independent Auditors..............................  38
           Taxes................................................  39
              General Tax Information...........................  39
              State and Local...................................  41
           Code of Ethics.......................................  42
           Shares...............................................  42
           Voting Rights........................................  42
           Appendix A: Description of Bond Ratings.............. A-1

                          INFORMATION ABOUT THE FUNDS

   State Farm Mutual Fund Trust (the "Trust") is an open-end management investment company organized as a business trust under the laws of the State of Delaware on June 8, 2000. The Trust consists of fifteen separate funds, each of which has its own investment objective, investment policies, restrictions and risks. This SAI relates to five of the Trust's fifteen funds, specifically, State Farm LifePath Income Fund, State Farm LifePath 2010 Fund, State Farm LifePath 2020 Fund, State Farm LifePath 2030 Fund, and State Farm LifePath 2040 Fund (each a "Fund," and collectively, the "Funds"). The Trust's other ten funds are offered pursuant to other offering documents. From time to time the Trust may establish new funds pursuant to other offering documents.

   The Trust issues a separate series of shares of beneficial interest for each Fund representing fractional undivided interests in that Fund. As described in the section of the Prospectus entitled "Dividends, Distributions and Taxes," when you invest in a Fund you become entitled to a pro-rata share of all dividends and distributions arising from the net income and capital gains on investments of that Fund. Likewise, you share pro-rata in any losses of that Fund. Each Fund offers three classes of shares: Class A, Class B and Institutional Shares. This SAI relates to all three classes of shares of the Funds.

   Each Fund seeks to achieve its investment objectives by investing all of its assets in a separate portfolio (a "Master Portfolio") of Master Investment Portfolio (the "Master Fund") having the same investment objective as the Fund as shown below:

         State Farm LifePath Fund        Corresponding Master Portfolio
         ------------------------        ------------------------------
      State Farm LifePath Income Fund LifePath Retirement Master Portfolio
      State Farm LifePath 2010 Fund   LifePath 2010 Master Portfolio
      State Farm LifePath 2020 Fund   LifePath 2020 Master Portfolio
      State Farm LifePath 2030 Fund   LifePath 2030 Master Portfolio
      State Farm LifePath 2040 Fund   LifePath 2040 Master Portfolio

   Master Fund is an open-end, management investment company. Barclays Global Fund Advisors ("Barclays") serves as the investment adviser to the Master Fund. Any Fund may withdraw its investment in a corresponding Master Portfolio at any time if the Board of Trustees of the Trust determines that such action is in the best interests of the respective Fund and its shareholders. Upon such withdrawal, the Board of Trustees would consider alternative investments, including investing all of a Fund's assets in another investment company with the same investment objective as the Fund or hiring an investment adviser to manage the Fund's assets in accordance with the investment policies and restrictions described in the Trust's Prospectus and this SAI.

   The Master Portfolios in which the Funds invest consist of five asset allocation funds, each of which is a diversified fund offered by the Master Fund. Organizations and other entities such as the Funds that hold shares of beneficial interest of a Master Portfolio may be referred to herein as "feeder funds." To avoid the need to refer to both the Funds and the Master Portfolios in every instance, the following sections of this SAI generally refer to the Funds only.

                      INVESTMENT OBJECTIVES AND POLICIES

   Each Fund has adopted a non-fundamental investment objective that is set forth in the Prospectus. Each Fund has adopted investment policies that may be fundamental or non-fundamental. Fundamental policies cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act") of the outstanding voting securities of such Fund. Non-fundamental policies may be changed without shareholder approval by vote of a majority of the Trustees of the Trust at any time. Should the investment objective of any Fund change, the Trust will provide investors with sixty days prior notice of the change. The investment objective and policies of a Fund determine the types of portfolio securities in which it invests, the degree of risk to which it is subject and, ultimately, its performance. As with all mutual funds, there can be no assurance that a Fund will achieve its investment objective.

   The Funds seek to provide long-term investors with an asset allocation strategy designed to maximize assets consistent with the quantitatively measured risk such investors, on average, may be willing to accept given their investment time horizons. The Funds invest in a wide range of U.S. and foreign equity and debt securities and money market instruments. Each Fund, except the State Farm LifePath Income Fund, is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year stated in the title of the Fund in which they invest (e.g., investors in the LifePath 2010 Fund plan to retire, or begin to withdraw substantial portions of their investment, in the year 2010). The State Farm LifePath Income Fund is managed for investors seeking income and moderate long-term growth of capital.

   The Funds contain both "strategic" and "tactical" components, with the strategic component weighted more heavily than the tactical component. The strategic component of the Funds evaluates the risk that investors, on average, may be willing to accept given their investment time horizons. The strategic component thus determines the changing investment risk level of each Fund as time passes. The tactical component addresses short-term market conditions. The tactical component thus adjusts the amount of investment risk taken by each Fund without regard to time horizon, but rather in consideration of the relative risk-adjusted short-term attractiveness of various asset classes. The Funds may invest in a wide range of U.S. and foreign investments and market sectors and may shift their allocations among investments and sectors from time to time. To manage the Funds, Barclays employs a proprietary investment model (the "Model") that analyzes extensive financial and economic data, including risk correlation and expected return statistics. The Model selects indices representing segments of the global equity and debt markets and the Funds invest to create market exposure by purchasing representative samples of the indices in an attempt to replicate their performance.

   The Model has broad latitude to allocate the Funds' investments among a wide range of asset classes, including, among others, equity securities, debt securities and money market instruments. The Funds are not managed as balanced portfolios and are not required to maintain a portion of their investments in each of the permitted investment categories at all times. Until a Master Portfolio in which a Fund invests reaches an asset level of approximately $100 to $150 million, the Model will allocate assets across fewer of the investment categories identified below than it otherwise would. As a Master Portfolio in which a Fund invests approaches this minimum asset level, the Model will add investment categories, thereby approaching the desired investment mix over time. The portfolio of investments of each Fund is compared from time to time to the Model's recommended allocation. Recommended reallocations are implemented subject to Barclays' assessment of current economic conditions and investment opportunities. Barclays may change from time to time the criteria and methods it uses to implement the recommendations of the Model. Recommended reallocations are implemented in accordance with trading policies designed to take advantage of market opportunities and reduce transaction costs. The asset allocation mix selected by the Model is a primary determinant in the respective Fund's investment performance. Barclays manages other portfolios that also invest in accordance with the Model. The performance of each of those other portfolios is likely to vary from the performance of the Funds. Such variation in performance is primarily due to different equilibrium asset-mix assumptions used for the various portfolios, timing differences in the implementation of the Model's recommendations and differences in expenses and liquidity requirements. The overall management of each Fund is based on the recommendation of the Model, and no person is primarily responsible for recommending the mix of asset classes in each Fund or the mix of securities within the asset classes. Barclays' investment committee makes decisions relating to the Model.

   Each Fund through its investment in a corresponding Master Portfolio is "diversified" as that term is defined in the 1940 Act. State Farm Investment Management Corp. (the "Manager") is the investment adviser to each of the Funds whereas Barclays is the investment adviser to the Master Portfolios.

                        INVESTMENT TECHNIQUES AND RISKS

   In addition to the investment objective of each Fund, the policies and certain techniques by which the Funds pursue their objectives are generally set forth in the Prospectus. This section is intended to augment the explanation set forth in the Prospectus.

   To the extent set forth in this SAI, each Fund through its investment in a corresponding Master Portfolio may invest in the securities described below. To avoid the need to refer to both the Funds and the Master Portfolios in every instance, the following sections generally refer to the Funds only.

Bonds

   Certain of the debt instruments purchased by a Fund may be bonds. A bond is an interest-bearing security issued by a company or governmental unit. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) periodically or on a specified maturity date. An issuer may have the right to redeem or "call" a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a "coupon" rate that is fixed for the life of the bond. The value of a fixed rate bond usually rises when market interest rates fall, and falls when market interest rates rise, which means that bond prices are subject to market fluctuations. Accordingly, a fixed rate bond's yield (income as a percent of the bond's current value) may differ from its coupon rate as its value rises or falls. Other types of bonds bear income at an interest rate that is adjusted periodically. Because of their adjustable interest rates, the value of "floating-rate" or "variable-rate" bonds fluctuates much less in response to market interest rate movements than the value of fixed rate bonds. Also, the Funds may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of their investment portfolios. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated debt. Bonds may be unsecured (backed only by the issuer's general creditworthiness) or secured (also backed by specified collateral).

   When market interest rates change, the prices of bonds with longer maturities are affected to a greater extent than the prices of bonds with shorter maturities. The values of bonds also may be affected by changes in the credit rating or financial condition of the issuing entities. Once the rating of a portfolio security has been changed to a rating below investment grade, the particular Fund considers all circumstances deemed relevant in determining whether to continue to hold the security.

   Certain bonds that may be purchased by the Fund, such as those rated "Baa" by Moody's and "BBB" by S&P may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. Securities that are rated "Baa" by Moody's are considered medium-grade obligations; they are neither highly protected nor poorly secured, and are considered by Moody's to have speculative characteristics. Bonds rated "BBB" by S&P are regarded as having adequate capacity to pay interest and repay principal, and, while such bonds ordinarily exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for securities in this category than in higher rated categories.

   If a bond held by a Fund is downgraded to a rating below investment grade (securities within the four highest grades (AAA/Aaa to BBB/Baa) assigned by Moody's or S&P), the Fund may continue to hold the obligation until Barclays determines it to be advantageous for the Fund to sell the obligation. See Appendix A to this SAI for a Description of Bond Ratings. If such a policy would cause a Fund to have 5% or more of its net assets invested in obligations that have been downgraded below investment grade (commonly referred to as "junk bonds"), the Fund promptly would seek to dispose of one or more of these bonds in an attempt to reduce the percentage of below-investment grade bonds held by the Fund to an amount less than 5% of net assets.

   Investment in lower grade bonds involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt the market for such securities and adversely affect the value of such securities. In addition, such securities are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in making their principal and interest payments.

   In addition, lower grade bonds may be less marketable than higher-quality debt securities because the market for them is less broad. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and ask prices is likely to increase significantly, and a Fund may have greater difficulty selling its portfolio securities. Adverse publicity and investor perceptions may negatively affect the market value and liquidity of these securities.

Borrowing Money

   As a fundamental policy, each Fund is permitted to borrow to the extent permitted under the 1940 Act. However, each Fund currently intends to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to one-third of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of a Fund's total assets, the Fund will not make any investments.

Convertible Securities

   Each Fund may purchase fixed-income convertible securities, such as bonds or preferred stock, which may be converted at a stated price within a specified period of time into a specified number of shares of common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but usually are subordinated to non-convertible debt securities. While providing a fixed-income stream (generally higher in yield than the income from a common stock but lower than that afforded by a non-convertible debt security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible.

   In general, the market value of a convertible security is the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., the value of the underlying shares of common stock if the security is converted). As a fixed-income security, the market value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise. However, the price of a convertible security also is influenced by the market value of the security's underlying common stock. Thus, the price of a convertible security generally increases as the market value of the underlying stock increases and generally decreases as the market value of the underlying stock declines. Investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

Floating- and Variable-Rate Obligations

   Each Fund may purchase floating- and variable-rate obligations. The Funds may purchase floating- and variable-rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of thirteen months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding thirteen months. Variable rate demand notes include master demand notes that are obligations that permit the Funds to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between a Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals.

   Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and the Funds may invest in obligations which are not so rated only if Barclays determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Funds may invest. Barclays, on behalf of the Funds, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in each Fund's portfolio. The Funds will not invest more than 10% of the value of their total net assets in floating- or variable-rate demand obligations whose demand feature is not exercisable within seven days. Such obligations may be treated as liquid, provided that an active secondary market exists.

Equity Securities

   The Funds invest in common stocks, which represent an equity interest (ownership) in a business. This ownership interest often gives the Funds the right to vote on measures affecting the company's organization and operations. The Funds also invest in other types of equity securities, including preferred stocks and securities convertible into common stocks (discussed above). Over time, common stocks historically have provided superior long-term capital growth potential. However, stock prices may decline over short or even extended periods. Stock markets tend to move in cycles, with periods of rising stock prices and periods of falling stock prices. These Funds may not be suitable investments if you are uncomfortable with an investment whose value is likely to vary substantially.

   The Funds' investments in smaller capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. For example, smaller companies often have limited product lines, markets, or financial resources, may be dependent for management on one or a few key persons, and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts, and may be subject to wider price swings, thus creating a greater chance of loss than securities of larger capitalization companies. It can be more difficult to obtain information about issuers of smaller capitalization stocks than more widely held stocks. In addition, transaction costs in stocks of smaller capitalization companies may be higher than those of larger capitalization companies.

Investment Companies and Exchange Traded Funds

   Each Master Portfolio may invest in securities issued by other open-end and closed end, management investment companies, including investment companies that are affiliated with the Master Portfolio and its adviser, Barclays, to the extent permitted under the 1940 Act. As a general matter, under the 1940 Act, investment in such securities is limited to: (i) 3% of the outstanding voting stock of any one investment company, (ii) 5% of a Master Portfolio's total assets with respect to any one investment company and (iii) 10% of a Master Portfolio's total assets with respect to all such companies in the aggregate. The Master Portfolios have obtained permission from the SEC (via exemptive order) to invest any cash balances that have not been otherwise invested in portfolio securities, and money received as collateral through securities lending activities, in certain affiliated money market funds, including those of Master Fund, Barclays Global Investors Funds ("BGIF"), iShares Trust and iShares, Inc., which comply with Rule 2a-7 under the 1940 Act. Investments in the securities of other investment companies generally will involve duplication of advisory fees and certain other expenses.

   The Master Portfolios may purchase shares of exchange-traded funds ("ETFs"). Typically, a Master Portfolio would purchase ETF shares for the same reason it would purchase (and as an alternative to purchasing) futures contracts--to obtain relatively low-cost exposure to the stock market while maintaining flexibility to meet the liquidity needs of the Master Portfolio. ETF shares enjoy several advantages over futures. Depending on the market, the holding period, and other factors, ETF shares can be less costly than futures. In addition, ETF shares can be purchased for smaller sums and offer exposure to market sectors and styles for which there is no suitable or liquid futures contract. The Master Portfolios may invest a small portion of their assets in shares of ETFs that are advised by Barclays. Barclays will receive investment advisory fees at both the Master Portfolio level and the ETF level for investments by a Master Portfolio in shares of an ETF advised by Barclays. Because most ETFs are investment companies, a Master Portfolio's purchases of ETF shares generally are subject to the 3/5/10% limitations described above.

   An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a Master Portfolio could lose money investing in an ETF if the prices of the stocks owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF's shares may trade at a discount to their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

Forward Commitments, When-Issued Purchases and Delayed-Delivery Transactions

   Each Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although a Fund will generally purchase securities with the intention of acquiring them, a Fund may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by Barclays.

Futures Contracts and Options Transactions

   The Funds may use futures contracts as a hedge against the effects of interest rate changes or changes in the market value of the stocks comprising an index in which such Fund invests. In managing their cash flows, the Funds also may use futures contracts as a substitute for holding the designated securities underlying the futures contract. A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price at a designated date, time and place. An index futures contract is a standardized agreement between two parties that commits one party to buy and the other party to sell a stipulated quantity of a market index at a set price on or before a given date in the future. The seller never actually delivers "shares" of the index or shares of all the stocks in the index. Instead, the buyer and the seller settle the difference between the contract price and the market price in cash on the agreed-upon date--the buyer paying the difference if the actual price is lower than the contract price and the seller paying the difference if the actual price is higher. Options on futures contracts are similar to options on securities or currencies except that options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Futures contracts and options are standardized and traded on exchanges, where the exchange serves as the ultimate counterparty for all contracts. At the time it enters into a futures transaction, a Fund is required to make a performance deposit (initial margin) of cash or liquid securities in a segregated account in the name of the futures broker. Subsequent payments of "variation margin" are then made on a daily basis, depending on the value of the futures position that is continually "marked to market."

   A Fund may engage only in futures contract transactions involving (i) the sale of a futures contract (i.e., short positions) to hedge the value of securities held by such Fund; (ii) the purchase of a futures contract when such Fund holds a short position having the same delivery month (i.e., a long position offsetting a short position); or (iii) the purchase of a futures contract to permit the Fund to, in effect, participate in the market for the designated securities underlying the futures contract without actually owning such designated securities. When a Fund purchases a futures contract, it will create a segregated account consisting of cash or other liquid assets in an amount equal to the total market value of such futures contract, less the amount of initial margin for the contract.

   If a Fund enters into a short position in a futures contract as a hedge against anticipated adverse market movements and the market then rises, the increase in the value of the hedged securities will be offset, in whole or in part, by a loss on the futures contract. If instead a Fund purchases a futures contract as a substitute for investing in the designated underlying securities, a Fund experiences gains or losses that correspond generally to gains or losses in the underlying securities. The latter type of futures contract transactions permits a Fund to experience the results of being fully invested in a particular asset class, while maintaining the liquidity needed to manage cash flows into or out of the Funds (e.g., from purchases and redemptions of Fund shares). Under normal market conditions, futures contract positions may be closed out on a daily basis. The Funds expect to apply a portion of their cash or cash equivalents maintained for liquidity needs to such activities.

   Transactions by a Fund in futures contracts involve certain risks. One risk in employing futures contracts as a hedge against cash market price volatility is the possibility that futures prices will correlate imperfectly with the behavior of the prices of the securities in the Fund's investment portfolio. Similarly, in employing futures contracts as a substitute for purchasing the designated underlying securities, there is a risk that the performance of the futures contract may correlate imperfectly with the performance of the direct investments for which the futures contract is a substitute. In addition, commodity exchanges generally limit the amount of fluctuation permitted in futures contract prices during a single trading day, and the existence of such limits may prevent the prompt liquidation of futures positions in certain cases. Limits on price fluctuations are designed to stabilize prices for the benefit of market participants; however, there could be cases where the Fund could incur a larger loss due to the delay in trading than it would have if no limit rules had been in effect.

   In order to comply with undertakings made by the Funds pursuant to Commodity Futures Trading Commission ("CFTC") Regulation 4.5, the Funds will use futures and option contracts solely for bona fide hedging purposes within the meaning and intent of CFTC Reg. 1.3(z); provided, however, that in addition, with respect to positions in commodity futures or commodity option contracts that do not come within the meaning and intent of CFTC Reg. 1.3(z), the aggregate initial margin and premiums required to establish such positions will not exceed five percent of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any such contract it has entered into; and provided further, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount as defined in CFTC Reg. 190.01(x) may be excluded in computing such five percent.

   Stock Index Futures and Options on Stock Index Futures. Each Fund may invest in stock index futures and options on stock index futures as a substitute for a comparable market position in the underlying securities. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, each Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity. There can be no assurance that a liquid market will exist at the time when a Fund seeks to close out a futures contract or a futures option position. Lack of a liquid market may prevent liquidation of an unfavorable position.

   Options on stock indices are similar to options on stock except that (a) the expiration cycles of stock index options are monthly, while those of stock options are currently quarterly, and (b) the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." Receipt of this cash amount depends upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars multiplied by a specified multiplier. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset a position in stock index options prior to expiration by entering into a closing transaction on an exchange or the writer may let the option expire unexercised.

   Interest-Rate Futures Contracts and Options on Interest-Rate Futures Contracts. Each Fund may invest in interest-rate futures contracts and options on interest-rate futures contracts as a substitute for a comparable market position in the underlying securities. The Funds may also sell options on interest-rate futures contracts as part of closing purchase transactions to terminate their options positions. No assurance can be given that such closing transactions can be effected or the degree of correlation between price movements in the options on interest rate futures and price movements in the Funds' portfolio securities that are the subject of the transaction.

   Interest-Rate and Index Swaps. Each Fund may enter into interest-rate and index swaps in pursuit of their investment objectives. Interest-rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating-rate payments on fixed-rate payments). Index swaps involve the exchange by a Fund with another party of cash flows based upon the performance of an index of securities or a portion of an index of securities that usually include dividends or income. In each case, the exchange commitments can involve payments to be made in the same currency or in different currencies. A Fund will usually enter into swaps on a net basis. In so doing, the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. If a Fund enters into a swap, it will maintain a segregated account on a gross basis, unless the contract provides for a segregated account on a net basis. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. There is no limit, except as provided below, on the amount of swap transactions that may be entered into by a Fund. These transactions generally do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that a Fund is contractually obligated to make. There is also a risk of a default by the other party to a swap, in which case a Fund may not receive net amount of payments that a Fund contractually is entitled to receive.

   Foreign Currency and Futures Transactions. Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or by the failure to intervene, or by currency controls or political developments in the United States or abroad. The Funds intend to engage in foreign currency transactions to maintain the same foreign currency exposure as the relevant foreign securities index through which the Funds seek foreign equity market exposure, but not as part of a defensive strategy to protect against fluctuations in exchange rates. If a Fund enters into a foreign currency transaction or forward contract, the Fund deposits, if required by applicable regulations, with its custodian, cash or high-grade debt securities in a segregated account in an amount at least equal to the value of the Fund's total assets committed to the consummation of the forward contract. If the value of the securities placed in the segregated account declines, additional cash or securities is placed in the account so that the value of the account equals the amount of the Fund's commitment with respect to the contract.

   At or before the maturity of a forward contract, a Fund either may sell a portfolio security and make delivery of the currency, or may retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which such Fund obtains, on the same maturity date, the same amount of the currency which it is obligated to deliver. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, incurs a gain or a loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund realizes a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund suffers a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

   The cost to the Funds of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchange usually are conducted on a principal basis, no fees or commissions are involved. Barclays considers on an ongoing basis the creditworthiness of the institutions with which a Fund enters into foreign currency transactions. The use of forward currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. If a devaluation generally is anticipated, the Funds may not be able to contract to sell the currency at a price above the devaluation level it anticipates.

   The purchase of options on currency futures allows a Fund, for the price of the premium it must pay for the option, to decide whether or not to buy (in the case of a call option) or to sell (in the case of a put option) a futures contract at a specified price at any time during the period before the option expires.

   Foreign currency transactions may occur on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market or on a forward basis. A forward currency exchange contract involves an obligation to purchase or sell a specific currency at a set price on a future date which must be more than two days from the date of the contract. The forward foreign currency market offers less protection against default than is available when trading currencies on an exchange, since a forward currency contract is not guaranteed by an exchange or clearinghouse. Therefore, a default on a forward currency contract would deprive a Fund of unrealized profits or force such Fund to cover its commitments for purchase or resale, if any, at the current market price.

   Each Fund may combine forward currency exchange contracts with investments in securities denominated in other currencies.

   Each Fund also may maintain short positions in forward currency exchange transactions, which would involve the Fund agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Fund contracted to receive in the exchange.

   Foreign Futures Transactions. Unlike trading on domestic futures exchanges, trading on foreign futures exchanges is not regulated by the CFTC and generally is subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. Barclays, however, considers on an ongoing basis the creditworthiness of such counterparties. In addition, any profits that a Fund might realize in trading could be eliminated by adverse changes in the exchange rate; adverse exchange rate changes also could cause a Fund to incur losses. Transactions on foreign exchanges may include both futures contracts which are traded on domestic exchanges and those which are not. Such transactions may also be subject to withholding and other taxes imposed by foreign governments.

   Future Developments. Each Fund may take advantage of opportunities in the areas of options and futures contracts and options on futures contracts and any other derivative investments that are not presently contemplated for use by the Funds or which are not currently available but which may be developed, to the extent such opportunities are both consistent with a Fund's investment objective and legally permissible for each Fund. Before entering into such transactions or making any such investment, a Fund would provide appropriate disclosure in its Prospectus or this SAI.

Illiquid Securities

   Each Fund may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with its investment objective. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, floating- and variable-rate demand obligations as to which the Fund cannot exercise a demand feature on not more than seven days' notice and as to which there is no secondary market and repurchase agreements providing for settlement in more than seven days after notice.

Initial Public Offerings

   Although not a principal investment strategy of the Funds, the Funds may purchase shares issued in initial public offerings ("IPOs"). Although companies can be any age or size at the time of their IPOs, they are often smaller and have a limited operating history, which creates a greater potential for the value of their securities to be impaired following the IPO. In addition, market psychology prevailing at the time of an IPO can have a substantial and unpredictable effect on the price of an IPO security, causing the price of a company's securities to be particularly volatile at the time of its IPO and for a period thereafter.

Loans of Portfolio Securities

   Pursuant to guidelines approved by the Master Fund's Board of Trustees, each Master Portfolio may lend its portfolio securities to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank organized under the laws of the United States, organized under the laws of a state, or a foreign bank that has filed an agreement with the Federal Reserve Board to comply with the same rules and regulations applicable to U.S. banks in securities credit transactions, and such collateral being maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned plus any accrued interest or dividends; (2) the Master Portfolio may at any time call the loan and obtain the return of the securities loaned upon sufficient prior notification; (3) the Master Portfolio will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed the limits established by the 1940 Act. In determining whether or not to lend a security to a particular broker, dealer or financial institution, each Master Portfolio's investment adviser considers all relevant facts and circumstances, including the size, creditworthiness and reputation of the broker, dealer, or financial institution.

   A Master Portfolio will earn income for lending its securities because cash collateral pursuant to these loans will be invested subject to the investment objectives, principal investment strategies and policies of the Master Portfolio. In connection with lending securities, a Master Portfolio may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, a Master Portfolio could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Master Portfolio if a material event affecting the investment is to occur. A Master Portfolio may pay a portion of the interest or fees earned from securities lending to a borrower or securities lending agent.

   Barclays Global Investors, N.A. ("BGI"), acts as Securities Lending Agent for the Master Portfolios, subject to the overall supervision of the Master Portfolios' investment adviser. Pursuant to an exemptive order granted by the SEC, BGI is entitled to receive a portion of the revenues generated by securities lending activities as compensation for its services in this regard. The Master Portfolios have also obtained permission from the SEC (via exemptive order) to lend portfolio securities to certain affiliated borrowers, subject to a number of conditions.

Mortgage-Backed Securities

   Each Fund may invest in mortgage-backed securities ("MBSs"), which are securities representing interests in a pool of loans secured by mortgages. The resulting cash flow from these mortgages is used to pay principal and interest on the securities. MBSs are assembled for sale to investors by various government sponsored enterprises such as the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC") or are guaranteed by such governmental agencies as the Government National Mortgage Association ("GNMA").

   Regardless of the type of guarantee, all MBSs are subject to interest rate risk (i.e., exposure to loss due to changes in interest rates). GNMA MBSs include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") that are guaranteed as to the full and timely payment of principal and interest by GNMA, and such guarantee is backed by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development and, as such, Ginnie Maes are backed by the full faith and credit of the federal government.

   In contrast, MBSs issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates ("Fannie Maes") that are solely the obligations of FNMA and are neither backed by nor entitled to the full faith and credit of the federal government. FNMA is a government-sponsored enterprise that is also a private corporation whose stock trades on the NYSE. FNMA guarantees the timely payment of principal and interest with respect to Fannie Maes.

   MBSs issued by FHLMC include FHLMC Mortgage Participation Certificates ("Freddie Macs" or "PCs"). FHLMC is a government-sponsored enterprise whose MBSs are solely obligations of FHLMC. Therefore, Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. FHLMC guarantees timely payment of interest, but only ultimate payment of principal due under the obligations it issues. FHLMC may, under certain circumstances, remit the guaranteed payment of principal at any time after default on an underlying mortgage, but in no event later than one year after the guarantee becomes payable.

Ratings

   The ratings of Moody's and S&P represent their opinions as to the quality of the obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Therefore, although these ratings may be an initial criterion for selection of portfolio investments, Barclays also evaluates such obligations and the ability of their issuers to pay interest and principal. Each Fund relies on Barclays judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, Barclays takes into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, the quality of the issuer's management and regulatory matters. It also is possible that a rating agency might not timely change the rating on a particular issue to reflect subsequent events.

Securities of Non-U.S. Issuers

   The Funds may invest in certain securities of non-U.S. issuers as discussed below.

   Obligations of Foreign Governments, Supranational Entities and Bank. Each Fund may invest in U.S. dollar-denominated short-term obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by Barclays to be of comparable quality to the other obligations in which such Fund may invest. The Funds may also invest in debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank. The percentage of each Fund's assets invested in obligations of foreign governments and supranational entities will vary depending on the relative yields of such securities, the economic and financial markets of the countries in which the investments are made and the interest rate climate of such countries.

   Each Fund may invest a portion of its total assets in high-quality, short-term (one year or less) debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars.

   Foreign Equity Securities and Depositary Receipts. Each Fund's assets may be invested in the securities of foreign issuers and American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs") of such issuers. ADRs and EDRs may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued in Europe typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the U.S. securities markets and EDRs and CDRs in bearer form are designed for use in Europe. Each Fund may invest in ADRs, EDRs and CDRs through "sponsored" or "unsponsored" facilities. The issuer of the underlying security and a depositary jointly establish a sponsored facility, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute interestholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

   With respect to portfolio securities that are issued by foreign issuers or denominated in foreign currencies, the investment performance of a Fund is affected by the strength or weakness of the U.S. dollar against those currencies. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a yen-denominated stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the yen-denominated stock will fall.

   Shareowners should understand and consider carefully the risks involved in foreign investing. Investments in foreign securities are generally denominated in foreign currencies and involve certain considerations comprising both risk and opportunity not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back into the United States; the inability of a Fund to convert foreign currency into U.S. dollars, which would cause the Fund continued exposure to fluctuating exchange rates; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing, and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility; possible imposition of foreign taxes; possible investment in securities of companies in developing as well as developed countries; and sometimes less advantageous legal, operational, and financial protections applicable to foreign sub-custodial arrangements.

   Although the Funds try to invest in companies of countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other political, social or diplomatic developments that could adversely affect investment in these countries.

Short-Term Instruments and Temporary Investments

   The Funds may invest in high-quality money market instruments on an ongoing basis to provide liquidity, for temporary purposes when there is an unexpected level of shareholder purchases or redemptions or when "defensive" strategies are appropriate. The instruments in which the Funds may invest include: (i) short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises);
(ii) negotiable certificates of deposit ("CDs"), bankers' acceptances, fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and that are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation ("FDIC"); (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's or "A-1+" or "A-1" by S&P, or, if unrated, of comparable quality as determined by Barclays; (iv) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than one year that are rated at least "Aa" by Moody's or "AA" by S&P; (v) repurchase agreements; and (vi) short-term, U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, at the time of investment have more than $10 billion, or the equivalent in other currencies, in total assets and in the opinion of Barclays are of comparable quality to obligations of U.S. banks which may be purchased by the Fund.

   Bank Obligations. Each Fund may invest in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions.

   Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the FDIC.

   Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating- or variable-interest rates.

   Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the FDIC. Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks whose certificates of deposit ("CDs") may be purchased by each Fund are insured by the FDIC (although such insurance may not be of material benefit to the Fund, depending on the principal amount of the CDs of each bank held by the Fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal or state laws and regulations, domestic branches of domestic banks whose CDs may be purchased by each Fund generally are required, among other things, to maintain specified levels of reserves, are limited in the amounts which they can loan to a single borrower and are subject to other regulations designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks. Obligations of foreign branches of domestic banks, foreign subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as CDs and time deposits ("TDs"), may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and/or governmental regulation. Such obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on income and gains attributable to the obligations. These foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial record keeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

   Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation or by federal or state regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state.

   In addition, federal branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may be required to:
(1) pledge to the appropriate regulatory authority, by depositing assets with a designated bank within the relevant state, a certain percentage of their assets as fixed from time to time by such regulatory authority; and (2) maintain assets within the relevant state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of federal and State Branches generally must be insured by the FDIC if such branches take deposits of less than $100,000.

   In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks, by foreign subsidiaries of domestic banks, by foreign branches of foreign banks or by domestic branches of foreign banks, Barclays carefully evaluates such investments on a case-by-case basis. Each Fund may purchase CDs issued by banks, savings and loan associations and similar thrift institutions with less than $1 billion in assets, provided that such institutions are members of the FDIC, and further provided such Fund purchases any such CD in a principal amount of not more than $100,000, which amount would be fully insured by the Bank Insurance Fund or the Savings Association Insurance Fund administered by the FDIC. Interest payments on such a CD are not insured by the FDIC. No Fund will own more than one such CD per such issuer.

   Commercial Paper and Short-Term Corporate Debt Instruments. Each Fund may invest in commercial paper (including variable amount master demand notes), which consists of short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Barclays monitors on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

   Each Fund also may invest in non-convertible corporate debt securities (e.g., bonds and debentures) with not more than one year remaining to maturity at the date of settlement. A Fund will invest only in such corporate bonds and debentures that are rated at the time of purchase at least "Aa" by Moody's or "AA" by S&P. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. Barclays will consider such an event in determining whether the Fund should continue to hold the obligation. To the extent the Fund continues to hold such obligations, it may be subject to additional risk of default.

   Repurchase Agreements. Each Fund may engage in a repurchase agreement with respect to any security in which it is authorized to invest, including government securities and mortgage-related securities, regardless of their remaining maturities. The Funds may enter into repurchase agreements wherein the seller of a security to a Fund agrees to repurchase that security from the Fund at a mutually agreed-upon time and price that involves the acquisition by the Fund of an underlying debt instrument, subject to the seller's obligation to repurchase, and the Fund's obligation to resell, the instrument at a fixed price usually not more than one week after its purchase. Barclays monitors on an ongoing basis the value of the collateral to assure that it always equals or exceeds the repurchase price. Certain costs may be incurred by the Funds in connection with the sale of the underlying securities if the seller does not repurchase them in accordance with the repurchase agreement. In addition, if bankruptcy proceedings are commenced with respect to the seller of the securities, disposition of the securities by the Funds may be delayed or limited. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delay and costs to the Funds in connection with insolvency proceedings), it is the policy of the Funds to limit repurchase agreements to selected creditworthy securities dealers or domestic banks or other recognized financial institutions. The Funds consider on an ongoing basis the creditworthiness of the institutions with which they enter into repurchase agreements. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

U.S. Government Obligations

   The Funds may invest in various types of U.S. Government obligations. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Warrants

   Each Fund may invest generally up to 5% of its total net assets at the time of purchase in warrants, except that this limitation does not apply to warrants acquired in units or attached to securities. A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the corporation's capital stock at a set price for a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities.

                     INVESTMENT POLICIES AND RESTRICTIONS

Fundamental Restrictions

   The Funds are subject to certain fundamental restrictions on their investments. These restrictions may not be changed without the approval of the holders of a majority of the outstanding voting shares of the Funds affected by the change.

    1. Diversification. No Fund will make any investment inconsistent with the Fund's classification as a diversified company under the 1940 Act. This restriction does not apply to any Fund classified as a non-diversified company under the 1940 Act.

    2. Industry Concentration. A Fund will not invest 25% or more of its total assets (taken at market value at the time of each investment) in the securities of issuers primarily engaged in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities).

    3. Interests in Real Estate. No Fund will purchase real estate or any interest therein, except through the purchase of corporate or certain government securities (including securities secured by a mortgage or a leasehold interest or other interest in real estate). A security issued by a real estate or mortgage investment trust is not treated as an interest in real estate.

    4. Underwriting. No Fund will underwrite securities of other issuers except insofar as the Trust may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

    5. Borrowing. No Fund will borrow money, except that, for temporary purposes: (a) a Fund may borrow from banks (as defined in the 1940 Act) or through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed), taken at market value at the time of the borrowing; (b) a Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets (including the amount borrowed), taken at market value at the time of the borrowing; and (c) a Fund may obtain such short-term credits as may be necessary for clearance of purchases and sales of portfolio securities.

    6. Lending. No Fund will lend any security or make any other loan, except through: (a) the purchase of debt obligations in accordance with the Fund's investment objective or objectives and policies; (b) repurchase agreements with banks, brokers, dealers, and other financial institutions; and (c) loans of securities as permitted by applicable law.

    7. Commodities. No Fund will purchase or sell commodities or commodity contracts, except that a Fund may (a) enter into futures, options and options on futures, (b) forward contracts and (c) other financial transactions not requiring the delivery of physical commodities.

    8. Senior Securities. No Fund will issue senior securities except to the extent the activities permitted in Fundamental Restrictions Nos. 5 and 7 may be deemed to give rise to a senior security.

    9. Investments in Other Investment Companies. Each of the Funds may, notwithstanding any other fundamental policy or restrictions invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and restrictions of such Fund.

   For the purposes of the restrictions relating to industry concentration, the restrictions noted above in Item 2 do not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

Non-Fundamental Restrictions

   The Funds also has adopted the following additional investment restrictions. These are not fundamental and may be changed by the Board of Trustees without shareholder approval.

    1. Financial Futures Contracts. No Fund may enter into a financial futures contract (by exercise of any option or otherwise) or acquire any options thereon, if, immediately thereafter, the total of the initial margin deposits required with respect to all open futures positions, at the time such positions were established, plus the sum of the premiums paid for all unexpired options on futures contracts would exceed 5% of the value of its total assets.

    2. Margin Purchases. No Fund may purchase any securities on margin except in connection with investments of certain Funds in futures contracts or options on futures contracts.

    3. Pledging Assets. No Fund may mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by such Fund except: (a) as may be necessary in connection with borrowings mentioned in fundamental restriction number 5 above, and then such mortgaging, pledging or hypothecating may not exceed 10% of the Fund's total assets, taken at market value at the time thereof, or (b) in connection with investments of certain Funds in futures contracts or options on futures contracts.

    4. Illiquid Securities and Repurchase Agreements. No Fund may purchase securities or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in any combination of:

       (i)repurchase agreements not entitling the holder to payment of principal and interest within seven days, and

      (ii)securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market.

    5. Investments in Other Investment Companies. No Fund may invest more than 5% of its total assets in the securities of any single investment company or more than 10% of its total assets in the securities of other investment companies in the aggregate, or hold more than 3% of the total outstanding voting stock of any single investment company. These restrictions do not apply to a Fund seeking to achieve its investment objective by investing substantially all of its assets in a Master Portfolio.

Operating Policies of the Master Portfolios

   The Master Portfolios in which the Funds invest are subject to the following fundamental investment limitations which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Master Portfolio's outstanding voting securities. To obtain approval, a majority of the Master Portfolio's outstanding voting securities means the vote of the lesser of: (1) 67% or more of the voting securities present, if more than 50% of the outstanding voting securities are present or represented, or (2) more than 50% of the outstanding voting shares.

   The Master Portfolios may not:

      (1) Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Master Portfolio's investments in that industry would equal or exceed 25% of the current value of the Master Portfolio's total assets, provided that this restriction does not limit a Master Portfolio's: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (iii) investments in repurchase agreements collateralized by U.S. Government securities;

      (2) Purchase the securities of any single issuer if, as a result, with respect to 75% of a Master Portfolio's total assets, more than 5% of the value of its total assets would be invested in the securities of such issuer or the Master Portfolio's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Master Portfolio's cash or cash items, investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies;

      (3) Borrow money or issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder;

      (4) Make loans to other parties, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

      (5) Underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Master Portfolio's investment program may be deemed to be an underwriting; and provided further, that the purchase by the Master Portfolio of securities issued by an open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Master Portfolio shall not constitute an underwriting for purposes of this paragraph;

      (6) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Master Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

      (7) Purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

   Non-Fundamental Investment Restrictions. The Master Portfolios have adopted the following investment restrictions as non-fundamental policies. These restrictions may be changed without interestholder approval by vote of a majority of the Trustees of Master Fund, at any time. The Master Portfolios are subject to the following investment restrictions, all of which are non-fundamental policies.

      (1) The Master Portfolios may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act. Under the 1940 Act, a Master Portfolio's investment in such securities currently is limited, subject to certain exceptions, to (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Master Portfolio's total assets with respect to any one investment company, and (iii) 10% of such Master Portfolio's total assets in the aggregate. Other investment companies in which the Master Portfolios invest can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Master Portfolio.

      (2) Each Master Portfolio may not invest more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

      (3) Each Master Portfolio may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of a Master Portfolio's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Master Portfolios will not enter into any portfolio security lending arrangement having a duration of longer than one year.

      (4) Each Master Portfolio may not purchase securities on margin, but each Master Portfolio may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indexes.

                             MORE ABOUT THE FUNDS

Master/Feeder Structure

   The Funds seek to achieve their investment objective by investing all of their assets into Master Portfolios of the Master Fund. The Funds and other entities investing in Master Portfolios are each liable for all obligations of the Master Portfolio. However, the risk of the Funds incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Master Fund itself is unable to meet its obligations. Accordingly, the Trust's Board of Trustees believes that neither the Funds nor their respective shareholders will be adversely affected by investing assets in the Master Portfolios. However, if a mutual fund or other investor withdraws its investment from a Master Portfolio, the economic efficiencies (e.g., spreading fixed expenses among a larger asset base) that the Trust's Board of Trustees believes may be available through investment in a Master Portfolio may not be fully achieved. In addition, given the relative novelty of the master/feeder structure, accounting or operational difficulties, although unlikely, could arise.

   A Fund may withdraw its investment in the Master Portfolios only if the Trust's Board of Trustees determines that such action is in the best interests of the Fund and its shareholders. Upon any such withdrawal, the Trust's Board of Trustees would consider alternative investments, including investing all of the Fund's assets in another investment company with the same investment objective as the Fund or allowing the Manager or another investment adviser to directly manage the Fund's assets in accordance with the investment policies described above with respect to a Fund.

   The investment objective and other fundamental policies of a Master Portfolio cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Master Portfolio's outstanding interests. Whenever a Fund, as an interestholder of a Master Portfolio, is requested to vote on any matter submitted to interestholders of the Master Portfolio, the Fund will either (1) hold a meeting of its shareholders to consider such matters, and cast its votes in proportion to the votes received from its shareholders (shares for which the Fund receives no voting instructions will be voted in the same proportion as the votes received from the other Fund shareholders); or (2) cast its votes, as an interestholder of the Master Portfolio, in proportion to the votes received by the Master Portfolio from all other interestholders of the Master Portfolio.

   Certain policies of the Master Portfolios which are non-fundamental may be changed by vote of a majority of the Master Fund's Trustees without interestholder approval. If the Master Portfolio's investment objective or fundamental or non-fundamental policies are changed, the Fund may elect to change its objective or policies to correspond to those of the Master Portfolio. The Fund also may elect to redeem its interests in the Master Portfolio and seek a new investment company with a matching objective in which to invest or direct the Manager to manage the Fund's portfolio in accordance with its objective. In the latter case, the Fund's inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders' investments in the Fund. The Fund will provide shareholders with 30 days' written notice prior to the implementation of any change in the investment objective of the Fund or the Master Portfolio, to the extent possible.

Risk Considerations

   General. Since the investment characteristics and, therefore, investment risks directly associated with each Fund correspond to those of the Master Portfolio in which each Fund invests, the following is a discussion of the risks associated with the investments of the Master Portfolios. Once again, unless otherwise specified, references to the investment policies and risks of a Fund also should be understood as references to the investment policies and risks of the corresponding Master Portfolio. The net asset value per share of each Fund is neither insured nor guaranteed, is not fixed and should be expected to fluctuate.

   Equity Securities. The stock investments of the Funds are subject to equity market risk. Equity market risk is the possibility that common stock prices will fluctuate or decline over short or even extended periods. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when prices generally decline.

   Debt Securities. The debt instruments in which the Funds invest are subject to credit and interest rate risk. Credit risk is the risk that issuers of the debt instruments in which the Funds invest may default on the payment of principal and/or interest. Interest rate risk is the risk that increases in market interest rates may adversely affect the value of the debt instruments in which the Funds invest. The value of the debt instruments generally changes inversely to market interest rates. Debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities.

Changes in the financial strength of an issuer or changes in the ratings of any particular security may also affect the value of these investments. Although some of a Fund's securities are guaranteed by the U.S. Government, its agencies or instrumentalities, such securities are subject to interest rate risk and the market value of these securities, upon which the Funds' daily net asset value is based, will fluctuate. No assurance can be given that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

   Foreign Securities. The Funds may invest in debt obligations and equity securities of foreign issuers and may invest in ADRs and EDRs of such issuers. Investing in the securities of issuers in any foreign country, including through ADRs and EDRs, involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political, social and monetary or diplomatic developments that could affect U.S. investments in foreign countries. Additionally, amounts realized on foreign securities may be subject to foreign taxes, including withholding taxes. Foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custodial arrangements and transaction costs of foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar. A Fund's performance may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments.

   Mortgage-Backed Securities. Investments in mortgage-backed securities are subject to additional risks besides interest rate risk and credit risk that are common to all types of bonds. Mortgage-backed securities are subject to prepayment risk and extension risk, either of which can reduce the rate of return on a portfolio. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest the money in mortgage-backed or other securities that have lower yields. Conversely, extension risk is the risk that borrowers extend the repayment of their mortgages longer than expected, which also may affect the investment's average life and yield.

   Other Investment Considerations. Because the Funds may shift investment allocations significantly from time to time, their performance may differ from funds that invest in one asset class or from funds with a stable mix of assets. Further, shifts among asset classes may result in relatively high turnover and transaction (i.e., brokerage commission) costs. Fund turnover may also result in adverse tax consequences to a Fund's shareholders. During those periods in which a high percentage of a Fund's assets are invested in long-term bonds, the Fund's exposure to interest-rate risk will be greater because the longer maturity of such securities means they are generally more sensitive to changes in market interest rates than short-term securities.

   Each Fund also may lend its portfolio securities and enter into futures transactions, each of which involves risk. The futures contracts and options on futures contracts that each Fund may purchase may be considered derivatives. Derivatives are financial instruments whose values are derived, at least in part, from the prices of other securities or specified assets, indices or rates.

   Barclays employs asset allocation and modeling strategies for other investment companies and accounts advised or sub-advised by Barclays. If these strategies indicate particular securities should be purchased or sold, at the same time, by a Fund and one or more of these investment companies or accounts, available investments or opportunities for sales will be allocated equitably to each by Barclays. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a Fund or the price paid or received by such Fund.

                             Trustees and Officers

   The Board of Trustees has overall responsibility for the conduct of the Trust's affairs. The Trust is not required to hold annual meetings of shareowners and does not intend to do so. Delaware law permits shareowners to remove Trustees under certain circumstances and requires the Trust to assist in shareowner communications.

   Committees. There are two standing committees of the Board of Trustees - the Executive Committee and the Audit Committee. The members of the Executive Committee are Edward B. Rust, Jr., Michael L. Tipsord, and James A. Shirk (since 3/14/2003). The Executive Committee acts on behalf of the entire Board of Trustees during intervals between meetings of the Board of Trustees. Actions of the Executive Committee must be consistent with the Trust's Declaration of Trust. During calendar year 2002, the Executive Committee did not meet.

   The Audit Committee includes as its members each Trustee of the Trust who is not an "interested person" of the Trust (as such term is defined in the 1940
Act) (an "Independent Trustee"). The Audit Committee operates pursuant to a separate charter and is responsible for, among other things, overseeing the Trust's accounting and financial reporting practices, reviewing the results of the annual audits of the Trust's financial statements and interacting with the Trust's independent auditors on behalf of the full Board of Trustees. During calendar year 2002, the Audit Committee held two meetings.

   The Trustees and officers of the Trust, their ages at December 31, 2002, their principal occupations for the last five years and their affiliations, if any, with the Manager and State Farm VP Management Corp., the Trust's principal underwriter, are listed below. The information is provided first for the Independent Trustees, and next for Trustees who are interested persons of the Trust and for officers.

  Information about Independent Trustees of State Farm Mutual Fund Trust

                                                                                                         Number of
                                                                                                         Portfolios
                                                                                                          in Fund       Other
                             Position        Length of                                                    Complex   Directorships
                             Held with    Time Served and              Principal Occupation(s)            Overseen     Held by
Name, Address, and Age         Fund       Term of Office               During the Past 5 Years           by Trustee    Trustee
----------------------       --------- --------------------- ------------------------------------------- ---------- -------------
Thomas M. Mengler,            Trustee  Began service in      DEAN and PROFESSOR OF LAW--                     25         None
100 LaSalle Avenue                     2000 and serves until University of St. Thomas School of Law
Minneapolis, Minnesota 55403           successor is elected  (since 6/2002); DEAN--University of
Age 49                                 or appointed          Illinois College of Law (8/1993 to 6/2002);
                                                             TRUSTEE--State Farm Variable Product
                                                             Trust, State Farm Associates' Funds Trust.

James A. Shirk,               Trustee  Began service in      DIRECTOR and PRESIDENT--Beer                    25         None
103 North Robinson                     2000 and serves until Nuts, Inc. (manufacturer of snack foods);
Bloomington, Illinois 61701            successor is elected  TRUSTEE--State Farm Variable Product
Age 58                                 or appointed          Trust, State Farm Associates' Funds Trust.

Victor J. Boschini,           Trustee  Began service in      PRESIDENT (since 1999) and                      25         None
1000 Gregory St.                       2001 and serves until VICE PRESIDENT (1997-1999)--Illinois
Normal, Illinois 61761                 successor is elected  State University; TRUSTEE--State Farm
Age 46                                 or appointed          Variable Product Trust, State Farm
                                                             Associates' Funds Trust.

David L. Vance,               Trustee  Began service in      PRESIDENT (since 2000)--Caterpillar             25         None
100 N.E. Adams St.                     2000 and serves until University; CHIEF ECONOMIST and
Peoria, Illinois 61629                 successor is elected  MANAGER of the Business Intelligence
Age 50                                 or appointed          Group (since 1994)--Caterpillar, Inc.;
                                                             TRUSTEE--State Farm Variable Product
                                                             Trust, State Farm Associates' Funds Trust.

Donald A. Altorfer,           Trustee  Began service in      CHAIRMAN--Altorfer, Inc. (dealer in             25         None
4200 Rodger Street                     2000 and serves until heavy machinery and equipment);
Springfield, Illinois 62703            successor is elected  TRUSTEE--State Farm Variable. Product
Age 59                                 or appointed          Trust, State Farm Associates' Funds Trust.

  Information about Officers and Interested Trustees of State Farm Mutual Fund Trust

                                                                                                 Number of
                                                                                                 Portfolios
                                                                                                  in Fund         Other
                               Position           Length of                                       Complex     Directorships
                               Held with       Time Served and       Principal Occupation(s)      Overseen       Held by
Name, Address, and Age           Fund          Term of Office        During the Past 5 Years     by Trustee      Trustee
----------------------      --------------- --------------------- -----------------------------  ---------- ------------------
Edward B. Rust, Jr.*,       Trustee and     Began service in      CHAIRMAN OF THE BOARD,            25      DIRECTOR--
One State Farm Plaza        President       2000 and serves until CHIEF EXECUTIVE OFFICER, and              McGraw-Hill
Bloomington, Illinois 61710                 successor is elected  DIRECTOR--State Farm Mutual               Corporation;
Age 52                                      or appointed          Automobile Insurance Company;             DIRECTOR--
                                                                  PRESIDENT and DIRECTOR--State             Caterpillar, Inc.;
                                                                  Farm VP Management Corp.,                 DIRECTOR--
                                                                  State Farm Investment                     Helmerich &
                                                                  Management Corp.; PRESIDENT               Payne, Inc.
                                                                  and TRUSTEE--State Farm
                                                                  Variable Product Trust, State
                                                                  Farm Associates' Funds Trust.

Michael L. Tipsord*,        Trustee, Senior Began service in      SENIOR VICE PRESIDENT and         25             None
One State Farm Plaza        Vice President  2002 and serves until TREASURER (since 12/2002),
Bloomington, Illinois 61710 and Treasurer   successor is elected  VICE PRESIDENT and TREASURER
Age 43                                      or appointed          (7/2001 to 12/2002), VICE
                                                                  PRESIDENT and ASSISTANT
                                                                  TREASURER (1/1999 to 7/2001),
                                                                  and EXECUTIVE ASSISTANT
                                                                  (1/1998 to 1/1999)--State
                                                                  Farm Mutual Automobile
                                                                  Insurance Company; DIRECTOR,
                                                                  SENIOR VICE PRESIDENT and
                                                                  TREASURER (since 12/2002),
                                                                  VICE PRESIDENT and ASSISTANT
                                                                  SECRETARY-TREASURER (6/2001
                                                                  to 12/2002) and ASSISTANT
                                                                  SECRETARY-TREASURER (before
                                                                  6/2001)--State Farm
                                                                  Investment Management Corp.,
                                                                  State Farm VP Management
                                                                  Corp.; TRUSTEE, SENIOR VICE
                                                                  PRESIDENT and TREASURER
                                                                  (since 12/2002), VICE
                                                                  PRESIDENT and ASSISTANT
                                                                  SECRETARY-TREASURER (6/2001
                                                                  to 12/2002) and ASSISTANT
                                                                  SECRETARY-TREASURER (before
                                                                  6/2001)--State Farm Variable
                                                                  Product Trust, State Farm
                                                                  Associates' Funds Trust.

Jack W. North,              Senior Vice     Began service in      EXECUTIVE VICE                    N/A            N/A
One State Farm Plaza        President       2001 and Serves       PRESIDENT--FINANCIAL SERVICES
Bloomington, Illinois 61710                 until removed         (since 2001) and SENIOR VICE
Age 55                                                            PRESIDENT (1998-2001)--State
                                                                  Farm Mutual Automobile
                                                                  Insurance Company; SENIOR
                                                                  VICE PRESIDENT and DIRECTOR
                                                                  (since 2001)--State Farm
                                                                  Investment removed Management
                                                                  Corp., State Farm VP
                                                                  Management Corp.; SENIOR VICE
                                                                  PRESIDENT (since 2001) --
                                                                  State Farm Variable Product
                                                                  Trust, State Farm Associates'
                                                                  Funds Trust.

Paul N. Eckley,             Senior Vice     Began service in      SENIOR VICE                       N/A            N/A
One State Farm Plaza        President       2000 and Serves       PRESIDENT--INVESTMENTS--State
Bloomington, Illinois 61710                 until removed         Farm Mutual Automobile
Age 48                                                            Insurance Company; SENIOR
                                                                  VICE PRESIDENT--State Farm
                                                                  Investment Management Corp.,
                                                                  State Farm Variable Product
                                                                  Trust, State Farm Associates'
                                                                  Funds Trust.

                                                                                            Number of
                                                                                            Portfolios
                                                                                             in Fund       Other
                              Position         Length of                                     Complex   Directorships
                              Held with     Time Served and     Principal Occupation(s)      Overseen     Held by
Name, Address, and Age          Fund        Term of Office      During the Past 5 Years     by Trustee    Trustee
----------------------      -------------- ----------------- -----------------------------  ---------- -------------
Susan D. Waring,            Vice President Began service in  SENIOR VICE PRESIDENT and         N/A          N/A
One State Farm Plaza                       2000 and serves   CHIEF ADMINISTRATIVE OFFICE
Bloomington, Illinois 61710                until removed     (since 2001)--State Farm Life
Age 53                                                       Insurance Company; VICE
                                                             PRESIDENT (1997-2001)--State
                                                             Farm Mutual Automobile
                                                             Insurance Company; SENIOR
                                                             VICE PRESIDENT and DIRECTOR
                                                             (since 2001)--State Farm VP
                                                             Management Corp.; VICE
                                                             PRESIDENT--State Farm
                                                             Investment Management Corp.,
                                                             State Farm Variable Product
                                                             Trust, State Farm Associates'
                                                             Funds Trust.

Donald E. Heltner,          Vice President Began service in  VICE PRESIDENT--FIXED             N/A          N/A
One State Farm Plaza                       2000 and serves   INCOME--State Farm Mutual
Bloomington, Illinois 61710                until removed     Automobile Insurance Company;
Age 55                                                       VICE PRESIDENT--State Farm
                                                             Investment Management Corp.,
                                                             State Farm Variable Product
                                                             Trust, State Farm Associates'
                                                             Funds Trust.

John S. Concklin,           Vice President Began service in  VICE PRESIDENT--COMMON            N/A          N/A
One State Farm Plaza                       2000 and serves   STOCKS--State Farm Mutual
Bloomington, Illinois 61710                until removed     Automobile Insurance Company;
Age 56                                                       VICE PRESIDENT--State Farm
                                                             Investment Management Corp.,
                                                             State Farm Variable Product
                                                             Trust, State Farm Associates'
                                                             Funds Trust.

Randall H. Harbert,         Vice President Began service in  VICE PRESIDENT--MUTUAL FUNDS      N/A          N/A
Three State Farm Plaza,                    2001 and serves   (since 9/2001),
Bloomington, Illinois 61791                until removed     ADMINISTRATIVE ASSISTANT
Age 39                                                       (6/2001 to 9/2001), AGENCY
                                                             FIELD EXECUTIVE (6/1999 to
                                                             6/2001), REGIONAL
                                                             ADMINISTRATIVE ASSISTANT
                                                             (6/1998 to 6/1999), and
                                                             AGENCY FIELD CONSULTANT
                                                             (6/1997 to 6/1998)--State
                                                             Farm Mutual Automobile
                                                             Insurance Company; VICE
                                                             PRESIDENT (since 2001)--State
                                                             Farm Investment Management
                                                             Corp., State Farm VP
                                                             Management Corp., State Farm
                                                             Variable Product Trust, State
                                                             Farm Associates' Funds Trust.

David R. Grimes,            Vice President Began service in  ASSISTANT VICE                    N/A          N/A
Three State Farm Plaza      and Secretary  2000 and serves   PRESIDENT--State Farm Mutual
Bloomington, Illinois 61710                until removed and Automobile Insurance Company;
Age 60                                     successor is      VICE PRESIDENT and
                                           appointed         SECRETARY--State Farm
                                                             Investment Management Corp.,
                                                             State Farm VP Management
                                                             Corp., State Farm Variable
                                                             Product Trust, State Farm
                                                             Associates' Funds Trust.

--------
* Messrs. Rust and Tipsord are "interested" Trustees as defined by the 1940 Act because each is (i) an officer of the Trust, (ii) a director of the Manager, the Trust's investment adviser, (iii) a director of State Farm VP Management Corp., the Trust's distributor, (iv) an officer of the Manager, and (v) an officer of State Farm VP Management Corp.

   Trustees or officers who are interested persons do not receive any compensation for their services to the Trust. The Independent Trustees receive,
(i) a monthly retainer equal to $1,750, (ii) a fee of $1,500 for each regular board meeting attended, (iii) a fee of $750 for each special board meeting or committee meeting attended, unless the special board meeting or committee meeting is held by telephone or by other electronic means, in which case the fee is $500, and (iv) a committee chairperson receives an additional $500 for each committee meeting attended. These fees are paid to the Trustees on behalf of the Trust and on behalf of ten other mutual funds advised by the Manager. Each mutual fund managed by the Manager shares in the fees for Independent Trustees pro-rata based upon the relative net assets of each fund as of the end of the most recently completed calendar quarter. In addition, Independent Trustees will be reimbursed for any out-of-pocket expenses incurred in connection with the affairs of the Trust.

   Trustees and officers of the Trust do not receive any benefits from the Trust upon retirement nor does the Trust accrue any expenses for pension or retirement benefits. Officers of the Trust and Trustees who are interested persons of the Trust under the 1940 Act are also employees of the State Farm Insurance Companies. As such, these persons may purchase Class A shares of the Funds without paying an initial sales charge. The purpose of this program is to encourage these persons to purchase Fund shares.

                         Aggregate          Total Compensation from
                         Compensation       the Trust and Other
     Name                From the Trust (1) State Farm Mutual Funds (1)(2)
     ----                ------------------ ------------------------------
     Edward B. Rust, Jr. None(3)            None(3)
     Michael L. Tipsord. None(3)            None(3)
     Roger S. Joslin.... None(3)(4)         None(3)(4)
     Thomas M. Mengler.. $2,840             $26,250
     James A. Shirk..... $2,840             $26,250
     Donald Altorfer.... $2,840             $26,250
     Victor Boschini.... $2,840             $26,250
     David L. Vance..... $3,007             $26,750

--------
(1)For the fiscal year ended December 31, 2002.
(2)The other "State Farm Mutual Funds" are State Farm Variable Product Trust and State Farm Associates' Funds Trust.
(3)Non-compensated interested trustee.
(4)Mr. Joslin retired from service as a non-compensated interested trustee of the Trust in December of 2002.

   The following table reflects dollar ranges of each Trustee's ownership of equity securities of each Fund, and dollar ranges of each Trustee's ownership of equity securities in all investment companies in the State Farm family of mutual funds. This data is as of December 31, 2002.

                                                                                               Aggregate Dollar
                                      Dollar Range of      Dollar Range of   Dollar Range of   Range of Equity
                    Dollar Range of   Equity Securities in Equity Securities Equity Securities Securities in
                    Equity Securities Small Cap Equity     in International  in S&P 500        Small Cap
Name of Trustee     in Equity Fund    Fund                 Equity Fund       Index Fund        Index Fund
---------------     ----------------- -------------------- ----------------- ----------------- ----------------
Thomas M. Mengler.. None               None                None              None              None
James A. Shirk..... None               None                None              None              None
Victor J. Boschini. None               None                None              None              None
David L. Vance..... None               None                None              None              None
Donald A. Altorfer. None               None                None              None              None
Edward B. Rust, Jr. None               None                None              None              None
Michael L. Tipsord. None               $50,001 to $10,000  None              None              None

                                                                                          Aggregate Dollar Range
                                                              Dollar Range  Dollar Range  of Equity Securities in
                    Dollar Range  Dollar Range                of Equity     of Equity     all Registered
                    of Equity     of Equity     Dollar Range  Securities in Securities in Investment Companies
                    Securities in Securities in of Equity     Tax           Money         Overseen by Trustee in
                    International Equity and    Securities in Advantaged    Market        Family of Investment
Name of Trustee     Index Fund    Bond Fund     Bond Fund     Bond Fund     Fund          Companies
---------------     ------------- ------------- ------------- ------------- ------------- -----------------------
Thomas M. Mengler.. None          None          None          None          None          None
James A. Shirk..... None          None          None          None          None          Over $100,000
Victor J. Boschini. None          None          None          None          None          None
David L. Vance..... None          None          None          None          None          None
Donald A. Altorfer. None          None          None          None          None          None
Edward B. Rust, Jr. None          None          None          None          None          Over $100,000
Michael L. Tipsord. None          None          None          None          None          Over $ 100,000

      Additional Information Regarding Independent Trustees of the Trust

   As of December 31, 2002, State Farm Mutual Automobile Insurance Company ("Auto Company") owned all of the common stock issued by the Manager and by State Farm VP Management Corp. ("Management Corp."), the Trust's underwriter. Auto Company is a mutual insurance company domiciled in Illinois and owned by its policyholders. Neither the Independent Trustees of the Trust nor their immediate family members own securities representing an ownership interest in the Manager, in Management Corp. or in Auto Company.

   During the period January 1, 2001 to December 31, 2002, neither the Independent Trustees of the Trust nor their immediate family members had any direct or indirect:

  . interest in the Manager, Management Corp., Auto Company, or in other affiliates of Auto Company, the value of which interest exceeded $60,000;

  . interest in any transaction or series of similar transactions with the Trust, the Manager, Management Corp., Auto Company, affiliates of Auto Company, or with an officer of any such company, the value of which transaction or series of transactions exceeded $60,000, or

  . relationship(s) with the Trust, the Manager, Management Corp., Auto Company, affiliates of Auto Company, or with an officer of any such company, in an amount that exceeded $60,000.

                        INVESTMENT ADVISORY AGREEMENTS

Between the Trust and the Manager

   The Trust has an Investment Advisory and Management Services Agreement and a Transfer Agent Agreement with the Manager. The Investment Advisory and Management Services Agreement was approved for each Fund by the Board of Trustees of the Trust (including a majority of Trustees who are not parties to the Management Agreements or interested persons, as defined by the 1940 Act, of any such party) at a meeting held for that purpose on [March 14, 2003] and subsequently was approved by the sole shareholder of each Fund. The Trust also has entered into a Distribution Agreement with Management Corp., an affiliate of the Manager. The Investment Advisory and Management Services Agreement and the Distribution Agreement may be continued beyond their current terms only so long as such continuance is specifically approved at least annually by the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Trust and, in either case, by vote of a majority of the Trustees who are not interested persons of any party to such agreement, except in their capacity as Trustees of the Trust, cast in person at a meeting called for the purpose of voting on such approval.

   In considering the approval of the Investment Advisory and Management Services Agreement, the Board considered multiple factors. First, the Board of Trustees considered the quality of the advisory services that it anticipated would be provided by the Manager to the Funds. The Manager will regularly provides analyses to the Board of Trustees with respect to how each Fund is performing relative to specified indices and relative to other funds with similar investment objectives. The Board of Trustees considered the anticipated profitability of the Investment Advisory and Management Services Agreement to the Manager. The Board of Trustees also considered the level of advisory fees that the Manager anticipated charging the Trust compared to what other investment advisers charge other similar investment companies and concluded that the level of fees was appropriate.

   Relying on the factors discussed above, the Board of Trustees of the Trust approved the Investment Advisory and Management Services Agreement at a Board meeting held in March 2003.

   The Investment Advisory and Management Services Agreement and the Distribution Agreement may be terminated upon 60 days' written notice by any of the parties to the agreement, or by a majority vote of the outstanding shares, and will terminate automatically upon its assignment by any party. There is a Service Agreement among the Trust, the Manager and Auto Company, and a Service Agreement among the Trust, Management Corp., and Auto Company.

   Since its inception in 1967, the Manager's principal business has been to act as investment adviser, transfer agent and dividend disbursing agent for the funds in the State Farm family of mutual funds.

   Pursuant to the Investment Advisory and Management Services Agreement, the
Manager: (1) acts as each Fund's investment adviser; (2) oversees each Fund's investments; (3) administers each Fund's business affairs; (4) provides clerical personnel, suitable office space, necessary facilities and equipment and administrative services; and (5) permits its officers and employees to serve as trustees, officers and agents of the Trust, without compensation from the Trust, if duly elected or appointed.

   As compensation for the services and facilities furnished, each Fund pays a management fee (computed on a daily basis and paid quarterly) at the annual rates shown below, which rate includes the management fee indirectly paid by the Funds through their investments in the Master Portfolios:

              State Farm LifePath Income Fund 0.70% of net assets
              State Farm LifePath 2010 Fund.. 0.70% of net assets
              State Farm LifePath 2020 Fund.. 0.70% of net assets
              State Farm LifePath 2030 Fund.. 0.70% of net assets
              State Farm LifePath 2040 Fund.. 0.70% of net assets

   The Manager will reimburse each Fund, if and to the extent, the Fund's total annual operating expenses exceed the following percentages of the Fund's average net assets:

                                      Class A Class B Institutional Class
                                      ------- ------- -------------------
      State Farm LifePath Income Fund  1.30%   1.70%         0.80%
      State Farm LifePath 2010 Fund..  1.30%   1.70%         0.80%
      State Farm LifePath 2020 Fund..  1.30%   1.70%         0.80%
      State Farm LifePath 2030 Fund..  1.30%   1.70%         0.80%
      State Farm LifePath 2040 Fund..  1.30%   1.70%         0.80%

   The reimbursement arrangement is voluntary and may be eliminated by the Manager at any time.

   Pursuant to the Service Agreement, Auto Company provides the Manager with certain personnel, services and facilities to enable the Manager to perform its obligations to the Trust. The Manager reimburses Auto Company for such costs, direct and indirect, as are fairly attributable to the services performed and the facilities provided by Auto Company under the Service Agreement. Accordingly, the Trust makes no payment to Auto Company under the Service Agreement.

   The advisory fees are allocated to the different classes of shares pro-rata based on net assets.

   The Investment Advisory and Management Services Agreement requires the Trust to pay certain expenses. The Trust is responsible for payment of all expenses it may incur in its operation and all of its general administrative expenses except those expressly assumed by the Manager. These include (by way of description and not of limitation), any share redemption expenses, expenses of portfolio transactions, shareholder servicing costs, pricing costs (including the daily calculation of net asset value), interest on borrowings by the Trust, charges of the custodian and transfer agent, cost of auditing services, non-interested Trustees' fees, legal expenses, all taxes and fees (including state and federal securities registration fees), investment advisory fees, certain insurance premiums, cost of maintenance of corporate existence, investor services (including allocable personnel and telephone expenses), costs of printing and mailing updated Trust Prospectuses to shareholders, costs of preparing, printing, and mailing proxy statements and shareholder reports to shareholders, the cost of paying dividends, capital gains distribution, costs of Trustee and shareholder meetings, dues to trade organizations, and any extraordinary expenses, including litigation costs in legal actions involving the Trust, or costs related to indemnification of Trustees, officers and employees of the Trust. The Manager is required to pay all other Fund expenses. Expenses incurred in the organization of the Trust or of new Funds of the Trust, including legal and accounting expenses and costs of the initial registration of securities of the Trust under federal and state securities laws, are also paid by the Manager.

   The Board of Trustees of the Trust determines the manner in which expenses are allocated among the Funds of the Trust. The Board allocates those expenses associated with a specific Fund to that Fund. Those expenses which are paid for the benefit of all the Funds are allocated pro-rata based upon each Fund's net assets.

   The Investment Advisory and Management Services Agreement also provide that the Manager shall not be liable to the Trust or to any shareholder for any error of judgment or mistake of law or for any loss suffered by the Trust or by any shareholder in connection with matters to which the such Agreements relate, except for a breach of fiduciary duty or a loss resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard on the part of the Manager in the performance of its duties thereunder.

Between Barclays and the Master Portfolios

   Barclays is investment adviser to the Master Portfolios. Barclays is an indirect subsidiary of Barclays Bank PLC. Pursuant to Investment Advisory Contracts ("Master Portfolio Advisory Contracts") with the Master Fund, Barclays provides investment guidance and policy direction in connection with the management of the Master Portfolios' assets. Pursuant to the Master Portfolio Advisory Contracts, Barclays furnishes to the Master Fund's Boards of Trustees periodic reports on the investment strategy and performance of the Master Portfolios. The Master Portfolio Advisory Contracts are required to be approved annually (i) by the holders of a majority of the Master Fund's outstanding voting securities or by the Master Fund's Boards of Trustees and
(ii) by a majority of the Trustees of the Master Fund who are not parties to the Master Portfolio Advisory Contract or "interested persons" (as defined in the 1940 Act) of any such party. The Master Portfolio Advisory Contracts may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

   Barclays is entitled to receive monthly fees at an annual rate of 0.35% of each Master Portfolio's average daily net assets as compensation for its advisory services to each Master Portfolio. From time to time, Barclays may waive such fees in whole or in part. Any such waiver will reduce the expenses of the Master Portfolio and, accordingly, have a favorable impact on its performance.

   The Master Portfolio Advisory Contracts provide that the advisory fee is accrued daily and paid monthly. This advisory fee is an expense of the Master Portfolios borne proportionately by their interestholders, such as the Funds.

   Barclays has agreed to provide to the Master Portfolios, among other things, money market security and fixed-income research, analysis and statistical and economic data and information concerning interest rate and security market trends, portfolio composition, credit conditions and average maturities of the Master Portfolio's investment portfolio.

                       SECURITIES ACTIVITIES OF BARCLAYS

   Securities held by the Master Portfolios may also be held by separate accounts or mutual funds for which the Barclays acts as an adviser, some of which may be affiliated with Barclays. Because of different investment objectives, cash flows or other factors, a particular security may be bought by Barclays for one or more of their clients, when one or more other clients are selling the same security. Pursuant to procedures adopted by the Master Fund's Board of Trustees, Barclays may cause a Master Portfolio to buy or sell a security from another Master Portfolio or another account. Any such transaction would be executed at a price determined in accordance with those procedures and without sales commissions. Transactions executed pursuant to such procedures are reviewed by the Board of Trustees quarterly.

   If purchases or sales of securities for a Master Portfolio or other client of Barclays arise for consideration at or about the same time, transactions in such securities will be allocated as to amount and price, insofar as feasible, for the Master Portfolio and other clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of Barclays during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. It is the opinion of the Board of Trustees of the Trust, however, that the benefits available to the Trust outweigh any possible disadvantages that may arise from such concurrent transactions.

   On occasions when Barclays (under the supervision of the Master Fund's Board of Trustees) deems the purchase or sale of a security to be in the best interests of the Master Portfolios as well as other accounts or companies, it may, to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be sold or purchased for the Master Portfolios with those to be sold or purchased for other accounts or companies in order to obtain favorable execution and low brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by Barclays in a manner considered to be most equitable and consistent with its fiduciary obligations to the Master Portfolios and to such other accounts or companies. In some cases this procedure may adversely affect the size of the position obtainable for a Master Portfolio.

   Barclays assumes general supervision over placing orders on behalf of each Master Portfolio for the purchase or sale of portfolio securities. Allocation of brokerage transactions, including their frequency, is made in the best judgment of Barclays and in a manner deemed fair and reasonable to shareholders. In executing portfolio transactions and selecting brokers or dealers, Barclays seeks to obtain the best overall terms available for each Master Portfolio. In assessing the best overall terms available for any transaction, Barclays considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. The primary consideration is prompt execution of orders at the most favorable net price. Certain of the brokers or dealers with whom the Master Portfolios may transact business offer commission rebates to the Master Portfolios. Barclays considers such rebates in assessing the best overall terms available for any transaction. The overall reasonableness of brokerage commissions paid is evaluated by Barclays based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.

                     PORTFOLIO TRANSACTIONS AND BROKERAGE

   Since each Fund invests all of its assets in a corresponding Master Portfolio of Master Fund, set forth below is a description of the Master Portfolios' policies governing portfolio securities transactions.

   Purchases and sales of equity securities on a securities exchange usually are effected through brokers who charge a negotiated commission for their services. Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in light of generally prevailing rates. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, affiliates of Barclays. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

   Purchases of debt securities generally are principal transactions. Debt securities normally are purchased or sold from or to dealers serving as market makers for the securities at a net price. Debt securities may also be purchased in underwritten offerings or directly from an issuer. Generally debt obligations are traded on a net basis and do not involve brokerage commissions. The cost of executing transactions in debt securities consists primarily of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with Master

Fund are prohibited from dealing with Master Fund as a principal in the purchase and sale of portfolio securities unless an exemptive order allowing such transactions is obtained from the Commission or an exemption is otherwise available. The Master Portfolios may purchase securities from underwriting syndicates of which Barclays or its affiliates are member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by Master Fund's Board of Trustees.

   The Master Fund has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by Master Fund's Board of Trustees, Barclays is responsible for the Master Portfolio's investment decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Master Portfolios to obtain the best overall terms taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. Barclays generally seeks reasonably competitive spreads or commissions. Barclays may from time to time execute trades on behalf of and for the account of the Master Portfolio with brokers or dealers that are affiliated with Barclays.

   In assessing the best overall terms available for any transaction, Barclays considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. As a result, a Master Portfolio may pay a broker/dealer that furnishes brokerage services a higher commission than that which might be charged by another broker/dealer for effecting the same transaction, provided that such commission is determined to be reasonable in relation to the value of the brokerage services provided by such broker/dealer. Certain of the broker/dealers with whom the Master Portfolios may transact business may offer commission rebates to the Master Portfolios. Barclays considers such rebates in assessing the best overall terms available for any transaction. Master Fund's Board of Trustees will periodically review the commissions paid by the Master Portfolios to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Master Portfolios.

   Under Section 28(e) of the Securities Exchange Act of 1934, an investment adviser shall not be "deemed to have acted unlawfully or to have breached its fiduciary duty" solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of Section 28(e), an investment adviser must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided . . . viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion and that the services provided by a broker provide an investment adviser with lawful and appropriate assistance in the performance of its investment decision-making responsibilities." Accordingly, the price to a Master Portfolio in any transaction may be less favorable than that available from another broker/dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

                       DETERMINATION OF NET ASSET VALUE

   The Net Asset Value (NAV) for each Fund is determined as of the time of the close of regular session trading on the New York Stock Exchange ("NYSE") (currently at 4:00 p.m., Eastern Time), on each day when the NYSE is open for business. Shares of the Funds will not be priced on days when the NYSE is closed.

   Equity securities (including common stocks, preferred stocks, convertible securities and warrants) and call options written on all portfolio securities, listed or traded on a national exchange are valued at their last sale price on that exchange prior to the time when assets are valued. In the absence of any exchange sales on that day, such securities are valued at the last sale price on the exchange on which it is traded. Securities traded only on over-the-counter markets generally are valued at the closing bid price.

   Debt securities traded on a national exchange are valued at their last sale price on that exchange prior to the time when assets are valued, or, lacking any sales, at the last reported bid price. Debt securities other than money market instruments traded in the over-the-counter market are valued at the last reported bid price or at yield equivalent as obtained from one or more dealers that make markets in the securities. If the market quotations described above are not available, debt securities, other than short-term debt securities, may be valued at a fair value as determined by one or more independent pricing services (each, a "Service"). The Service may use available market quotations and employ electronic data processing techniques and/or a matrix system to determine valuations. Each Service's procedures are reviewed by the officers of the Trust under the general supervision of the Boards of Trustees of the Trust and the Master Fund.

   Money market instruments held with a remaining maturity of 60 days or less (other than U.S. Treasury bills) are generally valued on an amortized cost basis. Under the amortized cost basis method of valuation, the security is initially valued at its purchase price (or in the case of securities purchased with more than 60 days remaining to maturity, the market value on the 61st day prior to maturity), and thereafter by amortizing any premium or discount uniformly to maturity. If for any reason the amortized cost method of valuation does not appear to fairly reflect the fair value of any security, a fair value will be determined in good faith by or under the direction of the Boards of Trustees of the Trust or the Master Fund, as the case may be, as in the case of securities having a maturity of more than 60 days.

   Securities that are primarily traded on foreign securities exchanges are generally valued at the last sale price on the exchange where they are primarily traded. All foreign securities traded on the over-the-counter market are valued at the last sale quote, if market quotes are available, or the last reported bid price if there is no active trading in a particular security on a given day. Quotations of foreign securities in foreign currencies are converted, at current exchange rates, to their U.S. dollar equivalents in order to determine their current value. Forward currency contracts are valued at the current cost of offsetting the contract. Because foreign securities (other than American Depositary Receipts) are valued as of the close of trading on various exchanges and over-the-counter markets throughout the world, the net asset value of Funds investing in foreign securities generally includes values of foreign securities held by those Funds that were effectively determined several hours or more before the time NAV is calculated. In addition, foreign securities held by Funds may be traded actively in securities markets which are open for trading on days when the Funds do not calculate their net asset value. Accordingly, there may be occasions when a Fund holding foreign securities does not calculate its net asset value but when the value of such Fund's portfolio securities is affected by such trading activity. The Funds monitor for significant events in foreign markets. A Fund may price a non-U.S. security it holds at a fair value determined according to procedures adopted by the board of the Trust if it appears that the value of the security has been materially affected by events occurring between the close of the primary market or exchange on which the security is traded and the time for computing net asset value.

   Exchange listed options that are written or purchased by a Fund are valued on the primary exchange on which they are traded. Over-the-counter options written or purchased by a Fund are valued based upon prices provided by market-makers in such securities. Exchange-traded financial futures contracts are valued at their settlement price established each day by the board of trade or exchange on which they are traded.

   Securities for which market quotations are not readily available, or for which the procedures described above do not produce a fair value, are valued at a fair value as determined in good faith in accordance with procedures approved by the Boards of Trustees of the Trust or the Master Fund, as the case may be. The effect of this will be that NAV will not be based on the last quoted price on the security, but on a price with the Board of Trustees or its delegate believes reflects the current and true price of the security.

Suspension or Postponement of NAV Computation

   Computation of NAV (and the sale and redemption of fund shares) may be suspended or postponed during any period when (a) trading on the NYSE is restricted, as determined by the Commission, or the NYSE is closed for other than customary weekend and holiday closings, (b) the Commission has by order permitted such suspension, or (c) an emergency, as determined by the Commission, exists making disposal of portfolio securities or valuation of the net assets of the funds not reasonably practicable.

                            PERFORMANCE INFORMATION

   The Trust may from time to time quote or otherwise use average annual total return information for the Funds in advertisements, shareholder reports or sales literature. In contrast to other sections of this SAI where the terms "Fund" or "Funds" refer to both the Funds and the Master Portfolios, the term Fund or Funds in the remainder of this SAI refer only to the Fund or Funds offered by the Trust. Average Annual Total Return" is the average annual compounded rate of change in value represented by the percentage change in value during a period of an investment in shares of the Fund, including the value of shares acquired through reinvestment of all dividends and capital gains distributions for the period. Average Annual Total Return is computed as follows:

                       P (1 + T) to the power of n = ERV

      Where:

          P = a hypothetical initial payment of $1,000.

          T = average annual total return.

          n = number of years.

          ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion). In computing Average Annual Total Returns for Class A shares the maximum initial sales load of 3% is deducted from the initial $1,000 payment. In computing Average Annual Total Returns for Class B shares, the applicable maximum deferred sales load is deducted from the ending redeemable value.

   Each Fund may provide information on its "Average Annual Total Return (After Taxes on Distribution)" in advertising and sales literature. "Average Annual Total Return (After Taxes on Distributions)" is the average annual compounded rate of change in value represented by the percentage change in value during a period of an investment in shares of the Fund, including the value of shares acquired through reinvestment of all dividends and capital gains distributions for the period, after taxes on fund distributions but not after taxes on redemptions. To determine these figures, all income, short-term capital gain distributions, and long-term capital gain distributions are assumed to have been taxed at the highest marginal individualized federal tax rate then in effect. Those maximum tax rates are applied to distributions prior to reinvestment and the after-tax portion is assumed to have been reinvested in the Fund. State and local taxes are ignored. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. Average Annual Total Return (After Taxes on Distributions) is computed as follows:

                    P (1 + T) to the power of n = ATV\\D\\

      Where:

          P = a hypothetical initial payment of $1000.

          T = average annual total return (after taxes on distributions).

          n = number of years.

          ATV\\D\\ = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption. In computing Average Annual Total Returns (After Taxes on Distributions) for Class A shares the maximum initial sales load of 3% is deducted from the initial $1,000 payment.

   Each Fund may provide information on its "Average Annual Total Return (After Taxes on Distribution and Redemption)" in advertising and sales literature. "Average Annual Total Return (After Taxes on Distributions and Redemption)" is the average annual compounded rate of change in value represented by the percentage change in value during a period of an investment in shares of the Fund, including the value of shares acquired through reinvestment of all dividends and capital gains distributions for the period, after taxes on fund distributions and redemptions. Average Annual Total Return (After Taxes on Distributions and Redemption) is computed as follows:

                           P (1 + T)/n/ = ATV\\DR\\

      Where:

          P = a hypothetical initial payment of $1,000.

          T = average annual total return (after taxes on distributions and redemption).

          n = number of years.

          ATV\\DR\\ = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption. In computing Average Annual Total Returns (After Taxes on Distributions and Redemption) for Class A shares the maximum initial sales load of 3% is deducted from the initial $1,000 payment.

   The Trust also may from time to time quote or otherwise use year-by-year total return, cumulative total return and yield information for the Funds in advertisements, shareholder reports or sales literature. Year-by-year total return and cumulative total return for a specified period are each derived by calculating the percentage rate required to make a $1,000 investment in a Fund (assuming that all distributions are reinvested) at the beginning of such period equal to the actual total value of such investment at the end of such period.

   From time to time the Trust may publish an indication of the Funds' past performance as measured by independent sources such as (but not limited to) Lipper, Inc., Weisenberger Investment Companies Service, Donoghue's Money Fund Report, Barron's, Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Personal Investor, Sylvia Porter's Personal Finance and The Wall Street Journal. The Trust may also advertise information which has been provided to the NASD for publication in regional and local newspapers. In addition, the Trust may from time to time advertise its performance relative to certain indices and benchmark investments, including (a) the Lipper, Inc. Mutual Fund Performance Analysis, Fixed-Income Analysis and Mutual Fund Indices (which measure total return and average current yield for the mutual fund industry and rank mutual fund performance); (b) the CDA Mutual Fund Report published by CDA Investment Technologies, Inc. (which analyzes price, risk and various measures of return for the mutual fund industry); (c) the Consumer Price Index published by the U.S. Bureau of Labor Statistics (which measures changes in the price of goods and services); (d) Stocks, Bonds, Bills and Inflation published by Ibbotson Associates (which provides historical performance figures for stocks, government securities and inflation); (e) the Hambrecht & Quist Growth Stock Index; (f) the NASDAQ OTC Composite Prime Return; (g) the Russell Midcap Index; (h) the Russell 2000 Index-Total Return;
(i) the ValueLine Composite-Price Return; (j) the Wilshire 4600 Index; (k) the Salomon Brothers' World Bond Index (which measures the total return in U.S. dollar terms of government bonds, Eurobonds and foreign bonds of ten countries, with all such bonds having a minimum maturity of five years); (1) the Shearson Lehman Brothers Aggregate Bond Index or its component indices (the Aggregate Bond Index measures the performance of Treasury, U.S. Government agencies, mortgage and Yankee bonds); (m) the S&P Bond indices (which measure yield and price of corporate, municipal and U.S. Government bonds); (n) the J.P. Morgan Global Government Bond Index; (o) Donoghue's Money Market Fund Report (which provides industry averages of 7-day annualized and compounded yields of taxable, tax-free and U.S. Government money market funds); (p) other taxable investments including certificates of deposit, money market deposit accounts, checking accounts, savings accounts, money market mutual funds and repurchase agreements; (q) historical investment data supplied by the research departments of Goldman Sachs, Lehman Brothers, First Boston Corporation, Morgan Stanley (including EAFE "Free"), Salomon Brothers, Merrill Lynch, Donaldson Lufkin and Jenrette or other providers of such data; (r) the FT-Actuaries Europe and Pacific Index; (s) mutual fund performance indices published by Variable Annuity Research & Data Service; and (t) mutual fund performance indices published by Morningstar, Inc. The composition of the investments in such indices and the characteristics of such benchmark investments are not identical to, and in some cases are very different from, those of a Fund's portfolio. These indices and averages are generally unmanaged and the items included in the calculations of such indices and averages may be different from those of the equations used by the Trust to calculate a Fund's performance figures.

   The Trust may from time to time summarize the substance of discussions contained in shareholder reports in advertisements and publish the views as to markets of Barclays, the rationale for a Fund's investments and discussions of the Fund's current asset allocation. From time to time, advertisements or information may include a discussion of certain attributes or benefits to be derived by an investment in a particular Fund. Such advertisements or information may include symbols, headlines or other material which highlight or summarize the information discussed in more detail in the communication.

   Each Fund may also show its performance in the form of "yield" or "taxable equivalent yield." In accordance with a standardized method prescribed by rules of the SEC, yield is computed by dividing the net investment income per share earned during the specified one month or 30-day period by the maximum offering price per share on the last day of the period, according to the following formula:

                      Yield = 2 [(a - b + 1) to the power of 6 - 1]
                                      ----
                                       cd

      Where: a = Dividends and interest earned during the period;

             b = Expenses accrued for the period (net of reimbursements);

             c = The average daily number of shares outstanding during the period that were entitled to receive dividends; and

             d = The maximum offering price per share on the last day of the period.

   In computing yield, the Funds follow certain standardized accounting practices specified by SEC rules. These practices are not necessarily consistent with those that the Funds use to prepare their annual and interim financial statements (in conformity with generally accepted accounting principles). Thus, yield may not equal the income paid to shareholders or the income reported in a Fund's financial statements.

   Taxable equivalent yield is computed by dividing that portion of the yield that is tax-exempt by the remainder of one minus the stated federal income tax rate, taking into account the deductibility of state taxes for federal income tax purposes, and adding the quotient to that portion, if any, of the yield that is not tax exempt.

   Performance figures quoted by a Fund are not necessarily indicative of future results. Each Fund's performance is a function of conditions in the securities markets, portfolio management and operating expenses. Although information about past performance is useful in reviewing a Fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods. The performance of a Fund may be compared to mutual fund industry indexes or averages, such as the S&P 500 Index.

   Any performance data quoted for a Fund will represent historical performance and the investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than original cost.

                    PURCHASE AND REDEMPTION OF FUND SHARES

   Purchases of Fund shares are discussed fully in the Prospectus under the heading "Shareholder Information--How to Buy Shares." Redemptions of Fund Shares are discussed fully in the Prospectus under the heading "Shareholder Information--How to Redeem Fund Shares."

   Special Waivers. Class A shares are purchased without a sales charge in the situations specified in the Prospectus. However, in certain specific situations, redemptions of such shares within 12 months of purchase are subject to a contingent deferred sales charge of 0.50% of the lesser of the value of the shares redeemed or the total cost of the shares.

   Rights of Accumulation. Each Fund offers to all qualifying investors a cumulative discount under which investors are permitted to purchase Class A shares of any Fund at the price applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then current net asset value of the purchaser's holdings of shares of any Fund. Acceptance of the purchase order is subject to confirmation of qualification. The cumulative discount may be amended or terminated at any time as to subsequent purchases.

   Systematic Withdrawal Plan. The Systematic Withdrawal Plan ("SWP") is designed to provide a convenient method of receiving fixed payments at regular intervals from shares deposited by the applicant under the SWP. Periodic checks of $100 or more will be sent to the applicant, or any person designated by him, monthly, quarterly or annually.

   Any income dividends or capital gains distributions on shares under the SWP will be credited to the SWP account on the payment date in full and fractional shares at the net asset value per share in effect on the record date.

   SWP payments are made from the proceeds of the redemption of shares deposited in a SWP account. Redemptions are potentially taxable transactions to shareholders. To the extent that such redemptions for periodic withdrawals exceed dividend income reinvested in the SWP account, such redemptions will reduce and ultimately may exhaust the number of shares deposited in the SWP account. In addition, the amounts received by a shareholder cannot be considered as an actual yield or income on his or her investment because part of such payments may be a return of his or her capital.

   The SWP may be terminated at any time (1) by written notice to the Fund or from the Fund to the shareholder; (2) upon receipt by the Fund of appropriate evidence of the shareholder's death; or (3) when all shares under the SWP have been redeemed.

   Special Redemptions. Although it would not normally do so, each Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Board of Trustees of the Trust. When the shareholder sells portfolio securities received in this fashion, he would incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Funds have elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which each Fund is obligated to redeem shares solely in cash up to $500,000 of the applicable Fund during any 90 day period for any one account.

   Suspension of Redemptions. A Fund may not suspend a shareholder's right of redemption, or postpone payment for a redemption for more than seven days, unless the NYSE is closed for other than customary weekends or holidays, or trading on the NYSE is restricted, or for any period during which an emergency exists as a result of which (1) disposal by a Fund of securities owned by it is not reasonably practicable, or (2) it is not reasonably practicable for a Fund to fairly determine the value of its assets, or for such other periods as the Commission may permit for the protection of investors.

                             DISTRIBUTION EXPENSES

   Management Corp. serves as the principal underwriter for the Trust pursuant to a Distribution Agreement which has been approved by the Board of Trustees of the Trust. Management Corp. is a registered broker-dealer and a member of the National Association of Securities Dealers, Inc. ("NASD"). Class A and Class B shares of each Fund will be continuously offered and will be sold by registered representatives of Management Corp., which receives sales charges and distribution plan fees from each Class A and Class B shares of each Fund under the Distribution Agreement. Institutional class shares do not have a sales charge, and the Institutional class of shares is merely made available to eligible investors for purchase by Management Corp. as contrasted with the Class A and Class B shares which are actively marketed by registered representatives of Management Corp.


   Management Corp. uses the sales charges and 12b-1 distribution plan fees it collects from each Fund to pay cash and non-cash compensation to its registered representatives for their services. Registered representatives who sell Class A shares receive as direct compensation for their services approximately 75% of the sales charges imposed. Even though Management Corp. receives no upfront sales charge when an investor purchases Class B shares, Management Corp. pays it registered representatives the same amount for selling Class B shares as it pays those persons for selling Class A shares. In the case of Class B shares, Management Corp. finances the commissions payable to its registered representatives by paying commissions when Fund shares are sold and by using future and anticipated contingent deferred sales charges and 12b-1 distribution fees to recoup the initial commission expense.

   In addition to paying commissions directly to its registered representatives for selling Fund shares and for providing other shareholder services, Management Corp. may, in its discretion, pay other cash and non-cash compensation to such persons for their services, including, but not limited to, cash bonuses, prizes, awards and trips. The aggregate amount of direct and indirect compensation paid by Management Corp. to its registered representatives for selling Fund shares may, over short or extended periods of time, exceed the aggregate amount of sales charges and distribution plan fees that Management Corp. receives from the Trust.

   Management Corp. bears all the expenses of providing services pursuant to the Distribution Agreement, including the payment of the expenses relating to the distribution of Prospectuses for sales purposes as well as any advertising or sales literature. The Trust bears the expenses of registering its shares with the Commission and paying the fees required to be paid by state regulatory authorities. The Distribution Agreement continues in effect for two years from initial approval and for successive one-year periods thereafter, provided that each such continuance is specifically approved (i) by vote of a majority of the Board of Trustees of the Trust, including a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party, (as the term interested person is defined in the 1940 Act); or (ii) by the vote of a majority of the outstanding voting securities of a Fund. Management Corp. is not obligated to sell any specific amount of shares of any Fund.

   Management Corp.'s business and mailing address is One State Farm Plaza, Bloomington, Illinois 61710. Management Corp. was organized as a Delaware corporation in November 1996 and is a wholly-owned subsidiary of Auto Company.

   Management Corp., as principal underwriter for the Funds, receives underwriting commissions from the Funds in the form of front-end sales charges and contingent deferred sales charges, and the underwriting commissions paid by the Funds to Management Corp. during the previous three calendar years are reflected in the chart below. Management Corp. sells Fund shares through its registered representatives and does not appoint other brokers or dealers to sell Fund shares. Accordingly, Management Corp. retains 100% of the underwriting commissions received from the Funds.

  Underwriting Commissions Paid by the Funds to Management Corp., the Trust's
                     Distributor and Principal Underwriter


                                                   Compensation on Aggregate Underwriting
                                                    Redemption or  Commissions (Front-End    Aggregate
                                                     Repurchase        Sales Charges        Underwriting
                                        Front-End    (Contingent      plus Contingent       Commissions
Calendar                                  Sales    Deferred Sales      Deferred Sales       Retained by
  Year               Fund                Charges      Charges)            Charges)        Management Corp.
-------- -----------------------------  ---------- --------------- ---------------------- ----------------
 2000*   Equity Fund...................          0           0                    0                   0
 2001    Equity Fund................... $  115,857     $ 1,840           $  117,697          $  117,697
 2002    Equity Fund...................    447,959      14,306              462,266             462,266

 2000*   Small Cap Equity Fund.........          0           0                    0                   0
 2001    Small Cap Equity Fund.........     33,881         367               34,248              34,248
 2002    Small Cap Equity Fund.........    172,270       4,227              176,497             176,497

 2000*   International Equity Fund.....          0           0                    0                   0
 2001    International Equity Fund.....     22,450         169               22,619              22,619
 2002    International Equity Fund.....     74,856       2,084               76,940              76,940

 2000*   S&P 500 Index Fund............          0           0                    0                   0
 2001    S&P 500 Index Fund............    192,491       3,043              195,534             195,534
 2002    S&P 500 Index Fund............  1,036,690      29,358            1,066,048           1,066,048

 2000*   Small Cap Index Fund..........          0           0                    0                   0
 2001    Small Cap Index Fund..........     42,560       1,394               43,955              43,955
 2002    Small Cap Index Fund..........    287,769       7,029              294,798             294,798

 2000*   International Index Fund......          0           0                    0                   0
 2001    International Index Fund......     24,810         142               24,951              24,951
 2002    International Index Fund......    102,712       4,056              106,768             106,768

 2000*   Equity and Bond Fund..........          0           0                    0                   0
 2001    Equity and Bond Fund..........    136,606       1,534              138,140             138,140
 2002    Equity and Bond Fund..........    576,106      22,366              598,472             598,472

 2000*   Bond Fund.....................          0           0                    0                   0
 2001    Bond Fund.....................     96,161         562               96,723              96,723
 2002    Bond Fund.....................    653,220      16,737              669,957             669,957

 2000*   Tax Advantaged Bond Fund......          0           0                    0                   0
 2001    Tax Advantaged Bond Fund......     23,689          16               23,705              23,705
 2002    Tax Advantaged Bond Fund......    162,141       1,024              163,165             163,165

 2000*   Money Market Fund.............          0           0                    0                   0
 2001    Money Market Fund.............        n/a         738                  738                 738
 2002    Money Market Fund.............        n/a         719                  719                 719

--------
* Because the Funds were not publicly sold until after January 1, 2001, there were no front-end sales charges or contingent deferred sales charges in 2000.

   Other than the compensation described in the table above, Management Corp. received no other compensation, such as brokerage commissions, from the Funds during the calendar year ended December 31, 2002.

                              DISTRIBUTION PLANS

   The Trust has adopted separate distribution plans (the "Plans") for Class A and Class B shares of each Fund, in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rule of the NASD regarding asset based sales charges. The Trust has also entered into a Shareholder Services Agreement with Management Corp. for both Class A and Class B shares of each Fund.

Class A Shares

   Pursuant to the Class A Plan, each Fund will pay Management Corp. 0.25% of the Fund's average daily net assets attributable to Class A shares for its expenditures in financing any activity primarily intended to result in the sale of Fund shares. The expenses of a Fund pursuant to the Class A Plan are accrued on a fiscal year basis. The purpose of the fee is to compensate Management Corp. for its distribution services to the Funds. Management Corp. pays commissions to registered representatives as well as reimbursement of expenses of printing Prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution-related expenses, including without limitation, the cost necessary to provide distribution-related services, or personnel, travel, office expenses and equipment.

   The Funds also will compensate the Manager under the Shareholder Services Agreement for maintenance and personal service provided to existing Class A shareholders. The expenses of a Fund under the Shareholder Services Agreement are accrued on a fiscal year basis and will equal 0.25% of the Fund's average daily net assets attributable to Class A shares.

Class B Shares

   Pursuant to the Class B Plan, each Fund will pay Management Corp. a fee of 0.65% of the average daily net assets attributable to Class B shares for distribution financing activities.

   The purpose of the fee is to compensate Management Corp. for its distribution services to the Funds. Management Corp. pays commissions to registered representatives as well as reimbursement of expenses of printing Prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution related expenses, including without limitation, the cost necessary to provide distribution-related services, or personnel, travel, office expenses and equipment.

   The Funds will compensate the Manager under the Shareholder Services Agreement for shareholder account services at the rate of 0.25% of the average daily net assets of the Fund attributable to Class B shares.

General

   In accordance with the terms of the Plans, Management Corp. will provide to the Trust, for review by the Board of Trustees, a quarterly written report of the amounts expended under the respective Plans and the purpose for which such expenditures were made. Each quarter, the Board of Trustees will review the level of compensation the Plans provide in considering the continued appropriateness of the Plans.

   The Plans were adopted by a majority vote of the Board of Trustees, including at least a majority of Trustees who are not, and were not at the time they voted, interested persons of the Fund as defined in the 1940 Act and do not and did not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans. In approving the Plans, the Trustees identified and considered a number of potential benefits which the Plans may provide. The Board of Trustees believes that there is a reasonable likelihood that the Plans will benefit each Fund and its current and future shareholders. Under their terms, the Plans remain in effect from year to year, provided such continuance is approved annually by vote of the Board of Trustees in the manner described above. The Plans may not be amended to increase materially the amount to be spent for distribution without approval of the shareholders of the Fund affected thereby, and material amendments to the Plans must also be approved by the Board of Trustees in the manner described above. A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the Board of Trustees who are not interested persons of the Fund and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund affected thereby. A Plan will automatically terminate in the event of its assignment (as defined in the 1940 Act).

   The anticipated benefits to the Funds and their shareholders that may result from the Plans are as follows. First, the Plans allow more flexibility to the prospective shareholder in choosing how to pay sales loads, either through Class A or Class B shares. Second, they provide an attractive compensation package for the sales force to sell the Funds which is necessary to attract assets. Third, they provide an incentive for the sales force to provide a higher level of service and compensate them accordingly. This in turn should lead to improved retention and a higher amount of assets, which in turn will benefit all shareholders by lowering costs per share in the future.

                            OTHER SERVICE PROVIDERS

Custodians

   Investors Bank and Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116 ("IBT"), is the custodian for the Funds.

   IBT may hold securities of the Funds in amounts sufficient to cover put and call options written on futures contracts in a segregated account by transferring (upon the Trust's instructions) assets from a Fund's general (regular) custody account. The custodians also will hold certain assets of certain of the Funds or Master Portfolios constituting margin deposits with respect to financial futures contracts at the disposal of FCMs through which such transactions are effected. IBT performs fund accounting services, including the valuation of portfolio securities and the calculation of net asset value, for each Fund.

Transfer Agent

   The Transfer Agent Agreements between the Trust and the Manager appoints the Manager as the Funds' transfer agent and dividend disbursing agent. Under the terms of the agreement, the Manager: (1) prepares and mails transaction confirmations, annual records of investments and tax information statements;
(2) effects transfers of Fund shares; (3) prepares annual shareowner meeting lists; (4) prepares, mails and tabulates proxies; (5) mails shareowner reports; and (6) disburses dividend and capital gains distributions. These services are performed by the Manager at a fee determined by the Board of Trustees to be reasonable in relation to the services provided and no less favorable to the Funds than would have been available from a third party.

   IBT acts as transfer agent and dividend disbursing agent for the Master Portfolios.

Independent Auditors

   The Funds' independent auditors are Ernst & Young LLP, 233 South Wacker Drive, Chicago, Illinois 60606. The firm audits each Fund's annual financial statements, reviews certain regulatory reports and each Fund's federal income tax returns, and performs other professional accounting, auditing, tax and advisory services when engaged to do so by the Audit Committee of the Trust.

                                     TAXES

General Tax Information

   The Trust intends for each Fund to qualify as a regulated investment company under the Subchapter M of the Code. If a Fund qualifies as a regulated investment company and distributes substantially all of its net income and gains to its shareholders (which the Funds intend to do), then under the provisions of Subchapter M, that Fund should have little or no income taxable to it under the Code.

   Each Fund must meet several requirements to maintain its status as a regulated investment company. These requirements include the following: (1) at least 90% of the Fund's gross income must be derived from dividends, interest, payments with respect to securities loans and gains from the sale or disposition of securities or foreign currencies; and (2) at the close of each quarter of the Fund taxable year, (a) at least 50% of the value of the Fund's total assets must consist of cash, U.S. Government securities, securities of the other regulated investment companies and other securities, such that no more than 5% of the value of the Fund consists of such other securities of any one issuer and the Fund must not hold more than 10% of the outstanding voting stock of any such issuer, and (b) the Fund must not invest more than 25% of the value of its total assets in the securities of any one issuer (other than U.S. Government securities) or two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses.

   In order to maintain the qualification of a Fund's status as a regulated investment company, the Trust may, in its business judgment, restrict a Fund's ability to invest in certain financial instruments. For the same reason, the Trust may, in its business judgment, require a Fund to maintain or dispose of an investment in certain types of financial instruments beyond the time when it might otherwise be advantageous to do so.

   Each Fund will be subject to a 4% non-deductible federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirement. The Funds intend under normal circumstances to avoid liability for such tax by satisfying such distribution requirements.

   If a Fund acquires stock in certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), that Fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election would require the applicable Fund to recognize taxable income or gain without the concurrent receipt of cash. Any Fund that is permitted to acquire stock in foreign corporations may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

   Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain foreign currency futures and options, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to a Fund's investment in stock or securities, possibly including speculative currency positions or currency derivatives not used for hedging purposes, could under future Treasury regulations produce income not among the types of "qualifying income" from which the Fund must derive at least 90% of its annual gross income.

   Some Funds may be subject to withholding and other taxes imposed by foreign countries with respect to their investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. The Funds anticipate that they generally will not qualify to pass such foreign taxes and any associated tax deductions or credits through to their shareholders, who therefore generally will not report such amounts on their tax returns.

   For Federal income tax purposes, each Fund is permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they would not result in federal income tax liability to the applicable Fund and would not be distributed as such to shareholders.

   Investment in debt obligations that are at risk or in default presents special tax issues for any Fund that may hold such obligations. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by any Fund that may hold such obligations in order to reduce the risk of distributing insufficient income to preserve its status as a regulated investment company and avoid becoming subject to federal income or excise tax.

   Limitations imposed by the Code on regulated investment companies like the Funds may restrict a Fund's ability to enter into futures, options, and forward transactions.

   Certain options, futures and forward foreign currency transactions undertaken by a Fund may cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated and affect the character as long-term or short-term (or, in the case of certain currency forwards, options and futures, as ordinary income or loss) and timing of some capital gains and losses realized by the Fund. Also, certain of a Fund's losses on its transactions involving options, futures or forward contracts and/or offsetting portfolio positions may be deferred rather than being taken into account currently in calculating the Fund's taxable income. Certain of the applicable tax rules may be modified if a Fund is eligible and chooses to make one or more of certain tax elections that may be available. These transactions may therefore affect the amount, timing and character of a Fund's distributions to shareholders. The Funds will take into account the special tax rules (including consideration of available elections) applicable to options, futures or forward contracts in order to minimize any potential adverse tax consequences.

   Distributions from a Fund's current or accumulated earnings and profits ("E&P"), as computed for federal income tax purposes, will be taxable as described in the Fund's Prospectus whether taken in shares or in cash. Distributions, if any, in excess of E&P will constitute a return of capital, which will first reduce an investor's tax basis in a Fund's shares and thereafter (after such basis is reduced to zero) will generally give rise to capital gains. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distributions in cash, divided by the number of shares received.

   At the time of an investor's purchase of shares of a Fund, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

   Upon a redemption of shares of a Fund (including by exercise of the exchange privilege), a shareholder may realize a taxable gain or loss depending upon his basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term, depending upon that shareholder's tax holding period for the shares. A sales charge paid in purchasing shares of a Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of the Fund are subsequently acquired without payment of a sales charge pursuant to the increase in the shareholder's tax basis in the shares subsequently acquired. Also, any loss realized on a redemption or exchange will be disallowed to the extent the shares disposed of are replaced with shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to an election to reinvest dividends of capital gain distributions automatically. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares.

   For purposes of the dividends received deduction available to corporations, dividends received by a Fund, if any, from U.S. domestic corporations in respect of the stock of such corporations held by the Fund, for federal income tax purposes, for at least 46 days (91 days in the case of certain preferred stock) and distributed and designated by the Fund may be treated as qualifying dividends. Corporate shareholders must meet the minimum holding period requirement stated above (46 or 91 days) with respect to their shares of the applicable Fund in order to qualify for the deduction and, if they borrow to acquire such shares, may be denied a portion of the dividends received deduction. The entire qualifying dividend, including the otherwise deductible amount, will be included in determining the excess (if any) of a corporate shareholder's adjusted current earnings over its alternative minimum taxable income, which may increase its alternative minimum tax liability. Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its basis in its shares may be reduced, for federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares, for the purpose of computing its gain or loss on redemption or other disposition of the shares.

   Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to shareholder accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

   The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies, and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of the shares of a Fund may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Funds in their particular circumstances.

   Non-U.S. investors not engaged in a U.S. trade or business with which their investment in a Fund is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to non-resident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from a Fund and, unless an effective IRS Form W-8 (or equivalent form) or authorized substitute is on file, to 31% backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in any Fund. The Funds do not generally accept investments by non-U.S. investors.

State and Local

   Each Fund may be subject to state or local taxes in jurisdictions in which such Fund may be deemed to be doing business. In addition, in those states or localities which have income tax laws, the treatment of such Fund and its shareholders under such laws may differ from their treatment under federal income tax laws, and investment in such Fund may have different tax consequences for shareholders than would direct investment in such Fund's portfolio securities. Shareholders should consult their own tax advisers concerning these matters.

                                CODES OF ETHICS

   The Manager intends that: all of its activities function exclusively for the benefit of the owners or beneficiaries of the assets it manages; assets under management or knowledge as to current or prospective transactions in managed assets are not utilized for personal advantage or for the advantage of anyone other than the owners or beneficiaries of those assets; persons associated with the Manager and the Trust avoid situations involving actual or potential conflicts of interest with the owners or beneficiaries of managed assets; and situations appearing to involve actual or potential conflicts of interest or impairment of objectivity are avoided whenever doing so does not run counter to the interests of the owners or beneficiaries of the managed assets. The Board of Trustees of the Trust has adopted a Code of Ethics which imposes certain prohibitions, restrictions, preclearance requirements and reporting rules on the personal securities transactions of subscribers to the Code, who include the Trust's officers and Trustees and the employees of the Manager. Barclays has have adopted a Code of Ethics relating to its employees, and the Board of Trustees of the Trust has adopted Barclays' Code of Ethics insofar as it relates to their respective employees' activities in connection with the Trust. The Board of Trustees believes that the provisions of its Code of Ethics and Barclays' Code of Ethics are reasonably designed to prevent subscribers from engaging in conduct that violates these principles.

                                    SHARES

   The Trust was organized as a business trust pursuant to the laws of the State of Delaware on June 8, 2000. The Trust is authorized to issue an unlimited number of shares of beneficial interest in the Trust, all without par value. Shares are divided into and may be issued in a designated series representing beneficial interests in one of the Trust's Funds. There are currently fifteen series of shares.

   Each share of a series issued and outstanding is entitled to participate equally in dividends and distributions declared by such series and, upon liquidation or dissolution, in net assets allocated to such series remaining after satisfaction of outstanding liabilities. The shares of each series, when issued, will be fully paid and non-assessable and have no preemptive or conversion rights.

   Auto Company provided the initial capital for the Funds by purchasing Class A, Class B and Institutional Class shares of each Fund. The shares were acquired for investment. As of the date of this SAI, Auto Company owns 100% of each Fund's outstanding shares.

   The Master Portfolios are series of the Master Fund, an open-end, series management investment company organized as Delaware business trust. The Master Fund was organized October 21, 1993. The Master Fund currently consists of fourteen series, including the Master Portfolios.

                                 VOTING RIGHTS

   Each share (including fractional shares) is entitled to one vote for each dollar of net asset value represented by that share on all matters to which the holder of that share is entitled to vote. Only shares representing interests in a particular Fund will be entitled to vote on matters affecting only that Fund. The shares do not have cumulative voting rights. Accordingly, owners having shares representing more than 50% of the assets of the Trust voting for the election of Trustees could elect all of the Trustees of the Trust if they choose to do so, and in such event, shareowners having voting interests in the remaining shares would not be able to elect any Trustees.

   Whenever a Fund, as an interestholder of a Master Portfolio, is requested to vote on any matter submitted to interestholders of the Master Portfolio, the Fund will either (1) hold a meeting of its shareholders to consider such matters, and cast its votes in proportion to the votes received from its shareholders (shares for which the Fund receives no voting instructions will be voted in the same proportion as the votes received from the other Fund shareholders); or (2) cast its votes, as an interestholder of the Master Portfolio, in proportion to the votes received by the Master Portfolio from all other interestholders of the Master Portfolio.

                                  APPENDIX A

                          DESCRIPTION OF BOND RATINGS

   A rating of a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Manager believes that the quality of debt securities in which a Fund invests should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the ratings services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

   The following is a description of the characteristics of ratings used by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P").

                              RATINGS BY MOODY'S

   Aaa--Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. Although the various protective elements are likely to change, such changes are not likely to impair the fundamentally strong position of such bonds.

   Aa--Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa bonds.

   A--Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

   Baa--Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Ba--Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

   B--Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   Caa--Bonds rated Caa are of poor standing. Such bonds may be in default or there may be present elements of danger with respect to principal or interest.

   Ca--Bonds rated Ca represent obligations which are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

   C--Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

   Conditional Ratings. The designation "Con." followed by a rating indicated bonds for which the security depends upon the completion of some act or the fulfillment of some condition. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

   Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa 1, A 1, Baa 1, Ba 1, and B 1.

Municipal Notes:

   MIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

   MIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

   MIG 3. This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less established.

Commercial Paper:

   Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

                            Prime-1 Highest Quality
                            Prime-2 Higher Quality
                            Prime-3 High Quality

   If an issuer represents to Moody's that its commercial paper obligations are supported by the credit of another entity or entities, Moody's, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments, or other entities, but only as one factor in the total rating assessment.

                                  S&P RATINGS

   AAA--Bonds rated AAA have the highest rating. Capacity to pay principal and interest is extremely strong.

   AA--Bonds rated AA have a very strong capacity to pay principal and interest and differ from AAA bonds only in small degree.

   A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

   BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this capacity than for bonds in higher rated categories.

   BB--B--CCC--CC--Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation among such bonds and CC the highest degree of speculation. Although such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

   C--The rating C is reserved for income bonds on which no interest is being paid.

   In order to provide more detailed indications of credit quality, S&P's bond letter ratings described above (except for AAA category) may be modified by the addition of a plus or a minus sign to show relative standing within the rating category.

   Provisional Ratings. The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, although addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon the failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Municipal Notes:

   SP-1. Notes rated SP-1 have very strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are designated SP-1+.

   SP-2. Notes rated SP-2 have satisfactory capacity to pay principal and interest.

   Notes due in three years or less normally receive a note rating. Notes maturing beyond three years normally receive a bond rating, although the following criteria are used in making that assessment:

  . Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be rated as a note).

  . Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be rated as a note).

Commercial Paper:

   A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2 and 3 to indicate the relative degree of safety.

   A-1. This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are designated A-1+.